As filed with the Securities and Exchange Commission
on February 26, 2020

File Nos. 33-12289; 811-05038

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No.

Post-Effective Amendment No. 57 ☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
ACT OF 1940 ☒

AMENDMENT NO. 57 ☒

(Check appropriate box or boxes)

CLEARWATER INVESTMENT TRUST
(Exact name of registrant as specified in charter)

30 East 7th Street, Suite 2000, St. Paul, Minnesota 55101-4930
(Address of principal executive office)

Registrant’s Telephone Number, including Area Code: (651) 228-0935

John V. O’Hanlon, Esquire
Dechert LLP
One International Place, 40th Floor
Boston, MA 02110
(Name and address of agent for service)

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485.

☐	On (date), pursuant to paragraph (b) of Rule 485.

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485.

☒	On April 29, 2020 pursuant to paragraph (a)(1) of Rule 485.

☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485.

☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

Clearwater Investment Trust

Clearwater Core Equity Fund - Ticker Symbol: QWVPX

Clearwater Small Companies Fund - Ticker Symbol: QWVOX

Clearwater Tax-Exempt Bond Fund - Ticker Symbol: QWVQX

Clearwater International Fund - Ticker Symbol: QCVAX

Prospectus

[ ], 2020

Offered exclusively to clients of Fiduciary Counselling, Inc. – not available for sale to the general public.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of these securities or determined whether this prospectus is accurate or complete.
Any representation to the contrary is a criminal offense.

Not FDIC Insured ---- May Lose Value ---- No Bank Guarantee

Summary Section

Clearwater Core Equity Fund

Investment Objective

The Fund seeks long-term growth of capital.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.90%
Other Expenses	[ ]	%
Acquired Fund Fees and Expenses	[ ]	%
Total Annual Fund Operating Expenses	[ ]	%

Example: The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years
$[ ]	$[ ]	$[ ]	$[ ]

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [ ]% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund pursues its investment objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of U.S. companies. The equity securities in which the Fund primarily invests are common and preferred stocks. The Fund employs a multi-style (growth and value) and multi-manager approach whereby portions of the Fund are allocated to different subadvisers who employ distinct investment styles. The Fund’s adviser allocates portions of the Fund’s assets among subadvisers. The Fund currently allocates assets among the following subadvisers who provide day-to-day management for the Fund: Parametric Portfolio Associates LLC (“Parametric”), AQR Capital Management, LLC (“AQR”), and O’Shaughnessy Asset Management, LLC (“OSAM”). Fiduciary Counselling, Inc. (“FCI”) also acts as a subadviser to the Fund, but does not provide day-to-day management. FCI provides the Fund with the following investment-related services: investment strategy advice, manager recommendations and related duties as requested by the Fund’s adviser.

Clearwater Management Co., Inc. (“CMC”) serves as the investment manager to the Fund and is responsible for the oversight of the Fund’s subadvisers. The allocation among subadvisers will vary over time, but the current intent of the Fund’s adviser is that under normal market conditions approximately 40% to 60% of the Fund’s total assets will be allocated to Parametric and the remaining assets will be allocated to one or more of the Fund’s two other subadvisers that provide day-to-day management.

Parametric manages its portion of the Fund’s assets using a passive management strategy to seek investment results that track, before fees and expenses, the investment results of the Russell 1000® Index as closely as possible without requiring the Fund to realize taxable gains. Parametric utilizes a representative sampling strategy, meaning that it does not intend that the portion of the Fund’s assets it manages will be invested in all the components of the Russell 1000® Index at any given time. The market capitalization of the companies included in the Russell 1000® Index as of December 31, 2019 was between $[ ] million and $[ ] billion. AQR’s strategy invests, under normal market conditions, at least 80% of the net assets, plus the amount of any borrowings for investment purposes, of the portion of the Fund it manages in equity or equity-related securities. AQR follows a disciplined, systematic approach that employs multiple measures of value, momentum and quality and seeks to invest in attractively valued companies with positive momentum and a stable business. OSAM’s strategy generally seeks to provide long-term capital appreciation by creating a portfolio with exposure to value and growth stocks, mostly large capitalization. OSAM seeks companies it deems to be high quality with low valuation ratios. Each of AQR and OSAM may rely heavily on quantitative models as part of its investment strategy.

2

Principal Risks of Investing in the Fund

Please remember that with any mutual fund investment you may lose money. The principal risks of investing in the Fund include:

Market Risk

The price of equity securities may fluctuate, sometimes rapidly and unpredictably. Market risk may impact individual securities based on general market or economic conditions and/or real or perceived factors affecting specific industries or individual company fundamentals. These factors may include corporate earnings outlooks, changes in interest rates, investor sentiment, or industry competitive conditions. Equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline, and also are generally more volatile than fixed income markets.

Active Management Risk

The adviser may actively allocate the Fund’s assets among subadvisers and, in addition, certain subadvisers provide active management. As a result, the Fund’s performance will reflect in part the adviser’s or subadvisers’ ability to make investment decisions that are suited to achieving the Fund’s investment objective. To the extent it is actively managed, the Fund could under-perform other mutual funds with similar investment objectives.

Passive Management Risk

Because a portion of the Fund is managed to seek investment results that track, before fees and expenses, those of the Russell 1000® Index, the Fund faces a risk of poor performance if:

●	The Russell 1000® Index declines generally or performs poorly relative to other U.S. equity indexes or individual stocks.
●	The stocks of companies which comprise the Russell 1000® Index fall out of favor with investors.
●	An adverse company specific event, such as an unfavorable earnings report, negatively affects the stock price of one of the larger companies in the Russell 1000® Index.

Multi-Manager Risk

Because each subadviser makes investment decisions independently, it is possible that the security selection process of the subadvisers may not complement one another. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than would be the case if the Fund were managed by a single subadviser. It is possible that one or more of the subadvisers may, at any time, take positions that may be opposite of positions taken by other subadvisers. In such cases, the Fund will incur brokerage and other transaction costs, without accomplishing any net investment results. Subadvisers also may be competing with one another for similar positions at the same time, which could have the result of increasing a security’s cost. As a general proposition, a multi-manager approach increases the Fund’s portfolio turnover rate over the portfolio turnover rate of a single manager fund which may result in higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities, higher brokerage commissions and other transaction costs. The subadvisers selected may under-perform the market generally or other subadvisers that could have been selected for the Fund.

Equity Securities Risk

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response.

Small- and Medium-Sized Company Risk

Stocks of small- and medium-sized companies may lack the management expertise, financial resources, product diversification, and competitive strengths of larger companies. Prices of such stocks may be subject to more abrupt or erratic movements than stock prices of larger, more established companies or the market averages in general. In addition, the frequency and volume of their trading may be less than is typical of larger companies, making them subject to wider price fluctuations. In some cases, there could be difficulties in selling the stocks of small- and medium-sized companies at the desired time and price.

Derivatives Risk

In general, a derivative instrument, including a futures contract, typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of the underlying security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or level of the underlying asset or index, which the Fund may not directly own, can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Additionally, to the extent the Fund is required to segregate or “set aside” (often referred to as “asset segregation”) liquid assets or otherwise cover open positions with respect to certain derivative instruments, the Fund may be required to sell portfolio instruments to meet these asset segregation requirements.

3

Model and Data Risk

One or more of the Fund’s subadvisers may rely heavily on quantitative models and information and data supplied by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investments.

When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data. The Fund bears the risk that the quantitative models will not be successful in selecting companies for investment or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.

All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect. However, even if market data is input correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.

Tax-Managed Investment Risk

Market conditions may limit the Fund’s ability to generate tax losses or to generate dividend income taxed at favorable rates. Use of a tax-managed strategy for a portion of the Fund’s assets may affect the investment decisions made for the Fund. For example, the Fund’s tax-managed strategy may cause the Fund to hold a security in order to achieve more favorable tax treatment or to sell a security in order to create tax losses. The Fund’s ability to utilize various tax-management techniques may be curtailed or eliminated in the future by tax legislation or regulation. Although a smaller portion of the Fund’s total return may consist of taxable distributions to shareholders as compared to non-tax managed funds, there can be no assurance about the size of taxable distributions to shareholders. The performance of the Fund may deviate from that of non-tax managed funds and may not provide as high a return before consideration of federal income tax consequences as non-tax managed funds. Although a tax-managed strategy is used with respect to a portion of the Fund’s assets, the Fund can realize capital gains.

Investment Style Risks:

●	Value Investing Risk
To the extent a Fund subadviser employs a value style strategy, that portion of the Fund’s assets is subject to the possibility that value stocks may fall out of favor or perform poorly relative to other types of investments. With value investing, there is the risk that the market will not recognize that the securities selected are undervalued and they might not appreciate in value in the way the subadviser anticipates.

●	Growth Investing Risk
To the extent a Fund subadviser employs a growth style strategy, that portion of the Fund’s assets is subject to the possibility that these stocks can have relatively high valuations. Because of these high valuations, an investment in a growth stock can be more risky than an investment in a company with more modest growth expectations. Growth investing does not guarantee a profit or eliminate risk.

●	Momentum Investing Risk
Investing in or having exposure to securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods during which the investment performance of the Fund while using a momentum strategy may suffer.

Past Performance

The bar chart illustrates some of the risks of investing in the Fund by showing the performance of the Fund’s shares for each of the past 10 calendar years. The total return table illustrates some of the risks of investing in the Fund by comparing the average annual total return of the Fund for the periods shown to that of the Fund’s benchmark, the Russell 1000® Index. Past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

[To be provided in subsequent amendment]

During the periods shown in the chart above, the highest and lowest quarterly returns were as follows:

Highest: [ ] % in [ ] Quarter [ ]

Lowest: [ ]% in [ ] Quarter [ ]

4

Clearwater Core Equity Fund Average Annual Total Returns
(For the Periods Ended December 31, 2019 )

	1 Year	5 Years	10 Years
Return Before Taxes	[ ]%	[ ]%	[ ]%
Return After Taxes on Distributions	[ ]%	[ ]%	[ ]%
Return After Taxes on Distributions and Sale of Fund Shares	[ ]%	[ ]%	[ ]%
Russell 1000® Index (reflects no deduction for expenses or taxes)	[ ]%	[ ]%	[ ]%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor’s tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred account, such as a 401(k) plan or individual retirement account, after-tax returns are not relevant.

Fund Adviser and Portfolio Managers

The Fund’s adviser is CMC. FCI acts as a subadviser to the Fund, but does not provide day-to-day management.

Subadvisers	Portfolio Managers	Period of Service
Parametric	James Reber, Managing Director, Portfolio Management Thomas Seto, Head of Investment Management, Seattle Investment Center Xiaozhen Li, CFA, Senior Portfolio Manager	Messrs. Reber and Seto have been portfolio managers of the Fund since 2010. Ms. Li has been a portfolio manager of the Fund since 2017.
AQR	Clifford S. Asness, Managing and Founding Principal Michele L. Aghassi, Principal Andrea Frazzini, Principal Ronen Israel, Principal Lars N. Nielsen, Principal	Messrs. Asness, Frazzini, and Israel have been portfolio managers of the Fund since 2015. Ms. Aghassi and Mr. Nielsen have been portfolio managers of the Fund since 2020.
OSAM

Jim O’Shaughnessy, Chairman, Co-Chief Investment Officer and Portfolio Manager
Patrick O’Shaughnessy, CFA, Chief Executive Officer and Portfolio Manager

Chris Meredith, CFA, Director of Research, Co-Chief Investment Officer and Portfolio Manager
Scott Bartone, CFA, Director of Portfolio Management & Operations, Portfolio Manager
Travis Fairchild, CFA, Portfolio Manager

All have been portfolio managers of the Fund since 2015.

Purchase and Redemption of Fund Shares

Initial and subsequent investments in the Fund must be at least $1,000. You may exchange or redeem shares by telephone. Telephone exchange and redemption requests may be made by calling the transfer agent at (855) 684-9144 between 9:00 a.m. and 6:00 p.m. Eastern Time on any business day; provided that orders received will be processed at the net asset value per share next determined after receipt of your request in good order. You may also redeem your shares by mail; contact the transfer agent at the number above for more information.

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

5

Clearwater Small Companies Fund

Investment Objective

The Fund seeks long-term growth of capital.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.35%
Other Expenses	[ ]%
Acquired Fund Fees and Expenses	[ ]%
Total Annual Fund Operating Expenses	[ ]%

Example:

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years
$[ ]	$[ ]	$[ ]	$[ ]

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [ ]% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small companies. The Fund defines “small companies” as issuers with market capitalizations no greater than that of the largest capitalization company included in the Russell 2000® Index at the time of purchase. As of December 31, 2019 , the largest capitalization company included in the Russell 2000® Index had a capitalization of $ 8.273 billion. The equity securities the Fund invests in consist primarily of exchange-traded common and preferred stocks. The Fund may also invest in a type of equity security called a convertible security to reduce volatility or correlation risk in the portfolio. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged.

Clearwater Management Co., Inc. (“CMC”) serves as the investment manager to the Fund and is responsible for the oversight of the Fund’s subadvisers. The Fund uses a “multi-style, multi-manager” approach. The Fund’s adviser allocates portions of the Fund’s assets among subadvisers who employ distinct investment styles. The Fund currently allocates assets among the following subadvisers who provide day-to-day management for the Fund: Kennedy Capital Management, Inc. (“KCM”), Cooke & Bieler, L.P (“Cooke & Bieler”) and Pzena Investment Management LLC (“Pzena”). KCM uses a “bottom-up” investment approach in selecting securities based on its fundamental analysis of a security’s value. Cooke & Bieler seeks to buy businesses that it believes will compound value over time and to reduce risk through its stringent research process and decisions to purchase stocks at attractive prices. Pzena’s investment philosophy is a value equity strategy based on a fundamental, bottom-up research process. Fiduciary Counselling, Inc. (“FCI”) also acts as a subadviser to the Fund, but does not provide day-to-day management. FCI provides the Fund with the following investment-related services: investment strategy advice, manager recommendations and related duties as requested by the Fund’s adviser.

Principal Risks of Investing in the Fund

Please remember that with any mutual fund investment you may lose money. The principal risks of investing in the Fund include:

Market Risk

The price of equity securities may fluctuate, sometimes rapidly and unpredictably. Market risk may impact individual securities based on general market or economic conditions and/or real or perceived factors affecting specific industries or individual company fundamentals. These factors may include corporate earnings outlooks, changes in interest rates, investor sentiment, or industry competitive conditions. Equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline, and are also generally more volatile than fixed income markets.

6

Active Management Risk
The Fund’s overall allocation to subadvisers is actively managed and certain subadvisers also provide active management and as a result, the Fund’s performance will reflect in part the adviser’s or subadvisers’ ability to make investment decisions that are suited to achieving the Fund’s investment objective. To the extent it is actively managed, the Fund could under-perform other mutual funds with similar investment objectives.

Multi-Manager Risk
Because each subadviser makes investment decisions independently, it is possible that the security selection process of the subadvisers may not complement one another. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than would be the case if the Fund were managed by a single subadviser. It is possible that one or more of the subadvisers may, at any time, take positions that may be opposite of positions taken by other subadvisers. In such cases, the Fund will incur brokerage and other transaction costs, without accomplishing any net investment results. Subadvisers also may be competing with one another for similar positions at the same time, which could have the result of increasing a security’s cost. As a general proposition, a multi-manager approach increases the Fund’s portfolio turnover rate over the portfolio turnover rate of a single manager fund which may result in higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities, higher brokerage commissions and other transaction costs. The subadvisers selected may under-perform the market generally or other subadvisers that could have been selected for the Fund.

Equity Securities Risk
Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response.

Small Company Risk
Small companies may lack the management expertise, financial resources, product diversification, and competitive strengths of larger companies. Prices of such stocks may be subject to more abrupt or erratic movements than stock prices of larger, more established companies or the market averages in general. In addition, the frequency and volume of their trading may be less than is typical of larger companies, making them subject to wider price fluctuations and creating difficulties in selling the stocks at the desired time and price.

Micro-Sized Company Risk
The Fund is also subject to the general risk that the stocks of micro-sized companies can involve greater risks than those associated with larger, more established companies. Micro-sized company stocks may be subject to more abrupt or erratic price movements due to a number of reasons, including that the stocks are traded in lower volume and that the issuers are more sensitive to changing conditions and have less certain growth prospects. Also, there are fewer market makers for these stocks and wider spreads between quoted bid and ask prices in the over-the-counter market for these stocks. Micro-sized stocks tend to be less liquid, particularly during periods of market disruption. There normally is less publicly available information concerning these securities. Micro-sized companies in which the Fund may invest typically have limited product lines, markets or financial resources or may be dependent on a small management group.

Investment Style Risks:

●	Value Investing Risk
To the extent a Fund subadviser employs a value style strategy, that portion of the Fund’s assets is subject to the possibility that value stocks may fall out of favor or perform poorly relative to other types of investments. With value investing, there is the risk that the market will not recognize that the securities selected are undervalued and they might not appreciate in value in the way the subadviser anticipates.

●	Growth Investing Risk
To the extent a Fund subadviser employs a growth style strategy, that portion of the Fund’s assets is subject to the possibility that these stocks can have relatively high valuations. Because of these high valuations, an investment in a growth stock can be more risky than an investment in a company with more modest growth expectations. Growth investing does not guarantee a profit or eliminate risk.

Preferred Securities Risk
Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

7

Convertible Securities Risk
Convertible securities may be subordinate to other securities. In part, the total return for a convertible security depends upon performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often rated below investment grade or are not rated, are generally subject to a high degree of credit risk, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, the Fund could lose its entire investment.

Past Performance
The bar chart illustrates some of the risks of investing in the Fund by showing the performance of the Fund’s shares for each of the past 10 calendar years. The total return table illustrates some of the risks of investing in the Fund by comparing the average annual total return of the Fund for the periods shown to that of the Fund’s benchmark, the Russell 2000® Index. Past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

[To be provided in subsequent amendment]

During the periods shown in the chart above, the highest and lowest quarterly returns were as follows:

Highest: [ ]% in [ ] Quarter [ ]
Lowest: [ ]% in [ ] Quarter [ ]

Clearwater Small Companies Fund Average Annual Total Returns
(For the Periods Ended December 31, 2019 )

	1 Year	5 Years	10 Years
Return Before Taxes	[ ]%	[ ]%	[ ]%
Return After Taxes on Distributions	[ ]%	[ ]%	[ ]%
Return After Taxes on Distributions and Sale of Fund Shares	[ ]%	[ ]%	[ ]%
Russell 2000® Index (reflects no deduction for expenses or taxes)	[ ]%	[ ]%	[ ]%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor’s tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred account, such as a 401(k) plan or individual retirement account, after-tax returns are not relevant.

Fund Adviser and Portfolio Managers

The Fund’s adviser is CMC. FCI acts as a subadviser to the Fund, but does not provide day-to-day management.

Subadvisers	Portfolio Managers	Period of Service
KCM

Donald M. Cobin, CFA, President , Chief Executive Officer, Chairman of the Board of Directors and co-Portfolio Manager
Timothy P. Hasara, Vice President

Christian McDonald, CFA, co-Portfolio

Manager, Assistant Portfolio, Research Analyst

Messrs. Cobin and Hasara have been portfolio managers of the Fund since 2007. Mr. McDonald has been a portfolio manager of the Fund since 2018.
Cooke & Bieler	Michael M. Meyer, CFA, Partner Edward W. O’Connor, CFA, Partner R. James O’Neil, CFA, Partner Mehul Trivedi, CFA, Partner William Weber, CFA, Partner	All have been portfolio managers of the Fund since 2017.
Pzena	John J. Flynn, Principal Evan D. Fox, CFA, Principal Benjamin S. Silver, CFA, CPA, Principal	All have been portfolio managers of the Fund since 2017.

8

Purchase and Redemption of Fund Shares

Initial and subsequent investments in the Fund must be at least $1,000. You may exchange or redeem shares by telephone. Telephone exchange and redemption requests may be made by calling the transfer agent at (855) 684-9144 between 9:00 a.m. and 6:00 p.m. Eastern Time on any business day; provided that orders received will be processed at the net asset value per share next determined after receipt of your request in good order. You may also redeem your shares by mail; contact the transfer agent at the number above for more information.

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

9

Clearwater Tax-Exempt Bond Fund

Investment Objective

The Fund seeks high current income that is exempt from U.S. federal income tax, consistent with preservation of capital.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.60%
Other Expenses	[ ]%
Acquired Fund Fees and Expenses	[ ]%
Total Annual Fund Operating Expenses[1]	[ ]%

1 Differs from the ratio of expenses, before waivers, to average net assets in the Financial Highlights, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses.

Example: The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years
$[ ]	$[ ]	$[ ]	$[ ]

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [ ]% of the average value of its portfolio.

Principal Investment Strategies
Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in tax-exempt bonds, which are debt obligations issued by or for the U.S. states, territories and possessions and the District of Columbia. The interest on these bonds is generally exempt from both U.S. regular federal income tax and U.S. federal alternative minimum tax. However, the Fund may invest up to 20% of its assets in bonds that generate interest income subject to federal alternative minimum tax for individuals.

The Fund invests in both revenue bonds, which are backed by and payable only from the revenues derived from a specific facility or specific revenue source, and in general obligation bonds, which are secured by the full faith, credit and taxation power of the issuing municipality.

The Fund primarily invests in bonds rated investment grade at the time of purchase or, if unrated, determined to be of comparable quality by the Fund’s subadviser. However, the Fund may invest up to 30% of its assets in bonds rated below investment grade (rated below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) and BBB-by Standard and Poor’s Corporation (“S&P”) or Fitch, Inc. (“Fitch”), commonly referred to as “junk” bonds) or determined to be of comparable quality by the subadviser. The Fund may not invest in bonds rated at the time of purchase lower than B3 by Moody’s or B-by S&P or Fitch. The Fund may invest in other investment companies and pooled investment vehicles (including closed-end funds) that invest in the same types of securities in which the Fund may invest directly. The subadviser attempts to maintain an average effective duration for the portfolio of approximately three to eight years. Duration is a measure of the sensitivity of the price of a fixed-income security to changes in interest rates and is expressed as a number of years. A longer duration generally means the price is more sensitive to changes in interest rates. For every 1% change in interest rate, the Fund’s net asset value is expected to change inversely by approximately 1% for each year of duration. For example, a 1% increase in interest rate would be expected to cause a fixed-income portfolio with an average dollar weighted duration of five years to decrease in value by approximately 5% (1% interest rate increase multiplied by the five-year duration).

Clearwater Management Co., Inc. (“CMC”) serves as the investment manager to the Fund and is responsible for the oversight of the Fund’s subadvisers, Fiduciary Counselling, Inc. (“FCI”) and Sit Fixed Income Advisors II, LLC (“Sit”). Sit provides day-to-day management for the Fund. FCI also acts as a subadviser to the Fund, but does not provide day-to-day management. FCI provides the Fund with the following investment-related services: investment strategy advice, manager recommendations and related duties as requested by the Fund’s adviser.

10

Principal Risks of Investing in the Fund

Please remember that with any mutual fund investment you may lose money. The principal risks of investing in the Fund include:

Market Risk
The price of fixed income securities may fluctuate, sometimes rapidly and unpredictably. Market risk may impact fixed income securities based on general market or economic conditions. These factors may include government economic outlooks, changes in interest rates, investor sentiment, or changes in government or tax policy.

Active Management Risk
The Fund is actively managed and as a result, the Fund’s performance will reflect in part the subadviser’s ability to make investment decisions that are suited to achieving the Fund’s investment objective. The Fund could under-perform other mutual funds with similar investment objectives.

Credit Risk
The Fund could lose money if the issuers or guarantors of securities owned by the Fund default on the payment of principal or interest, or on other obligations to the Fund. The revenue bonds in which the Fund invests may entail greater credit risk than the Fund’s investments in general obligation bonds. Revenue bond prices can decline if related projects become unprofitable. Municipal bonds are subject to the risk that political events, local business or economic conditions could have a significant effect on an issuer’s ability to make payments of principal and/or interest.

Interest Rate Risk
Interest rate risk is the risk that a fixed income security will lose value because of changes in interest rates. An increase in interest rates likely will lower the Fund’s value and the overall return on your investment. The Fund is also subject to call or prepayment risk when, generally as a result of declining interest rates, the issuer of a security exercises its right to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. Declining interest rates may compel borrowers to prepay mortgages and debt obligations underlying securities owned by the Fund. Many factors can cause interest rates to rise. Some examples include central bank monetary policy (such as tapering of the Federal Reserve Board’s quantitative easing program), rising inflation rates and general economic conditions.

Below Investment Grade Securities Risk
Investments in high-yield debt securities (commonly referred to as “junk” bonds) are sometimes considered speculative as they present a greater risk of loss than higher quality debt securities. Such securities may, under certain circumstances, be less liquid than higher rated debt securities. These securities pay investors a premium (a high interest rate or yield) because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Tax Risk
There is no guarantee that the Fund’s income will be exempt from U.S. federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for U.S. federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.

Investing in Closed-End Funds Risk

Closed-end funds generally do not continuously offer their shares for sale. Rather, they sell a fixed number of shares at one time, after which the shares typically trade on a secondary market, such as the New York Stock Exchange. The price of closed-end fund shares that trade on a secondary market is determined by the market and may be greater or less than the shares’ net asset value. Closed-end fund shares generally are not redeemable. The investment portfolios of closed-end funds generally are managed by investment advisers.

Please note that, under normal market conditions, the Clearwater Tax-Exempt Bond Fund is not a suitable investment for tax-deferred accounts.

Please note that the Fund is not a money market fund and is not intended to be a money market fund substitute. The Fund does not attempt to maintain a stable net asset value and is not subject to the rules that govern the quality, maturity, liquidity and other features of securities that money market funds may purchase. Under normal conditions, the Fund’s investment may be more susceptible than a money market fund to interest rate risk and credit risks relevant to the Fund’s investments.

11

Past Performance

The bar chart illustrates some of the risks of investing in the Fund by showing the performance of the Fund’s shares for each of the past 10 calendar years. The total return table illustrates some of the risks of investing in the Fund by comparing the average annual total return of the Fund for the periods shown to that of the Fund’s benchmark, the Barclays Municipal Bond 5 Year (4-6) Index. Past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

 [To be provided in subsequent amendment]

During the periods shown in the chart above, the highest and lowest quarterly returns were as follows:

Highest: [ ]% in [ ] Quarter [ ]
Lowest: [ ]% in [ ] Quarter [ ]

Clearwater Tax-Exempt Bond Fund Average Annual Total Returns
(For the Periods Ended December 31, 2019 )

	1 Year	5 Years	10 Years
Return Before Taxes	[ ]%	[ ]%	[ ]%
Return After Taxes on Distributions	[ ]%	[ ]%	[ ]%
Return After Taxes on Distributions and Sale of Fund Shares	[ ]%	[ ]%	[ ]%
Barclays Municipal Bond 5 Year (4-6) Index (reflects no deduction for expenses or taxes)	[ ]%	[ ]%	[ ]%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor’s tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred account, such as a 401(k) plan or individual retirement account, after-tax returns are not relevant.

Fund Adviser and Portfolio Managers

The Fund’s adviser is CMC. FCI acts as a subadviser to the Fund, but does not provide day-to-day management.

Subadviser	Portfolio Managers	Period of Service
Sit	Paul J. Jungquist, CFA, CPA, Vice President Todd S. Emerson, CFA Kevin P. O’Brien, CFA Kurt van Kuller, CFA	Mr. Jungquist has been portfolio manager of the Fund since 1999. Messrs. Emerson, O’Brien and Kuller have been portfolio managers of the Fund since 2019.

Purchase and Redemption of Fund Shares
Initial and subsequent investments in the Fund must be at least $1,000. You may exchange or redeem shares by telephone. Telephone exchange and redemption requests may be made by calling the transfer agent at (855) 684-9144 between 9:00 a.m. and 6:00 p.m. Eastern Time on any business day; provided that orders received will be processed at the net asset value per share next determined after receipt of your request in good order. You may also redeem your shares by mail; contact the transfer agent at the number above for more information.

Tax Information
The Fund’s distributions of interest on municipal bonds generally are not subject to federal income tax; however, the Fund may distribute taxable dividends, including distributions of short-term capital gains, and long-term capital gains. In addition, interest on certain bonds may be subject to the federal alternative minimum tax. Because liability for the alternative minimum tax depends upon the regular tax liability and tax preference items of a specific taxpayer, the extent, if any, to which any tax preference items resulting from investment in the Fund will be subject to the tax will depend upon each shareholder’s individual situation. For shareholders with substantial tax preferences, the alternative minimum tax could reduce the after-tax economic benefits of an investment in the Fund. To the extent that the Fund’s distributions are derived from interest on bonds that are not exempt from applicable state and local taxes, such distributions will be subject to such state and local taxes.

12

Clearwater International Fund

Investment Objective
The Fund seeks long-term growth of capital.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.00%
Other Expenses	[ ]%
Acquired Fund Fees and Expenses	[ ]%
Total Annual Fund Operating Expenses	[ ]%

Example: The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years
$[ ]	$[ ]	$[ ]	$[ ]

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [ ]% of the average value of its portfolio.

Principal Investment Strategies
Under normal market conditions, the Fund intends to invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies organized or located outside the United States and doing a substantial amount of business outside the United States. Equity securities in which the Fund invests include common and preferred stock, sponsored and unsponsored American Depositary Receipts, European Depositary Receipts, and Global Depositary Receipts, and exchange-traded funds and other investment companies. The Fund diversifies its investments among a number of different countries throughout the world, and may invest in companies of any size. The Fund does not intend to invest more than 20% of its net assets in the equity securities of developing or emerging market issuers. The Fund defines emerging markets to be markets that are included in the MSCI Emerging Markets Index.

In order to hedge against adverse movements in currency exchange rates, the Fund may enter into foreign currency exchange contracts. The Fund may use options, futures contracts, and options on futures contracts to attempt to manage market or business risks. The Fund does not intend to invest in foreign currency exchange contracts, options, futures contracts, or options on futures contracts for speculative purposes.

Clearwater Management Co., Inc. (“CMC”) serves as the investment manager to the Fund and is responsible for the oversight of the Fund’s subadvisers. The Fund uses a “multi-style, multi-manager” approach. The Fund’s adviser allocates portions of the Fund’s assets among subadvisers who employ distinct investment styles. The Fund currently allocates assets among the following subadvisers who provide day-to-day management to the Fund: Parametric Portfolio Associates LLC (“Parametric”), Artisan Partners Limited Partnership (“Artisan Partners”), WCM Investment Management, LLC (“WCM”), and LSV Asset Management (“LSV”). Fiduciary Counselling, Inc. (“FCI”) also acts as a subadviser to the Fund, but does not provide day-to-day management. FCI provides the Fund with the following investment-related services: investment strategy advice, manager recommendations and related duties as requested by the Fund’s adviser.

The allocation among subadvisers will vary over time, but the current intent of the Fund’s adviser is that under normal market conditions approximately 35 % of the Fund’s assets will be allocated to Parametric and the remaining assets will be allocated to one or more of the Fund’s three other subadvisers that provide day-to-day management of the Fund. Parametric manages its portion of the Fund’s assets using a passive management strategy to seek investment results that track, before fees and expenses, the investment results of the MSCI World Ex U.S.A. Index - Net Dividends as closely as possible without requiring the Fund to realize taxable gains. Parametric utilizes a representative sampling strategy, meaning that it does not intend that the portion of the Fund’s assets it manages will be invested in all the components of the MSCI World Ex U.S.A. Index - Net Dividends at any given time. The MSCI World Ex U.S.A. Index - Net Dividends is an unmanaged, free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Ex U.S.A. Index - Net Dividends consists of the following 22 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. Parametric selects securities for inclusion in the portfolio based upon their contribution to the portfolio’s market capitalization, industry weightings and other fundamental characteristics. Securities are selected and purchased from the constituents of the benchmark index to create a portfolio that will closely replicate the performance of the benchmark index. Perfect replication of the benchmark index is not desirable for taxable investors, as it can create unnecessary turnover, realization of gains, and reduce after-tax return.

13

Artisan Partners seeks to build a diversified portfolio of non-U.S. stocks of all sizes that it believes to be undervalued. WCM utilizes two separate strategies in managing its portion of the Fund’s assets. With respect to its Focused Growth International strategy, WCM invests in approximately 30-40 large capitalization non-U.S. companies (companies with market capitalizations greater than $3.5 billion ). With respect to its International Small Cap Growth Strategy, WCM invests in equity securities or depositary receipts of small capitalization companies domiciled outside of the United States, including in emerging and frontier market countries. WCM considers small capitalization companies to be companies with market capitalizations within the range of those companies included in the MSCI ACWI Ex-US Small Cap Index at the time of purchase. In both strategies, WCM seeks to identify companies believed to have above-average potential for growth in revenue and earnings. LSV seeks to structure and maintain a diversified portfolio of non-U.S. small capitalization stocks utilizing a quantitative model that focuses on companies whose securities, in LSV’s opinion, are out-of-favor (undervalued) in the marketplace at the time of purchase. LSV considers small capitalization companies to be companies with market capitalizations below $7 billion at the time of purchase. Overall, the Fund may be invested across all capitalization levels.

Principal Risks of Investing in the Fund
Please remember that with any mutual fund investment you may lose money. The principal risks of investing in the Fund include:

Market Risk
The price of equity securities may fluctuate, sometimes rapidly and unpredictably. Market risk may impact individual securities based on general market or economic conditions and/or real or perceived factors affecting specific industries or individual company fundamentals. These factors may include corporate earnings outlooks, changes in interest rates, investor sentiment, or industry competitive conditions. Equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline, and are also generally more volatile than fixed income markets.

Active Management Risk
The adviser may actively allocate the Fund’s assets among subadvisers and, in addition, certain subadvisers provide active management. As a result, the Fund’s performance will reflect in part the adviser’s or the subadvisers’ ability to make investment decisions that are suited to achieving the Fund’s investment objective. To the extent it is actively managed, the Fund could under-perform other mutual funds with similar investment objectives.

Passive Management Risk
Because a portion of the Fund is managed to seek investment results that track, before fees and expenses, those of the MSCI World Ex U.S.A. Index – Net Dividends, the Fund faces a risk of poor performance, if:

●	The MSCI World Ex U.S.A. Index - Net Dividends declines generally or performs poorly relative to other indexes or individual stocks.

●	The stocks of companies which comprise the MSCI World Ex U.S.A. Index - Net Dividends fall out of favor with investors.

●	An adverse company specific event, such as an unfavorable earnings report, negatively affects the stock price of one of the larger companies in the MSCI World Ex U.S.A. Index - Net Dividends.

Multi-Manager Risk
Because each subadviser makes investment decisions independently, it is possible that the security selection process of the subadvisers may not complement one another. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than would be the case if the Fund were managed by a single subadviser. It is possible that one or more of the subadvisers may, at any time, take positions that may be opposite of positions taken by other subadvisers. In such cases, the Fund will incur brokerage and other transaction costs, without accomplishing any net investment results. Subadvisers also may be competing with one another for similar positions at the same time, which could have the result of increasing a security’s cost. As a general proposition, a multi-manager approach increases the Fund’s portfolio turnover rate over the portfolio turnover rate of a single manager fund which may result in higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities, higher brokerage commissions and other transaction costs. The subadvisers selected may under-perform the market generally or other subadvisers that could have been selected for the Fund.

14

Equity Securities Risk
Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response.

Small- and Medium-Sized Company Risk
Stocks of small- and medium-sized companies may lack the management expertise, financial resources, product diversification, and competitive strengths of larger companies. Prices of such stocks may be subject to more abrupt or erratic movements than stock prices of larger, more established companies or the market averages in general. In addition, the frequency and volume of their trading may be less than is typical of larger companies, making them subject to wider price fluctuations. In some cases, there could be difficulties in selling the stocks of small- and medium-sized companies at the desired time and price.

Micro-Sized Company Risk
The Fund is also subject to the general risk that the stocks of micro-sized companies can involve greater risks than those associated with larger, more established companies. Micro-sized company stocks may be subject to more abrupt or erratic price movements due to a number of reasons, including that the stocks are traded in lower volume and that the issuers are more sensitive to changing conditions and have less certain growth prospects. Also, there are fewer market makers for these stocks and wider spreads between quoted bid and ask prices in the over-the-counter market for these stocks. Micro-sized stocks tend to be less liquid, particularly during periods of market disruption. There normally is less publicly available information concerning these securities. Micro-sized companies in which the Fund may invest typically have limited product lines, markets or financial resources or may be dependent on a small management group.

Investment Style Risks:

●	Value Investing Risk

To the extent a Fund subadviser employs a value style strategy, that portion of the Fund’s assets is subject to the possibility that value stocks may fall out of favor or perform poorly relative to other types of investments. With value investing, there is the risk that the market will not recognize that the securities selected are undervalued and they might not appreciate in value in the way the subadviser anticipates.

●	Growth Investing Risk

To the extent a Fund subadviser employs a growth style strategy, that portion of the Fund’s assets is subject to the possibility that these stocks can have relatively high valuations. Because of these high valuations, an investment in a growth stock can be more risky than an investment in a company with more modest growth expectations. Growth investing does not guarantee a profit or eliminate risk.

Foreign Securities and Currency Risks:

●	Foreign Securities Market Risk

The Fund is also subject to the risk that international equity securities may under-perform other segments of the equity markets or the equity markets as a whole. Securities of companies traded in some countries outside of the U.S., particularly in emerging markets, may be subject to further risks due to the inexperience of local investment professionals and financial institutions. Additionally, foreign stock exchanges may be subject to less regulation, and there may be delays in the settlement of foreign stock exchange transactions.

●	Emerging Markets Risk

The risks of international investing are particularly significant in emerging markets. Investing in emerging markets generally involves exposure to economic structures that are less diverse and mature, and to political systems that are less stable, than those of developed countries. In addition, issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

●	Currency Risk

Because the foreign securities in which the Fund invests, except for American Depositary Receipts, generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the Fund’s net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. A strong U.S. dollar relative to those other currencies will adversely affect the value of the Fund.

15

●	Information Risk

Non-U.S. companies may not be subject to uniform accounting, auditing, and financial reporting standards or to other regulatory requirements applicable to U.S. companies. As a result, less information may be available to investors concerning non-U.S. investments.

●	Investment Restriction Risk

Some countries restrict foreign investments in their securities markets. In some circumstances, these restrictions may limit or preclude investment in certain countries or may increase the cost of investing in securities of particular companies.

●	Political and Economic Risks

International investing subjects investors to the risk of political, social, or economic instability in the country of the issuer of a security, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, limits on removal of currency or other assets, and nationalization of assets.

●	Foreign Currency Hedging Transaction Risk

In order to hedge against adverse movements in currency exchange rates, the Fund may enter into forward foreign currency exchange contracts. If the adviser’s or subadviser’s forecast of exchange rate movements is incorrect, the Fund may realize losses on its foreign currency transactions. Additionally, the Fund’s hedging transactions may prevent the Fund from realizing the benefits of a favorable change in the value of foreign currencies.

Futures and Options Risk
Futures investing may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of a security or future underlying an option, the Fund may not be able to profitably exercise an option and may lose its entire investment in an option.

Preferred Securities Risk
Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

Exchange-Traded Fund (“ETF”) and Underlying Investment Company Risk
The risks of owning an ETF or other investment company generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF or investment company could result in its value being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs and underlying investment companies purchased or sold by the Fund could result in losses on the Fund’s investment. ETFs and other investment companies also have management fees that increase their costs versus the costs of owning the underlying securities directly.

Tax-Managed Investment Risk
Market conditions may limit the Fund’s ability to generate tax losses or to generate dividend income taxed at favorable rates. Use of a tax-managed strategy for a portion of the Fund’s assets may affect the investment decisions made for the Fund. For example, the Fund’s tax-managed strategy may cause the Fund to hold a security in order to achieve more favorable tax treatment or to sell a security in order to create tax losses. The Fund’s ability to utilize various tax-management techniques may be curtailed or eliminated in the future by tax legislation or regulation. Although a smaller portion of the Fund’s total return may consist of taxable distributions to shareholders as compared to non-tax managed funds, there can be no assurance about the size of taxable distributions to shareholders. The performance of the Fund may deviate from that of non-tax managed funds and may not provide as high a return before consideration of federal income tax consequences as non-tax managed funds. Although a tax-managed strategy is used with respect to a portion of the Fund’s assets, the Fund can realize capital gains.

Model and Data Risk

One or more of the Fund’s subadvisers may rely heavily on quantitative models and information and data supplied by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investments.

When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data. The Fund bears the risk that the quantitative models will not be successful in selecting companies for investment or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.

16

All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect. However, even if market data is input correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.

Past Performance
The bar chart illustrates some of the risks of investing in the Fund by showing the performance of the Fund’s shares for each calendar year since inception. The total return table illustrates some of the risks of investing in the Fund by comparing the average annual total return of the Fund for the periods shown to that of the Fund’s benchmark the MSCI World Ex U.S.A. Index – Net Dividends. Past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

  [To be provided in subsequent amendment]

During the periods shown in the chart above, the highest and lowest quarterly returns were as follows:

Highest: [ ]% in [ ] Quarter [ ]
Lowest: [ ]% in [ ] Quarter [ ]

Clearwater International Fund Average Annual Total Returns
(For the Periods Ended December 31, 2019 )

	1 Year	5 Year	10 Year
Return Before Taxes	[ ]%	[ ]%	[ ]%
Return After Taxes on Distributions	[ ]%	[ ]%	[ ]%
Return After Taxes on Distributions and Sale of Fund Shares[1]	[ ]%	[ ]%	[ ]%
MSCI World Ex U.S.A. Index - Net Dividends (reflects no deduction for expenses)	[ ]%	[ ]%	[ ]%

1 In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the returns after taxes on distributions and sale of Fund shares to be greater than the returns after taxes on distributions or even the returns before taxes.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor’s tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred account, such as a 401(k) plan or individual retirement account, after-tax returns are not relevant.

Fund Adviser and Portfolio Managers
The Fund’s adviser is CMC. FCI acts as a subadviser to the Fund, but does not provide day-to-day management.

Subadvisers	Portfolio Managers	Period of Service
Parametric	James Reber, Managing Director, Portfolio Management Thomas Seto, Head of Investment Management, Seattle Investment Center Xiaozhen Li, CFA, Senior Portfolio Manager	Messrs. Reber and Seto have been portfolio managers of the Fund since 2010. Ms. Li has been a portfolio manager of the Fund since 2017.
Artisan Partners	N. David Samra, Managing Director and Lead Portfolio Manager Ian P. McGonigle, CFA, Co-Portfolio Manager Joseph Vari, Co- Portfolio Manager	Mr. Samra has been a portfolio manager of the Fund since 2009. Messrs. McGonigle and Vari have been co- portfolio managers of the Fund since 2018.
WCM

Kurt Winrich, Chairman and Portfolio Manager
Paul Black, President and Portfolio Manager
Peter Hunkel, Portfolio Manager and Business Analyst
Mike Trigg, Portfolio Manager and Business Analyst

Sanjay Ayer, CFA, Portfolio Manager

Greg Ise, CFA, Portfolio Manager

Messrs. Winrich, Black, Hunkel, and Trigg have been portfolio managers of the Fund since 2012. Messrs. Ayer and Ise have been portfolio managers of the Fund since 2019.
LSV

Josef Lakonishok, Founding Partner, Chief Executive Officer, Chief Investment Officer and Portfolio Manager

Menno Vermeulen, CFA, Partner and Portfolio Manager

Puneet Mansharamani, CFA, Partner and Portfolio Manager

Greg Sleight, Partner and Portfolio Manager

Guy Lakonishok, CFA, Partner and Portfolio Manager

All have been portfolio managers of the Fund since 2019 .

17

Purchase and Redemption of Fund Shares
Initial and subsequent investments in the Fund must be at least $1,000. You may exchange or redeem shares by telephone. Telephone exchange and redemption requests may be made by calling the transfer agent at (855) 684-9144 between 9:00 a.m. and 6:00 p.m. Eastern Time on any business day; provided that orders received will be processed at the net asset value per share next determined after receipt of your request in good order. You may also redeem your shares by mail; contact the transfer agent at the number above for more information.

Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

18

Clearwater Core Equity Fund

Investment Objectives

Clearwater Core Equity Fund (the “Fund”) seeks long-term growth of capital. The Fund’s investment objective is classified as non-fundamental and may be changed by the Board of Trustees without shareholder approval.

Principal Investment Strategies

Under normal market conditions, the Fund pursues its investment objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of U.S. companies. The equity securities in which the Fund primarily invests are common and preferred stocks. The Fund employs a multi-style (growth and value) and multi-manager approach whereby portions of the Fund are allocated to different subadvisers who employ distinct investment styles. The Fund’s adviser allocates portions of the Fund’s assets among subadvisers. The Fund currently allocates assets among the following subadvisers who provide day-to-day management for the Fund: Parametric Portfolio Associates LLC (“Parametric”), AQR Capital Management, LLC (“AQR”), and O’Shaughnessy Asset Management, LLC (“OSAM”). Fiduciary Counselling, Inc. (“FCI”) also acts as a subadviser to the Fund, but does not provide day-to-day management. FCI provides the Fund with the following investment-related services: investment strategy advice, manager recommendations and related duties as requested by the Fund’s adviser. The Fund’s 80% policy may be changed by the Board of Trustees on 60 days’ prior written notice to shareholders.

Clearwater Management Co., Inc. (“CMC”) serves as the investment manager to the Fund and is responsible for the oversight of the Fund’s subadvisers. The Fund’s adviser considers a variety of factors in determining the allocation of the Fund’s assets among subadvisers. The adviser may consider a subadviser’s investment style, performance record, and the characteristics of the Fund’s typical portfolio investments such as capitalization, size, growth and profitability measures, valuation measures, economic sector weightings and earning and price volatility statistics. The allocation among subadvisers will vary over time, but the current intent of the Fund’s adviser is that under normal market conditions approximately 40% to 60% of the Fund’s assets will be allocated to Parametric and the remaining assets will be allocated to one or more of AQR and OSAM.

Parametric manages its portion of the Fund’s assets using a passive management strategy to seek investment results that track, before fees and expenses, the investment results of the Russell 1000® Index as closely as possible without requiring the Fund to realize taxable gains. Parametric utilizes a representative sampling strategy, meaning that it does not intend that the portion of the Fund’s assets it manages will be invested in all the components of the Russell 1000® Index at any given time. In the tax loss-harvesting process, securities are sold primarily for their ability to reduce the tax impact of other securities being sold at a gain in the portfolio, or outside of the portfolio. Realized losses can often be used to offset gains from a variety of other sources or gains from other investment subadvisers, rebalancing decisions or subadviser changes, as applicable. This means that Parametric is not required to buy and sell securities to match changes in the composition of securities in the Russell 1000® Index. Instead, Parametric adjusts its portion of the Fund’s portfolio periodically to reflect the holdings and weightings of the Russell 1000® Index, while seeking to minimize realization of taxable gains. The market capitalization of the companies included in the Russell 1000® Index as of December 31, 2019 , was between $[ ] million and $[ ] billion.

AQR’s strategy invests, under normal market conditions, at least 80% of the net assets, plus the amount of any borrowings for investment purposes, of the portion of the Fund it manages in equity or equity-related securities. AQR seeks to invest in attractively valued companies with positive momentum and stable businesses . AQR considers companies to be good value investments if they appear cheap based on multiple fundamental measures, including price-to-book and price-to-earnings ratios relative to other securities in its relevant universe at the time of purchase. In assessing positive momentum, AQR favors securities with strong medium-term performance relative to other securities in its relevant universe at the time of purchase. Further, AQR favors stable companies in good business health, including those with strong profitability and stable earnings. AQR may add to or modify the economic factors employed in selecting securities. AQR may rely heavily on quantitative models as part of its investment strategy.

AQR follows a disciplined, systematic approach that employs multiple measures of value, momentum and quality. AQR’s approach generally invests in large cap U.S. companies, which it generally considers to be those companies with market capitalizations within the range of the Russell 1000® Index at the time of purchase. AQR determines the weight of each security in the portfolio using a combination of its assessment of the liquidity of the security, the attractiveness of the security based on the factors described above and additional criteria that form part of AQR’s security selection process. AQR utilizes portfolio optimization techniques to determine trading activity, taking into account both anticipated transaction costs and potential tax consequences associated with trading each equity instrument.

While AQR invests the portion of the Fund it manages significantly in common stocks, AQR may also invest in or use financial futures contracts, as well as exchange-traded funds and similar pooled investment vehicles (including real estate investment trusts), for hedging purposes and to gain exposure to the equity market. When selecting securities for the portfolio, AQR also employs a tax management strategy which considers the potential impact of federal income tax on the investment returns of the portion of the Fund it manages. AQR employs a variety of techniques designed to reduce the impact of taxes on portfolio returns, seeking to maximize after-tax returns.

19

OSAM’s strategy generally seeks to provide long-term capital appreciation by creating a portfolio with exposure to value and growth stocks, mostly large capitalization. OSAM seeks companies it deems to be high quality with low valuation ratios. OSAM selects stocks using a “bottom-up”, quantitative, model-driven approach. First, OSAM screens for stocks with greater than average market capitalizations. OSAM then screens out stocks with poor scores in the following composites: Value, Earning Quality, Earnings Growth, Momentum and Financial Strength. OSAM then uses shareholder yield and its Value composite to select value stocks and its Momentum composite to select growth stocks. OSAM uses a dynamic rebalancing process that regularly evaluates portfolio holdings and allows OSAM to achieve what it believes to be optimal security weights.

Overall, the Fund may be invested across all capitalization levels.

Principal Risks of Investing in the Fund

Please remember that with any mutual fund investment you may lose money. The principal risks of investing in the Fund include:

Market Risk

The price of equity securities may fluctuate, sometimes rapidly and unpredictably. Market risk may impact individual securities based on general market or economic conditions and/or real or perceived factors affecting specific industries or individual company fundamentals. These factors may include corporate earnings outlooks, changes in interest rates, investor sentiment, or industry competitive conditions. Equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline, and are also generally more volatile than fixed income markets.

Active Management Risk

The adviser may actively allocate the Fund’s assets among subadvisers and, in addition, certain subadvisers provide active management. As a result, the Fund’s performance will reflect in part the adviser’s or the subadvisers’ ability to make investment decisions that are suited to achieving the Fund’s investment objective. To the extent it is actively managed, the Fund could under-perform other mutual funds with similar investment objectives.

Passive Management Risk

Because a portion of the Fund is managed to seek investment results that track, before fees and expenses, those of the Russell 1000® Index, the Fund faces a risk of poor performance if:

●	The Russell 1000® Index declines generally or performs poorly relative to other U.S. equity indexes or individual stocks.
●	The stocks of companies which comprise the Russell 1000® Index fall out of favor with investors.
●	An adverse company specific event, such as an unfavorable earnings report, negatively affects the stock price of one of the larger companies in the Russell 1000® Index.

Even though the Fund invests a portion of its assets in common stocks of companies represented in the Russell 1000® Index, the Fund cannot guarantee the performance of that portion of the Fund will match the Russell 1000® Index because:

●	The Fund does not invest in all components of the Russell 1000® Index in the weighting such components have in the Russell 1000® Index, but instead invests in a sample of securities included in the Russell 1000® Index;
●	The Fund must have an amount of cash or other liquid securities available to meet redemption requests;
●	Parametric manages the Fund to limit the tax liability to the Fund’s shareholders; and
●	Unlike the Fund, the returns of the Index are not reduced by investment and other operating expenses, including the costs of buying and selling investments.

Multi-Manager Risk

Because each subadviser makes investment decisions independently, it is possible that the security selection process of the subadvisers may not complement one another. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than would be the case if the Fund were managed by a single subadviser. It is possible that one or more of the subadvisers may, at any time, take positions that may be opposite of positions taken by other subadvisers. In such cases, the Fund will incur brokerage and other transaction costs, without accomplishing any net investment results. Subadvisers also may be competing with one another for similar positions at the same time, which could have the result of increasing a security’s cost. As a general proposition, a multi-manager approach increases the Fund’s portfolio turnover rate over the portfolio turnover rate of a single manager fund which may result in higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities, higher brokerage commissions and other transaction costs. The subadvisers selected may under-perform the market generally or other subadvisers that could have been selected for the Fund.

20

Equity Securities Risk

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response.

Small- and Medium-Sized Company Risk

To the extent a Fund subadviser invests in stocks of small- and medium-sized companies, that portion of the Fund’s assets will be subject to additional risks. These companies may lack the management expertise, financial resources, product diversification, and competitive strengths of larger companies, which may lead to a higher level of volatility. Prices of such stocks may be subject to more abrupt or erratic movements than stock prices of larger, more established companies or the market averages in general. In addition, the frequency and volume of their trading may be less than is typical of larger companies, making them subject to wider price fluctuations. In some cases, there could be difficulties in selling the stocks of small- and medium-sized companies at the desired time and price.

Derivatives Risk

In general, a derivative instrument, including a futures contract, typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of the underlying security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or level of the underlying asset or index, which the Fund may not directly own, can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Additionally, to the extent the Fund is required to segregate or “set aside” (often referred to as “asset segregation”) liquid assets or otherwise cover open positions with respect to certain derivative instruments, the Fund may be required to sell portfolio instruments to meet these asset segregation requirements. The use of derivatives may also involve counterparty risk, which is the risk that other parties to an agreement or other participants in a transaction (e.g., a broker or swap counterparty), may default on a contract or fail to perform by failing to pay amounts due or failing to fulfill delivery conditions of the contract or transaction.

Model and Data Risk

One or more of the Fund’s subadvisers may rely heavily on quantitative models and information and data supplied by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investments.

When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data. The Fund bears the risk that the quantitative models will not be successful in selecting companies for investment or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.

All models rely on correct data inputs. If incorrect data is entered into even a well-founded model, the resulting information will be incorrect. However, even if data is inputted correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments. Due to the importance of technology with respect to quantitative models, use of Models and Data carries the risk of potential issues with the design, coding, implementation or maintenance of the computer programs, data and/or other technology used in the model.

The Fund is unlikely to be successful unless the assumptions underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated, and major losses may result.

21

A Fund subadviser, in its sole discretion, will continue to test, evaluate and add new models, which may result in the modification of existing models from time to time. There can be no assurance that model modifications will enable the Fund to achieve its investment objective.

Tax-Managed Investment Risk

Market conditions may limit the Fund’s ability to generate tax losses or to generate dividend income taxed at favorable rates. Use of a tax-managed strategy for a portion of the Fund’s assets may affect the investment decisions made for the Fund. For example, the Fund’s tax-managed strategy may cause the Fund to hold a security in order to achieve more favorable tax treatment or to sell a security in order to create tax losses. The Fund’s ability to utilize various tax-management techniques may be curtailed or eliminated in the future by tax legislation or regulation. Although a smaller portion of the Fund’s total return may consist of taxable distributions to shareholders as compared to non-tax managed funds, there can be no assurance about the size of taxable distributions to shareholders. The performance of the Fund may deviate from that of non-tax managed funds and may not provide as high a return before consideration of federal income tax consequences as non-tax managed funds. Although a tax-managed strategy is used with respect to a portion of the Fund’s assets, the Fund can realize capital gains.

Investment Style Risks:

●	Value Investing Risk. To the extent a Fund subadviser employs a value style strategy, that portion of the Fund’s assets is subject to the possibility that value stocks may fall out of favor or perform poorly relative to other types of investments. With value investing, there is the risk that the market will not recognize that the securities selected are undervalued and they might not appreciate in value in the way the subadviser anticipates.

●	Growth Investing Risk. To the extent a Fund subadviser employs a growth style strategy, that portion of the Fund’s assets is subject to the possibility that these stocks can have relatively high valuations. Because of these high valuations, an investment in a growth stock can be more risky than an investment in a company with more modest growth expectations. Growth investing does not guarantee a profit or eliminate risk.

●	Momentum Investing Risk. Investing in or having exposure to securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods during which the investment performance of the Fund while using a momentum strategy may suffer.

Additional Risks of Investing in the Fund

Additional risks of investing in the Fund include:

Foreign Securities Market Risk

The Fund may invest in non-U.S. traded securities. There are risks and costs involved in investing in non-U.S. traded securities which are in addition to the usual risks inherent in securities that trade on a U.S. exchange. These risks will vary from time to time and from country to country, especially if the country is considered an emerging market or developing country and may be different from or greater than the risks associated with investing in developed countries. These risks may include, but are not limited to, higher transaction costs, the imposition of additional foreign taxes, less market liquidity, security registration requirements and less comprehensive security settlement procedures and regulations, significant currency devaluation relative to the U.S. dollar, restrictions on the Fund’s ability to repatriate investment income or capital, less government regulation and supervision, less public information, less economic, political and social stability and adverse changes in diplomatic relations between the United States and that foreign country. Securities of companies traded in some countries outside of the U.S., particularly in emerging markets, may be subject to further risks due to the inexperience of local investment professionals and financial institutions. In addition, international equity securities may under-perform other segments of the equity markets or the equity markets as a whole.

Emerging Markets Risk

The risks of international investing are particularly significant in emerging markets. Investing in emerging markets generally involves exposure to economic structures that are less diverse and mature, and to political systems that are less stable, than those of developed countries. In addition, issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

22

Currency Risk

Because the foreign securities in which a portion of the Fund’s assets may be invested, except for American Depositary Receipts, generally trade in currencies other than the U.S. dollar, changes in currency exchange rates may affect the Fund’s net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. A strong U.S. dollar relative to those other currencies will adversely affect the value of the Fund.

Information Risk

Non-U.S. companies may not be subject to uniform accounting, auditing, and financial reporting standards or to other regulatory requirements applicable to U.S. companies. As a result, less information may be available to investors concerning non-U.S. investments.

Convertible Securities Risk

A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. Convertible securities are usually subordinated to comparable nonconvertible securities. Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities are subject to the risk that their issuers may default on their obligations. There can be no assurance of capital appreciation for convertible securities because securities prices fluctuate.

Preferred Securities Risk

Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

Investing in Investment Companies and Other Pooled Investment Vehicles Risk

The risks of owning an ETF or other investment company generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF or investment company could result in its value being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs and underlying investment companies purchased or sold by the Fund could result in losses on the Fund’s investment. ETFs and other investment companies also have management fees that increase their costs versus the costs of owning the underlying securities directly. Investments in real estate investment trusts or securities with similar characteristics that pool investor’s capital to purchase or finance real estate investments involve certain unique risks, including concentration risk (by geography or property type) and interest rate risk (i.e., in a rising interest rate environment, the stock prices of real estate-related investments may decline and the borrowing costs of these companies may increase).

23

Clearwater Small Companies Fund

Investment Objectives

The Clearwater Small Companies Fund (the “Fund”) seeks long-term growth of capital. The Fund’s investment objective is classified as non-fundamental and may be changed by the Board of Trustees without shareholder approval.

Principal Investment Strategies

Under normal market conditions, the Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small companies. The Fund defines “small companies” as issuers with market capitalizations no greater than that of the largest capitalization company included in the Russell 2000® Index at the time of purchase. As of December 31, 2019 , the largest capitalization company included in the Russell 2000® Index had a capitalization of $ 8.273 billion. The equity securities the Fund invests in consist primarily of exchange-traded common and preferred stocks. The Fund may also invest in a type of equity security called a convertible security to reduce volatility or correlation risk in the portfolio. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. The Fund’s 80% policy may be changed by the Board of Trustees on 60 days’ prior written notice to shareholders.

CMC serves as the investment manager to the Fund and is responsible for the oversight of the Fund’s subadvisers. The Fund’s adviser allocates portions of the Fund’s assets among subadvisers who employ distinct investment styles. The Fund currently allocates assets among the following subadvisers who provide day-to-day management for the Fund: Kennedy Capital Management, Inc. (“KCM”), Cooke & Bieler, L.P. (“Cooke & Bieler”) and Pzena Investment Management LLC (“Pzena”). FCI also acts as a subadviser to the Fund, but does not provide day-to-day management. FCI provides the Fund with the following investment-related services: investment strategy advice, manager recommendations and related duties as requested by the Fund’s adviser.

CMC considers a variety of factors in determining the allocation of the Fund’s assets among the subadvisers. The adviser may consider a subadviser’s investment style, performance record, and the characteristics of the Fund’s typical portfolio investments, such as capitalization size, growth and profitability measures, valuation measures, economic sector weightings, and earnings and price volatility statistics.

KCM uses a “bottom-up” investment approach in selecting securities based on its fundamental analysis of a security’s value. In selecting individual companies for investment, KCM looks for companies with:

●	Growing and accelerating sales, earnings and cash flow.
●	Above average growth rates at reasonable market valuations.
●	Low valuations relative to long term potential because the market has overlooked them or because they are temporarily out of favor in the market due to poor economic conditions, adverse regulatory changes or market declines.

KCM also employs an active sell discipline and will generally sell a stock if it determines:

●	The company’s future fundamentals have deteriorated.
●	The company’s stock has reached full or excessive valuation level.

KCM reinvests the proceeds of dispositions in new securities exhibiting desirable investment characteristics as described above. Although not a primary consideration, KCM may also seek to minimize the tax liability to shareholders when making investment decisions.

Cooke & Bieler seeks to buy businesses that it believes will compound value over time and to reduce risk through its stringent research process and decisions to purchase stocks at attractive prices. Potential investment ideas are subject to research and analysis using quantifiable factors with a focus on determining a business’s ability to generate attractive and sustainable returns. Cooke & Bieler also evaluates subjective factors, including management strategy and stewardship. Cooke & Bieler’s strategy is typically composed of 40 to 60 holdings, each generally with market capitalizations within the range of the Russell 2000® Index at the time of purchase.

Pzena’s investment philosophy is a value equity strategy based on a fundamental, bottom-up research process. Pzena focuses exclusively on companies that are underperforming their historically demonstrated earnings power, applying intensive fundamental research in an effort to determine whether the problems that caused the earnings shortfall are temporary or permanent. Pzena includes companies in its portfolio that meet all five of the following criteria: (1) the current valuation is low compared to the company’s normalized earnings power; (2) the current earnings are (typically) below historic norms; (3) Pzena judges that the problems are temporary; (4) Pzena believes that management has a viable strategy to generate earnings recovery; and (5) there is, in Pzena’s view, meaningful downside protection in case the earnings recovery does not materialize.

24

Principal Risks of Investing in the Fund

Please remember that with any mutual fund investment you may lose money. The principal risks of investing in the Fund include:

Market Risk

The price of equity securities may fluctuate, sometimes rapidly and unpredictably. Market risk may impact individual securities based on general market or economic conditions and/or real or perceived factors affecting specific industries or individual company fundamentals. These factors may include corporate earnings outlooks, changes in interest rates, investor sentiment, or industry competitive conditions. Equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline, and are also generally more volatile than fixed income markets.

Active Management Risk

The Fund’s overall allocation to subadvisers is actively managed and the subadvisers also provide active management and as a result the Fund’s performance will reflect in part the adviser’s or the subadvisers’ ability to make investment decisions that are suited to achieving the Fund’s investment objective. To the extent it is actively managed, the Fund could under-perform other mutual funds with similar investment objectives.

Multi-Manager Risk

Because each subadviser makes investment decisions independently, it is possible that the security selection process of the subadvisers may not complement one another. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than would be the case if the Fund were managed by a single subadviser. It is possible that one or more of the subadvisers may, at any time, take positions that may be opposite of positions taken by other subadvisers. In such cases, the Fund will incur brokerage and other transaction costs, without accomplishing any net investment results. Subadvisers also may be competing with one another for similar positions at the same time, which could have the result of increasing a security’s cost. As a general proposition, a multi-manager approach increases the Fund’s portfolio turnover rate over the portfolio turnover rate of a single manager fund which may result in higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities, higher brokerage commissions and other transaction costs. The subadvisers selected may under-perform the market generally or other subadvisers that could have been selected for the Fund.

Equity Securities Risk

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response.

Small Company Risk

Investment in stocks of small companies may be riskier than investment in stocks of larger companies. These companies may lack the management expertise, financial resources, product diversification, and competitive strengths of larger companies which may lead to a higher level of volatility. Prices of such stocks may be subject to more abrupt or erratic movements than stock prices of larger, more established companies or the market averages in general. In addition, the frequency and volume of their trading may be less than is typical of larger companies, making them subject to wider price fluctuations. In some cases, there could be difficulties in selling the stocks of small companies at the desired time and price.

Micro-Sized Company Risk

The Fund is also subject to the general risk that the stocks of micro-sized companies can involve greater risks than those associated with larger, more established companies. Micro-sized company stocks may be subject to more abrupt or erratic price movements due to a number of reasons, including that the stocks are traded in lower volume and that the issuers are more sensitive to changing conditions and have less certain growth prospects. Also, there are fewer market makers for these stocks and wider spreads between quoted bid and ask prices in the over-the-counter market for these stocks. Micro-sized stocks tend to be less liquid, particularly during periods of market disruption. There normally is less publicly available information concerning these securities. Micro-sized companies in which the Fund may invest typically have limited product lines, markets or financial resources or may be dependent on a small management group.

25

Investment Style Risks:

●	Value Investing Risk. To the extent a Fund subadviser employs a value style strategy, that portion of the Fund’s assets is subject to the possibility that value stocks may fall out of favor or perform poorly relative to other types of investments. With value investing, there is the risk that the market will not recognize that the securities selected are undervalued and they might not appreciate in value in the way the subadviser anticipates.

●	Growth Investing Risk. To the extent a Fund subadviser employs a growth style strategy, that portion of the Fund’s assets is subject to the possibility that these stocks can have relatively high valuations. Because of these high valuations, an investment in a growth stock can be more risky than an investment in a company with more modest growth expectations. Growth investing does not guarantee a profit or eliminate risk.

Preferred Securities Risk

Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

Convertible Securities Risk

A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. Convertible securities are usually subordinated to comparable nonconvertible securities. Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities are subject to the risk that their issuers may default on their obligations. There can be no assurance of capital appreciation for a convertible security because securities prices fluctuate.

Investing in Investment Companies and Other Pooled Investment Vehicles Risk

The risks of owning an ETF or other investment company generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF or investment company could result in its value being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs and underlying investment companies purchased or sold by the Fund could result in losses on the Fund’s investment. ETFs and other investment companies also have management fees that increase their costs versus the costs of owning the underlying securities directly. Investments in real estate investment trusts or securities with similar characteristics that pool investor’s capital to purchase or finance real estate investments involve certain unique risks, including concentration risk (by geography or property type) and interest rate risk (i.e., in a rising interest rate environment, the stock prices of real estate-related investments may decline and the borrowing costs of these companies may increase).

26

Clearwater Tax-Exempt Bond Fund

Investment Objective

Clearwater Tax-Exempt Bond Fund (the “Fund”) seeks high current income that is exempt from U.S. federal income tax, consistent with preservation of capital. The Fund’s investment objective is classified as non-fundamental and may be changed by the Board of Trustees without shareholder approval.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in tax-exempt bonds, which are debt obligations issued by or for the U.S. states, territories and possessions and the District of Columbia. The interest on these bonds is generally exempt from both U.S. regular federal income tax and U.S. federal alternative minimum tax. However, the Fund may invest up to 20% of its assets in bonds that generate interest income subject to federal alternative minimum tax for individuals.

The Fund invests in both revenue bonds, which are backed by and payable only from the revenues derived from a specific facility or specific revenue source, and in general obligation bonds, which are secured by the full faith, credit and taxation power of the issuing municipality. The Fund’s 80% policy may not be changed without the affirmative vote of a majority of the Fund’s outstanding shares as defined under the Investment Company Act of 1940, as amended.

CMC serves as the investment manager to the Fund and is responsible for the oversight of the Fund’s subadvisers, FCI and Sit Fixed Income Advisors II, LLC (“Sit”). Sit provides day-to-day management for the Fund. FCI also acts as a subadviser to the Fund, but does not provide day-to-day management. The Fund primarily invests in bonds rated investment grade at the time of purchase or, if unrated, determined to be of comparable quality by Sit. However, the Fund may invest up to 30% of its assets in bonds rated below investment grade (rated below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) and BBB- by Standard and Poor’s Corporation (“S&P”) or Fitch, commonly referred to as “junk” bonds) or determined to be of comparable quality by the subadviser. The Fund may not invest in bonds rated at the time of purchase lower than B3 by Moody’s or B- by S&P or Fitch Ratings. The Fund may invest in other investment companies and pooled investment vehicles (including closed-end funds) that invest in the same types of securities in which the Fund may invest directly.

Sit attempts to maintain an average effective duration for the portfolio of approximately three to eight years. Duration is a measure of the sensitivity of the price of a fixed-income security to changes in interest rates and is expressed as a number of years. A longer duration generally means the price is more sensitive to changes in interest rates. For every 1% change in interest rate, the Fund’s net asset value is expected to change inversely by approximately 1% for each year of duration. For example, a 1% increase in interest rate would be expected to cause a fixed-income portfolio with an average dollar weighted duration of five years to decrease in value by approximately 5% (1% interest rate increase multiplied by the five-year duration). Sit selects bonds that offer high tax-exempt income. In selecting which bonds to buy and sell for the Fund, Sit analyzes the general outlook on the economy and interest rate forecasts, while also evaluating a security’s structure, credit quality, yield, maturity, and liquidity.

Principal Risks of Investing in the Fund

Please remember that with any mutual fund investment you may lose money. The principal risks of investing in the Fund include:

Market Risk

The price of fixed income securities may fluctuate, sometimes rapidly and unpredictably. Market risk may impact fixed income securities based on general market or economic conditions. These factors may include government economic outlooks, changes in interest rates, investor sentiment, or changes in government or tax policy.

Active Management Risk

The Fund is actively managed and as a result the Fund’s performance will reflect in part the subadviser’s ability to make investment decisions that are suited to achieving the Fund’s investment objective. The Fund could, therefore, under-perform other mutual funds with similar investment objectives.

Credit Risk

The Fund could lose money if the issuers or guarantors of securities owned by the Fund default on the payment of principal or interest, or on other obligations to the Fund. The revenue bonds in which the Fund invests may entail greater credit risk than the Fund’s investments in general obligation bonds. In particular, weaknesses in federal housing subsidy programs and their administration may result in a decrease of subsidies available for the payment of principal and interest on certain multi-family housing authority bonds. Revenue bond prices can decline if related projects become unprofitable.

27

Municipal bonds are subject to the risk that political events, local business or economic conditions could have a significant effect on an issuer’s ability to make payments of principal and/or interest. On July 18, 2013, the City of Detroit filed for federal bankruptcy protection. The bankruptcy of large cities such as Detroit is relatively rare, making the consequences of such bankruptcy filings difficult to predict. Accordingly, it is unclear what impact a large city’s bankruptcy filing would have on the city’s outstanding obligations or on the obligations of other municipal issuers in that state. It is possible that the city could default on, restructure or otherwise avoid some or all of these obligations, which may negatively affect the marketability, liquidity and value of securities issued by the city and other municipalities in that state. If the Fund were to hold securities that are affected by a bankruptcy filing or a default, the Fund’s investments in those securities may lose value, which could cause the Fund’s performance to decline. A security’s credit rating may reflect its degree of inherent credit risk. The value of the Fund may also be adversely affected by future changes in federal or state income tax laws.

Interest Rate Risk

Interest rate risk is the risk that a fixed income security will lose value because of changes in interest rates. An increase in interest rates likely will lower the Fund’s value and the overall return on your investment. The Fund is also subject to call or prepayment risk when, generally as a result of declining interest rates, the issuer of a security exercises its right to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. Declining interest rates may compel borrowers to prepay mortgages and debt obligations underlying securities owned by the Fund. The proceeds received by the Fund from prepayments will likely be reinvested at interest rates lower than the original investment, thus resulting in a reduction of income to the Fund. Conversely, rising interest rates could reduce prepayments and extend the life of securities with lower interest rates, which may increase the sensitivity of the Fund’s value to rising interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy (such as tapering of the Federal Reserve Board’s quantitative easing program), rising inflation rates and general economic conditions. Currently, interest rates in the U.S. are near historic lows, which may increase the Fund’s exposure to risks associated with rising interest rates. Moreover, rising interest rates may lead to decreased liquidity in the bond markets, making it more difficult for the Fund to value or sell some or all of its bond holdings at any given time.

Below Investment Grade Securities Risk

Investments in high-yield debt securities (commonly referred to as “junk” bonds) are sometimes considered speculative as they present a greater risk of loss than higher quality debt securities. Such securities may, under certain circumstances, be less liquid than higher rated debt securities. These securities pay investors a premium (a high interest rate or yield) because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Tax Risk

There is no guarantee that the Fund’s income will be exempt from U.S. federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for U.S. federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.

Investing in Closed-End Funds Risk

Closed-end funds generally do not continuously offer their shares for sale. Rather, they sell a fixed number of shares at one time, after which the shares typically trade on a secondary market, such as the New York Stock Exchange. The price of closed-end fund shares that trade on a secondary market is determined by the market and may be greater or less than the shares’ net asset value. Closed-end fund shares generally are not redeemable. The investment portfolios of closed-end funds generally are managed by investment advisers.

Please note that, under normal circumstances, the Clearwater Tax-Exempt Bond Fund is not a suitable investment for tax-deferred accounts.

Please note that the Fund is not a money market fund and is not intended to be a money market fund substitute. The Fund does not attempt to maintain a stable net asset value and is not subject to the rules that govern the quality, maturity, liquidity and other features of securities that money market funds may purchase. Under normal conditions, the Fund’s investment may be more susceptible than a money market fund to interest rate risk and credit risks relevant to the Fund’s investments.

28

Shareholder Information on Taxes

The Fund could generate some taxable income and may realize taxable gains on the sale of its securities or other transactions. Generally, distributions of interest income from the Fund’s tax-exempt securities are exempt from federal income tax, and distributions from other sources, including capital gain distributions, are not. You should consult a tax adviser about any taxes, including state and local taxes, on your Fund distribution.

29

Clearwater International Fund

Investment Objectives

The Clearwater International Fund (the “Fund”) seeks long-term growth of capital. The Fund’s investment objective is classified as non-fundamental and may be changed by the Board of Trustees without shareholder approval.

Principal Investment Strategies

Under normal market conditions, the Fund intends to invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies organized or located outside the United States and doing a substantial amount of business outside the United States.

Equity securities in which the Fund invests include common and preferred stock, sponsored and unsponsored American Depositary Receipts, European Depositary Receipts, and Global Depositary Receipts, and exchange-traded funds and other investment companies. The Fund diversifies its investments among a number of different countries throughout the world, and may invest in companies of any size. The Fund does not intend to invest more than 20% of its net assets in the equity securities of developing or emerging market issuers. The Fund defines emerging markets to be markets that are included in the MSCI Emerging Markets Index. The Fund may invest in master limited partnerships. The Fund’s 80% policy may be changed by the Board of Trustees on 60 days’ prior written notice to shareholders.

CMC serves as the investment manager to the Fund and is responsible for the oversight of the Fund’s subadvisers. The Fund uses a “multi-style, multi-manager” approach. The Fund’s adviser allocates portions of the Fund’s assets among subadvisers who employ distinct investment styles. The Fund currently allocates assets among subadvisers who provide day-to-day management to the Fund: Parametric Portfolio Associates LLC (“Parametric”), Artisan Partners Limited Partnership (“Artisan Partners”), WCM Investment Management, LLC (“WCM”), and LSV Asset Management (“LSV”). FCI also acts as a subadviser to the Fund, but does not provide day-to-day management. FCI provides the Fund with the following investment-related services: investment strategy advice, manager recommendations and related duties as requested by CMC.

CMC considers a variety of factors in determining the allocation of the Fund’s assets among the subadvisers. The adviser may consider a subadviser’s investment style, performance record, and the characteristics of the Fund’s typical portfolio investments, such as capitalization size, growth and profitability measures, valuation measures, economic sector weightings, and earnings and price volatility statistics. The allocation among subadvisers will vary over time, but the current intent of the Fund’s adviser is that under normal market conditions approximately 35 % of the Fund’s net assets will be allocated to Parametric and the remaining assets will be allocated to one or more of Artisan Partners, WCM and LSV . Parametric manages its portion of the Fund’s assets using a passive management strategy to seek investment results that track, before fees and expenses, the investment results of the MSCI World Ex U.S.A. Index - Net Dividends as closely as possible without requiring the Fund to realize taxable gains. Parametric utilizes a representative sampling strategy, meaning that it does not intend that the portion of the Fund’s assets it manages will be invested in all the components of the MSCI World Ex U.S.A. Index - Net Dividends at any given time.

In order to hedge against adverse movements in currency exchange rates, the Fund may enter into foreign currency exchange contracts. The Fund may use options, futures contracts, and options on futures contracts to attempt to manage market or business risks. The Fund does not intend to invest in foreign currency exchange contracts, options, futures contracts, or options on futures contracts for speculative purposes.

Parametric

As noted above, Parametric manages its portion of the Fund’s assets using a passive management strategy to seek investment results that track, before fees and expenses, the investment results of the MSCI World Ex U.S.A. Index - Net Dividends as closely as possible without requiring the Fund to realize taxable gains. The MSCI World Ex U.S.A. Index - Net Dividends is an unmanaged, free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the following 22 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Parametric selects securities for inclusion in the portfolio based upon their contribution to the portfolio’s market capitalization, industry weightings and other fundamental characteristics. Securities are selected and purchased from the constituents of the benchmark index to create a portfolio that will closely replicate the performance of the benchmark index. Perfect replication of the benchmark index is not desirable for taxable investors, as it can create unnecessary turnover, realization of gains, and reduce after-tax return.

30

Even though the passively-managed portion of the Fund invests substantially all of its assets in common stocks of companies represented in the MSCI World Ex U.S.A. Index - Net Dividends, the investment results of that portion of the Fund will not mirror the MSCI World Ex U.S.A. Index - Net Dividends perfectly because: the Fund does not invest in all components of the MSCI World Ex U.S.A. Index - Net Dividends in the weighting such components have in the MSCI World Ex U.S.A. Index - Net Dividends, but instead invests in a sample of securities included in the MSCI World Ex U.S.A. Index - Net Dividends; the Fund must have an amount of cash or other liquid securities available to meet redemption requests; Parametric manages the Fund to limit the tax liability to the Fund’s shareholders; and the Fund bears certain expenses the MSCI World Ex U.S.A. Index - Net Dividends does not bear.

Artisan Partners

The portion of the Fund’s portfolio allocated to Artisan Partners is invested primarily in stocks of non-U.S., including emerging markets, companies of all sizes. Artisan Partners employs a fundamental stock selection process focused on identifying long-term growth opportunities, and generally buys and sells securities based on that process. Artisan Partners typically invests its portion of the Fund’s assets in securities representing at least 5 countries outside the U.S.

WCM

The portion of the Fund’s portfolio allocated to WCM’s Focused Growth International strategy is invested in approximately 30-40 large capitalization non-U.S. companies (companies with market capitalizations greater than $3.5 billion). The portion of the Fund’s portfolio allocated to WCM’s International Small Cap Growth strategy is invested in equity securities or depositary receipts of small capitalization companies domiciled outside of the United States, including in emerging and frontier market countries. WCM considers small capitalization companies to be companies with market capitalizations within the range of those companies included in the MSCI ACWI Ex-US Small Cap Index at the time of purchase. Because small capitalization companies are defined by reference to an index, the range of market capitalization of companies in which this portion of the Fund invests may vary with market conditions. In both strategies, WCM seeks to identify companies believed to have above-average potential for growth in revenue and earnings .

LSV

The portion of the Fund’s portfolio allocated to LSV is invested primarily in stocks of non-U.S., small cap and, to a lesser extent, micro cap, equity securities. LSV seeks to invest in securities of any company with a market capitalization greater than U.S. $20 million.

LSV uses its proprietary quantitative investment model to manage the Fund’s assets. The primary components of the investment model are: 1) indicators of fundamental undervaluation, such as high dividend yield, low price-to-cash flow ratio or low price-to-earnings ratio; 2) indicators of past negative market sentiment, such as poor past stock price performance; 3) indicators of recent momentum, such as high recent stock price performance; and 4) control of incremental risk relative to the benchmark. All such indicators are measured relative to the overall universe of non-U.S. equities. This investment strategy can be described as a “contrarian value” approach. LSV relies extensively on its quantitative investment model, as to the advisability of investing in a particular country or company. LSV’s quantitative investment model does not take into account the economic conditions, such as inflation rates and trade balances, regulatory or currency controls, accounting standards, or political or social conditions of any country in which the Fund invests. LSV’s reason for making any investment decision, including whether or not to invest in any country or company, is generally whether it has received a buy or sell signal from its proprietary quantitative investment model.

Additional Information as to How Subadvisers Select the Fund’s Investments

The Fund’s subadvisers select securities that they believe will help the Fund to reach its objective.

Parametric

Parametric manages its portion of the Fund’s assets using a passive management strategy to seek investment results that track, before fees and expenses, the investment results of the MSCI World Ex U.S.A. Index - Net Dividends as closely as possible without requiring the Fund to realize taxable gains. This means that the Fund is not required to buy and sell securities to match changes in the composition of securities in the MSCI World Ex U.S.A. Index - Net Dividends. Instead, the subadviser adjusts the Fund’s portfolio periodically to reflect the holdings and weightings of the MSCI World Ex U.S.A. Index - Net Dividends but only after consideration of the Fund’s policy to minimize realization of taxable gains.

With respect to the Fund’s assets allocated to Parametric, Parametric will seek capital growth while considering tax consequences arising from the Fund’s portfolio management activities. Parametric’s allocation will attempt to reduce the amount of capital gains the Fund realizes under U.S. tax laws in three primary ways: replicate the performance of the MSCI World Ex U.S.A. Index - Net Dividends while minimizing the realization of capital gains; realize capital losses in the Parametric portfolio to offset capital gains arising in other subadviser portfolios; and minimize wash sale issues between the Parametric portfolio and other subadviser portfolios by limiting transactions in the Parametric portfolio that would be deemed constructive sales based on recent activity of other subadvisers.

31

Artisan Partners

Artisan Partners employs a fundamental investment process to construct a diversified portfolio of securities of undervalued non-U.S. companies of all sizes. Artisan Partners’ strategy is to focus on high quality, undervalued companies with strong balance sheets and shareholder-oriented management teams. Artisan Partners focuses on four key characteristics: undervaluation, business quality, financial strength, and shareholder-oriented management. Companies that make it through Artisan Partners’ analytical process are ranked at the time the position is initiated according to the degree of the discount of the current market price of the company’s stock to Artisan Partners’ estimate of the company’s intrinsic value. Artisan Partners manages the portfolio by generally taking larger positions in companies where the discount is greatest and smaller positions in companies with narrower discounts (subject to adjustments for investment-related concerns, including diversification, risk management, and liquidity).

WCM

WCM uses a bottom-up approach that seeks to identify companies believed to have above-average potential for growth in revenue and earnings. WCM’s investment process seeks companies that are industry leaders with sustainable competitive advantages; corporate cultures emphasizing strong, quality and experienced management; little or no debt; and attractive relative valuations. In selecting securities, WCM also considers other factors including, among others, political risk, monetary policy risk, and regulatory risk specific to an issuer’s country of domicile.

LSV

In selecting securities for the fund, LSV focuses on companies whose securities, in LSV’s opinion, are out-of-favor (undervalued) in the marketplace at the time of purchase in light of factors such as the company’s earnings, book value, revenues or cash flow, but show signs of recent improvement. LSV utilizes a proprietary quantitative investment model in managing the Fund and buy and sell decisions are generally made based on signals from the model.

Principal Risks of Investing in the Fund

Please remember that with any mutual fund investment you may lose money. The principal risks of investing in the Fund include:

Market Risk

The price of equity securities may fluctuate, sometimes rapidly and unpredictably. Market risk may impact individual securities based on general market or economic conditions and/or real or perceived factors affecting specific industries or individual company fundamentals. These factors may include corporate earnings outlooks, changes in interest rates, investor sentiment, or industry competitive conditions. Equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline, and also are generally more volatile than fixed income markets.

Active Management Risk

The adviser may actively allocate the Fund’s assets among subadvisers and, in addition, certain subadvisers provide active management. As a result, its performance will reflect in part the adviser’s or the subadvisers’ ability to make investment decisions that are suited to achieving the Fund’s investment objective. To the extent it is actively managed, the Fund could under-perform other mutual funds with similar investment objectives.

Passive Management Risk

Because a portion of the Fund is managed to seek investment results that track, before fees and expenses, those of the MSCI World Ex U.S.A. Index - Net Dividends, the Fund faces a risk of poor performance, if:

●	The MSCI World Ex U.S.A. Index - Net Dividends declines generally or performs poorly relative to other indexes or individual stocks.
●	The stocks of companies which comprise the MSCI World Ex U.S.A. Index - Net Dividends fall out of favor with investors.
●	An adverse company specific event, such as an unfavorable earnings report, negatively affects the stock price of one of the larger companies in the MSCI World Ex U.S.A. Index - Net Dividends.

32

Even though the Fund invests a portion of its assets in common stocks of companies represented in the MSCI World Ex U.S.A. Index - Net Dividends, the Fund cannot guarantee the performance of that portion of the Fund will match the MSCI World Ex U.S.A. Index - Net Dividends because:

●	The Fund does not invest in all components of the MSCI World Ex U.S.A. Index - Net Dividends in the weighting such components have in the MSCI World Ex U.S.A. Index - Net Dividends, but instead invests in a sample of securities included in the MSCI World Ex U.S.A. Index - Net Dividends;
●	The Fund must have an amount of cash or other liquid securities available to meet redemption requests;
●	Parametric manages the Fund to limit the tax liability to the Fund’s shareholders; and
●	Unlike the Fund, the returns of the Index are not reduced by investment and other operating expenses, including the costs of buying and selling investments.

Multi-Manager Risk

Because each subadviser makes investment decisions independently, it is possible that the security selection process of the subadvisers may not complement one another. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than would be the case if the Fund were managed by a single subadviser. It is possible that one or more of the subadvisers may, at any time, take positions that may be opposite of positions taken by other subadvisers. In such cases, the Fund will incur brokerage and other transaction costs, without accomplishing any net investment results. Subadvisers also may be competing with one another for similar positions at the same time, which could have the result of increasing a security’s cost. As a general proposition, a multi-manager approach increases the Fund’s portfolio turnover rate over the portfolio turnover rate of a single manager fund which may result in higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities, higher brokerage commissions and other transactions costs. The subadvisers selected may under-perform the market generally or other subadvisers that could have been selected for the Fund.

Equity Securities Risk

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response.

Small- and Medium-Sized Company Risk

To the extent a Fund subadviser invests in stocks of small- and medium-sized companies, that portion of the Fund’s assets will be subject to additional risks. Stocks of small- and medium-sized companies involve substantial risk. These companies may lack the management expertise, financial resources, product diversification, and competitive strengths of larger companies. Prices of such stocks may be subject to more abrupt or erratic movements than stock prices of larger, more established companies or the market averages in general. In addition, the frequency and volume of their trading may be less than is typical of larger companies, making them subject to wider price fluctuations. In some cases, there could be difficulties in selling the stocks of small- and medium-sized companies at the desired time and price.

Micro-Sized Company Risk

The Fund is also subject to the general risk that the stocks of micro-sized companies can involve greater risks than those associated with larger, more established companies. Micro-sized company stocks may be subject to more abrupt or erratic price movements due to a number of reasons, including that the stocks are traded in lower volume and that the issuers are more sensitive to changing conditions and have less certain growth prospects. Also, there are fewer market makers for these stocks and wider spreads between quoted bid and ask prices in the over-the-counter market for these stocks. Micro-sized stocks tend to be less liquid, particularly during periods of market disruption. There normally is less publicly available information concerning these securities. Micro-sized companies in which the Fund may invest typically have limited product lines, markets or financial resources or may be dependent on a small management group.

Investment Style Risks:

●	Value Investing Risk. To the extent a Fund subadviser employs a value style strategy, that portion of the Fund’s assets is subject to the possibility that value stocks may fall out of favor or perform poorly relative to other types of investments. With value investing, there is the risk that the market will not recognize that the securities selected are undervalued and they might not appreciate in value in the way the subadviser anticipates.

33

●	Growth Investing Risk. To the extent a Fund subadviser employs a growth style strategy, that portion of the Fund’s assets is subject to the possibility that these stocks can have relatively high valuations. Because of these high valuations, an investment in a growth stock can be more risky than an investment in a company with more modest growth expectations. Growth investing does not guarantee a profit or eliminate risk.

Foreign Securities and Currency Risks:

●	Foreign Securities Market Risk
There are risks and costs involved in investing in non-U.S. traded securities which are in addition to the usual risks inherent in securities that trade on a U.S. exchange. These risks will vary from time to time and from country to country, especially if the country is considered an emerging market or developing country and may be different from or greater than the risks associated with investing in developed countries. These risks may include, but are not limited to, higher transaction costs, the imposition of additional foreign taxes, less market liquidity, security registration requirements and less comprehensive security settlement procedures and regulations, significant currency devaluation relative to the U.S. dollar, restrictions on the Fund’s ability to repatriate investment income or capital, less government regulation and supervision, less public information, less economic, political and social stability and adverse changes in diplomatic relations between the United States and that foreign country. Securities of companies traded in some countries outside of the U.S., particularly in emerging markets, may be subject to further risks due to the inexperience of local investment professionals and financial institutions. In addition, international equity securities may under-perform other segments of the equity markets or the equity markets as a whole.

●	Emerging Markets Risk
The risks of international investing are particularly significant in emerging markets. Investing in emerging markets generally involves exposure to economic structures that are less diverse and mature, and to political systems that are less stable, than those of developed countries. In addition, issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

●	Currency Risk
Because the foreign securities in which the Fund invests, except for American Depositary Receipts, generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the Fund’s net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. A strong U.S. dollar relative to those other currencies will adversely affect the value of the Fund.

●	Information Risk
Non-U.S. companies may not be subject to uniform accounting, auditing, and financial reporting standards or to other regulatory requirements applicable to U.S. companies. As a result, less information may be available to investors concerning non-U.S. investments.

●	Investment Restriction Risk
Some countries restrict foreign investments in their securities markets. In some circumstances, these restrictions may limit or preclude investment in certain countries or may increase the cost of investing in securities of particular companies.

●	Political and Economic Risks
International investing subjects investors to the risk of political, social, or economic instability in the country of the issuer of a security, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, limits on removal of currency or other assets, and nationalization of assets.

●	Foreign Currency Hedging Transaction Risk

In order to hedge against adverse movements in currency exchange rates, the Fund may enter into forward foreign currency exchange contracts. If the adviser’s or subadviser’s forecast of exchange rate movements is incorrect, the Fund may realize losses on its foreign currency transactions. Additionally, the Fund’s hedging transactions may prevent the Fund from realizing the benefits of a favorable change in the value of foreign currencies.

Futures and Options Risk

Futures investing may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of a security or future underlying an option, the Fund may not be able to profitably exercise an option and may lose its entire investment in an option.

34

Preferred Securities Risk

Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

Exchange-Traded Fund (“ETF”) and Underlying Investment Company Risk

The risks of owning an ETF or other investment company generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF or investment company could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs and underlying investment companies purchased or sold by the Fund could result in losses on the Fund’s investment. ETFs and other investment companies also have management fees that increase their costs versus the costs of owning the underlying securities directly. Investments in real estate investment trusts or securities with similar characteristics that pool investor’s capital to purchase or finance real estate investments involve certain unique risks, including concentration risk (by geography or property type) and interest rate risk (i.e., in a rising interest rate environment, the stock prices of real estate-related investments may decline and the borrowing costs of these companies may increase).

Tax-Managed Investment Risk

Market conditions may limit the Fund’s ability to generate tax losses or to generate dividend income taxed at favorable rates. Use of a tax-managed strategy for a portion of the Fund’s assets may affect the investment decisions made for the Fund. For example, the Fund’s tax-managed strategy may cause the Fund to hold a security in order to achieve more favorable tax treatment or to sell a security in order to create tax losses. The Fund’s ability to utilize various tax-management techniques may be curtailed or eliminated in the future by tax legislation or regulation. Although a smaller portion of the Fund’s total return may consist of taxable distributions to shareholders as compared to non-tax managed funds, there can be no assurance about the size of taxable distributions to shareholders. The performance of the Fund may deviate from that of non-tax managed funds and may not provide as high a return before consideration of federal income tax consequences as non-tax managed funds. Although a tax-managed strategy is used with respect to a portion of the Fund’s assets, the Fund can realize capital gains.

Model and Data Risk

One or more of the Fund’s subadvisers may rely heavily on quantitative models and information and data supplied by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investments.

When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data. The Fund bears the risk that the quantitative models will not be successful in selecting companies for investment or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.

All models rely on correct data inputs. If incorrect data is entered into even a well-founded model, the resulting information will be incorrect. However, even if data is inputted correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments. Due to the importance of technology with respect to quantitative models, use of Models and Data carries the risk of potential issues with the design, coding, implementation or maintenance of the computer programs, data and/or other technology used in the model.

The Fund is unlikely to be successful unless the assumptions underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated, and major losses may result.

A Fund subadviser, in its sole discretion, will continue to test, evaluate and add new models, which may result in the modification of existing models from time to time. There can be no assurance that model modifications will enable the Fund to achieve its investment objective.

35

Other Investments and Investment Strategies

Fixed Income Securities. Each Fund may invest in fixed income securities including bonds and notes. Clearwater Core Equity Fund (the “Core Equity Fund”) will generally only invest in fixed income securities of companies represented in the Russell 1000® Index, if any. The Funds’ fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, deferred, payment in kind and auction rate features. Each Fund’s fixed income securities may be of any maturity. The Core Equity Fund and the Clearwater Small Companies Fund (the “Small Companies Fund”) will only invest in fixed income securities rated investment grade. The Clearwater International Fund (the “International Fund”) may invest in fixed income securities that are not rated investment grade.

Credit Quality and Risk. Securities are investment grade if they:

●	are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization;
●	have received a comparable short-term or other rating; or
●	are unrated securities that the Fund’s subadviser believes to be of comparable quality.

The value of a Fund’s fixed income securities may go down if:

●	interest rates rise, which will make the prices of fixed income securities go down; or
●	the issuer of a security owned by the Fund has its credit rating downgraded or defaults on its obligation to pay principal and/or interest.

Derivatives. Each Fund may utilize several different types of derivatives for various purposes expanded on further below. The Core Equity Fund, International Fund and Small Companies Fund may engage in options trading on securities and securities indices. Options trading involves buying (“purchasing”) or selling (“writing”) the right to buy (“call”) or sell (“put”) an underlying security at a future date. The Core Equity Fund, International Fund and Small Companies Fund may also engage in futures and options on futures trading on various underlying instruments. A future is an agreement to buy or sell an underlying instrument at a future date. Futures investing may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of a security underlying an option, a Fund may not be able to profitably exercise an option and may lose its entire investment in an option. The Core Equity Fund’s use of derivatives may be limited as a significant portion of the Fund is managed with a strategy of minimizing tax liability and maintaining a low turnover rate.

In addition, the International Fund may enter into foreign currency exchange contracts in order to hedge against adverse movements in currency exchange rates. If the adviser’s or subadviser’s forecast of exchange rate movements is incorrect, the Fund may realize losses on its foreign currency transactions. Additionally, the Fund’s hedging transactions may prevent the Fund from realizing the benefits of a favorable change in the value of foreign currencies. The Fund may use options, futures contracts, and options on futures contracts to attempt to manage market or business risks. The Fund does not intend to invest in foreign currency exchange contracts options, futures contracts, or options on futures contracts for speculative purposes. Futures investing may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of a security or future underlying an option, the Fund may not be able to profitably exercise an option and may lose its entire investment in an option.

The Clearwater Tax-Exempt Bond Fund (“Tax-Exempt Bond Fund”) may invest in options by buying or selling puts or calls on debt securities that are exchange-traded, and may also invest in interest rate futures contracts, interest rate index futures contracts and options on such contracts. The Tax-Exempt Bond Fund may only engage in these transactions as a defensive strategy or in order to hedge its portfolio in fixed income securities which may be exposed to the risk of changing interest rates, each a type of risk management.

The Core Equity Fund and Tax-Exempt Bond Fund may each enter into swap agreements and the Tax-Exempt Bond Fund may invest in swaptions. Swap agreements are two-party contracts entered into primarily by institutional investors in which two parties agree to exchange the returns (or differential rates of return) earned or realized on particular predetermined investments or instruments. The Core Equity Fund may enter into equity swap agreements and equity index swap agreements for hedging purposes and to gain exposure to the equity market. The Tax-Exempt Bond Fund may enter into swap agreements for purposes of attempting to obtain a particular investment return at a lower cost to the Fund than if the Fund had invested directly in an instrument that provided that desired return. The Tax-Exempt Bond Fund may also use swaptions for such purposes, including to manage or adjust the Fund’s duration or exposures. Swaptions are contracts that give a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. In a bilateral swap, a Fund also bears the risk of default by its swap counterparty. Certain swaps are centrally-cleared and will eventually be exchange-traded. Although central clearing is expected to decrease the credit risk involved in bilateral swaps, central clearing would not make the contracts risk-free. Exchange-trading is expected to improve swap liquidity, but there is no guarantee that a Fund could consider exchange-traded swaps to be liquid. Additionally, in a centrally-cleared swap, a Fund would bear the risk of a default of the central clearing counterparty.

36

Even a small investment in derivative contracts can have a big impact on the Funds’ market exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when market prices are changing. A Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a Fund less liquid and harder to value, especially in declining markets.

As an open-end investment company registered with the U.S. Securities and Exchange Commission (“SEC” or the “Commission”), each Fund is subject to the federal securities laws, including the Investment Company Act of 1940, as amended, the rules thereunder, and various SEC and SEC staff interpretive positions. In accordance with these laws, rules and positions, each Fund must “set aside” liquid assets (often referred to as “asset segregation”), or engage in other SEC or staff-approved measures, to “cover” open positions with respect to certain kinds of derivative instruments. In the case of futures contracts that are not contractually required to cash settle, for example, each Fund must set aside liquid assets equal to such contracts’ full notional value while the positions are open. With respect to futures contracts that are contractually required to cash settle, however, each Fund is permitted to set aside liquid assets in an amount equal to each Fund’s daily marked-to-market net obligations (i.e., each Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value.

Foreign Securities. The Core Equity Fund may invest up to 20% of its total assets and the Small Companies Fund may invest up to 25% of its total assets in securities of foreign issuers from a variety of countries, including emerging markets. The Core Equity Fund’s foreign securities will primarily be limited to those that are represented in the Russell 1000® Index. The Fund may, however, hold foreign securities not contained in the Russell 1000® Index. Many foreign countries in which the Funds may invest have markets that are less liquid and more volatile than markets in the U.S. In some foreign countries, less information is available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add to investment losses. The risk of investing in foreign securities is greater in the case of emerging markets.

ETFs and Investment Companies. Each Fund may invest in ETFs and investment companies. The risks of owning an ETF or other investment company generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF or investment company could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs and underlying investment companies purchased or sold by the Fund could result in losses on the Fund’s investment. ETFs and other investment companies also have management fees that increase their costs versus the costs of owning the underlying securities directly.

Depositary Receipts. The Core Equity Fund and International Fund may invest in foreign securities through American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), and Global Depositary Receipts (GDRs). ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in foreign issuers’ stocks, a Fund can avoid currency risks during the settlement period for either purchases or sales. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similarly to the arrangements of ADRs.

ReFlow Liquidity Program. Each Fund may participate in the liquidity program offered by ReFlow Fund, LLC (“ReFlow”), which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares (the “ReFlow Liquidity Program”). The ReFlow Liquidity Program provides each Fund with a potential source of cash to meet net shareholder redemptions by standing ready each business day to purchase Fund shares up to the value of the net shares redeemed by other shareholders that are to settle the next business day. Following purchases of Fund shares, ReFlow then generally redeems those shares when the Fund experiences net sales, at the end of a maximum holding period determined by ReFlow (currently 14 days) or at other times at ReFlow’s discretion. While ReFlow holds Fund shares, it will have the same rights and privileges with respect to those shares as any other shareholder. ReFlow will periodically redeem its entire share position in a Fund and request that such redemption be met in kind in accordance with the Fund’s redemption in kind policies described below under “Exchanging and Redeeming Shares.” For the use of the ReFlow Liquidity Program, a Fund pays a fee to ReFlow each time ReFlow purchases Fund shares, calculated by applying to the purchase amount a fee rate determined through an automated daily auction among funds participating in the ReFlow Liquidity Program. The current minimum fee rate is 0.20% of the value of the Fund shares purchased by ReFlow although a Fund may submit a bid at a higher fee rate if it determines that doing so is in the best interest of the Fund. ReFlow’s purchases of Fund shares through the ReFlow Liquidity Program are made on an investment-blind basis without regard to the Fund’s investment objective, policies, or anticipated performance. ReFlow purchases are not subject to any investment minimum applicable to such shares. ReFlow is under no obligation to purchase Fund shares. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of a Fund. The Funds’ investment manager believes that the ReFlow Liquidity Program may assist in stabilizing a Fund’s net assets to the benefit of the Fund and its shareholders. To the extent a Fund’s net assets do not decline, the investment adviser and subadvisers may also benefit.

37

Portfolio Turnover. Parametric believes that a passive portfolio management strategy, combined with tax management techniques, provides the best opportunity for optimal after-tax total return. Parametric also believes that passive portfolio management will limit the International Fund’s and Core Equity Fund’s portfolio turnover rate to a lower level than if each Fund were completely actively managed. Although the Core Equity Fund’s and the International Fund’s passively-managed allocation do not purchase or sell securities for short-term profits, each Fund will sell portfolio securities without regard to the amount of time they have been held whenever such action seems advisable.

Although the Small Companies Fund, Tax-Exempt Bond Fund, and the actively-managed portions of the Core Equity Fund and International Fund do not generally purchase or sell securities for short-term profits, any of the Funds may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could decrease a Fund’s performance, and may result in increased net short-term capital gains, distributions that are taxable to shareholders as ordinary income.

Temporary Defensive Investments. When in the judgment of its subadvisers, adverse market conditions warrant, each Fund may adopt a temporary defensive position by investing up to 100% of its assets in cash and cash equivalents. If a Fund takes a temporary defensive position, it may be unable to achieve its investment goal.

Portfolio Holdings. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ Statement of Additional Information (“SAI”).

Lending of Portfolio Securities. Core Equity Fund, Small Companies Fund and International Fund may earn additional income by lending portfolio securities to brokers/dealers that are members of the New securities to broker/dealers that are members of the New York Stock Exchange (the “NYSE”) and other financial institutions under agreements which require that the loans be secured continuously by collateral in cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. However, at no time will the value of securities loaned by any Fund exceed 33 1/3% of such Fund’s total assets. A Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and also will receive compensation based on investment of the collateral. A Fund will not, however, have the right to vote any securities having voting rights during the existence of the loan, but will attempt to call the loan in anticipation of an important vote to be taken among holders of the securities or of an opportunity to give or withhold consent on a material matter affecting the investment.

38

Management

Management Services and Fees

Clearwater Management Co., Inc. (“CMC”) serves as the Funds’ investment manager. CMC is a privately owned registered investment adviser. The investment manager has been in the investment management business since 1987. Its address is 30 East Seventh Street, Suite 2000, St. Paul, Minnesota 55101. Clearwater Investment Trust (the “Trust”) and CMC have received an exemptive order from the Commission permitting CMC, subject to the approval of the Board of Trustees of the Trust, to select subadvisers to serve as portfolio managers of the Funds or to materially modify an existing subadvisory contract without obtaining shareholder approval of a new or amended subadvisory contract. CMC has ultimate responsibility to oversee and to recommend the hiring, termination and replacement of any subadviser. As a result, CMC selects and supervises subadvisers for the Funds and administers the Funds’ business operations. Under its management contract with each Fund, CMC is also responsible for paying directly or reimbursing the Funds for all direct expenses other than commissions and other direct charges relating to the purchase and sale of portfolio securities and other assets, taxes, interest and extraordinary expenses, including without limitation, litigation expenses. For these services for the fiscal year ended December 31, 2019 , CMC was contractually entitled to receive a fee from the Core Equity Fund, the Small Companies Fund, the Tax-Exempt Bond Fund and the International Fund equal to [ 0.90 ]%, [ 1.35 ]%, [ 0.60 ]% and [ 1.00 ]%, respectively, of each Fund’s average daily net assets.

For the fiscal year ended December 31, 2019 , CMC received a fee, after waivers, from the Core Equity Fund, the Small Companies Fund, the Tax-Exempt Bond Fund and the International Fund equal to [ 0. 35]%, [ 0. 98]%, [0.32]% and [ 0.68 ]%, respectively, of each Fund’s average daily net assets.

Effective January 1, 2020 , CMC has voluntarily agreed to waive a portion of the management fee for the Core Equity Fund, the Small Companies Fund , the Tax-Exempt Bond Fund and the International Fund to achieve an effective management fee rate equal to 0. 31%, 0. 95%, 0.29 % and 0. 65%, respectively, of each Fund’s average daily net assets. It is CMC’s current intent to continue these fee reductions indefinitely. Nonetheless, the investment manager may terminate any voluntary fee reduction at any time.

A discussion regarding the basis for the Board of Trustees’ approval of the management contract with CMC and each subadvisory contract is included in the annual report of the Trust for the fiscal year ended December 31,

2019. William Driscoll is CMC’s Chairman, President and Treasurer.

CMC has engaged Parametric Portfolio Associates® LLC (“Parametric”) as a subadviser to select investments for a portion of the Core Equity Fund and for a portion of the International Fund. Parametric is a Seattle, Washington based investment manager that has been providing investment advisory services since its formation in 1987. Parametric serves its clients through offices located in Seattle, WA, Minneapolis, MN, Boston, MA, New York, NY, Westport, CT and Sydney, Australia. As of December 31, 2019 , Parametric’s assets under management totaled approximately $ 279.5 billion. Parametric is a wholly -owned indirect subsidiary of Eaton Vance Corp., a publicly held company that is traded on the New York Stock Exchange under the ticker symbol EV. Parametric is located at 800 Fifth Avenue, Suite 2800, Seattle, Washington 98104.

CMC has engaged Kennedy Capital Management, Inc. (“KCM”) as a subadviser to select investments for the Small Companies Fund. KCM is a Missouri corporation that is a registered investment adviser under the Advisers Act. KCM devotes its time to investment management and other services to investors and accounts. KCM’s address is 10829 Olive Boulevard, St. Louis, Missouri 63141-7739. As of December 31, 2019 , KCM had approximately $4.2 billion in assets under management.

CMC has engaged Cooke & Bieler, L.P. (“Cooke & Bieler”) as a subadviser to select investments for the Small Companies Fund. Cooke & Bieler is a registered investment adviser under the Advisers Act. Cooke & Bieler was organized in 2001 as a limited partnership under the laws of the Commonwealth of Pennsylvania. Cooke & Bieler’s address is 1700 Market Street, Suite 3222, Philadelphia, PA 19103. As of December 31, 2019 , Cooke & Bieler had approximately $ 9.8 billion in assets under management.

CMC has engaged Pzena Investment Management LLC (“Pzena”) as a subadviser to select investments for the Small Companies Fund. Pzena is a registered investment adviser under the Advisers Act. Pzena is a Delaware limited liability company formed in 1995. Pzena’s address is 320 Park Avenue, 8th Floor, New York, NY 10022. As of December 31, 2019 , Pzena had approximately $ 41.2 billion in assets under management.

CMC has engaged Sit Fixed Income Advisors II, LLC (“Sit”), a subsidiary of Sit Investment Associates, Inc., as subadviser to select investments for the Tax-Exempt Bond Fund. Sit, which is organized under the laws of the State of Minnesota and is registered under the Advisers Act, devotes its time to investment counseling and provides advice, management and other services to investors and accounts, including other mutual funds. Sit’s address is 3300 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota 55402-4130. As of December 31, 2019 , Sit had approximately $ 13.7 billion in assets under management.

39

CMC has engaged Artisan Partners Limited Partnership (“Artisan Partners”) as a subadviser to select investments for a portion of the International Fund. Artisan Partners is a limited partnership organized under the laws of Delaware. Artisan Partners is managed by its general partner, Artisan Investments GP LLC, a Delaware limited liability company wholly owned by Artisan Partners Holdings LP, a limited partnership organized under the laws of Delaware whose sole general partner is Artisan Partners Asset Management Inc. (“APAM”), a publicly-traded Delaware corporation. A three-member stockholders committee has the authority to vote more than a majority of the combined voting power of APAM’s capital stock. Artisan Partners was founded in March 2009 and succeeded to the investment management business of Artisan Partners Holdings LP during 2009. Artisan Partners Holdings LP was founded in December 1994 and began providing investment management services in March 1995. The principal address of Artisan Partners is 875 East Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202. As of December 31, 2019 , Artisan Partners had approximately $ 121 billion in assets under management.

CMC has engaged AQR Capital Management, LLC (“AQR”) as a subadviser to select investments for a portion of the Core Equity Fund. AQR is a registered investment adviser under the Advisers Act. AQR is a Delaware limited liability company formed in 1998. As of December 31, 2019 , AQR had approximately $ 186 billion in assets under management. AQR’s address is Two Greenwich Plaza, Greenwich, CT 06830.

CMC has engaged O’Shaughnessy Asset Management, LLC (“OSAM”) as a subadviser to select investments for a portion of the Core Equity Fund. OSAM has been a registered investment adviser under the Advisers Act since 2007. As of December 31, 2019 , OSAM had approximately $5. 7 billion in assets under management. OSAM’s principal office is located at 6 Suburban Avenue, Stamford, CT 06901.

CMC has engaged WCM Investment Management, LLC (“WCM”) as a subadviser to select investments for a portion of the International Fund. WCM is a Delaware limited liability company founded in 1976 and has been registered with the Commission as an investment adviser under the Advisers Act since 1976. Kurt Winrich, Chairman, and Paul Black, President, are deemed to be control persons of WCM by virtue of each holding greater than 25% of the aggregate ownership of WCM. WCM is located at 281 Brooks Street, Laguna Beach, California 92651-2974. As of December 31, 2019 , WCM had approximately $ 49.0 billion in assets under management.

CMC has engaged LSV Asset Management (“LSV ”) as a subadviser to select investments for a portion of the International Fund. LSV is a registered investment adviser under the Advisers Act. LSV was organized in 1994 as a general partnership and is governed by the laws of the State of Delaware. LSV’s address is 155 North Wacker Drive, Suite 4600, Chicago, IL 60606. As of December 31, 2019, LSV had approximately $ 121 billion in assets under management.

CMC has engaged Fiduciary Counselling, Inc. (“FCI”) as a subadviser for each Fund. FCI is a registered investment adviser under the Advisers Act, with its principal executive office located at 30 East 7th Street, Suite 2000, St. Paul, Minnesota 55101-4930. FCI was founded in 1941, and provides discretionary and nondiscretionary investment services consistent with the individual needs and objectives of each client account. FCI provides the Fund with the following investment-related services: investment strategy advice, manager recommendations and related duties as requested by CMC. FCI also provides certain services related to due diligence, performance reporting, compliance, and other administrative functions, which support the investment management services and subadviser oversight services provided to the Trust by CMC.

40

The Portfolio Managers

The portfolio managers are primarily responsible for the day-to-day operation of the Funds indicated beside their names.

Fund	Subadviser	Portfolio Manager	Since	Past 5 years’ business experience

Core Equity Fund	Parametric	James Reber	2010	James Reber, Managing Director – Portfolio Management, is responsible for portfolio management of Parametric’s Private Client Direct Group — primarily serving Parametric’s wealth management and family office client base. The Private Client Direct Group manages US, non- US and global Custom Core® portfolios. Prior to joining Parametric in 2004, James was a Senior Associate with Standard and Poor’s Corporate Value Consulting Group providing financial valuation services to IT and technology industries. He earned an M.B.A. from the University of Washington and a B.S. in chemical engineering from Michigan State University.

Core Equity Fund	Parametric	Thomas Seto	2010	Thomas Seto, Head of Investment Management, is responsible for all portfolio management and trading related to our equity strategies and is a member of the Enterprise Management Committee. Prior to joining Parametric in 1998, Thomas served as the Head of US Equity Index Investments at Barclays Global Investors. He earned an M.B.A. in finance from the University of Chicago Booth School of Business, and a B.S. in electrical engineering from the University of Washington.

Core Equity Fund	Parametric	Xiaozhen Li, CFA	2017	Xiaozhen Li, Director, Custom Core Portfolio Management, is supervisor for Parametric’s Private Client Direct Group that manages US, developed non- US, and global Custom Core® portfolios, primarily serving Parametric’s wealth management, family office , and institutional client base. She has been with the company since 2000. She earned a Ph.D. in economics and an M.S. in physics from the University of Washington.

Core Equity Fund	AQR	Clifford S. Asness	2015	Clifford S. Asness, Ph.D., M.B.A., is the Managing and Founding Principal of AQR. Dr. Asness cofounded AQR in 1998 and serves as its chief investment officer. He earned a B.S. in economics from the Wharton School and a B.S. in engineering from the Moore School of Electrical Engineering at the University of Pennsylvania, as well as an M.B.A. and a Ph.D. in finance from the University of Chicago.

Core Equity Fund	AQR	Michele L. Aghassi	2020

Michele L. Aghassi, Ph.D., is a Principal of AQR. Dr. Aghassi joined AQR in 2005 and serves as a portfolio manager for the firm’s equity strategies. Dr. Aghassi earned a B.S. in applied mathematics from Brown University and a Ph.D. in operations research from the Massachusetts Institute of Technology.

Core Equity Fund	AQR	Andrea Frazzini	2015	Andrea Frazzini, Ph.D., M.S., is a Principal of AQR. Dr. Frazzini joined AQR in 2008 and is the Head of AQR’s Global Stock Selection team. He earned a B.S. in economics from the University of Rome III, an M.S. in economics from the London School of Economics and a Ph.D. in economics from Yale University.

41

Fund	Subadviser	Portfolio Manager	Since	Past 5 years’ business experience

Core Equity Fund	AQR	Ronen Israel	2015	Ronen Israel, M.A., is a Principal of AQR. Ronen Israel joined AQR in 1999 , is the Co-Head of Portfolio Management, Research, Risk and Trading, and is a member of the firm’s Executive Committee. Ronen Israel earned a B.S. in economics and a B.A.S. in biomedical science from the University of Pennsylvania, and an M.A. in mathematics from Columbia University.
Core Equity Fund	AQR	Lars N. Nielsen	2020	Lars N. Nielsen, M.Sc., is a Principal of AQR. He joined AQR in 2000, is the Co-Head of Portfolio Management, Research, Risk and Trading and is a member of the firm’s Executive Committee. Lars N. Nielsen earned a B.S. and a M.S. in economics from the University of Copenhagen.

Core Equity Fund	OSAM	Jim O’Shaughnessy	2015	Chairman, Co-Chief Investment Officer and Portfolio Manager at OSAM. Jim O’Shaughnessy has held these positions at OSAM since July 2007 .

Core Equity Fund	OSAM	Patrick O’Shaughnessy , CFA	2015	Chief Executive Officer and Portfolio Manager at OSAM. Patrick O’Shaughnessy has been a Portfolio Manager for the strategy since July 2011. Previously, Patrick O’Shaughnessy had been a Research Analyst at OSAM since July 2007.

Core Equity Fund	OSAM	Chris Meredith , CFA	2015	Director of Research, Co-Chief Investment Officer and Portfolio Manager at OSAM. Chris Meredith has held these positions at OSAM since July 2007 .

Core Equity Fund	OSAM	Scott Bartone, CFA	2015	Director of Portfolio Management & Operations, Portfolio Manager at OSAM. Scott Bartone has been a Portfolio Manager for the strategy since July 2011. Previously, he had been a trader at OSAM since June 2008.

Core Equity Fund	OSAM	Travis Fairchild , CFA	2015	Portfolio Manager at OSAM. Travis Fairchild has been an Assistant Portfolio Manager for the strategy since July 2013. Previously, Travis Fairchild had been a Research Analyst at OSAM since June 2010.

Small Companies Fund	KCM	Donald M. Cobin, CFA	2007	Donald Cobin, CFA, is the President and Chief Executive Officer responsible for directing the business affairs of the firm and serves as Chairman of the Board of Directors. In addition, Donald Cobin serves as the Co-Portfolio Manager for the Small Cap Core strategy. Donald Cobin began his investment career in 1993 and served as Director of Research at Delaware Investments and prior to that as an investment analyst at Conseco and WR Huff. From 2002 until 2007, He was a senior investment professional at Matador Capital Management. Donald Cobin joined KCM in February 2007 as an analyst and later became Portfolio Manager in November 2007. Donald Cobin earned a B.A. from Emory University and his M.B.A. from The Wharton School of the University of Pennsylvania.

Small Companies Fund	KCM	Timothy P. Hasara	2007	Timothy Hasara, is the Portfolio Manager for the Micro Cap Tax Efficient , the Micro Cap and the SMID Opportunistic Yield strategies. Timothy Hasara began his investment career in 1994 and prior to joining Kennedy Capital, he was an Information Systems Manager for the office of the Illinois Secretary of State. Tim joined KCM in 1994 as an analyst and was promoted to Portfolio Manager in 1995. He received a B.B.A. in Marketing from the University of Notre Dame and an M.S. in Management from Johns Hopkins University. Tim has also passed the Uniform Investment Adviser Law examination.

42

Fund	Subadviser	Portfolio Manager	Since	Past 5 years’ business experience

Small Companies Fund	KCM	Christian McDonald, CFA	2018	Christian McDonald, CFA, is the Portfolio Manager for the ESG SMID Cap strategy. Christian McDonald also serves as the Co-Portfolio Manager for the Small Cap Core Strategy and the Assistant Portfolio Manager for the Micro Cap Tax Efficient and the Micro Cap strategies. In addition, Chris serves as a Research Analyst at KCM, primarily responsible for selecting and monitoring securities within the industrials sector of KCM’s universe. Christian McDonald joined KCM in November 2005. Prior to joining KCM, Chris spent six years in various finance functions at The Boeing Company. Christian McDonald graduated summa cum laude with a B.S. in Finance and Operations Management from Washington University in St. Louis and earned an M.B.A. from the UCLA Anderson School of Business.

Small Companies Fund	Cooke & Bieler	Michael M. Meyer, CFA	2017	Michael Meyer, CFA, is a Partner and Analyst/Portfolio Manager. Michael Meyer earned his undergraduate degree in Economics from Davidson College, graduating with distinction. In 1993, following four years at Sterling Capital Management as an equity analyst and head equity trader, Michael Meyer earned his M.B.A. in Finance from the Wharton School of Business and joined Cooke & Bieler

Small Companies Fund	Cooke & Bieler	Edward W. O’Connor, CFA	2017	Edward O’Connor, CFA, is a Partner and Analyst/Portfolio Manager. Edward O’Connor graduated with honors in Economics and Philosophy from Colgate University. He served as a U.S. diplomat in Cuba and Guatemala prior to receiving his M.B.A. with concentrations in Finance and International Business in 1999 from the University of Chicago. He then joined Cambiar Investors where he worked as an equity analyst and portfolio manager until 2001. Edward O’Connor joined Cooke & Bieler in 2002.

Small Companies Fund	Cooke & Bieler	R. James O’Neil, CFA	2017	R. James O’Neil, CFA, is a Partner and Analyst/Portfolio Manager. R. James O’Neil received his undergraduate degree in Economics from Colby College, graduating with distinction. He was an Investment Officer in the Capital Markets Department at Mellon Bank for three years before entering Harvard Business School to earn his M.B.A. R. James O’Neil joined Cooke & Bieler in 1988.

Small Companies Fund	Cooke & Bieler	Mehul Trivedi, CFA	2017	Mehul Trivedi, CFA, is a Partner and Analyst/Portfolio Manager. Mehul Trivedi graduated magna cum laude with dual degrees in both Economics (with concentrations in Finance and Statistics) and International Relations from the University of Pennsylvania. After working as a fixed-income analyst at Blackrock Financial Management and then as a product manager at PNC Asset Management, Mehul Trivedi earned his M.B.A. from the Wharton School of Business, joining Cooke & Bieler in 1998.

Small Companies Fund	Cooke & Bieler	William Weber, CFA	2017	William Weber, CFA, is a Partner and Analyst/Portfolio Manager. William . Weber graduated magna cum laude from Villanova University in 2002 with dual degrees in Finance and English. He then worked at Cooke & Bieler for six years in various roles including marketing, operations and research support, before earning his M.B.A. with honors from the University of Chicago Booth School of Business in 2010. While at Booth, William Weber interned at T. Rowe Price Associates as an equity research analyst. William Weber returned to Cooke & Bieler in 2010.

43

Fund	Subadviser	Portfolio Manager	Since	Past 5 years’ business experience

Small Companies Fund	Pzena	John J. Flynn	2017	John J. Flynn, Principal and Portfolio Manager. John J . Flynn is a co-portfolio manager for the U.S. Mid Cap and Large Cap strategies, along with the Focused Value and Small Cap Focused Value services. John J . Flynn became a member of the firm in 2005. Prior to joining Pzena, Mr. Flynn was an associate at Weston Presidio, a middle-market private equity investment firm. John J . Flynn earned a B.A. in Music from Yale University and an M.B.A. with distinction from the Harvard Business School.

Small Companies Fund	Pzena	Evan D. Fox, CFA	2017	Evan D. Fox, CFA, Principal and Portfolio Manager. Evan Fox is a co-portfolio manager for the Small Cap Focused Value service. Evan Fox became a member of the firm in 2007. Prior to joining Pzena, Evan Fox was a teaching assistant for the Wharton School Finance Department, a summer analyst at Lazard, and a summer researcher at Lucent Technologies. Evan Fox earned a B.S. summa cum laude in Economics from the Wharton School of the University of Pennsylvania and a B.A.S. from the University of Pennsylvania School of Engineering and Applied Science. Evan Fox holds the Chartered Financial Analyst designation.

Small Companies Fund	Pzena	Benjamin S. Silver, CFA, CPA	2017	Benjamin S. Silver, CFA, CPA, Principal and Portfolio Manager. Benjamin S. Silver serves as co-portfolio manager for the U.S. Mid Cap, Large Cap, and Global strategies, along with the Focused Value and Small Cap Focused Value services. Benjamin S. Silver became a member of the firm in 2001. Prior to joining Pzena, Benjamin S. Silver was a research analyst at Levitas & Company, a value-based equity hedge fund, and a manager for Ernst & Young LLP in their Financial Services Group. Benjamin S. Silver earned a B.S. magna cum laude in Accounting from Sy Syms School of Business at Yeshiva University. Benjamin S. Silver is a Certified Public Accountant and holds the Chartered Financial Analyst designation.

Tax-Exempt Bond Fund	Sit	Paul J. Jungquist, CFA , CPA	1999	Senior Vice President of Sit Fixed Income since August 2016, and Vice President of Sit Fixed Income since 1997.

Tax-Exempt Bond Fund	Sit	Todd S. Emerson, CFA	2019	Vice President of Sit Fixed Income since 2014, and Research Analyst with Sit Fixed Income since 2006.

Tax-Exempt Bond Fund	Sit	Kevin P. O’Brien, CFA	2019	Vice President of Sit Fixed Income since 2018, and Municipal Bond Trader and Research Analyst with Sit Fixed Income since 2008.

Tax-Exempt Bond Fund	Sit	Kurt van Kuller, CFA	2019

Vice President and Portfolio Manager of Sit Fixed Income since 2018. Prior to joining Sit, he served as Managing Director of credit and public finance at MUFG Union Bank in Los Angeles, CA from 2010 through 2018.

44

Fund	Subadviser	Portfolio Manager	Since	Past 5 years’ business experience

International Fund	Parametric	James Reber	2010	James Reber, Managing Director – Portfolio Management, is responsible for portfolio management of Parametric’s Private Client Direct Group — primarily serving Parametric’s wealth management and family office client base. The Private Client Direct Group manages US, non- US and global Custom Core® portfolios. Prior to joining Parametric in 2004, James was a Senior Associate with Standard and Poor’s Corporate Value Consulting Group providing financial valuation services to IT and technology industries. He earned an M.B.A. from the University of Washington and a B.S. in chemical engineering from Michigan State University .

International Fund	Parametric	Thomas Seto	2010	Thomas Seto, Head of Investment Management, is responsible for all portfolio management and trading related to our equity strategies and is a member of the Enterprise Management Committee. Prior to joining Parametric in 1998, Thomas served as the Head of US Equity Index Investments at Barclays Global Investors. He earned an M.B.A. in finance from the University of Chicago Booth School of Business, and a B.S. in electrical engineering from the University of Washington.

International Fund	Parametric	Xiaozhen Li, CFA	2017	Xiaozhen Li, Director, Custom Core Portfolio Management, is supervisor for Parametric’s Private Client Direct Group that manages US, developed non- US, and global Custom Core® portfolios, primarily serving Parametric’s wealth management, family office , and institutional client base. She has been with the company since 2000. She earned a Ph.D. in economics and an M.S. in physics from the University of Washington.

International Fund	Artisan Partners	N. David Samra	2009	David Samra is a Managing Director of Artisan Partners. He joined Artisan Partners in May 2002. David Samra holds a B.S. degree from Bentley College and an M.B.A. from Columbia Business School.

International Fund	Artisan Partners	Ian P. McGonigle, CFA	2018	Ian P . McGonigle joined Artisan Partners in June 2009 as an analyst. Prior to becoming a co-portfolio manager in October 2018, Ian P . McGonigle had served as an associate portfolio manager since November 2015. Ian P . McGonigle holds a bachelor’s degree in Business from Franklin & Marshall College.

International Fund	Artisan Partners	Joseph Vari	2018	Joseph Vari joined Artisan Partners in August 2012 as an analyst. Prior to becoming a co-portfolio manager in October 2018, Joseph Vari had served as an associate portfolio manager since January 2017. Joseph Vari holds a bachelor’s degree in history from Loyola University, a master’s degree in anthropology from Columbia University Graduate School of Arts and Sciences and a master’s degree in international affairs, international finance and banking from Columbia University School of International and Public Affairs.

International Fund	WCM	Kurt Winrich	2012	Chairman of WCM and Portfolio Manager. He joined WCM in 1984.

International Fund	WCM	Paul Black	2012	President of WCM and Portfolio Manager. He joined WCM in 1989.

International Fund	WCM	Peter Hunkel	2012	Portfolio Manager and Business Analyst at WCM. He joined WCM in 2007.

45

Fund	Subadviser	Portfolio Manager	Since	Past 5 years’ business experience

International Fund	WCM	Mike Trigg	2012	Portfolio Manager and Business Analyst at WCM. He joined WCM in 2006.

International Fund	WCM	Sanjay Ayer, CFA	2019	Portfolio Manager and Business Analyst at WCM. He joined WCM in 2007.

International Fund	WCM	Greg Ise, CFA	2019	Portfolio Manager and Business Analyst at WCM. He joined WCM in 2014. Prior to joining WCM, Greg Ise was a Senior International Research Analyst at Rainier Investment Management.

International Fund	LSV	Josef Lakonishok	2019	Josef Lakonishok has served as Chief Executive Officer, Chief Investment Officer, partner and portfolio manager of LSV since its founding in 1994.

International Fund	LSV	Menno Vermeulen, CFA	2019	Menno Vermeulen, CFA, has served as a portfolio manager for LSV since 1995 and a partner since 1998.

International Fund	LSV	Puneet Mansharamani, CFA	2019	Punnet Mansharamani, CFA, has served as a partner and portfolio manager of LSV since 2006.

International Fund	LSV	Greg Sleight	2019	Greg Sleight, has served as a quantitative analyst of LSV since 2006, a partner since 2012 and portfolio manager since 2014.

International Fund	LSV	Guy Lakonishok, CFA	2019	Guy Lakonishok, CFA, has served as a quantitative analyst of LSV since 2009, a partner since 2013 and portfolio manager since 2014.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds.

Buying Shares

Investment Minimums

Initial and subsequent investments in any Fund must be at least $1,000. The minimum investment requirement is waived for the ReFlow Liquidity Program.

Buying Shares by Mail

Initial Purchases

●	For initial purchases of any Fund’s shares, complete the Purchase Order and Account Application and send it with your check to The Northern Trust Company, the Funds’ transfer agent. If you need additional copies, call (855) 684-9144.
●	Send a completed purchase application together with a check for the amount of the investment to:

Clearwater Investment Trust Funds
(specify fund)
c/o The Northern Trust Company
P.O. Box 4766
Chicago, IL 60680-4766

●	Checks drawn on foreign banks must be payable in U.S. dollars and have the routing number of the U.S. bank encoded on the check.

46

Subsequent Purchases

●	Send a check for the amount of the subsequent purchase by mail directly to the transfer agent at the address above.
●	Be sure to include your Fund and account number on checks for subsequent investments.

Exchanging and Redeeming Shares

Exchange Privilege

Contact The Northern Trust Company, the Funds’ transfer agent, to exchange into other Clearwater Funds. An exchange of shares from one Fund to another is a taxable transaction.

●	You may exchange shares only for shares of another Clearwater Fund.

●	You must meet the minimum investment amount for each Fund unless you are exchanging into a Fund you already own.

●	Your Fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.

To learn more about the exchange privilege, contact The Northern Trust Company or consult the SAI.

Exchanging and Redeeming Shares by Phone

You may exchange or redeem shares by telephone. Redemption proceeds can be sent by check to your address of record. You may be asked to provide proper identification information. Telephone exchange and redemption requests may be made by calling the transfer agent at (855) 684-9144 between 8:00 a.m. and 6:00 p.m. Eastern Time on any business day; provided that orders received will be processed at the net asset value per share next determined after receipt of your request in good order. If telephone exchanges or redemptions are not available for any reason, you may use the Fund’s exchange or redemption by mail procedure described elsewhere in this prospectus.

Redemptions by Mail

You may redeem some or all of your shares by sending a written request to:

Clearwater Investment Trust
(specify fund)
P.O. Box 4766
Chicago, IL 60680-4766

The written request for redemption must be in good order. A request in good order means that you have provided the following information. Your request will not be processed without this information.

●	Name of the Fund
●	Account number
●	Dollar amount or number of shares being redeemed
●	Signature of each owner exactly as account is registered

Other documentation required by The Northern Trust Company may include, if applicable, endorsed share certificates.

Redemptions in Kind

Although the Funds generally expect to redeem shares in cash, each Fund may, in its discretion, effect redemptions in kind (i.e., pay redemption proceeds consisting of portfolio securities or other non-cash assets), subject to compliance with applicable regulations. The securities will be chosen by the Fund and valued using the same procedures as used in calculating the Fund’s net asset value.

Redemption Payments

In all cases, your redemption price is the net asset value per share next determined after your request is received in good order. The Funds typically expect to pay redemption proceeds as follows: for proceeds by wire or through an intermediary, the Funds expect to settle and transfer the proceeds to the intermediary or a shareholder’s account on the next business day following the receipt of a redemption request that is in proper form; however, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears. The Funds nevertheless reserve the right to pay redemption proceeds within up to seven days, as permitted by law.

47

Under normal market conditions, the Funds generally expect to meet redemption requests by using holdings of cash or cash equivalents. The Funds maintain cash reserves and CMC may arrange for the subadvisers to increase or decrease cash reserves in anticipation of redemption activity. The Funds may also utilize the ReFlow Liquidity Program, which is designed to provide an alternative liquidity source when a Fund experiences net redemptions of its shares. Under stressed market conditions, the Funds may be forced to sell securities in order to meet redemption requests, which may result in a Fund selling such securities at an inopportune time and/or for a price lower than the Fund would expect to receive under normal market conditions. While the Funds do not generally use redemptions in kind, the Funds reserve the right to use redemptions in kind to manage the impact of large redemptions and in the case of certain shareholders. See “Redemptions in Kind” and “ReFlow Liquidity Program” above for additional information.

Frequent Purchases and Redemption of Fund Shares

Risks that Frequent Purchases and Redemptions May Present for Long-Term Shareholders

It is the position of the Funds that frequent purchases and redemptions (sometimes referred to as “round trips” or “market timing”), including exchanges, by certain shareholders may create additional risk for serious Fund investors. These risks include the potential dilution in value of Fund shares, interference with the efficient implementation of a Fund’s investment strategy, increased brokerage and other trading costs, and increased administration costs. The Funds discourage frequent purchases and redemptions and encourage long-term investing.

Policies and Procedures with Respect to Frequent Purchases and Redemptions

The Funds’ Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. The Funds’ Board of Trustees discourages frequent purchases and redemption of Fund shares by Fund shareholders.

The Trust administers these market timing policies and procedures and considers suspicious behavior under such policies and procedures to be suspicious under its anti-money laundering policy. In administering these policies and procedures, the Funds do not discriminate regarding the method by which a share transaction is delivered to its transfer agent. To the extent possible, the Trust enforces these policies and procedures equally regardless of whether share transactions occur directly, through broker-dealers or other omnibus accounts. Pursuant to the Funds’ policies and procedures, the Funds seek to detect and prevent frequent purchases and redemptions (including exchanges) primarily through the monitoring of share transactions. Generally, purchases and redemptions within five days of each other are deemed to be suspicious. Round trip transactions over a period greater than five days are not necessarily deemed to be innocent. The Funds do not specifically limit the number of round trips a shareholder may make in any given year, but do consider an excessive number of round trips to be detrimental to serious investors. The Funds specifically reserve the right to reject any purchase request for any reason and to suspend or terminate shareholders’ exchange privileges if they engage in an excessive pattern of exchanges. In addition, as discussed below under “Other Things to Know About Share Transactions - Share Price,” the Funds use fair value pricing to, among other things, reflect changes in value of a security if the investment manager determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the Fund calculates its net asset value. Fair value pricing results in an estimated price and may reduce the possibility that short-term traders could take advantage of potentially “stale” prices of portfolio holdings. However, it cannot eliminate the possibility of short-term trading and excessive exchange activities.

Where a shareholder can clearly demonstrate that a suspicious trade was in fact due to an innocent mistake, such as the innocent failure to anticipate a cash need, such mistake will not result in the termination of purchase or exchange privileges. However, these privileges will be terminated should the pattern of mistakes be such as to either appear suspicious regardless of explanation or have the potential to create the types of risks described above.

While the Funds use reasonable efforts to detect frequent trading activity, there can be no assurance that such efforts will be successful or that market timers will not employ tactics designed to evade detection. If unsuccessful, your return from an investment in a Fund may be adversely affected.

48

Other Things to Know About Share Transactions

Each Fund has the right to:

●	Suspend the offering of shares

●	Waive or change minimum and additional investment amounts

●	Reject any purchase or exchange order

●	Change, revoke or suspend the exchange privilege

●	Suspend telephone transactions

●	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the Commission

●	Pay redemption proceeds consisting of portfolio securities or non-cash assets for redemptions of greater than $1 million

Small Account Balances

If your account falls below $1,000 because of redemption of Fund shares, the Fund may ask you to bring your account up to the minimum requirement. If your account is still below $1,000 after 30 days, the Fund may close your account and send you the redemption proceeds. The minimum account size requirement is waived for the ReFlow Liquidity Program.

Share Price

You may buy, exchange, or redeem shares at the net asset value per share next determined after receipt of your request in good order. Each Fund’s net asset value per share is the value of its assets minus its liabilities divided by the total shares outstanding. Each Fund calculates its net asset value when regular trading closes on the NYSE (normally 4:00 p.m., Eastern Time) if such calculation is then required to properly process a purchase order, redemption request or exchange request for shares of the Fund. The NYSE is closed on weekends and certain holidays listed in the SAI.

The Funds generally value their portfolio securities based on market prices or quotations. When closing market prices or market quotations are not available or are considered by the investment manager to be unreliable for a security, the Fund values the security at its fair value. All methods of determining the value of a security used by the Fund on a basis other than market value are forms of fair value. All fair valuations of securities are made pursuant to procedures adopted and regularly reviewed for accuracy by the Board of Trustees. The use of fair value pricing by a Fund may cause the net asset value of its shares to differ from the net asset value that would be calculated only using market prices. The use of fair valuation involves the risk that the values used by a Fund to price its investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments. For market prices and quotations, as well as for some fair value methods, the Funds rely upon securities prices provided by pricing services.

The Funds use the fair value of a security, including a non-U.S. security, when the investment manager determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the Fund calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by a Fund, developments relating to specific events, the securities markets or the specific issuer may occur between the time the primary market closes and the time the Fund determines its net asset value. This may occur particularly with respect to certain foreign securities held by the International Fund, in which case the Fund may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the value of those securities as of the time the Fund’s net asset value is calculated. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by a Fund could change on a day you cannot buy or sell shares of the Fund.

The Funds may use a pricing matrix to determine the value of fixed income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. To the extent that a Fund invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by those investment companies.

49

In order to buy, redeem or exchange shares at that day’s price, you must place your order with the transfer agent before the NYSE closes. If the NYSE closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day’s price.

You may have difficulty contacting the Funds by telephone during times of market volatility or disruption in telephone service. On NYSE holidays or on days when the exchange closes early, the telephone center will adjust its hours accordingly. If you are unable to reach the Funds by telephone, you should communicate with the Funds in writing.

Household Delivery of Fund Documents

With your consent, the transfer agent of the Clearwater Investment Trust may send a single prospectus and shareholder report to your residence for you and any other member of your household who has an account with any of the Funds. If you wish to revoke your consent to this practice, you may do so by notifying the transfer agent by telephone or in writing. The transfer agent will begin providing or sending separate prospectuses and shareholder reports to you within 30 days after receiving your notice.

Dividends, Distributions and Taxes

The Funds normally pay dividends and distribute capital gain, if any, as follows:

Dividends, Distributions and Taxes

Annual distributions of income and capital gain are made at the end of the year in which the income or gain is realized, or the beginning of the next year.

The Core Equity Fund expects to make annual distributions primarily from dividends as well as some capital gain, the International Fund expects to make annual distributions primarily from dividends, and the Small Companies Fund expects to make annual distributions primarily from capital gain. The Funds may pay additional distributions and dividends at other times if necessary to avoid a federal income or excise tax.

The Tax-Exempt Bond Fund declares any dividends from net investment income daily and pays the dividends monthly. The Tax-Exempt Bond Fund intends to meet certain federal income tax requirements so that distributions of tax-exempt interest income will be treated as “exempt-interest dividends.” These dividends are not subject to regular federal income tax. The Tax-Exempt Bond Fund may invest up to 20% of its assets in municipal securities that generate interest income subject to the alternative minimum tax for individuals. The Tax-Exempt Bond Fund expects that its distributions will consist primarily of exempt-interest dividends. The Tax-Exempt Bond Fund’s exempt-interest dividends may be subject to state and local taxes. Any capital gains or income dividends, other than exempt-interest dividends, distributed by the Tax-Exempt Bond Fund will be taxable.

Capital gain distributions and dividends are reinvested in additional Fund shares. Alternatively, you can instruct the transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is made.

In general, redeeming and exchanging shares and receiving distributions other than exempt-interest dividends (whether in cash or additional shares) are all taxable events.

Transaction	U.S. Federal Income Tax Status

Redemption or exchange of shares	Usually capital gain or loss in an amount equal to the difference between the net amount of the redemption proceeds (or in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares you redeem or exchange; long-term only if shares owned more than one year

Long-term capital gain distributions	Long-term capital gain

Short-term capital gain distributions	Ordinary income

Taxable income dividends	Ordinary income or “qualified dividend income”

Exempt-interest dividends (Tax-Exempt Bond Fund only)	Exempt from regular U.S. federal income tax; may in some cases increase liability for alternative minimum tax

50

The Funds (or their administrative agents) are required to report to the IRS and furnish to shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, FIFO (“first-in, first-out”) or some other specific identification method. Unless you instruct otherwise, the Funds will use average cost as their default cost basis method, and will treat sales as first coming from shares purchased prior to January 1, 2012. The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption. Shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation. Shareholders that hold their shares through a financial intermediary should contact such financial intermediary with respect to reporting of cost basis and available elections for their accounts.

If the Core Equity Fund, the Small Companies Fund, or the International Fund reports a dividend as “qualified dividend income” and certain other conditions are met by the Fund and the shareholder, including holding period requirements, such dividends are taxable to individual shareholders at a maximum U.S. federal income tax rate of either 15% or 20% (depending on whether the individual’s income exceeds certain threshold amounts). The Tax-Exempt Bond Fund does not expect to pay any dividends that are “qualified dividend income.”

Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when a Fund is about to declare a capital gain distribution or a taxable dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.

Under current provisions of the Code, the maximum individual rate applicable to long-term capital gains is 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Fund distributions to noncorporate shareholders attributable to dividends received by the Funds from U.S. and certain qualified foreign corporations will generally be taxed at the preferential rates described above, as long as certain other requirements are met. For these lower rates to apply, the noncorporate shareholder must own the relevant Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date. The amount of a Fund’s distributions that would otherwise qualify for this favorable tax treatment will be reduced as a result of a Fund’s securities lending activities or high portfolio turnover rate.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceed certain threshold amounts.

After the end of each year, the Funds will provide you with information about the distributions and dividends that you received and any redemption of shares during the previous year. If you do not provide a Fund with your correct taxpayer identification number and any required certifications or if a Fund is otherwise legally required to do so, you may be subject to back-up withholding of 24% on your distributions, dividends and redemption proceeds. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in a Fund.

The International Fund may be subject to withholding or other taxes imposed by foreign countries. If the International Fund has more than 50% of its total assets invested in securities of foreign corporations at the end of its taxable year, it may make an election to treat a proportionate amount of eligible foreign taxes as constituting a taxable distribution to each shareholder, which would, subject to certain limitations, generally allow the shareholder to either: (i) credit that proportional amount of taxes against U.S. federal income tax liability as a foreign tax credit; or (ii) take that amount as an itemized deduction. If the International Fund makes this election, you will be notified and provided with sufficient information to calculate the amount you may deduct as foreign taxes paid or your foreign tax credit.

Shareholders other than U.S. persons may be subject to different U.S. federal income tax treatment, including withholding tax at the rate of 30% (or lower applicable treaty rate) on amounts treated as ordinary dividends from a Fund.

51

Financial Highlights

The financial highlights tables are intended to help you understand the performance of each Fund for the periods shown. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a Fund share assuming reinvestment of all dividends and distributions. The information in the following tables formed part of the financial statements audited by [ ], independent registered public accounting firm, whose report, along with the Funds’ December 31, 2019 financial statements, are included in the annual report (available upon request).

[ Financial Highlights to be provided in subsequent amendment]

52

Privacy Notice

Clearwater Management Co., Inc. and Clearwater Investment Trust (collectively referred to as “Clearwater”) are committed to protecting the privacy and security of the nonpublic personal information that you provide to us. Clearwater has adopted policies and procedures we believe are reasonably designed to protect the nonpublic personal information of our fund shareholders. You trust us with your personal and financial information and we will honor that trust by handling your information carefully and using it only in your best interests. Because your personal and financial data is your private information, we hold ourselves to the highest standards in its safekeeping and use.

This notice will help you understand the types of information we collect and maintain, how that information is used and the safeguards in place to protect it.

Information We Collect and Maintain

We collect personally identifiable financial information from you when you open an account or conduct transactions in a Clearwater account. We collect this information from your account application, your transaction forms and information about your transactions, which we obtain while servicing your account. Examples of personally identifiable information that we may collect include:

●	Name and address
●	Social Security or taxpayer identification number
●	Account balance
●	Investment activity and history

What We Do With Your Personal Information

We do not disclose any nonpublic personal information about current or former fund shareholders or their accounts to third parties except when needed to complete your transactions, as permitted by law or as directed by you.

For example:

●	In order to open an account or execute transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals or groups that are not affiliated with Clearwater, such as another financial institution if you were to transfer assets between Clearwater and that institution.

●	Where permitted by law, we may disclose your nonpublic personal information to service providers, including nonaffiliated companies, to perform services on behalf of Clearwater (such as Fiduciary Counselling, Inc., a subadviser to the Clearwater Funds).

In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. We also require these third parties to treat your private information with the same high degree of confidentiality that we do.

We will release information about you only if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example, to prevent fraud or to comply with the anti-money laundering provisions of the USA PATRIOT Act).

How We Safeguard Your Personal Information

Clearwater maintains strict physical, electronic and procedural safeguards to protect the confidentiality, integrity and security of your nonpublic personal information. These safeguards include procedures regarding physical security, data security, and records retention.

We restrict access to information about you to those Clearwater employees who need to know the information in order to provide services to you. We have also implemented measures to protect your information from unauthorized access to or use of the information in connection with its disposal.

When information is required or directed to be shared with nonaffiliated third parties as necessary to conduct authorized activities on your behalf, Clearwater requires such third parties to adhere to strict privacy standards.

We Will Keep You Informed

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, but be assured that if we do change our policy, we will tell you promptly.

53

If you have any questions or concerns regarding this policy, please contact us.

Clearwater Investment Trust

EXECUTIVE OFFICERS

Justin H. Weyerhaeuser, President and Treasurer

Karen P. Rau , Secretary

INVESTMENT MANAGER

Clearwater Management Co., Inc.

2000 Wells Fargo Place

30 East 7th Street

St. Paul, MN 55101-4930

CUSTODIAN FOR THE FUNDS

The Northern Trust Company

50 South LaSalle Street

Chicago, IL 60603

COUNSEL FOR THE FUNDS

Dechert LLP

One International Place

40th Floor

100 Oliver Street

Boston, MA 02110-2605

INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

[ ]
[ ]
[ ]
[ ]

ADMINISTRATOR AND ACCOUNTING

SERVICES AGENT FOR THE FUNDS

The Northern Trust Company
50 South LaSalle Street
Chicago, IL 60603

TRANSFER AGENT FOR THE FUNDS

The Northern Trust Company

50 South LaSalle Street

Chicago, IL 60603

TRUSTEES

Sara G. Dent

James E. Johnson

Charles W. Rasmussen

Laura E. Rasmussen

Lindsay R. Schack

E. Rodman Titcomb, Jr.

David M Weyerhaeuser

Justin H. Weyerhaeuser

CLEARWATER CORE EQUITY FUND

SUBADVISERS

Parametric Portfolio Associates LLC

800 Fifth Avenue, Suite 2800

Seattle, WA 98104

AQR Capital Management, LLC

Two Greenwich Plaza

Greenwich, CT 06830

O’Shaughnessy Asset Management, LLC

6 Suburban Avenue

Stamford, CT 06901

Fiduciary Counselling, Inc.

30 East 7th Street, Suite 2000

St. Paul, Minnesota 55101-4930

CLEARWATER SMALL COMPANIES FUND

SUBADVISERS

Kennedy Capital Management, Inc.

10829 Olive Boulevard

St. Louis, MO 63141-7739

Cooke & Bieler, L.P.
1700 Market Street, Suite 3222
Philadelphia, PA 19103

Pzena Investment Management LLC

320 Park Avenue, 8th Floor

New York, NY 10022

Fiduciary Counselling, Inc.
30 East 7th Street, Suite 2000

St. Paul, Minnesota 55101-4930

CLEARWATER TAX-EXEMPT

BOND FUND SUBADVISERS

Sit Fixed Income Advisors II, LLC

3300 IDS Center

80 South Eighth Street

Minneapolis, MN 55402-4130

Fiduciary Counselling, Inc.

30 East 7th Street, Suite 2000

St. Paul, Minnesota 55101-4930

54

CLEARWATER INTERNATIONAL FUND
SUBADVISERS

Parametric Portfolio Associates LLC

800 Fifth Avenue, Suite 2800

Seattle, WA 98104

Artisan Partners Limited Partnership

875 East Wisconsin Avenue, Suite 800

Milwaukee, WI 53202

WCM Investment Management, LLC

281 Brooks Street

Laguna Beach, CA 92651-2974

LSV Asset Management

155 North Wacker Drive, Suite 4600

Chicago, IL 60606

Fiduciary Counselling, Inc.

30 East 7th Street, Suite 2000

St. Paul, Minnesota 55101-4930

 If someone makes a statement about the Funds that is not in this prospectus, you should not rely upon that information. The Funds are not offering to sell shares of the Funds to any person to whom the Funds may not lawfully sell their shares.

55

Clearwater Investment Trust

Clearwater Core Equity Fund - Ticker Symbol: QWVPX

Clearwater Small Companies Fund - Ticker Symbol: QWVOX

Clearwater Tax-Exempt Bond Fund - Ticker Symbol: QWVQX

Clearwater International Fund - Ticker Symbol: QCVAX

Additional Information About the Funds

Shareholder Reports.

Annual and semiannual reports to shareholders provide additional information about the Funds’ investments. These reports discuss the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

Statement of Additional Information.

The SAI provides more detailed information about each Fund. It is incorporated by reference into (and is legally a part of) this combined prospectus.

How to Obtain Additional Information.

You can make inquiries about the Funds or obtain shareholder reports or the SAI (without charge) by contacting the transfer agent, by calling (855) 684-9144 or writing the Funds at P.O. Box 4766, Chicago, IL 60680-4766. The Funds do not have an internet web site.

You can also review and copy the Funds’ shareholder reports, prospectus and SAI, upon payment of a duplicating fee, by sending an electronic request to publicinfo@sec.gov. You can get the same reports and information free from the Commission’s EDGAR Database on its internet web site at http://www.sec.gov.

56

[   ], 2020

CLEARWATER INVESTMENT TRUST

Clearwater Core Equity Fund - Ticker Symbol: QWVPX

Clearwater Small Companies Fund - Ticker Symbol: QWVOX

Clearwater Tax-Exempt Bond Fund - Ticker Symbol: QWVQX

Clearwater International Fund - Ticker Symbol: QCVAX

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with the prospectus dated [   ], 2020 (the “Prospectus”) of Clearwater Core Equity Fund (“Core Equity Fund”), Clearwater Small Companies Fund (“Small Companies Fund”), Clearwater Tax-Exempt Bond Fund (“Tax-Exempt Bond Fund”), and Clearwater International Fund (“International Fund”). A copy of the Prospectus can be obtained free of charge by calling The Northern Trust Company at 1-855-684-9144 or by written request to The Northern Trust Company at P.O. Box 4766, Chicago, IL 60680-4766 (Attention: Clearwater Investment Trust). The most recent annual report to shareholders accompanies this SAI and is incorporated herein.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A
PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR
ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

INVESTMENT OBJECTIVES AND POLICIES

General. Core Equity Fund, International Fund, Small Companies Fund and Tax-Exempt Bond Fund (each, a “Fund” and collectively, the “Funds” or the “Clearwater Funds”) are each separate, diversified investment portfolios of Clearwater Investment Trust (the “Trust”), an open-end, management investment company organized as a Massachusetts business trust on January 12, 1987, under the laws of the Commonwealth of Massachusetts. The combined prospectus of Core Equity Fund, International Fund, Small Companies Fund and Tax-Exempt Bond Fund, dated [ ], 2020 , identifies the investment objectives and principal investment policies of the Funds. Each Fund’s investment objective is classified as non-fundamental and may be changed by the Board of Trustees of the Trust (“Board of Trustees”) without shareholder approval.

Under normal market conditions, Core Equity Fund will invest approximately 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of U.S. companies. The Core Equity Fund may invest in certain short-term fixed income securities such as cash equivalents, although cash and cash equivalents are normally expected to represent less than 5% of the Core Equity Fund’s total assets. Under normal market conditions, Small Companies Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small companies. The Fund defines “small companies” as issuers with market capitalizations no greater than that of the largest capitalization company included in the Russell 2000® Index at the time of purchase. As of December 31, 2019 , the largest capitalization company included in the Russell 2000® Index had a capitalization of $ 8.273 billion. Under normal market conditions, Tax-Exempt Bond Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in tax-exempt bonds, which are debt obligations issued by or for the U.S. states, territories and possessions and the District of Columbia. Under normal market conditions, International Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies organized or located outside the United States and doing a substantial amount of business outside the United States. The International Fund may invest in certain short-term fixed income securities such as cash equivalents, although cash and cash equivalents are normally expected to represent less than 5% of the International Fund’s total assets.

Other policies of the Funds are set forth below.

EQUITY SECURITIES

Each of Core Equity Fund’s, International Fund’s and Small Companies Fund’s portfolio of equity securities may consist of common and preferred stocks that trade on one of the numerous organized and regulated securities exchanges worldwide and either have the potential for capital appreciation or pay dividends or both, as well as securities convertible into such common or preferred stocks. Tax-Exempt Bond Fund’s investment in equity securities will be limited to other open-end and closed-end tax-exempt investment companies, or equity securities received in the course of a “work-out” situation subsequent to a bankruptcy.

Common Stocks. Each of Core Equity Fund, International Fund and Small Companies Fund invests primarily in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Preferred Securities and Convertible Securities. Each of Core Equity Fund, International Fund and Small Companies Fund may invest in convertible debt and preferred stock. Convertible debt securities and preferred stock entitle the holder to acquire the issuer’s stock by exchange or purchase at a predetermined rate. Convertible securities are subject both to the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities.

Warrants and Rights. Each of Core Equity Fund, International Fund and Small Companies Fund may invest in warrants and rights. Warrants are instruments giving holders the right, but not the obligation, to buy equity or fixed income securities of a company at a given price during a specified period. Rights are similar to warrants but normally have a short life span to expiration. Warrants and rights are subject to the same market risks as stocks, but may be more volatile in price. The purchase of rights or warrants involves the risk that a Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the right’s or warrant’s expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

Buying a right or warrant does not make the Fund a shareholder of the underlying stock. The right or warrant holder has no voting or dividend rights with respect to the underlying stock. A right or warrant does not carry any right to assets of the issuer, and for this reason such investments may be more speculative than other equity-based investments.

Foreign Securities. The Core Equity Fund may invest up to 20% of its total assets and the Small Companies Fund may invest up to 25% of its total assets in equity securities of foreign issuers from developed and developing countries throughout the world. Under normal market conditions, the International Fund expects to invest at least 80% of its net assets in equity securities of foreign issuers from developed and developing countries. Changes in foreign currency exchange rates will affect the value of foreign securities that are denominated in foreign currencies and investment in such securities may result in higher expenses due to costs associated with converting U.S. dollars to foreign currencies.

FIXED INCOME SECURITIES

Corporate Debt Obligations. Core Equity Fund, Small Companies Fund and International Fund each may invest in corporate debt obligations and zero coupon securities issued by financial institutions and corporations. Each of Small Companies Fund and International Fund may invest in long-term fixed income securities (with maturities exceeding ten years) and intermediate-term fixed income securities (with maturities ranging from one to ten years) and all three Funds may invest in short-term fixed income securities (with maturities of less than one year). Core Equity Fund invests in short-term fixed income securities primarily for temporary defensive purposes. Because fixed income securities tend to decrease in value when interest rates rise and increase in value when interest rates fall, each Fund’s performance may be affected by its subadviser’s ability to anticipate and respond to fluctuations in market interest rates.

In order to reduce the risk of nonpayment of principal or interest on fixed income securities, Core Equity Fund and Small Companies Fund will invest in such securities only if they are rated, at the time of investment, BBB or better by Standard & Poor’s Ratings Group (“Standard & Poor’s”) or Baa or better by Moody’s Investors Service, Inc. (“Moody’s”) or, if unrated, determined to be of equivalent quality by the subadviser (i.e., investment grade). Fixed income securities in the lowest investment grade category (i.e., BBB or Baa) may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities. Such Funds are not required to dispose of securities whose ratings drop below investment grade, but a Fund may do so if considered appropriate by its portfolio subadviser. International Fund may invest in investment grade fixed income securities as well as fixed income securities that are not investment grade (commonly referred to as “junk” bonds). See Appendix A for a description of the corporate bond ratings assigned by Moody’s and Standard & Poor’s.

Exchange-Traded Notes (“ETNs”). Core Equity Fund may invest in ETNs. ETNs are a type of unsecured, unsubordinated debt security that has characteristics similar to those of fixed-income securities and trade on a major exchange similar to shares of exchange-traded funds. Unlike other types of fixed income securities, however, the performance of ETNs is based upon that of a market index or other reference asset minus fees and expenses, no coupon payments are made and no principal protection exists. The value of an ETN may be affected by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. The Fund’s ability to sell its ETN holdings also may be limited by the availability of a secondary market and the Fund may have to sell such holdings at a discount. ETNs also incur certain expenses not incurred by their applicable index.

U.S. Government Securities. U.S. Government securities in which each Fund may invest include: (1) U.S. Treasury obligations, which differ only in their interest rates, maturities and dates of issuance and include U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years); and (2) obligations of varying maturities issued or guaranteed by agencies or instrumentalities of the U.S. Government. Although the payment when due of interest and principal on U.S. Treasury securities is backed by the full faith and credit of the United States, such guarantee does not extend to the market value of such securities and, accordingly, each Fund’s investments in such securities will cause its net asset value to fluctuate. Securities issued by the U.S. Treasury historically have presented minimal credit risk. However, events in recent years have led to a downgrade in the long-term U.S. credit rating by at least one major rating agency and have introduced greater uncertainty about the ability of the U.S. to repay its obligations. A further credit rating downgrade or a U.S. credit default could decrease the value and increase the volatility of a Fund’s investments.

MUNICIPAL OBLIGATIONS (Tax-Exempt Bond Fund only)

Tax-Exempt Bond Fund invests primarily in municipal securities. The yields on municipal securities are dependent on a variety of factors, including the general level of interest rates, the financial condition of the issuer, general conditions of the tax-exempt securities market, the size of the issue, the maturity of the obligation and the rating of the issue. Ratings are general, and not absolute, standards of quality. Consequently, securities of the same maturity, interest rate and rating may have different yields, while securities of the same maturity and interest rate with different ratings may have the same yield.

Certain types of municipal bonds known as private activity bonds are issued to obtain funding for privately operated facilities. Under current tax law, the Fund’s distribution (as an exempt-interest dividend) of interest income earned by the Fund from certain private activity bonds is an item of tax preference for a shareholder that is subject to the alternative minimum tax.

Municipal securities in which the Fund invests include securities that are issued by a state or its agencies, instrumentalities, municipalities and political subdivisions, or by territories or possessions of the United States. Tax-exempt municipal securities include municipal bonds, municipal notes, municipal commercial paper and municipal leases.

Municipal Bonds. Municipal bonds generally have maturities at the time of issuance ranging from one to thirty years, or more. Municipal bonds are issued to raise money for various public purposes. The two principal types of municipal bonds are general obligation bonds and revenue bonds. The Fund may invest in both in any proportion. General obligation bonds are secured by the full faith, credit and taxing power of the issuing municipality and not from any particular fund or revenue source. Revenue bonds are not backed by the municipality’s general taxing power but by the revenues derived from a facility or class of facilities or from the proceeds of a special excise or other specific revenue source.

Municipal Notes. Municipal notes generally mature in three months to three years.

Municipal Commercial Paper. Municipal commercial paper generally matures in one year or less.

Municipal Leases. Tax-Exempt Bond Fund may invest up to 25% of its net assets in municipal lease obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Municipal leases may take the form of a lease, an installment purchase contract or a conditional sales contract in any of the above. In determining leases in which the Fund will invest, the subadviser will carefully evaluate the outstanding credit rating of the issuer (and the probable secondary market acceptance of such credit rating). Additionally, the subadviser may require that certain municipal lease obligations be issued or backed by a letter of credit or put arrangement with an independent financial institution.

Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. The constitutions and statutes of all states contain requirements that the state or a municipality must meet to incur debt. These often include voter referendum, interest rate limits and public sale requirements. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “nonappropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis.

In addition to the “nonappropriation” risk, municipal leases have additional risk aspects because they do not have the depth of marketability associated with conventional bonds; moreover, although the obligations will be secured by the leased equipment, the disposition of the equipment in the event of non-appropriation or foreclosure might, in some cases, prove difficult. In addition, in certain instances the tax-exempt status of the obligations will not be subject to the legal opinion of a nationally recognized “bond counsel,” as is customarily required in larger issues of municipal securities.

Municipal lease obligations, except in certain circumstances, are considered illiquid by the staff of the Securities and Exchange Commission (“Commission” or “SEC”). Municipal lease obligations held by the Fund will be treated as illiquid if the Fund reasonably expects they cannot be sold in seven calendar days or less without significantly changing the market value of the investment, based on relevant considerations as set out in the Trust’s liquidity risk management program as required under Rule 22e-4 under the Investment Company Act of 1940, as amended (the “1940 Act”).

Housing Authority Bonds. Tax-Exempt Bond Fund may invest without limitation in obligations of municipal housing authorities, which include both single family and multifamily mortgage revenue bonds. Weaknesses in federal housing subsidy programs and their administration may result in a decrease of subsidies available for payment of principal and interest on multifamily housing authority bonds. Economic developments, including fluctuations in interest rates and increasing construction and operating costs, may also adversely impact revenues of housing authorities. In the case of some housing authorities, inability to obtain additional financing could also reduce revenues available to pay existing obligations. Mortgage revenue bonds are subject to extraordinary mandatory redemption at par in whole or in part from the proceeds derived from prepayments of underlying mortgage loans and also from the unused proceeds of the issue within a stated period of time.

The exclusion from gross income for U.S. federal income tax purposes of the interest on certain housing authority bonds depends on qualification under relevant provisions of the Internal Revenue Code of 1986, as amended (the “Tax Code”) and on other provisions of federal law. These provisions of federal law contain certain ongoing requirements relating to the cost and location of the residences financed with the proceeds of the single family mortgage bonds and the income levels of occupants of the housing units financed with the proceeds of the single and multifamily housing bonds. While the issuers of the bonds, and other parties, including the originators and servicers of the single family mortgages and the owners of the rental projects financed with the multifamily housing bonds, covenant to meet these ongoing requirements and generally agree to institute procedures designed to insure that these requirements are met, there can be no assurance that these ongoing requirements will be consistently met. The failure to meet these requirements could cause the interest on the bonds to become taxable, possibly retroactively from the date of issuance, thereby reducing the value of the bonds, subjecting shareholders to unanticipated tax liabilities and possibly requiring the Fund to sell the bonds at the reduced value. Furthermore, any failure to meet these ongoing requirements might not constitute an event of default under the applicable mortgage, which might otherwise permit the holder to accelerate payment of the bond or require the issuer to redeem the bond. In any event, where the mortgage is insured by the Federal Housing Administration (“FHA”), the consent of the FHA may be required before insurance proceeds would become payable to redeem the mortgage subsidy bonds.

 Industrial Development Revenue Bonds. Tax-Exempt Bond Fund may invest in industrial development revenue bonds. Industrial development revenue bonds are backed by the user of the facilities and the specific revenues of the project to be financed. The credit quality of industrial development bonds is usually directly related to the credit standing of the user of the facilities or the credit standing of a third-party guarantor or other credit enhancement participant, if any.

Zero Coupon Securities. Tax-Exempt Bond Fund may invest in zero coupon securities. Such securities are debt obligations, which do not entitle the holder to periodic interest payments prior to maturity and are issued and traded at a discount from their face amounts. The discount varies depending on the time remaining until maturity, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity of the security approaches and this accretion (adjusted for amortization) is recognized as interest income. Zero coupon securities can be sold prior to their due date in the secondary market at the then-prevailing market value which depends primarily on the time remaining to maturity, prevailing levels of interest rates and the perceived credit quality of the issuer. The market prices of zero coupon securities are more volatile than the market prices of securities of comparable quality and similar maturity that pay interest periodically and may respond to a greater degree to fluctuations in interest rates than do such non-zero coupon securities.

DERIVATIVES

To the extent the Funds intend to engage in commodity interest trading which includes trading futures, commodity options, options on futures and swaps, the Funds and their operator intend to rely on an exclusion from registration as a “commodity pool operator” pursuant to Rule 4.5 of the Commodity Futures Trading Commission (“CFTC”), which excludes certain otherwise regulated entities that meet the conditions of the exclusion and have made the appropriate notice filing with the National Futures Association from CFTC regulation. Investors should note that the CFTC has adopted certain amendments to Rule 4.5 that make qualification for the exclusion contingent on a Fund only engaging in a de minimis amount of commodity interest trading. There is no certainty that a Fund, its investment manager, and other parties will be able to rely on this exclusions in the future. If commodity pool operator registration is necessary with regard to a Fund, that Fund may incur additional costs.

As an open-end investment company registered with the SEC, each Fund is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various SEC and SEC staff interpretive positions. In accordance with these laws, rules and positions, each Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other SEC or staff-approved measures, to “cover” open positions with respect to certain kinds of derivative instruments. In the case of futures contracts that are not contractually required to cash settle, for example, each Fund must set aside liquid assets equal to such contracts’ full notional value while the positions are open. With respect to futures contracts that are contractually required to cash settle, however, each Fund is permitted to set aside liquid assets in an amount equal to each Fund’s daily marked-to-market net obligations (i.e., each Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value.

In late November 2019, the SEC published a proposed rulemaking related to the use of derivatives and certain other transactions by registered investment companies that would, if adopted, for the most part rescind the SEC’s asset segregation and coverage rules and guidance. Instead of complying with current requirements, funds would need to trade derivatives and other transactions that potentially create senior securities (except reverse repurchase agreements) subject to a value-at-risk (“VaR”) leverage limit, certain other testing requirements and requirements related to board reporting. These new requirements would apply unless a fund qualified as a “limited derivatives user,” as defined in the SEC’s proposal. Reverse repurchase agreements would continue to be subject to the current asset coverage requirements, and a fund trading reverse repurchase agreements would need to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the fund’s asset coverage ratio. Reverse repurchase agreements would not be included in the calculation of whether a fund is a limited derivatives user, but for funds subject to the VaR testing, reverse repurchase agreements and similar financing transactions would be included for purposes of such testing.

Options on Securities and Securities Indices. Core Equity Fund may write (sell) covered call and put options and purchase call and put options on any securities in which it may invest or on any securities index composed of securities in which it may invest. The Core Equity Fund’s use of derivatives may be limited as a significant portion of the Fund is managed with a strategy of minimizing tax liability and maintaining a low turnover rate.

Small Companies Fund may write (sell) covered call options in standard contracts traded on national securities exchanges or those which may be traded over-the-counter (“OTC”) and quoted in a NASDAQ market, provided that Small Companies Fund continues to own the securities covering each call until the call has been exercised or has expired, or until Small Companies Fund has purchased a closing call to offset its obligations to deliver securities pursuant to the call it has written.

Core Equity Fund, International Fund and Small Companies Fund may not write covered call options on more than 25% of the market value of any single portfolio security. In addition, none of the Funds has a present intention of writing covered call options on portfolio securities with an aggregate market value exceeding 5% of such Fund’s net assets.

Tax-Exempt Bond Fund may purchase and write (sell) exchange-traded put and call options on debt securities of an amount up to 5% of its net assets for the purpose of hedging. The Tax-Exempt Bond Fund may, from time to time, write exchange-traded covered call options on debt securities, but the Fund will not write put options on debt securities. A put option (sometimes called a standby commitment) gives the purchaser of the option, in return for a premium paid, the right to sell the underlying security at a specified price during the term of the option. The writer of the put option receives the premium and has the obligation to buy the underlying securities upon exercise at the exercise price during the option period. A call option (sometimes called a reverse standby commitment) gives the purchaser of the option, in return for a premium, the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option receives the premium and has the obligation at the exercise of the option, to deliver the underlying security against payment of the exercise price during the option period. A principal risk of standby commitments is that the writer of a commitment may default on its obligation to repurchase or deliver the securities.

Futures Contracts and Options on Futures Contracts. To hedge against changes in interest rates or securities prices and to gain exposure to the equity market, Core Equity Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. To hedge against changes in interest rates or securities prices, International Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. The Core Equity Fund and International Fund may also enter into closing purchase and sale transactions with respect to any such contracts and options. The futures contracts may be based on various securities and securities indices. The International Fund may engage in futures and the Small Companies Fund and International Fund may engage in related options transactions for hedging purposes. The Core Equity Fund may engage in futures and related options transactions for hedging purposes and to gain exposure to the equity market. These transactions involve brokerage costs and require margin deposits.

Tax-Exempt Bond Fund may invest in interest rate futures contracts, interest rate index futures contracts and may buy options on such contracts for the purpose of hedging its portfolio of fixed income securities (and not for speculative purposes) against the adverse effects of anticipated movements in interest rates.

An interest rate futures contract is an agreement to purchase or deliver an agreed amount of debt securities in the future for a stated price on a certain date. The Fund may use interest rate futures solely as a defense or hedge against anticipated interest rate changes and not for speculation. The Fund presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling debt securities with long maturities and investing in debt securities with short maturities when interest rates are expected to increase, or conversely, selling short-term debt securities and investing in long-term debt securities when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, such protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Fund, through using futures contracts.

Tax-Exempt Bond Fund may purchase and sell put and call options and options on interest rate futures contracts which are traded on a United States exchange or board of trade as a hedge against changes in interest rates, and will enter into closing transactions with respect to such options to terminate existing positions. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific financial instrument (debt security) at a specified price, date, time and place. An option on an interest rate futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in an interest rate futures contract at a specified exercise price at any time prior to the expiration date of the option. Options on interest rate futures contracts are similar to options on securities, which give the purchaser the right, in return for the premium paid, to purchase or sell securities.

A call option gives the purchaser of such option the right to buy, and obliges its writer to sell, a specified underlying futures contract at a stated exercise price at any time prior to the expiration date of the option. A purchaser of a put option has the right to sell, and the writer has the obligation to buy, such contract at the exercise price during the option period. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the interest rate futures contract on the expiration date. The potential loss related to the purchase of an option on interest rate futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset values of the Fund.

Purchase of Put Options on Futures Contracts. Tax-Exempt Bond Fund may purchase put options on futures contracts if the subadviser anticipates a rise in interest rates. Because the value of an interest rate or municipal bond index futures contract moves inversely in relation to changes in interest rates, a put option on such a contract becomes more valuable as interest rates rise. By purchasing put options on futures contracts at a time when the subadviser expects interest rates to rise, the Fund will seek to realize a profit to offset the loss in value of its portfolio securities, which is a form of hedging.

Purchase of Call Options on Futures Contracts. Tax-Exempt Bond Fund may purchase call options on futures contracts if the subadviser anticipates a decline in interest rates. The purchase of a call option on an interest rate or index futures contract represents a means of obtaining temporary exposure to market appreciation at limited risk. Because the value of an interest rate or index futures contract moves inversely in relation to changes to interest rates, a call option on such a contract becomes more valuable as interest rates decline. The Fund will purchase a call option on a futures contract to hedge against a decline in interest rates in a market advance when the Fund is holding cash. The Fund can take advantage of the anticipated rise in the value of long-term securities without actually buying them until the market is stabilized. At that time, the options can be liquidated and the Fund’s cash can be used to buy long-term securities.

Swap Agreements. Each Fund may enter into swap agreements. Swap agreements are two party contracts entered into primarily by institutional investors in which two parties agree to exchange the returns (or differential rates of return) earned or realized on particular predetermined investments or instruments. Certain swaps are centrally-cleared and will eventually be exchange-traded. Although central clearing is expected to decrease the credit risk involved in bilateral swaps, central clearing would not make the contracts risk-free. Exchange-trading is expected to improve swap liquidity, but there is no guarantee that a Fund could consider exchange-traded swaps to be liquid.

A Fund may enter into swap agreements for purposes of attempting to obtain a particular investment return at a lower cost to the Fund than if the Fund had invested directly in an instrument that provided that desired return. The Tax-Exempt Bond Fund may invest in swaptions. The Core Equity Fund may also enter into swap agreements to gain exposure to the equity market. The Tax-Exempt Bond Fund may enter into swap agreements for purposes of attempting to obtain a particular investment return at a lower cost to the Fund than if the Fund had invested directly in an instrument that provided that desired return. The Tax-Exempt Bond Fund may also use swaptions for such purposes, including to manage or adjust the Fund’s duration or exposures. Even a small investment in a swap can have a big impact on the Fund’s market exposure. Swaptions are contracts that give a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. In a bilateral swap, a Fund bears the risk of default by its swap counterparty. In a centrally-cleared swap, the Fund bears the risk of a default by the central clearing counterparty. In either case, a Fund may not be able to terminate its obligations under the swap agreement when it is most advantageous to do so. In addition, certain tax aspects of swap agreements limit their use by the Fund as a regulated investment company under the Tax Code.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. Eventually, many but not all forward foreign currency exchange contracts will be exchange-traded and centrally-cleared. The International Fund will not enter into such forward contracts or maintain a net exposure in such contracts where it would be obligated to deliver an amount of foreign currency in excess of the value of its securities or other assets denominated in that currency. The International Fund generally will not enter into a forward contract with a term longer than one year.

Foreign Currency Futures Transactions. Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and may be traded on boards of trade and commodities exchanges or directly with a dealer which makes a market in such contracts and options. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts. As part of its financial futures transactions, the International Fund may use foreign currency futures contracts and options on such futures contracts.

Foreign Currency Options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options at any time prior to expiration.

A foreign currency call option rises in value if the underlying currency appreciates. Conversely, a foreign currency put option rises in value if the underlying currency depreciates. While purchasing a foreign currency option may protect the International Fund against an adverse movement in the value of a foreign currency, it would limit the gain which might result from a favorable movement in the value of the currency. For example, if the International Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. In such an event, however, the amount of the International Fund’s gain would be offset in part by the premium paid for the option. Similarly, if the International Fund entered into a contract to purchase a security denominated in a foreign currency and purchased a foreign currency call to hedge against a rise in the value of the currency between the date of purchase and the settlement date, the International Fund would not need to exercise its call if the currency instead depreciated in value. In such a case, the International Fund could acquire the amount of foreign currency needed for settlement in the spot market at a lower price than the exercise price of the option.

ILLIQUID AND RESTRICTED SECURITIES.

Each Fund may invest up to 15% of its net assets in illiquid securities, defined as securities that it cannot sell or dispose of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity of a particular security will be determined based on relevant factors as set out in the Trust’s liquidity risk management program as required by Rule 22e-4 under the 1940 Act. Illiquid securities include repurchase agreements and time deposits with notice/termination dates of more than seven days, certain variable-amount master demand notes that cannot be called within seven days, certain insurance funding agreements, certain unlisted OTC options and other securities that are traded in the U.S. but are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the “1933 Act”). Because illiquid and restricted securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to a Fund. The continued viability of a market is dependent upon the willingness of market participants to purchase such securities. Securities that are liquid may become illiquid.

Restricted securities are subject to legal restrictions on resale. The International Fund may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A (“Rule 144A securities”) under the Securities Act of 1933, as amended (the “1933 Act”). The practice of investing in Rule 144A Securities could increase the level of the Fund’s illiquidity during any period that qualified buyers become uninterested in purchasing these securities.

Rule 144A is a nonexclusive safe-harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. Rule 144A provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. Rule 144A was expected to further enhance the liquidity of the secondary market for securities eligible for resale.

The SEC defines “liquidity risk” as the risk that a Fund may not be able to meet redemption requests without significantly diluting the interests of remaining shareholders. Liquidity risk exists when particular investments are or become difficult to purchase or sell at the price at which a Fund has valued the security, whether because of current market conditions, the financial condition of the issuer, or the specific type of investment. If the market for a particular security becomes illiquid (for example, due to changes in the issuer’s financial condition), a Fund may be unable to sell such security at an advantageous time or price due to the difficulty in selling such securities. Additionally, the market for certain equity or debt securities may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer.

OTHER INVESTMENT TECHNIQUES

Repurchase Agreements. In order to earn income for periods as short as overnight, each Fund may enter into repurchase agreements with commercial and investment banks that furnish collateral at least equal in value or market price to the amount of their repurchase obligations. Under a repurchase agreement, a Fund acquires a money market instrument (generally a U.S. Government security) which is subject to resale by the Fund on a specified date (within one week) at a specified price (which price reflects an agreed-upon interest rate effective for the period of time the Fund holds the investment and is unrelated to the interest rate on the instrument). Repurchase agreements entered into by a Fund will be fully collateralized by obligations with a market value, monitored daily by the portfolio manager, of not less than 100% of the obligation plus accrued interest. Collateral will be held in a segregated, safekeeping account for the benefit of the Fund. The staff of the Commission has taken the position that repurchase agreements of more than seven days’ duration are illiquid securities.

Lending of Portfolio Securities. Core Equity Fund, Small Companies Fund and International Fund may earn additional income by lending portfolio securities to broker/dealers that are members of the New York Stock Exchange (the “NYSE”) and other financial institutions under agreements which require that the loans be secured continuously by collateral in cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. However, at no time will the value of securities loaned by any Fund exceed 33 1/3 % of the value of such Fund’s total assets. A Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and also will receive compensation based on investment of the collateral. A Fund will not, however, have the right to vote any securities having voting rights during the existence of the loan, but will attempt to call the loan in anticipation of an important vote to be taken among holders of the securities or of an opportunity to give or withhold consent on a material matter affecting the investment.

Foreign Currency Transactions. International Fund may invest in securities which are purchased and sold in foreign currencies as a principal investment strategy. The value of the International Fund’s assets as measured in U.S. dollars therefore may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. The International Fund also will incur costs in converting U.S. dollars to local currencies, and vice versa.

The International Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell an amount of a specific currency at a specific price on a future date agreed upon by the parties. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. Eventually, many but not all forward foreign currency exchange contracts will be exchange-traded and centrally-cleared.

The International Fund may enter into forward currency contracts in order to hedge against adverse movements in exchange rates between currencies. The International Fund may engage in “transaction hedging” to protect against a change in the foreign currency exchange rate between the date the International Fund contracts to purchase or sell a security and the settlement date, or to “lock in” the U.S. dollar equivalent of a dividend or interest payment made in a foreign currency. The International Fund also may engage in “portfolio hedging” to protect against a decline in the value of its portfolio securities as measured in U.S. dollars which could result from changes in exchange rates between the U.S. dollar and the foreign currencies in which the portfolio securities are purchased and sold. The International Fund also may hedge foreign currency exchange rate risk by engaging in currency futures and options transactions.

Although a foreign currency hedge may be effective in protecting the International Fund from losses resulting from unfavorable changes in exchanges rates between the U.S. dollar and foreign currencies, it also would limit the gains which might be realized by the International Fund from favorable changes in exchange rates. The subadviser’s decision whether to enter into currency hedging transactions will depend in part on its view regarding the direction and amount in which exchange rates are likely to move. The forecasting of movements in exchange rates is extremely difficult, so that it is highly uncertain whether a hedging strategy, if undertaken, would be successful. To the extent that the subadviser’s view regarding future exchange rates proves to have been incorrect, the International Fund may realize losses on its foreign currency transactions.

Depositary Receipts. Each of Core Equity Fund’s and International Fund’s investments in foreign securities may include investment in depositary receipts, including American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), and Global Depositary Receipts (GDRs). U.S. dollar-denominated ADRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in foreign issuers’ stock, a Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. The Core Equity Fund and International Fund also may invest in EDRs, GDRs, and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets and are not necessarily denominated in the currency of the underlying security.

Certain depositary receipts, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of the facilities while issuers of sponsored facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders in respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through voting rights.

Temporary Defensive Investments. When in the judgment of its subadviser adverse market conditions warrant, each Fund may adopt a temporary defensive position by investing up to 100% of its assets in cash, repurchase agreements and money market instruments, including short-term U.S. Government securities, bankers’ acceptances, commercial paper rated at least A3 by Standard & Poor’s, Prime by Moody’s or, if not rated, determined to be of equivalent quality by the Fund’s subadviser.

When-Issued Securities. Each Fund may purchase securities on a when-issued basis and may purchase or sell securities on a delayed delivery basis. These terms refer to securities that have been created and for which a market exists, but which are not available for immediate delivery.

Real Estate Investment Trusts. Core Equity Fund may invest in real estate investment trusts (“REITs”). REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. Like registered investment companies such as the Funds, REITs are not taxed on income distributed to shareholders so long as they comply with several requirements of the Tax Code. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area or a single type of property. A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. Because REITs are pooled investment vehicles that have expenses of their own, the Fund will indirectly bear its proportionate share of those expenses.

RISK FACTORS

The investment risks specific to each Fund are as follows:

	Core Equity Fund	Small Companies Fund	International Fund	Tax-Exempt Bond Fund
Market Risk	X	X	X	X
Active Management Risk	X	X	X	X
Multi-Manager Risk	X	X	X
Micro-Sized Company Risk		X	X
Small Company Risk	X	X	X
Medium-Sized Company Risk	X	X	X
International Investing Risk	X	X	X
Emerging Markets Risk	X		X
Foreign Securities Market Risk	X		X
Investment Restriction Risk			X
Model and Data Risk	X		X
Tax-Managed Investment Risk	X		X
Investment Style Risks:
Growth Investing Risk	X	X	X
Value Investing Risk	X	X	X
Momentum Investing Risk	X
Passive Investing Risk	X		X
Issuer Risk				X
When-Issued Securities Risk	X	X	X	X
Credit Risk				X
Interest Rate Risk				X
Call Risk				X
Lending of Portfolio Securities Risk	X	X	X
Equity Securities Risk	X	X	X
Fixed Income Securities Risk	X	X	X	X
Below Investment Grade Securities Risk			X	X
Repurchase Agreements Risk	X	X	X	X
Derivative Instruments Risk	X	X	X	X
Option on Securities and Securities Indices Risk	X	X	X	X
Futures Contracts and Options on Futures Contracts Risk	X	X	X	X
Investing in Investment Companies and Other Pooled Investment Vehicles Risk	X	X	X	X
Preferred Securities Risk	X	X	X
Convertible Securities Risk	X	X	X
Valuation Risk	X	X	X	X
Tax Risk				X
Cybersecurity Risk	X	X	X	X

Market Risk. The price of equity and fixed income securities may fluctuate, sometimes rapidly and unpredictably. Market risk may impact individual securities based on general market or economic conditions and/or real or perceived factors affecting specific industries or individual company fundamentals. These factors may include corporate earnings outlooks, changes in interest rates, investor sentiment, or industry competitive conditions. Equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline, and are also generally more volatile than fixed income markets.

In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed income markets, and an unusually high degree of volatility, both domestically and internationally. While entire markets were impacted, issuers that had exposure to the real estate, mortgage and credit markets were particularly affected. The instability in the financial markets led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and certain segments of the financial markets. For example, the Dodd-Frank Act, which was enacted in 2010, provides for broad regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies and mortgage lending.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such ownership or disposition may have positive or negative effects on the liquidity, valuation and performance of the Funds’ portfolio holdings.

In addition, global economies and financial markets are becoming increasingly interconnected, and political, economic and other conditions and events (including, but not limited to, natural disasters, pandemics, epidemics, and social unrest) in one country, region, or financial market may adversely impact issuers in a different country, region or financial market. A Fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. Moreover, such negative political and economic conditions and events could disrupt the processes necessary for a Fund’s operations.

Active Management Risk. For the portions of the Funds’ portfolios that are actively managed, performance will reflect in part the ability of a subadviser to select securities and to make investment decisions that help to meet the Fund’s investment objective. A Fund could, therefore, underperform relevant benchmarks or other mutual funds with similar investment objectives.

Multi-Manager Risk. Because each subadviser makes investment decisions independently, using different styles, a Fund could experience overlapping security selections that may not be complementary. Certain advisers may be purchasing securities at the same time other advisers may be selling those same securities, which may lead to higher transaction expenses compared to a Fund using a single investment management style.

Micro-Sized Company Risk. Micro-sized company stocks may be very sensitive to changing economic conditions and market downturns because the issuers often have narrow markets, fewer product lines, and limited managerial and financial resources, resulting in volatile stock prices and a limited ability to sell them at a desirable time or price.

Small Company Risk. Stocks of smaller companies may lack the management expertise, financial resources, product diversification, and competitive strengths of larger companies. Prices of such stocks may be subject to more abrupt or erratic movements than stock prices of larger, more established companies or the market averages in general. In addition, the frequency and volume of their trading may be less than is typical of larger companies, making them subject to wider price fluctuations and creating difficulties in selling the stocks at the desired time and price.

Medium-Sized Company Risk. Medium-sized companies may lack the management expertise, financial resources, product diversification, and competitive strengths of larger companies. Prices of such stocks may be subject to more abrupt or erratic movements than stock prices of larger, more established companies or the market averages in general.

International Investing Risks. International equities may underperform and may be more volatile than investments in U.S. equities. Investing in international equity securities involves additional risks, including but not limited to the following:

●	Country Risks - Including less liquidity, potentially high inflation rates and unfavorable economic practices.
●	Currency Risk - Because the foreign securities in which a portion of a Fund’s assets may be invested, except for American Depositary Receipts, generally trade in currencies other than the U.S. dollar, changes in currency exchange rates may affect a Fund’s net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities.
●	Information Risk - Differences in financial reporting standards and less stringent regulation of existing standards which leads to a lack of uniformity.
●	Foreign Currency Hedging Transaction Risk - In order to hedge against adverse movements in currency exchange rates, a Fund may enter into forward foreign currency exchange contracts. If the adviser’s or subadviser’s forecast of exchange rate movements is incorrect, a Fund may realize losses on its foreign currency transactions. Additionally, a Fund’s hedging transactions may prevent a Fund from realizing the benefits of a favorable change in the value of foreign currencies.
●	Less Available Public Information about the Issuers of Securities - Non-U.S. companies may not be subject to uniform accounting, auditing, and financial reporting standards or to other regulatory requirements applicable to U.S. companies. As a result, less information may be available to investors concerning non-U.S. investors.
●	Less Strict Regulation of Security Markets - Foreign countries generally have less government supervision and regulation of stock exchanges, brokers and listed issuers than in the United States. Foreign issuers often are subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are U.S. issuers, and, therefore, not all material information regarding these foreign issuers will be available.

●	Political and Economic Instability - International investing subjects investors to the risk of political, social, or economic instability in the country or region of the issuer of a security, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, limits on removal of currency or other assets, and nationalization of assets. For example, in a June 2016 referendum, citizens of the United Kingdom (the “UK”) voted to leave the European Union (the “EU”), an event widely referred to as “Brexit.” In March 2017, the UK formally notified the European Council of its intention to withdraw from the EU by invoking Article 50 of the Treaty on European Union, which triggered a two-year period of negotiation on the terms of the withdrawal (subject to any extension). On October 28, 2019, the United Kingdom came to an agreement with the EU to again delay the deadline for withdrawal. This agreement was followed by an early general election on December 12, 2019 that resulted in a large majority for the Conservative Party and delivered the votes needed to finalize a withdrawal agreement. On January 23, 2020 the UK ratified a withdrawal agreement that was later approved by the EU. This agreement entered into force on January 31, 2020, marking the official departure of the UK from the EU. Brexit has resulted in economic, political and regulatory uncertainty, and its effects will depend, in part, on the agreements the UK negotiates to retain access to EU markets. The impact on the UK and European economies and the broader global economy could be significant and could, among other outcomes, result in increased volatility and illiquidity, potentially lower economic growth and decreased asset valuations. The UK leaving the EU may have a destabilizing impact on the EU to the extent other member states similarly seek to withdraw from the union. It may also have a negative impact on the economy and currency of the UK and/or the Euro as a result of anticipated or actual changes to the UK’s economic and political relations with the EU. Any or all of these challenges may affect the value of a Fund’s investments economically tied to the UK or EU.

Emerging Markets Risk. The risks of international investing (see above) are particularly significant in emerging markets and less developed markets. Investing in emerging markets generally involves exposure to economic structures that are less diverse and mature, and to political systems that are less stable, than those of developed countries. Issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets. In addition, many emerging markets governments participate to a significant degree in their economies and securities markets, which may negatively impact companies in those markets. Further, no accounting standards exist in many developing countries. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to International Fund shareholders.

Certain countries, which do not have market economies, are characterized by an absence of developed legal structures governing private and foreign investments and private property. Certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals.

Certain of the companies may operate in, or have dealings with, countries subject to sanctions or embargos imposed by the U.S. government, foreign governments, or the United Nations or other international organizations. In particular, economic sanctions may be imposed against companies in various sectors of the Russian economy, including the financial services, energy, metals and mining, engineering, and defense and defense-related materials sectors. Such sanctions, if imposed, could impair a Fund’s ability to meet its investment objective. For example, a Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, the sanctions may require a Fund to freeze its existing investments in companies operating in or having dealings with sanctioned countries, prohibiting a Fund from selling or otherwise transacting in these investments. This could impact a Fund’s ability to sell securities or other financial instruments as needed to meet shareholder redemptions. A Fund could seek to suspend redemptions in the event that an emergency exists in which it is not reasonably practicable for the Fund to dispose of its securities or to determine the value of its net assets.

Foreign Securities Market Risk. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges. Foreign markets also have different clearance and settlement procedures, and in some markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested. In addition, settlement problems could cause a Fund to miss attractive investment opportunities or to incur losses due to an inability to sell or deliver securities in a timely fashion. In the event of a default by an issuer of foreign securities, it may be more difficult for a Fund to obtain or to enforce a judgment against the issuer.

Investment Restriction Risk. Some countries restrict foreign investments in their securities markets. In some circumstances, these restrictions may limit or preclude investment in certain countries or may increase the cost of investing in securities of particular companies.

Model and Data Risk. One or more of the Fund’s subadvisers may rely heavily on quantitative models and information and data supplied by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investments.

When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data. The Fund bears the risk that the quantitative models will not be successful in selecting companies for investment or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.

All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect. However, even if market data is input correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.

Tax-Managed Investment Risk. Market conditions may limit the Fund’s ability to generate tax losses or to generate dividend income taxed at favorable rates. Use of a tax-managed strategy for a portion of the Fund’s assets may affect the investment decisions made for the Fund. For example, the Fund’s tax-managed strategy may cause the Fund to hold a security in order to achieve more favorable tax treatment or to sell a security in order to create tax losses. The Fund’s ability to utilize various tax-management techniques may be curtailed or eliminated in the future by tax legislation or regulation. Although a smaller portion of the Fund’s total return may consist of taxable distributions to shareholders as compared to non-tax managed funds, there can be no assurance about the size of taxable distributions to shareholders. The performance of the Fund may deviate from that of non-tax managed funds and may not provide as high a return before consideration of federal income tax consequences as non-tax managed funds. Although a tax-managed strategy is used with respect to a portion of the Fund’s assets, the Fund can realize capital gains.

Investment Style Risks. A Fund is subject to investment style risk, which is the chance that returns differ from funds employing a similar style. Styles can be characterized with labels including growth or value, active or passive, tax sensitivity and/or quantitative techniques:

●	Growth Investing Risk - Growth stocks include companies that are believed to have above-average potential for growth in revenue, earnings, cash flow or other similar criteria. Growth stock prices may be more sensitive to changes in current or expected earnings than the prices of other stocks, and they may fall or not appreciate in step with the broader securities markets.

●	Value Investing Risk - Value investing attempts to identify strong companies whose stocks are selling at a discount from their perceived true worth. It is subject to the risk that the stocks’ intrinsic value may never be fully recognized or realized by the market, their prices may go down, or that stocks judged to be undervalued may actually be appropriately priced.

●	Momentum Investing Risk - Investing in or having exposure to securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods during which the investment performance of the Fund while using a momentum strategy may suffer.

Passive Investing Risk. Because a portion of a Fund is managed so that its holdings match those of a certain market index, a Fund faces a risk of poor performance if the target index declines generally or performs poorly relative to other U.S. equity indexes or individual stocks. Even though a Fund invests a portion of its assets in the common stocks of companies represented in the target index, a Fund cannot guarantee the performance of that portion of a Fund will match the target index due to the need to maintain cash or other liquid securities available to meet redemption requests.

Issuer Risk. The value of an individual security may decline for any number of reasons related to the specific issuer, such as financial strength, consumer demand and company performance.

When-Issued Securities Risk. There may be a risk of loss to a Fund that engages in these transactions if the value of the security declines prior to the settlement date.

Credit Risk. The Fund could lose money if the issuers or guarantors of securities owned by the Fund default on the payment of principal or interest, or on other obligations to the Fund. The revenue bonds in which the Fund invests may entail greater credit risk than the Fund’s investments in general obligation bonds. In particular, weaknesses in federal housing subsidy programs and their administration may result in a decrease of subsidies available for the payment of principal and interest on certain multi-family housing authority bonds.

Municipal bonds are subject to the risk that political events, local business or economic conditions could have a significant effect on an issuer’s ability to make payments of principal and/or interest. On July 18, 2013, the City of Detroit filed for federal bankruptcy protection. The bankruptcy of large cities such as Detroit is relatively rare, making the consequences of such bankruptcy filings difficult to predict. Accordingly, it is unclear what impact a large city’s bankruptcy filing would have on the city’s outstanding obligations or on the obligations of other municipal issuers in that state. It is possible that the city could default on, restructure or otherwise avoid some or all of these obligations, which may negatively affect the marketability, liquidity and value of securities issued by the city and other municipalities in that state. More recently, Puerto Rico defaulted on certain of its debt obligations. If the Fund were to hold securities that are affected by a bankruptcy filing or a default, the Fund’s investments in those securities may lose value, which could cause the Fund’s performance to decline. A security’s credit rating may reflect its degree of inherent credit risk.

Interest Rate Risk. Interest rate risk is the risk that a fixed income security will lose value because of changes in interest rates. An increase in interest rates may lower a Fund’s value and the overall return on your investment. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. A Fund is also subject to call or prepayment risk when, generally as a result of declining interest rates, the issuer of a security exercises its right to prepay principal earlier than scheduled, forcing a Fund to reinvest in lower yielding securities. Declining interest rates may compel borrowers to prepay mortgages and debt obligations underlying securities owned by a Fund. Currently, interest rates in the United States are near historic lows, which may lead to unpredictable effects on the markets and increase a Fund’s exposure to risks associated with rising interest rates. Moreover, rising interest rates may lead to decreased liquidity in the bond markets, making it more difficult for a Fund to value or sell some or all of its bond holdings at any given time.

The Fund's investments, payment obligations and financing terms may be based on floating rates, such as London Interbank Offer Rate (“LIBOR”), EURIBOR and other similar types of reference rates (each, a “Reference Rate”). On July 27, 2017, the Chief Executive of the U.K. Financial Conduct Authority (FCA) which regulates LIBOR, announced that the FCA will no longer persuade nor compel banks to submit rates for the calculation of LIBOR and certain other Reference Rates after 2021. Such announcement indicates that the continuation of LIBOR and other Reference Rates on the current basis cannot and will not be guaranteed after 2021. This announcement and any additional regulatory or market changes may have an adverse impact on a Fund's investments, performance or financial condition. Until then, the Funds may continue to invest in instruments that reference such rates or otherwise use such Reference Rates due to favorable liquidity or pricing.

In advance of 2021, regulators and market participants will seek to work together to identify or develop successor Reference Rates and how the calculation of associated spreads (if any) should be adjusted. Additionally, prior to 2021, it is expected that industry trade associations and participants will focus on the transition mechanisms by which the Reference Rates and spreads (if any) in existing contracts or instruments may be amended, whether through market wide protocols, fallback contractual provisions, bespoke negotiations or amendments or otherwise. Nonetheless, the termination of certain Reference Rates presents risks to the Funds. At this time, it is not possible to exhaustively identify or predict the effect of any such changes, any establishment of alternative Reference Rates or any other reforms to Reference Rates that may be enacted in the United Kingdom or elsewhere. The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades, adversely impacting a Fund’s overall financial condition or results of operations. The impact of any successor or substitute Reference Rate, if any, will vary on an investment-by-investment basis, and any differences may be material and/or create material economic mismatches, especially if investments are used for hedging or similar purposes. In addition, although certain Fund investments may provide for a successor or substitute Reference Rate (or terms governing how to determine a successor or substitute Reference Rate) if the Reference Rate becomes unavailable, certain Fund investments may not provide such a successor or substitute Reference Rate (or terms governing how to determine a successor or substitute Reference Rate). Accordingly, there may be disputes as to: (i) any successor or substitute Reference Rate; or (ii) the enforceability of any Fund investment that does not provide such a successor or substitute Reference Rate (or terms governing how to determine a successor or substitute Reference Rate). A Fund may have discretion to determine a successor or substitute Reference Rate, including any price or other adjustments to account for differences between the successor or substitute Reference Rate and the previous rate. The successor or substitute Reference Rate and any adjustments selected may negatively impact a Fund's investments, performance or financial condition, including in ways unforeseen by the Fund. In addition, any successor or substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect a Fund's performance and/or NAV, and may expose a Fund to additional tax, accounting and regulatory risks.

Call Risk. Many bonds may be redeemed (“called”) at the option of the issuer before their stated maturity date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. The Fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Lending of Portfolio Securities Risk. Lending portfolio securities involves risk of delay in recovery of the loaned securities and in some cases loss of rights in the collateral should the borrower fail financially. Loans of portfolio securities will be made only to borrowers that have been approved in advance by the Trust’s Board of Trustees. The Board of Trustees will monitor the creditworthiness of such firms on a continuing basis. At no time will the value of securities loaned by any Fund exceed 33 1/3% of the value of such Fund’s total assets.

Equity Securities Risk. Equity securities are subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response.

Fixed Income Securities Risk. Debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of creditworthiness of the issuer and general market liquidity. Zero coupon securities are securities sold at a discount to par value and on which interest payments are not made during the life of the security. Each Fund’s investments in zero coupon, stripped or certain other fixed income securities with original issue discount (or market discount if an election is made to take market discount into account annually) could require the Fund to sell certain of its portfolio securities in order to generate sufficient cash to satisfy certain income distribution requirements.

Below Investment Grade Securities Risk. Investments in high-yield debt securities (commonly referred to as “junk” bonds) are sometimes considered speculative as they present a greater risk of loss than higher quality debt securities. Such securities may, under certain circumstances, be less liquid than higher rated debt securities. These securities pay investors a premium (a high interest rate or yield) because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Repurchase Agreements Risk. If the other party or “seller” defaults on its repurchase obligation, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund in connection with the related repurchase agreement are less than the repurchase price. In addition, in such event, a Fund could suffer a loss of interest on or principal of the security and could incur costs associated with delay and enforcement of the repurchase agreement.

Derivative Instruments Risk. In accordance with its investment policies, each Fund may invest in certain derivative instruments, which are securities or contracts that provide for payments based on or “derived” from the performance of an underlying asset, index or other economic benchmark. Essentially, a derivative instrument is a financial arrangement or a contract between two parties. Transactions in derivative instruments can be, but are not necessarily, riskier than investments in conventional stocks, bonds and money market instruments. The risk of unlimited losses is possible for a Fund with regard to some derivatives investing.

Derivative contracts include options, futures contracts, forward contracts, forward commitments and when-issued securities transactions, forward foreign currency exchange contracts and interest rate, mortgage, equity, equity index and currency swaps. The following are the principal risks associated with derivative instruments.

●	Market Risk - Market risk is the risk that the instrument will decline in value or that an alternative investment would have appreciated more.

●	Leverage and Associated Price Volatility - Leverage causes increased volatility in the price and magnifies the impact of adverse market changes.

●	Credit Risk - The issuer of the instrument may default on its obligations under the contract.

●	Liquidity and Valuation Risk - Many derivative instruments are traded in institutional markets rather than on an exchange. Derivative instruments that are custom designed to meet the specialized investment needs of a relatively narrow group of institutional investors such as the Funds are not readily marketable and are subject to a Fund’s restrictions on illiquid investments.

●	Correlation Risk - There may be imperfect correlation between the price of the derivative and the underlying asset. For example, there may be price disparities between the trading markets for the derivative contract and the underlying asset.

In December 2015, the SEC proposed new regulations relating to a mutual fund’s use of derivatives and related investments. If these or other regulations are adopted, they could significantly limit or impact a Fund’s ability to invest in derivatives and other instruments and adversely affect such Fund’s performance and ability to pursue its investment objectives.

Options on Securities and Securities Indices Risk. The writing and purchase of options is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if the subadviser is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the ability of the subadviser to manage future price fluctuations and the degree of correlation between the options and securities markets. If the subadviser is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities indices on which options are written and purchased and the securities in a Fund’s investment portfolio, the investment performance of the Fund will be less favorable than it would have been in the absence of such options transactions.

 As the writer of a call option, a Fund receives a premium less commission and, in exchange, forgoes the opportunity to profit from increases in the market value of the security covering the call above the sum of the premium and the exercise price of the option during the life of the option. The purchaser of such a call has the ability to purchase the security from the Fund’s portfolio at the option price at any time during the life of the option. Portfolio securities on which options may be written are purchased solely on the basis of investment considerations consistent with the Fund’s investment objectives.

Futures Contracts and Options on Futures Contracts Risk. While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain risks. Thus, while a Fund may benefit from the use of futures and options on futures, unanticipated changes in securities prices may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions. Because perfect correlation between a futures position and the portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and the Fund may be exposed to risk of loss. The loss incurred by a Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value. The profitability of a Fund’s trading in futures to seek to increase total return depends upon the ability of the subadviser to correctly analyze the futures markets. In addition, because of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund. Further, futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day (generally referred to as “daily price fluctuation limits”). The maximum or minimum price of a contract as a result of these limits is referred to as a “limit price.” If the limit price has been reached in a particular contract, no trades may be made beyond the limit price. Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices.

Investing in Investment Companies and Other Pooled Investment Vehicles Risk. The risks of owning an ETF or other investment company generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF or investment company could result in its value being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs and underlying investment companies purchased or sold by the Fund could result in losses on the Fund’s investment. ETFs and other investment companies also have management fees that increase their costs versus the costs of owning the underlying securities directly. Investments in real estate investment trusts or securities with similar characteristics that pool investor's capital to purchase or finance real estate investments involve certain unique risks, including concentration risk (by geography or property type) and interest rate risk (i.e., in a rising interest rate environment, the stock prices of real estate-related investments may decline and the borrowing costs of these companies may increase). Closed-end funds generally do not continuously offer their shares for sale. Rather, they sell a fixed number of shares at one time, after which the shares typically trade on a secondary market, such as the New York Stock Exchange. The price of closed-end fund shares that trade on a secondary market is determined by the market and may be greater or less than the shares’ net asset value. Closed-end fund shares generally are not redeemable. The investment portfolios of closed-end funds generally are managed by investment advisers.

Preferred Stock Risk. Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

Convertible Securities Risk. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. Convertible securities are usually subordinated to comparable nonconvertible securities. Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Although convertible securities provide for a stable stream of income, they are subject to the risk that their issuers may default on their obligations. Convertible securities also offer the potential for capital appreciation through the conversion feature, although there can be no assurance of capital appreciation because securities prices fluctuate.

Valuation Risk. A Fund may hold securities for which prices from pricing services may be unavailable or are deemed unreliable, in which case the Fund’s procedures for valuing investments provide that the investment manager shall use the fair value of such securities for valuing investments. There is a risk that the fair value determined by the investment manager or the price determined by the pricing service may be different than the actual sale prices of such securities.

Tax Risk. Tax-Exempt Bond Fund could generate some taxable income and may realize taxable gains on the sale of its securities or other transactions. Generally, distributions of interest income from the Fund’s tax-exempt securities are exempt from federal income tax, and distributions from other sources, including capital gain distributions, are not. However, there is no guarantee that the Fund’s income will be exempt from U.S. federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for U.S. federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.

You should consult a tax adviser about any taxes, including state and local taxes, on your Fund distribution.

Cybersecurity Risk. As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cybersecurity. A breach in cybersecurity refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cybersecurity breaches may involve unauthorized access to a Fund’s digital information systems (e.g., through “hacking” or malicious software coding), but may also result from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users). In addition, cybersecurity breaches involving a Fund’s third party service providers (including but not limited to advisers, sub-advisers, administrators, transfer agents, custodians and other third parties), trading counterparties or issuers in which a Fund invests can also subject a Fund to many of the same risks associated with direct cybersecurity breaches. Moreover, cybersecurity breaches involving trading counterparties or issuers in which a Fund invests could adversely impact such counterparties or issuers and cause the Fund’s investment to lose value.

The Funds have established business continuity plans and risk management systems designed to reduce the risks associated with cybersecurity. However, there are inherent limitations in these plans and systems, including that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. As such, there is no guarantee that such efforts will succeed, especially because the Funds do not directly control the cybersecurity systems of issuers in which a Fund may invest, trading counterparties or third party service providers to the Funds. There is also a risk that cyber security breaches may not be detected. The Funds and their shareholders could be negatively impacted as a result.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions. Each Fund has adopted certain fundamental investment restrictions which may not be changed without the affirmative vote of the holders of a majority of that Fund’s outstanding voting securities which, as used in the Prospectus and the SAI, means approval of the lesser of (1) the holders of 67% or more of the shares represented at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy or (2) the holders of more than 50% of the outstanding shares.

A Fund may not:

(1)	Invest more than 5% of its assets in commodities or commodity contracts, except that each Fund may invest without regard to the 5% limitation in interest rate futures contracts, options on securities, securities indices, currency and other financial instruments, futures contracts on securities, securities indices, currency and other financial instruments, options on such futures contracts, forward commitments, securities index put and call warrants and repurchase agreements entered into in accordance with the Fund’s investment policies;

(2)	Underwrite any issue of securities;

(3)	Make loans to any person except by (a) the acquisition of debt securities and making portfolio investments, (b) entering into repurchase agreements, or (c) lending portfolio securities;

(4)	Purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions;

(5)	Borrow money, except that a Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation. A Fund also may not issue senior securities, within the meaning of the 1940 Act;

(6)	Invest more than 25% of its net assets in securities of issuers in a particular industry or group of industries except that this limitation does not apply to (i) obligations of the U.S. Government or any of its agencies or instrumentalities (i.e., U.S. Government securities), or (ii) Clearwater Core Equity Fund to the extent that the investment manager or subadviser determines that investment without regard to the stated limits is necessary in order for the applicable portion of the Fund to pursue its policy of tracking the Russell 1000® Index or any substitute index;

(7)	With respect to 75% of its total assets, purchase any security (other than U.S. Government securities) if, immediately after and as a result of such purchase, (a) more than 5% of the value of the Fund’s total assets would be invested in securities of the issuer or (b) the Fund would hold more than 10% of the voting securities of the issuer;

(8)	Buy or sell real estate in the ordinary course of its business; provided, however, that the Fund may (i) invest in readily marketable debt securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which invest in real estate or interests therein and (ii) hold and sell real estate acquired as the result of its ownership of securities.

For purposes of fundamental investment policy 5 above, the entering into of options, short sales, futures, forwards and other investment techniques or derivatives contracts, and collateral and margin arrangements with respect to such transactions, are not deemed to include the issuance of senior securities provided such transactions are “covered” in accordance with procedures established by the Board of Trustees and applicable regulatory guidance.

In addition, with regard to the Tax-Exempt Bond Fund, the Trust has adopted a fundamental policy to invest at least 80% of the value of the Fund’s net assets, plus the amount of any borrowings for investment purposes, in the particular type of investments suggested by its name. Specifically, as a fundamental policy, under normal market conditions, Tax-Exempt Bond Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in tax-exempt bonds, which are debt obligations issued by or for the U.S. states, territories and possessions and the District of Columbia.

Nonfundamental Investment Restrictions. The following investment restrictions are designated as nonfundamental and may be changed by the Trust’s Board of Trustees without the approval of the shareholders.

A Fund may not:

(1)	Invest in companies for the purpose of exercising control or management;

(2)	Acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. For these purposes, an “illiquid investment” means any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment; or

(3)	Sell securities short, except to the extent that the Fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short.

The Tax-Exempt Bond Fund will not invest more than 25% of its assets in revenue bonds payable only from revenues derived from facilities or projects within a single industry; however, because other appropriate available investments may be in limited supply, the industry limitation does not apply to housing authority obligations or securities issued by governments or political subdivisions of governments. Appropriate available investments may be in limited supply from time to time in the opinion of the subadviser due to the Fund’s investment policy of investing primarily in “investment grade” securities.

Nonfundamental Investment Policies Related to Fund Names. With regard to the Core Equity Fund, Small Companies Fund and International Fund, the Trust has adopted a non-fundamental policy to invest at least 80% of the value of each respective Fund’s net assets, plus the amount of any borrowings for investment purposes, in the particular type of investments suggested by its name. Furthermore, with respect to each of these Funds, the Trust has adopted a policy to provide a Fund’s shareholders with at least 60 days prior notice of any change in the policy of a Fund to invest at least 80% of its assets in the manner described below.

As a non-fundamental policy, under normal market conditions, Core Equity Fund will not invest less than 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of U.S. companies.

As a non-fundamental policy, under normal market conditions, Small Companies Fund will not invest less than 80% of its net assets, plus the amount of any borrowings for investment purposes, at the time of investment in the equity securities of small companies. The Fund defines “small companies” as issuers with market capitalizations no greater than that of the largest capitalization company included in the Russell 2000® Index at the time of purchase. As of December 31, 2019 , the largest capitalization company included in the Russell 2000® Index had a capitalization of $ 8.273 billion.

As a non-fundamental policy, under normal market conditions, International Fund will not invest less than 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies organized or located outside the United States and doing a substantial amount of business outside the United States.

Except with respect to borrowing, all of the percentage limitations and investment restrictions recited in the Funds’ Prospectus and SAI apply only at the time a transaction is entered into. From time to time, a Fund may acquire additional security types not referenced in the Prospectus or SAI as a result of corporate actions, reorganizations or other similar events.

PORTFOLIO TURNOVER

Although none of the Funds purchase and sell securities for short-term profits, each Fund will sell portfolio securities without regard to the time they have been held whenever such action seems advisable. A high rate of portfolio turnover (100% or more) involves correspondingly greater transaction costs, which must be borne by a Fund and its shareholders. Small Companies Fund pursues the policy of selling that security in its portfolio, which seems the least attractive security owned whenever it is desired to obtain funds not otherwise available for the purchase of a security that is considered more attractive. The resulting rate of portfolio turnover is not a consideration. [ The Core Equity Fund, Small Companies Fund and Tax-Exempt Bond Fund did not experience any significant variation in their portfolio turnover rates over the two most recently completed fiscal years. The International Fund experienced a higher turnover during the fiscal year ended December 31, 2019 as compared to the previous fiscal year due to the termination of one subadvisory relationship , the appointment of one new subadviser and the allocation of an additional sleeve to an existing subadviser during 2019.]

DISCLOSURE OF PORTFOLIO HOLDINGS

A complete schedule of each fund’s portfolio holdings is available semi-annually and annually in shareholder reports filed on Form N-CSR and, after the first and third fiscal quarters, on Form N- PORT . These shareholder reports and Form N- PORT filings are filed with the SEC and are generally available within sixty (60) days of the end of the Funds’ fiscal quarter on the SEC website.

The Trust believes that the selective disclosure of the Funds’ portfolio holdings generally is not in the best interests of long-term shareholders and could encourage short term trading strategies that can hurt serious investors. Accordingly, it is the policy of the Trust not to selectively disclose portfolio holdings before they are made available to the general public, except for a legitimate business purpose which does not conflict with the interests of a Fund’s shareholders, and pursuant to a confidentiality agreement or fiduciary relationship. The portfolio holdings of each Fund are known on a daily basis to each Fund’s subadviser, custodian and securities lending agent. In addition, selected individuals with the Trust’s transfer agent have daily access to the Funds’ portfolios as a part of performing their duties for the Trust. The subadvisers provide monthly or quarterly portfolio reviews that include portfolio holdings. The Trust or its service providers may also disclose portfolio holdings to the auditors, accountants , liquidity classification provider or other fiduciaries of the Trust, the investment manager or the subadviser as part of the performance of the duties of the personnel of the Trust or such service providers. Nevertheless, such disclosures are made pursuant to contractual arrangements or fiduciary relationships that prohibit such service providers and their personnel from disclosing the Funds’ holdings to anyone who does not have a legitimate Trust business need to know. Moreover, the personnel of the custodian, subadvisers and other service providers are not permitted to purchase shares of the Funds.

A subadviser may disclose holdings information to third party administrators or other service providers it uses, such as proxy voting service providers. Such third parties include, as of the date of this SAI, Abel Noser LLC, ACA Compliance Group, ACA Performance Services, LLC, Bloomberg L.P., Broadridge Investor Communications Solutions, Inc., Brown Smith Wallace LLC, Compliance Solutions Strategies, DTCC Omgeo OASYS, DTCC Omgeo TradeSuite, DTCC Solutions, LLC, Egan Jones Proxy Services, Electra Information Systems, Factset Research Systems Inc., FundApps Limited, Glass, INDATA Corporation, Lewis & Co., LLC, Global Relay Communications Inc., ICE Data Services, Infit Outsourcing, Inc., Institutional Shareholder Services Inc., MD Solutions, Inc., The Bank of New York Mellon, and SWIFT .

Any requests to disclose non-public portfolio holdings information to a third party other than as set forth above must be directed to the Funds’ chief compliance officer, who will evaluate whether the disclosure would conflict with the interests of a Fund’s shareholders based on the particular facts and circumstances.

Compliance with the Trust’s portfolio holdings disclosure policy is subject to oversight and monitoring by the investment manager and the Funds’ chief compliance officer, as well as periodic review by the Board of Trustees. Neither the investment manager nor any Fund receives any compensation or other consideration for the release of the Funds’ portfolio holdings information. Other than as described above, the Trust has no ongoing arrangements to make portfolio holding information available to any person.

BROKERAGE

Decisions relating to the purchase and sale of portfolio securities for each Fund, the allocation of portfolio transactions and, where applicable, the negotiation of commission rates or transaction costs are made by the respective portfolio subadvisers. It is the primary consideration in all portfolio transactions to seek the most favorable price and execution and to deal directly with principal market makers in over-the-counter transactions except when, in the opinion of such subadviser, an equal or better market exists elsewhere.

The determination of what may constitute best price and execution by a broker-dealer in effecting a securities transaction involves a number of considerations (some of which are subjective), including, without limitation, the overall net economic result to the portfolio (involving price paid or received, any commissions and other costs paid) and the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Because of such factors, a broker-dealer effecting a transaction may be paid a commission higher than that charged by another broker-dealer. As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and subject to such policies as the Trustees may adopt, each Fund may pay an unaffiliated broker or dealer that provides “brokerage and research services” (as defined in the 1934 Act) an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the applicable portfolio subadviser determines in good faith that the amount of commissions charged by the broker is reasonable in relation to the value of the brokerage and research services provided by such broker. The subadvisers have received brokerage and research services consisting of written research reports, access to investment analysis and information services and related electronic components, all of which may be used for any of their respective clients. Except for the following exceptions, the subadvisers of Core Equity Fund, Small Companies Fund, Tax-Exempt Bond Fund and International Fund have advised the investment manager that none of them has paid any such excess in connection with brokerage transactions for the Funds. Each of AQR Capital Management, LLC (Core Equity Fund), Cooke & Bieler, L.P. (Small Companies Fund), Pzena Investment Management, LLC (Small Companies Fund) and WCM Investment Management, LLC (International Fund) have advised the investment manager that their respective policies are to engage in only soft commission arrangements that are within the “safe harbor” provision of Section 28(e) of the 1934 Act and are consistent with applicable regulatory guidance.

During the three years ended December 31, 2019 , the Funds paid brokerage commissions as follows:

	2017	2018	2019
Core Equity Fund	$60,975	$63,682.66	$	[ ]
Small Companies Fund	$503,535	$345,258.05	$	[ ]
Tax-Exempt Bond Fund	$10,028	$18,164.65	$	[ ]
International Fund	$355,473	$199,898.12	$	[ ]

As of the fiscal year ended December 31, 2019 , each of the following Funds held securities of its regular broker/dealers, as that term is defined in Rule 10b-1 of the 1940 Act, or such broker/dealers’ parents in the approximate amounts set forth below:

Fund	Name of Regular Broker/ Dealer		Approximate Aggregate Market Value of Securities
[ ]	[ ]	$	[ ]
[ ]	[ ]	$	[ ]
[ ]	[ ]	$	[ ]
[ ]	[ ]	$	[ ]
[ ]	[ ]	$	[ ]

MANAGEMENT, ADVISORY AND OTHER SERVICES

Trustees and Officers

The Board of Trustees has overall responsibility for management and supervision of the Funds. The Trust also has several officers who provide executive services to the Trust. More information concerning the Trustees and the officers is set forth below in the section “Executive Officers and Trustees”.

Investment Manager

Clearwater Management Co., Inc. The Trust has contracted with Clearwater Management Co., Inc. (“CMC”), 2000 Wells Fargo Place, 30 East 7th Street, St. Paul, Minnesota (the “investment manager”), to act as investment manager of the Trust. The investment manager is equally owned by the ten members of its board of directors. The initial term of the management contract between the Trust and the investment manager is two years and is renewable annually for successive one-year terms. The initial term of the contract for the management of the Core Equity Fund and Small Companies Fund commenced on March 1, 1998. The initial term of the contract for the management of the Tax-Exempt Bond Fund commenced on December 3, 1999. The initial term of the contract for the management of the International Fund commenced on January 24, 2009. Under the terms of the management contract, the investment manager supervises all of the Trust’s business operations and is responsible for formulating and implementing investment strategies for the Funds. The investment manager performs all administrative and other management functions necessary to the supervision and conduct of the affairs of the Funds.

Pursuant to the management contract, the investment manager pays for office space and equipment, clerical, secretarial and administrative services and executive and other personnel as are necessary to fulfill its responsibilities and all other ordinary operating expenses related to its services for the Trust, including executive salaries of the Trust. Pursuant to the management contract, the investment manager also pays all of the Funds’ other expenses, except brokerage, taxes, interest and extraordinary expenses.

As compensation for its management services and expenses assumed, the investment manager is contractually entitled to receive a management fee at the annual rate of 0.90%, 1.35%, 0.60% and 1.00% of the net assets of Core Equity Fund, Small Companies Fund, Tax-Exempt Bond Fund and International Fund, respectively. Effective January 1, 2020 , CMC has voluntarily agreed to waive a portion of the management fee for the Core Equity Fund, the Small Companies Fund, the Tax-Exempt Bond Fund and the International Fund to achieve an effective management fee rate equal to 0. 31%, 0.95%, 0.29% and 0.65%, respectively, of each Fund’s average daily net assets.

It is the investment manager’s current intent to continue these fee reductions indefinitely. Nonetheless, the investment manager may terminate any voluntary fee reduction at any time. The investment manager’s fees are calculated and accrued daily as a percentage of each Fund’s daily net assets, and are paid quarterly.

During the three years ended December 31, 2019 , CMC voluntarily waived the management fee for each of the Funds as follows:

●	For Core Equity Fund, between January 1, 2017 and March 15, 2017, to 0.44%; between March 16, 2017 and September 21, 2017, to 0.37%; between September 22, 2017 and December 11, 2018, to 0.38%; between December 12, 2018 and December 31, 2019, to 0.35%.

●	For the Small Companies Fund, between January 1, 2017 and March 15, 2017, to 1.03%; between March 16, 2017 and September 21, 2017, to 0.96%; between September 22, 2017 and December 11, 2018, to 1.03%; between December 12, 2018 and December 31, 2019, to 0.98%.

●	For the Tax-Exempt Bond Fund, between January 1, 2017 and December 11, 2018 , to 0. 34%; between December 12, 2018 and December 31, 2019 , to 0. 32%.

●	For the International Fund, between January 1, 2017 and March 15, 2017, to 0.70%; between March 16, 2017 and September 21, 2017, to 0.65%.; between September 22, 2017 and December 31, 2019, to 0.68%.

During the three years ended December 31, 2019 , the total management fees incurred by the Funds were as follows:

	2017	2018	2019

Core Equity Fund	$1, 936,185	$2,000,055	$	[ ]
Small Companies Fund	$3, 478,078	$3, 750,109	$	[ ]
Tax-Exempt Bond Fund	$1, 717,011	$1, 801,585	$	[ ]
International Fund	$3, 870,253	$4,102,906	$	[ ]

Portfolio Subadvisers

General. Under the terms of the management contract, the investment manager is authorized to enter into subadvisory contracts with one or more investment advisers, which will have responsibility for rendering investment advice to all or a portion of the Funds’ portfolios.

Parametric Portfolio Associates® LLC. Parametric Portfolio Associates® LLC (“Parametric”) has managed the Core Equity Fund’s portfolio since November 1, 1997. Parametric is a Seattle, Washington based investment manager that has been providing investment advisory services since its formation in 1987. Parametric serves its clients through offices located in Seattle, WA, Minneapolis, MN, Boston, MA, New York, NY, Westport, CT and Sydney, Australia. As of December 31, 2019 , Parametric’s assets under management totaled approximately $ 279.5 billion. Parametric is a wholly -owned indirect subsidiary of Eaton Vance Corp., a publicly held company that is traded on the New York Stock Exchange under the ticker symbol EV. Parametric is located at 800 Fifth Avenue, Suite 2800, Seattle, Washington 98104.

Under the Core Equity Fund subadvisory contract, Parametric develops, recommends and implements an investment program and strategy for a portion of the Core Equity Fund, which is consistent with the Fund’s investment objectives and policies. Parametric is also responsible for making all portfolio and brokerage decisions for its allocation of the Fund’s assets. As compensation, Parametric receives a fee of 0.15% of the Core Equity Fund’s net assets under Parametric’s management. Effective January 1, 2020, Parametric receives a fee of 0.10% of the Core Equity Fund’s net assets under Parametric’s management. This fee is calculated and accrued on a monthly basis as a percentage of Core Equity Fund’s month-end net assets. The compensation paid to Parametric with respect to Core Equity Fund for the year ended December 31, 2019 was [ ]% of Core Equity Fund’s average daily net assets. Under the Core Equity Fund subadvisory contract, the investment manager, and not the Core Equity Fund, is responsible for payment of subadvisory fees to Parametric.

The Core Equity Fund is not responsible for payment of the subadvisory fees to Parametric. During the years ended December 31, 2017 , 2018 and 2019 , the investment manager paid subadvisory fees of $426,897 , $460,343 and $[ ], respectively, to Parametric related to the Core Equity Fund.

Under the International Fund subadvisory contract dated January 5, 2009, Parametric develops, recommends and implements an investment program and strategy for a portion of the International Fund, which is consistent with the Fund’s investment objectives and policies. Parametric is also responsible for making all portfolio and brokerage decisions with respect to its portion of the International Fund. As compensation, Parametric receives a fee of 0.15% of the International Fund’s net assets under Parametric’s management. Effective January 1, 2020, Parametric receives a fee of 0.10% of the International Fund’s net assets under Parametric’s management. This fee is calculated and accrued on a monthly basis as a percentage of International Fund’s month-end net assets. The compensation paid to Parametric with respect to the International Fund for the period ended December 31, 2019 , was [ ]% of International Fund’s average daily net assets on an annualized basis.

The International Fund is not responsible for payment of the subadvisory fees to Parametric. During the years ended December 31, 2017 , 2018 and 2019 , the investment manager paid subadvisory fees of $379,264 , $366,869 and $[ ], respectively, to Parametric.

Kennedy Capital Management, Inc. Kennedy Capital Management, Inc. (“KCM”), a Missouri corporation that is a registered investment adviser under the Advisers Act, has managed all or a portion of the Small Companies Fund’s portfolio since January 1, 1994. KCM is 100% employee owned. KCM devotes its time to investment management and other services to investors and accounts. KCM’s address is 10829 Olive Boulevard, St. Louis, Missouri 63141-7739. As of December 31, 2019 , KCM had approximately $4.2 billion in assets under management.

Under the Small Companies Fund subadvisory contract, KCM develops, recommends and implements an investment program and strategy for a portion of the Small Companies Fund, which is consistent with the Fund’s investment objectives and policies. KCM is also responsible for making all portfolio and brokerage decisions with respect to its portion of the Small Companies Fund. As compensation, KCM receives a fee that is based on its portion of the Small Companies Fund’s net assets.

Fees payable to KCM are calculated and accrued monthly on the basis of month-end net assets, and are paid quarterly by the investment manager according to the following schedule:

Clearwater Small Cap Core Assets
Percent	Net Assets
0.75%	On the First $50 Million
0.70%	On the Next $50 Million
0. 50%	On the Balance Over $100 Million

Clearwater Micro Cap Core Assets
Percent	Net Assets
0.80%	All Assets

The compensation paid to KCM with respect to the Small Companies Fund for the year ended December 31, 2019 was [ ]% of Small Companies Fund’s average daily net assets.

The Small Companies Fund is not responsible for payment of the subadvisory fees to KCM. During the years ended December 31, 2017 , 2018 and 2019 , the investment manager paid subadvisory fees of $2,184,484 , $1,767,235 and $[ ], respectively, to KCM. The amounts for 2017 and 2018 reflect a different fee rate that applied prior to October 1, 2018 . The amount for 2019 reflects a different fee rate that applied prior to October 1, 2019 .

Cooke & Bieler, L.P. Cooke & Bieler, L.P. (“Cooke & Bieler”) is a registered investment adviser under the Advisers Act. Cooke & Bieler was organized in 2001 as a limited partnership under the laws of the Commonwealth of Pennsylvania. Cooke & Bieler’s address is 1700 Market Street, Suite 3222, Philadelphia, PA 19103. Cooke & Bieler is an independent firm owned by its partners, one of whom is a passive external minority partner who owns approximately 20%. Cooke & Bieler entered into a subadvisory contract dated September 11, 2017 to manage a portion of the Small Companies Fund’s portfolio. Cooke & Bieler is not affiliated with CMC or the Trust. Cooke & Bieler performs its duties and provides services subject to the oversight and supervision of CMC. As of December 31, 2019 , Cooke & Bieler had approximately $ 9.8 billion in assets under management.

Under the terms of the Small Companies Fund subadvisory contract, Cooke & Bieler develops, recommends and implements an investment program and strategy for the portfolio of the Fund assets allocated to it, consistent with the Fund’s investment objectives and policies. Cooke & Bieler is also responsible for making all portfolio and brokerage decisions for the portion of Fund assets allocated to it.

Fees payable to Cooke & Bieler under the Cooke & Bieler Agreement are calculated on the basis of average daily net assets and are paid quarterly by CMC. Cooke & Bieler is compensated out of the fees CMC receives from the Fund. The annual fee rates are listed below:

Percent	Net Assets
1.00%	First $15 million
0.765%	Next $20 million
0.7225%	Next $25 million
0.68%	All assets in excess of $60 million

Cooke & Bieler did not receive compensation with respect to the Small Companies Fund for the year ended December 31, 2017. The compensation paid to Cooke & Bieler with respect to the Small Companies Fund for the year ended December 31, 2019 was [ ]% of Small Companies Fund’s average daily net assets on an annualized basis.

The Small Companies Fund is not responsible for payment of the subadvisory fees to Cooke & Bieler. For the years ended December 31, 2018 and 2019 , the investment manager paid subadvisory fees of $607,028 and $[ ], respectively, to Cooke & Bieler.

Pzena Investment Management LLC. Pzena Investment Management LLC (“Pzena”) is a registered investment adviser under the Advisers Act. Pzena is a Delaware limited liability company formed in 1995. Pzena’s address is 320 Park Avenue, 8th Floor, New York, NY 10022. As of December 31, 2019 , Pzena had approximately $ 41.2 billion in assets under management. The ownership structure of Pzena consists of a holding company and sole managing member, Pzena Investment Management, Inc. (“PIM Inc.”), employee members, and other non-employee members including former employees and a director of PIM Inc. As of September 30, 2019 , through direct and indirect interests, Pzena’s 47 employee members collectively held 55.6% of the economic interests in our operating company, while certain other members of Pzena’s operating company , including one director of Pzena, his related entities, and certain former employees, collectively held 19.0%. Approximately 25. 4 % of Pzena was publicly owned through PIM , Inc., a publicly traded company. Pzena entered into a subadvisory contract dated September 11, 2017 to manage a portion of the Small Companies Fund’s portfolio. Pzena is not affiliated with CMC or the Trust. Pzena performs its duties and provides services subject to the oversight and supervision of CMC.

Under the terms of the Small Companies Fund subadvisory contract, Pzena develops, recommends and implements an investment program and strategy for the portfolio of the Fund assets allocated to it, consistent with the Fund’s investment objectives and policies. Pzena is also responsible for making all portfolio and brokerage decisions for the portion of Fund assets allocated to it.

Fees payable to Pzena under the Pzena Agreement are calculated on the basis of average daily net assets and are paid quarterly by CMC. Pzena is compensated out of the fees CMC receives from the Fund. CMC pays the following fee based on the Fund’s net assets under Pzena’s management: 1.00%.

The compensation paid to Pzena with respect to the Small Companies Fund for the year ended December 31, 2019 was [ ]% of Small Companies Fund’s average daily net assets on an annualized basis.

The Small Companies Fund is not responsible for payment of the subadvisory fees to Pzena. During the years ended December 31, 2017 , 2018 and 2019 , the investment manager paid subadvisory fees of $18,200 , $780,150 and $[ ], respectively, to Pzena.

Sit Fixed Income Advisors II, L.L.C. In connection with the management of Tax-Exempt Bond Fund, the Trust, the investment manager and Sit Fixed Income Advisors II L.L.C. (“Sit”), a subsidiary of Sit Investment Associates, Inc., entered into a subadvisory contract dated December 15, 1999 (“Tax-Exempt Bond Fund subadvisory contract”). Sit Investment Associates, Inc., which is organized under the laws of the State of Minnesota and is registered under the Advisers Act, devotes its time to investment counseling and provides advice, management and other services to investors and accounts, including other mutual funds. Sit Investment Associates, Inc. is 100% privately held by members of the Sit family, employees, directors and initial private investors. Sit’s address is 3300 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota 55402-4130. As of December 31, 2019 , Sit had approximately $ 13.7 billion in assets under management.

Under the Tax-Exempt Bond Fund subadvisory contract, Sit develops, recommends and implements an investment program and strategy for Tax-Exempt Bond Fund which is consistent with the Fund’s investment objectives and policies. Sit is also responsible for making all portfolio and brokerage decisions. As compensation, Sit receives a fee that is based on Tax-Exempt Bond Fund’s net assets. This fee is calculated and accrued on a monthly basis as a percentage of Tax-Exempt Bond Fund’s month-end net assets.

Fees payable to Sit are calculated and accrued monthly on the basis of month-end net assets, and are paid quarterly by the investment manager . If the Tax-Exempt Bond Fund's month-end net assets under Sit's management are greater than $500 million, the annual rate is 0.185%, and if the month-end net assets under Sit's management are less than or equal to $500 million, the annual rate is set forth in the following schedule:

Percent	Net Assets
0.40%	Up to and including $20 million
0.30%	Next $30 million
0.25%	Next $25 million
0.20%	Next $175 million
0.18%	Next $250 million

The compensation paid to Sit with respect to the Tax-Exempt Bond Fund for the year ended December 31, 2019 , was [ ]% of Tax-Exempt Bond Fund’s average daily net assets on an annualized basis.

The Tax-Exempt Bond Fund is not responsible for payment of the subadvisory fees to Sit. During the years ended December 31, 2017 , 2018 and 2019 , the investment manager paid subadvisory fees of $1,020,132 , $1,076,935 and $[ ], respectively, to Sit . The amount for 2019 reflects a different fee rate that applied prior to October 1, 2019 .

Artisan Partners Limited Partnership. Artisan Partners Limited Partnership (“Artisan Partners”) is a registered investment adviser under the Advisers Act. Artisan Partners is managed by its general partner Artisan Investments GP LLC, which is wholly-owned by Artisan Partners Holdings LP. Artisan Partners Holdings LP’s sole general partner is Artisan Partners Asset Management Inc., a publicly traded company. Artisan Partners entered into a subadvisory contract dated March 12, 2014 to manage a portion of the International Fund’s portfolio. Artisan Partners’ address is 875 East Wisconsin Avenue, Suite 800, Milwaukee, WI 53202. As of December 31, 2019 , Artisan Partners had approximately $ 121 billion in assets under management.

Under the International Fund subadvisory contract, Artisan Partners develops, recommends and implements an investment program and strategy for its portion of the International Fund, which is consistent with the International Fund’s investment objectives and policies. Artisan Partners is also responsible for making all portfolio and brokerage decisions with respect to the portion of the International Fund’s assets it manages. As compensation, Artisan Partners receives a fee that is based on its portion of the International Fund’s net assets.

Fees payable to Artisan Partners are calculated and accrued monthly on the basis of month-end net assets under Artisan Partners’ management and are paid quarterly by the investment manager. The annual fee rates are listed below:

Percent	Net Assets
0.80%	First $50 million
0.60%	Next $50 million
0.50%	All assets in excess of $100 million

The compensation paid to Artisan Partners with respect to the International Fund for the year ended December 31, 2019 , was [ ]% of International Fund’s average daily net assets on an annualized basis.

The International Fund is not responsible for payment of the subadvisory fees to Artisan Partners. During the years ended December 31, 2017 , 2018 and 2019 , the investment manager paid subadvisory fees of $569,113 , $728,753 and $[ ], respectively, to Artisan Partners.

WCM Investment Management. WCM Investment Management, LLC (“WCM”) has been a registered investment adviser under the Advisers Act since 1976. WCM is a Delaware limited liability company founded in 1976. Kurt Winrich, Chairman, and Paul Black, President, are control persons of WCM via their partial ownership of WCM. WCM entered into a subadvisory contract dated October 16, 2012 to manage a portion of the International Fund’s portfolio. WCM’s address is 281 Brooks Street, Laguna Beach, California 92651-2974. As of December 31, 2019 , WCM had approximately $ 49.0 billion in assets under management.

Under the International Fund subadvisory contract, WCM develops, recommends and implements an investment program and strategy for the International Fund, which is consistent with the International Fund’s investment objectives and policies. WCM is also responsible for making all portfolio and brokerage decisions with respect to the portion of the Fund’s assets it manages. As compensation, WCM receives a fee that is based on its portion of the International Fund’s net assets.

Fees payable to WCM are calculated and accrued daily upon the average daily net assets of the Fund under WCM’s management and are paid quarterly by the investment manager. CMC pays the following fee based on the Fund’s net assets under WCM’s management: (i) with respect to the Focused Growth International strategy, 0.80%; and (ii) with respect to the International Small Cap Growth strategy, 0.70%.

The compensation paid to WCM with respect to the International Fund for the year ended December 31, 2019 , was [ ] % of International Fund’s average daily net assets on an annualized basis.

The International Fund is not responsible for payment of the subadvisory fees to WCM. During the years ended December 31, 2017 , 2018 and 2019 , the investment manager paid subadvisory fees of $628,700 $884,741 and $[ ], respectively, to WCM.

LSV Asset Management. LSV Asset Management (“LSV ”) is a registered investment adviser under the Advisers Act. LSV’s address is 155 North Wacker Drive, Suite 4600, Chicago, IL 60606. LSV is a Delaware general partnership between its management team and current and retired employee partners (61%) and SEI Funds , Inc . (39%), a wholly - owned subsidiary of SEI Investments. LSV entered into a subadvisory contract dated September 12, 2019 to manage a portion of the International Fund’s portfolio. LSV is not affiliated with CMC or the Trust. LSV performs its duties and provides services subject to the oversight and supervision of CMC. As of December 31, 2019, LSV had approximately $ 121 billion in assets under management.

Under the terms of the International Fund subadvisory contract, LSV develops, recommends and implements an investment program and strategy for the portfolio of the Fund assets allocated to it, consistent with the Fund’s investment objectives and policies. LSV is also responsible for making all portfolio and brokerage decisions for the portion of Fund assets allocated to it .

Fees payable to LSV under the LSV Agreement are calculated on the basis of average daily net assets and are paid quarterly by CMC. The annual fee rates are listed below:

Percent	Net Assets
0.95%	First $25 million
0.85%	Next $25 million
0. 75%	Over $ 50 million

LSV did not receive compensation with respect to the International Fund for the year ended December 31, 2017 and 2018. The compensation paid to LSV with respect to the International Fund for the year ended December 31, 2019 , was [ ] % of International Fund’s average daily net assets on an annualized basis.

The International Fund is not responsible for payment of the subadvisory fees to LSV . During the year ended December 31, 2019 , the investment manager paid subadvisory fees of $[ ] to LSV .

AQR Capital Management, LLC. AQR Capital Management, LLC (“AQR”) is a registered investment adviser under the Advisers Act. AQR is a Delaware limited liability company formed in 1998. AQR’s address is Two Greenwich Plaza, Greenwich, CT 06830. As of December 31, 2019 , AQR had approximately $ 186 billion in assets under management. AQR is a wholly-owned subsidiary of AQR Capital Management Holdings, LLC (“AQR Holdings”), which has no activities other than holding the interests of AQR. Clifford S. Asness, Ph.D., M.B.A., may be deemed to control AQR through his voting control of the Board of Members of AQR Holdings. AQR entered into a subadvisory contract dated February 3, 2015 to manage a portion of the Core Equity Fund’s portfolio. AQR is not affiliated with CMC or the Trust. AQR performs its duties and provides services subject to the oversight and supervision of CMC.

Under the terms of the AQR Agreement, AQR develops, recommends and implements an investment program and strategy for the portfolio of the Fund assets allocated to it, consistent with the Fund’s investment objectives and policies. AQR is also responsible for making all portfolio and brokerage decisions for the portfolio of Fund assets allocated to it.

Fees payable to AQR under the AQR Agreement are calculated on the basis of average month-end net assets and are paid quarterly by CMC. AQR is compensated out of the fees CMC receives from the Fund. CMC pays the following fee based on the Fund’s net assets under AQR’s management: 0.22%.

The compensation paid to AQR with respect to the Core Equity Fund for the year ended December 31, 2019 , was [ ]% of Core Equity Fund’s average daily net assets on an annualized basis.

The Core Equity Fund is not responsible for payment of the subadvisory fees to AQR. During the years ended December 31, 2017 , 2018 and 2019 , the investment manager paid subadvisory fees of $338,158 , $397,277 and $[ ], respectively, to AQR. The amounts for 2017 and 2018 reflect a different fee rate that applied prior to October 1, 2018 . The amount for 2019 reflects a different fee rate that applied prior to October 1, 2019 .

O’Shaughnessy Asset Management, LLC. O’Shaughnessy Asset Management, LLC (“OSAM”) has been a registered investment adviser under the Advisers Act since 2007. OSAM’s principal office is located at 6 Suburban Avenue, Stamford, CT 06901 . As of December 31, 2019 , OSAM had approximately $5. 7 billion in assets under management. O’Shaughnessy Family Partners LLC, of which Mr. James O’Shaughnessy is the majority owner through his 70% ownership interest, owns 63 % of OSAM as of December 31, 2019 and is, therefore, a control person of OSAM. OSAM entered into a subadvisory contract dated February 4, 2015 to manage a portion of the Core Equity Fund’s portfolio. OSAM is not affiliated with CMC or the Trust. Under the terms of the OSAM Agreement, OSAM develops, recommends and implements an investment program and strategy for the portfolio of the Fund assets allocated to it, consistent with the Fund’s investment objectives and policies. OSAM is also responsible for making all portfolio and brokerage decisions for the portfolio of Fund assets allocated to it.

Fees payable to OSAM under the OSAM Agreement are calculated and accrued daily on the basis of daily net assets and are paid quarterly by CMC. OSAM is compensated out of the fees CMC received from the Fund. CMC pays the following fee based on the Fund’s net assets under OSAM’s management: 0.35%.

The compensation paid to OSAM with respect to the Core Equity Fund for the year ended December 31, 2019 was [ ]% of Core Equity Fund’s average daily net assets on an annualized basis.

The Core Equity Fund is not responsible for payment of the subadvisory fees to OSAM. During the years ended December 31, 2017 , 2018 and 2019 , the investment manager paid subadvisory fees of $344,050 , $407,053 and $[ ], respectively, to OSAM.

Fiduciary Counselling, Inc. Fiduciary Counselling, Inc. (“FCI”) is a registered investment adviser under the Advisers Act, with its principal executive office located at 30 East 7th Street, Suite 2000, St. Paul, Minnesota 55101-4930. M. Julie McKinley, President and Chief Executive Officer of FCI, controls FCI via her ownership of FCI. Under a subadvisory agreement entered into with each Fund respectively on June 1, 2011, FCI, subject to the supervision of CMC and the Board of Trustees, regularly provides the Funds with various investment-related services, including investment strategy advice, manager recommendations and related duties as requested by CMC. FCI also provides certain services related to due diligence, performance reporting, compliance, and other administrative functions, which support the investment management services and subadviser oversight services provided to the Trust by CMC.

For its services, FCI is entitled to a subadvisory fee payable by CMC of 0.20% of each Fund’s net assets, paid on a quarterly basis. FCI is compensated out of the fees CMC receives from the respective Funds. FCI has agreed to waive the difference between the amount calculated under the subadvisory fee schedule and an amount determined by multiplying the total number of hours worked by FCI in providing services under the subadvisory agreement by an hourly rate that is approved by CMC. The effect of this waiver agreement is that fees paid to FCI under the subadvisory agreement would approximate the fees previously paid to FCI under a consulting agreement previously in effect between CMC and FCI.

The compensation paid as a percent of average daily net assets on an annualized basis to FCI with respect to each Fund for the year ended December 31, 2019 is as follows:

Fund	Percent
Core Equity Fund	[ ]%
Small Companies Fund	[ ]%
Tax-Exempt Bond Fund	[ ]%
International Fund	[ ]%

The Funds are not responsible for payment of the subadvisory fees to FCI. During the years ended December 31, 2017 , 2018 and 2019 , the investment manager paid the following subadvisory fees to FCI.

Fund	2017 Dollar Amount	2018 Dollar Amount	2019 Dollar Amount
Core Equity Fund	$82,381	$58,308	$	[ ]
Small Companies Fund	$82,381	$58,308	$	[ ]
Tax-Exempt Bond Fund	$82,381	$58,308	$	[ ]
International Fund	$82,381	$58,308	$	[ ]

Other Provisions of the Contracts. Generally, the amendment of management contracts requires approval by vote of: (a) a majority of the outstanding voting securities of the affected Fund and (b) a majority of the trustees who are not interested persons of the Trust or of any other party to such contract. However, the Trust and the investment manager have received an exemptive order from the Commission permitting the investment manager, subject to the approval of the Board of Trustees, to select subadvisers to serve as portfolio managers of the Funds or to materially modify an existing subadvisory management contract without obtaining shareholder approval of a new or amended management contract. Each management contract terminates automatically in the event of its assignment and the subadvisory contracts terminate automatically upon termination of the management contract. Also, each contract may be terminated by not more than 60 days or less than 30 days’ written notice by either the Trust or the investment manager or upon not less than 60 days’ notice by the subadviser. Each contract provides that the investment manager or the subadviser shall not be liable to the Trust, to any shareholder of the Trust, or to any other person, except for loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

Subject to the above-described termination provisions, each contract has an initial term of one or two years and will continue in effect thereafter if such continuance is approved at least annually by: (a) a majority of the trustees who are not interested persons of the Trust or of any other party to such contract and (b) either (i) a majority of all of the trustees of the Trust or (ii) by vote of a majority of the outstanding voting securities of the affected Funds.

Prior Subadvisers

Osterweis Capital Management, LLC (“Osterweis”). Effective November 4, 2016, the subadvisory agreement with Osterweis was terminated. The compensation paid to Osterweis with respect to the Core Equity Fund for the year ended December 31, 2017 was 0.01 % of Core Equity Fund’s average daily net assets on an annualized basis.

The Core Equity Fund was not responsible for payment of the subadvisory fees to Osterweis. During the year ended December 31, 2017, the investment manager paid subadvisory fees of $31,822 to Osterweis.

Denver Investments (“Denver”). Effective May 18, 2017, the subadvisory agreement with Denver was terminated. The compensation paid to Denver with respect to the International Fund for the year ended December 31, 2017, was 0.06% of International Fund’s average daily net assets on an annualized basis.

The International Fund was not responsible for payment of the subadvisory fees to Denver. During the year ended December 31, 2017, the investment manager paid subadvisory fees of $376,582 to Denver.

Keeley-Teton Advisors, LLC (formerly, Keeley Asset Management Corp.) (“Keeley-Teton”). Effective September 8, 2017, the subadvisory agreement with Keeley-Teton was terminated. The compensation paid to Keeley-Teton with respect to the Small Companies Fund for the year ended December 31, 2017 was 0.13% of Small Companies Fund’s average daily net assets.

The Small Companies Fund was not responsible for payment of the subadvisory fees to Keeley-Teton. During the year ended December 31, 2017, the investment manager paid subadvisory fees of $454,993 to Keeley-Teton.

Templeton Investment Counsel, LLC (“Templeton”). Effective September 12, 2019, the subadvisory agreement with Templeton was terminated. The compensation paid to Templeton with respect to the International Fund for the year ended December 31, 2019 was [ ]% of International Fund’s average daily net assets.

The International Fund was not responsible for payment of the subadvisory fees to Templeton. During the years ended December 31, 2017, 2018 and 2019, the investment manager paid subadvisory fees of $763,361, $1,198,088 and $[ ], respectively, to Templeton.

Principal Underwriter

The Trust distributes the shares of the Funds and does not have a principal underwriter.

Custodian

The Northern Trust Company (“Northern Trust”), 50 South LaSalle Street, Chicago, IL 60603 serves as the custodian of the Funds’ assets. The custodian is responsible for, among other things, safeguarding and controlling the Funds’ cash and securities.

Independent Registered Public Accounting Firm

[ ] acts as the Funds’ independent registered public accounting firm and provides audit and tax services to the Funds, including audits of the Funds’ annual financial statements.

Fund Accounting and Administrative Services Agent

The Trust has entered into a Fund Administration and Accounting Services Agreement with Northern Trust. Pursuant to this agreement, Northern Trust provides certain administrative and accounting services, including portfolio accounting services, expense accrual and payment services, fund valuation and financial reporting services, tax accounting services and compliance control services. Northern Trust charges certain separate asset-based fees for its accounting services and fund administration services, as well as fund-based fees relating to the multi-manager structure and for fair valuation services. It also receives payment for customary out-of-pocket expenses. As discussed above, the investment manager is ultimately responsible for paying this compensation.

Transfer Agency and Service Agreement

The Trust has entered into a Transfer Agency and Service Agreement with Northern Trust. Under this agreement, Northern Trust provides transfer agent, dividend paying, shareholder servicing and other administrative services to the Funds. As compensation for its services, Northern Trust is paid a set annual fee. Such expenses are paid for or reimbursed by the investment manager.

Securities Lending Agent

Pursuant to an agreement between the Trust and Securities Finance Trust Company, the Core Equity Fund, Small Companies Fund and the International Fund may lend their securities through Securities Finance Trust Company as securities lending agent (the lending agent) to borrowers who post collateral for those loaned securities. As the lending agent, Securities Finance Trust Company operates and maintains the Funds’ securities lending program. These services include entering into securities lending agreements with each borrowing counterparty on behalf of the Funds.

For the fiscal year ended December 31, 2019 , the Funds earned income and incurred the following costs and expenses as a result of their securities lending activities:

Fund		Gross Income[1]		Revenue Split[2]	Cash Collateral Management Fees	Administrative Fees	Indemnification Fees		Rebates to Borrowers	Other Fees		Total Cost of the Securities Lending Activities		Net Income from the Securities Lending Activities
Small Companies Fund	$	[ ]	$	[ ]	$–	$–	$–	$	[ ]	$–	$	[ ]	$	[ ]
Core Equity Fund[3]		$–		$–	$–	$–	$–		$–	$–		$–		$–
International Fund	$	[ ]	$	[ ]	$–	$–	$–	$	[ ]	$–	$	[ ]	$	[ ]

1	Gross income includes income from the reinvestment of cash collateral.

2	Revenue split represents the share of revenue generated by the securities lending program and paid to Securities Finance Trust Company.

3	[ The Core Equity Fund did not lend securities during the period .]

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS

Other Accounts the Portfolio Managers are Managing. The table below indicates for each portfolio manager of each Fund information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of December 31, 2019 . For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

Portfolio Manager	Fund	Other Accounts Managed by the Portfolio Manager

James Reber	Core Equity Fund, International Fund

Other Registered Investment Companies: 2 funds with approximately $ 539 million in assets.

Other Pooled Investment Vehicles: 7 pools with approximately $ 400 million in assets.

Other Accounts: 1,168 accounts with approximately $59 billion in assets.

Thomas Seto	Core Equity Fund, International Fund

Other Registered Investment Companies: 39 funds with approximately $ 26 billion in assets.

Other Pooled Investment Vehicles: 10 pools with approximately $2 billion in assets.

Other Accounts: 40,744 accounts with approximately $ 134 billion in assets.

Xiaozhen Li, CFA	Core Equity Fund, International Fund

Other Registered Investment Companies: 2 funds with approximately $539 million in assets.

Other Pooled Investment Vehicles: 7 pools with approximately $400 million in assets.

Other Accounts: 1,168 accounts with approximately $59 billion in assets.

Clifford S. Asness	Core Equity Fund

Other Registered Investment Companies: 29 funds with approximately $ 16.7 billion in assets.

Other Pooled Investment Vehicles: 35 pools with approximately $ 16.7 billion in assets, including 33 pools with a performance based fee and approximately $15.1 billion in assets.

Other Accounts: 59 accounts with approximately $ 29.5 billion in assets , including 22 accounts with a performance based fee and approximately $9.3 billion in assets.

Michele L. Aghassi	Core Equity Fund

Other Registered Investment Companies: 12 funds with approximately $ 11.6 billion in assets, including 2 funds with a performance based fee and approximately $187.6 million in assets.

Other Pooled Investment Vehicles: 13 pools with approximately $ 7.1 billion in assets, including 10 pools with a performance based fee and approximately $ 4.9 billion in assets.

Other Accounts: 13 accounts with approximately $ 4.8 billion in assets, including 4 accounts with a performance based fee and approximately $ 1.8 billion in assets.

Andrea Frazzini	Core Equity Fund

Other Registered Investment Companies: 28 funds with approximately $19. 1 billion in assets, including 2 funds with a performance based fee and approximately $187.6 million in assets.

Other Pooled Investment Vehicles: 20 pools with approximately $ 10.3 billion in assets, including 17 pools with a performance based fee and approximately $ 8.1 billion in assets.

Other Accounts: 30 accounts with approximately $ 15.7 billion in assets, including 7 accounts with a performance based fee and approximately $2.0 billion in assets.

Ronen Israel	Core Equity Fund

Other Registered Investment Companies: 26 funds with approximately $ 12.4 billion in assets.

Other Pooled Investment Vehicles: 51 pools with approximately $ 21.0 billion in assets, including 46 pools with a performance based fee and approximately $18. 6 billion in assets

Other Accounts: 49 accounts with approximately $ 25 .4 billion in assets, including 17 accounts with a performance based fee and approximately $ 7.8 billion in assets.

Portfolio Manager	Fund	Other Accounts Managed by the Portfolio Manager

Lars N. Nielsen	Core Equity Fund

Other Registered Investment Companies: 27 funds with approximately $ 12 .5 billion in assets.

Other Pooled Investment Vehicles: 51 pools with approximately $ 21.0 billion in assets, including 46 pools with a performance based fee and approximately $ 18.6 billion in assets .

Other Accounts: 49 accounts with approximately $ 25.4 billion in assets, including 17 accounts with a performance based fee and approximately $7. 8 billion in assets.

Jim O’Shaughnessy	Core Equity Fund

Other Registered Investment Companies: 11 funds with approximately $2. 4 billion in assets.

Other Pooled Investment Vehicles: none.

Other Accounts: 2, 497 accounts with approximately $3. 3 billion in assets.

Patrick O’Shaughnessy , CFA	Core Equity Fund

Other Registered Investment Companies: 11 funds with approximately $2. 4 billion in assets.

Other Pooled Investment Vehicles: none.

Other Accounts: 2, 497 accounts with approximately $3. 3 billion in assets.

Chris Meredith , CFA	Core Equity Fund

Other Registered Investment Companies: 11 funds with approximately $2. 4 billion in assets.

Other Pooled Investment Vehicles: none.

Other Accounts: 2, 497 accounts with approximately $3. 3 billion in assets.

Scott Bartone, CFA	Core Equity Fund

Other Registered Investment Companies: 11 funds with approximately $2.4 billion in assets.

Other Pooled Investment Vehicles: none.

Other Accounts: 2,497 accounts with approximately $3.3 billion in assets.

Travis Fairchild, CFA	Core Equity Fund

Other Registered Investment Companies: 11 funds with approximately $2.4 billion in assets.

Other Pooled Investment Vehicles: none.

Other Accounts: 2,497 accounts with approximately $3.3 billion in assets.

Donald M. Cobin, CFA	Small Companies Fund

Other Registered Investment Companies: none.

Other Pooled Investment Vehicles: 2 pools with approximately $18.1. million in assets.

Other Accounts: 6 accounts with approximately $64.8million in assets.

Timothy P. Hasara	Small Companies Fund

Other Registered Investment Companies: none.

Other Pooled Investment Vehicles: 1 pool with approximately $55.2 million in assets.

Other Accounts: 24 accounts with approximately $545.0million in assets.

Christian McDonald, CFA	Small Companies Fund

Other Registered Investment Companies: none.

Other Pooled Investment Vehicles: 2 pools with approximately $18.1. million in assets.

Other Accounts: 10 accounts with approximately $73.1 million in assets.

Michael M. Meyer , CFA	Small Companies Fund

Other Registered Investment Companies: 4 funds with approximately $ 4.1billion in assets.
Other Pooled Investment Vehicles:

2 pools with approximately $407.7 million in assets.
Other Accounts: 124 accounts with approximately $ 4.5 billion in assets, including 14 accounts with a performance based fee and approximately $1 .0 billion in assets.

Edward W. O’Connor, CFA	Small Companies Fund

Other Registered Investment Companies: 4 funds with approximately $ 4.1 billion in assets.
Other Pooled Investment Vehicles:

2 pools with approximately $407.7 million in assets.
Other Accounts: 124 accounts with approximately $ 4.5 billion in assets, including 14 accounts with a performance based fee and approximately $1 .0 billion in assets.

R. James O’Neil , CFA	Small Companies Fund

Other Registered Investment Companies:

4 funds with approximately $4.1billion in assets.
Other Pooled Investment Vehicles: 2 pools with approximately $ 407.7 million in assets.
Other Accounts: 124 accounts with approximately $ 4.5 billion in assets, including 14 accounts with a performance based fee and approximately $ 1 .0 billion in assets.

Portfolio Manager	Fund	Other Accounts Managed by the Portfolio Manager

Mehul Trivedi, CFA	Small Companies Fund

Other Registered Investment Companies:

4 funds with approximately $4.1 billion in assets.
Other Pooled Investment Vehicles: 2 pools with approximately $ 407 .7 million in assets.
Other Accounts: 124 accounts with approximately $ 4.5 billion in assets, including 14 accounts with a performance based fee and approximately $1.0 billion in assets.

William Weber , CFA	Small Companies Fund

Other Registered Investment Companies:

4 funds with approximately $4.1 billion in assets.
Other Pooled Investment Vehicles: 2 pools with approximately $ 407.7 million in assets.
Other Accounts: 124 accounts with approximately $ 4.5 billion in assets, including 14 accounts with a performance based fee and approximately $ 1 .0 billion in assets.

John J. Flynn	Small Companies Fund

Other Registered Investment Companies: 10 funds with approximately $

12.5 billion in assets, including 2 funds with a performance based fee and approximately $9.2 billion in assets.
Other Pooled Investment Vehicles: 18 pools with approximately $ 937.0 million in assets

, including 1 pool with a performance based fee and approximately $3 .5 million in assets.
Other Accounts: 106 accounts with approximately $3.0 billion in assets.

Evan D. Fox , CFA	Small Companies Fund	Other Registered Investment Companies: 1 fund with approximately $ 36 .4 million in assets.
Other Pooled Investment Vehicles: 1 pool with approximately $ 51.8 million in assets.
Other Accounts: 51 accounts with approximately $ 1.6 billion in assets .

Benjamin S. Silver , CFA , CPA	Small Companies Fund

Other Registered Investment Companies: 10 funds with approximately $ 12 .4 billion in assets, including 2 funds with a performance based fee and approximately $9.2 billion in assets.
Other Pooled Investment Vehicles: 33 pools with approximately $

5.2 billion in assets, including 3 pools with a performance based fee and approximately $ 517.2 million in assets.
Other Accounts: 125 accounts with approximately $7.6 billion in assets.

Paul J. Jungquist , CFA , CPA	Tax-Exempt Bond Fund	Other Registered Investment Companies: 3 funds with approximately $ 1.6 billion in assets.
Other Pooled Investment Vehicles: 3 pools with approximately $ 31.8 million in assets.
Other Accounts: 60 accounts with approximately $ 2.9 billion in assets .

Todd S. Emerson , CFA	Tax-Exempt Bond Fund	Other Registered Investment Companies: 3 funds with approximately $ 1.6 billion in assets.
Other Pooled Investment Vehicles: 1 pool with approximately $ 9 .3 million in assets.
Other Accounts: 2 other accounts with approximately $ 84.2 million in assets.

Kevin P. O'Brien, CFA	Tax-Exempt Bond Fund

Other Registered Investment Companies: 3 funds with approximately $ 1.6 billion in assets
Other Pooled Investment Vehicles: 1 pool with approximately $ 9.3 million in assets .
Other Accounts: 13 accounts with approximately $ 156 .1 million in assets.

Kurt van Kuller, CFA	Tax-Exempt Bond Fund	Other Registered Investment Companies: None. Other Pooled Investment Vehicles: None. Other Accounts: 2 accounts with approximately $20 million in assets.

N. David Samra	International Fund	Other Registered Investment Companies: 1 fund with approximately $15.3 billion in assets.
Other Pooled Investment Vehicles: 7 pools with approximately $2.4 billion in assets.
Other Accounts: 17 accounts with approximately $4.2 billion in assets.

Portfolio Manager	Fund	Other Accounts Managed by the Portfolio Manager

Ian P. McGonigle, CFA	International Fund	Other Registered Investment Companies: 1 fund with approximately $15.3 billion in assets.
Other Pooled Investment Vehicles: 7 pools with approximately $2.4 billion in assets.
Other Accounts: 17 accounts with approximately $4.2 billion in assets.

Joseph Vari	International Fund	Other Registered Investment Companies: 1 fund with approximately $ 15.3 billion in assets.
Other Pooled Investment Vehicles: 7 pools with approximately $2. 4 billion in assets.
Other Accounts: 17 accounts with approximately $ 4. 2 billion in assets.

Kurt Winrich	International Fund

Other Registered Investment Companies: 22 funds with approximately $ 18.3 billion in assets.

Other Pooled Investment Vehicles: 23 pools with approximately $ 6.0 billion in assets.

Other Accounts: 827 accounts with approximately $ 20.9 billion in assets, including 8 accounts with a performance based fee and approximately $ 2.2 billion in assets.

Paul Black	International Fund

Other Registered Investment Companies: 22 funds with approximately $ 18.3 billion in assets.

Other Pooled Investment Vehicles: 23 pools with approximately $ 6.0 billion in assets.

Other Accounts: 827 accounts with approximately $ 20.9 billion in assets, including 8 accounts with a performance based fee and approximately $ 2.2 billion in assets.

Peter Hunkel	International Fund

Other Registered Investment Companies: 22 funds with approximately $ 18.3 billion in assets.

Other Pooled Investment Vehicles: 23 pools with approximately $ 6.0 billion in assets. Other Accounts: 827 accounts with approximately $ 20.9 billion in assets, including 8 accounts with a performance based fee and approximately $ 2.2 billion in assets.

Mike Trigg	International Fund

Other Registered Investment Companies: 22 funds with approximately $18.3 billion in assets.

Other Pooled Investment Vehicles: 23 pools with approximately $6.0 billion in assets. Other Accounts: 827 accounts with approximately $20.9 billion in assets, including 8 accounts with a performance based fee and approximately $2.2 billion in assets.

Sanjay Ayer, CFA	International Fund

Other Registered Investment Companies: 8 funds with approximately $875.0 million in assets.

Other Pooled Investment Vehicles: 13 pools with approximately $2.6 billion in assets.

Other Accounts: 64 accounts with approximately $3.3 billion in assets, including 2 accounts with a performance based fee and approximately $587.0 million in assets.

Greg Ise, CFA	International Fund

Other Registered Investment Companies: 5 funds with approximately $532.5 million in assets.

Other Pooled Investment Vehicles: 3 pools with approximately $193.5 million in assets.

Other Accounts: 1 account with approximately $0.7 million in assets.

Josef Lakonishok	International Fund

Other Registered Investment Companies: 38 funds with approximately $ 23.1 billion in assets.

Other Pooled Investment Vehicles: 77 pools with approximately $ 30.7 billion in assets , including 6 pools with a performance fee and $1.9 billion in assets.

Other Accounts: 437 accounts with approximately $ 66.7 billion in assets, including 48 accounts with a performance based fee and approximately $ 12.7 billion in assets.

Menno Vermeulen, CFA	International Fund

Other Registered Investment Companies: 38 funds with approximately $ 23. 1 billion in assets.

Other Pooled Investment Vehicles: 77 pools with approximately $ 30.7 billion in assets , including 6 pools with a performance fee and $1.9 billion in assets.

Other Accounts: 437 accounts with approximately $ 66.7 billion in assets, including 48 accounts with a performance based fee and approximately $12.7 billion in assets.

Portfolio Manager	Fund	Other Accounts Managed by the Portfolio Manager

Puneet Mansharamani, CFA	International Fund

Other Registered Investment Companies: 38 funds with approximately $23.1 billion in assets.

Other Pooled Investment Vehicles: 77 pools with approximately $30.7 billion in assets, including 6 pools with a performance fee and $1.9 billion in assets.

Other Accounts: 437 accounts with approximately $66.7 billion in assets, including 48 accounts with a performance based fee and approximately $12.7 billion in assets.

Greg Sleight	International Fund

Other Registered Investment Companies: 38 funds with approximately $23.1 billion in assets.

Other Pooled Investment Vehicles: 77 pools with approximately $30.7 billion in assets, including 6 pools with a performance fee and $1.9 billion in assets.

Other Accounts: 437 accounts with approximately $66.7 billion in assets, including 48 accounts with a performance based fee and approximately $12.7 billion in assets.

Guy Lakonishok, CFA	International Fund

Other Registered Investment Companies: 38 funds with approximately $23.1 billion in assets.

Other Pooled Investment Vehicles: 77 pools with approximately $30.7 billion in assets, including 6 pools with a performance fee and $1.9 billion in assets.

Other Accounts: 437 accounts with approximately $66.7 billion in assets, including 48 accounts with a performance based fee and approximately $12.7 billion in assets.

Conflicts of Interest. Any material conflicts of interest that may arise in connection with the portfolio manager’s management of the Funds’ investments and the investments of the other accounts to which they manage.

Portfolio Manager	Fund	Conflict of Interest

James Reber Thomas Seto Xiaozhen Li, CFA	Core Equity Fund, International Fund	Each of the Portfolio Managers also manages other client accounts with similar investment objectives or strategies as the Funds and therefore is subject to the inherent conflicts of interest that arise when a portfolio manager manages multiple accounts. The Portfolio Managers’ other accounts may hold, purchase or sell securities that are eligible to be held, purchased or sold by the Funds. It is possible that the Portfolio Manager could favor the Funds over other client accounts or favor client accounts over the Funds, which may pay higher or lower investment advisory fees. Parametric has adopted and implemented various policies and procedures which are designed to address potential conflicts of interest. Parametric’s trade allocation and aggregation policies and procedures are designed to ensure that client accounts are treated fairly and equally when trading the same security. Multiple trade orders for the same security trading to a similar strategy and with similar trade instructions will typically be aggregated or blocked into a single order and participating client accounts will receive the same execution price and pay the same commission rate. For orders that cannot be completely filled, orders will be allocated on a pro-rata basis. When there are orders for the same securities to multiple brokers, Parametric will rotate the order in which trades are submitted to brokers to ensure fairness. The Portfolio Managers are also subject to a Code of Ethics, which imposes various restrictions, holding, and reporting requirements with regard to personal trading. Under the Code, the Portfolio Managers are prohibited from personally trading in securities which are being considered for purchase or sale by the Funds or other client accounts.

Paul J. Jungquist, CFA , CPA Todd S. Emerson, CFA Kevin P. O’Brien, CFA Kurt van Kuller, CFA	Tax-Exempt Bond Fund	Sit and its affiliates provide similar fee based investment management services to other clients, including clients that may be affiliated with Fiduciary Counselling, Inc. Sit’s other clients may have investment objectives and strategies similar the Fund. Sit is subject to various conflicts of interest in the performance of its duties and obligations in connection with Fund’s investments and the investments of the other client accounts managed by Sit. Such conflicts include: the advice and action taken with respect to the Fund’s investments may differ from the advice given or the timing or nature of action taken with respect to other clients; and the allocation of management time, resources, investment opportunities and aggregated transactions among the clients’ accounts including the Fund. Conflicts of interest may be heightened by the existence of performance based fees and Sit’s proprietary investments. Sit has adopted policies and procedures designed to address these conflicts to ensure that whenever conflicts of interest arise Sit will endeavor to exercise its discretion in a manner that it believes is equitable to all interested persons.

Portfolio Manager	Fund	Conflict of Interest

Clifford S. Asness Michele L. Aghassi Andrea Frazzini Ronen Israel Lars N. Nielsen	Core Equity Fund

Each of the portfolio managers is also responsible for managing other accounts in addition to the Fund, including other accounts of AQR or its affiliates. Other accounts may include, without limitation, separately managed accounts for foundations, endowments, pension plans, and high net-worth families; registered investment companies; unregistered investment companies relying on either Section 3(c)(1) or Section 3(c)(7) of the 1940 Act (such companies are commonly referred to as “hedge funds”); foreign investment companies; and may also include accounts or investments managed or made by the portfolio managers in a personal or other capacity (“Proprietary Accounts”). Management of other accounts in addition to the Fund can present certain conflicts of interest, as described below.

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts (including, for purposes of this discussion, other funds and Proprietary Accounts), on the other. The other accounts might have similar investment objectives or strategies as the Fund, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund’s trades. A potential conflict of interest exists where portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.

A number of potential conflicts of interest may arise as a result of AQR’s or portfolio manager’s management of a number of accounts with similar investment strategies. Often, an investment opportunity may be suitable for both the Fund and other accounts, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. In circumstances where the amount of total exposure to a strategy or investment type across accounts is, in the opinion of AQR, capacity constrained, the availability of the strategy or investment type for the Fund and other accounts may be reduced in AQR’s discretion. The Fund may therefore have reduced exposure to a capacity constrained strategy or investment type, which could adversely affect the Fund’s return. AQR is not obligated to allocate capacity pro rata and may take its financial interests into account when allocating capacity among the Fund and other accounts.

Another conflict could arise where different account guidelines and/or differences within particular investment strategies lead to the use of different investment practices for portfolios with a similar investment strategy. AQR will not necessarily purchase or sell the same instruments at the same time or in the same direction (particularly if different accounts have different strategies), or in the same proportionate amounts for all eligible accounts (particularly if different accounts have materially different amounts of capital under management, different amounts of investable cash available, different investment restrictions, or different risk tolerances). As a result, although AQR manages numerous accounts and/or portfolios with similar or identical investment objectives, or may manage accounts with different objectives that trade in the same instruments, the portfolio decisions relating to these accounts, and the performance resulting from such decisions, may differ from account to account. AQR may, from time to time, implement new trading strategies or participate in new trading strategies for some but not all accounts, including the Fund. Strategies may not be implemented in the same manner among accounts where they are employed, even if the strategy is consistent with the objectives of such accounts. In certain circumstances, investment opportunities that are in limited supply and/or have limited return potential in light of administrative costs of pursuing such investments (e.g., IPOs) are only allocated to accounts where the given opportunity is more closely aligned with the applicable strategy and/or trading approach.

Portfolio Manager	Fund	Conflict of Interest

Whenever decisions are made to buy or sell investments by the Fund and one or more other ac-counts simultaneously, AQR or portfolio manager may aggregate the purchases and sales of the investments and will allocate the transactions in a manner that it believes to be equitable under the circumstances. To this end, AQR has adopted policies and procedures that are intended to ensure that investment opportunities are allocated equitably among accounts over time. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts or the Fund may not be allocated the full amount of the investments sought to be traded. These aggregation and allocation policies could have a detrimental effect on the price or amount of the investments available to the Fund from time to time. Subject to applicable laws and/or account restrictions, AQR may buy, sell or hold securities for other accounts while entering into a different or opposite investment decision for the Fund.

To the extent that the Fund holds interests in an issuer that are different (or more senior or junior) than, or potentially adverse to, those held by other accounts, AQR may be presented with investment decisions where the outcome would benefit one account and would not benefit or would harm the other account. This may include, but is not limited to, an account investing in a different security of an issuer’s capital structure than another account, an account investing in the same security but on different terms than another account, an account obtaining exposure to an investment using different types of securities or instruments than another account, an account engaging in short selling of securities that another account holds long, an account voting securities in a different manner than another account, and/or an account acquiring or disposing of its interests at different times than another account. This could have a material adverse effect on, or in some instances could benefit, one or more of such accounts, including accounts that are affiliates of AQR, accounts in which AQR has an interest, or accounts which pay AQR higher fees or a performance fee. These transactions or investments by one or more accounts could dilute or otherwise disadvantage the values, prices, or investment strategies of such accounts. When AQR, on behalf of an account, manages or implements a portfolio decision ahead of, or contemporaneously with, portfolio decisions of another account, market impact, liquidity constraints, or other factors could result in such other account receiving less favorable pricing or trading results, paying higher transaction costs, or being otherwise disadvantaged. In addition, in connection with the foregoing, AQR, on behalf of an account, is permitted to pursue or enforce rights or actions, or refrain from pursuing or enforcing rights or actions, with respect to a particular issuer in which action could materially adversely affect such other account.

In addition, when the Fund and other accounts hold investments in the same issuer (including at the same place in the capital structure), the Fund may be prohibited by applicable law from participating in restructurings, work- outs or other activities related to its investment in the issuer. As a result, the Fund may not be permitted by law to make the same investment decisions as other accounts in the same or similar situations even if AQR believes it would be in the Fund’s best economic interests to do so. The Fund may be prohibited by applicable law from investing in an issuer (or an affiliate) that other accounts are also investing in or currently invest in even if AQR believes it would be in the best economic interests of the Fund to do so. Furthermore, entering into certain transactions that are not deemed prohibited by law when made may potentially lead to a condition that raises regulatory or legal concerns in the future. This may be the case, for example, with issuers that AQR considers to be at risk of default and restructuring or work-outs with debt holders, which may include the Fund and other accounts. In some cases, to avoid the potential of future prohibited transactions, AQR may avoid allocating an investment opportunity to the Fund that it would otherwise recommend, subject to AQR’s then-current allocation policy and any applicable exemptions. In certain circumstances, AQR may be restricted from transacting in a security or instrument because of material non-public information received in connection with an investment opportunity that is offered to AQR. In other circumstances, AQR will not participate in an investment opportunity to avoid receiving material non-public information that would restrict AQR from transacting in a security or instrument. These restrictions may adversely impact the Fund’s performance.

AQR and the Fund’s portfolio managers may also face a conflict of interest where some ac-counts pay higher fees to AQR than others, as they may have an incentive to favor accounts with the potential for greater fees. For instance, the entitlement to a performance fee in managing one or more accounts may create an incentive for AQR to take risks in managing assets that it would not otherwise take in the absence of such arrangements. Additionally, since performance fees reward AQR for performance in accounts which are subject to such fees, AQR may have an incentive to favor these accounts over those that have only fixed asset-based fees, with respect to areas such as trading opportunities, trade allocation, and allocation of new in-vestment opportunities.

Portfolio Manager	Fund	Conflict of Interest

AQR has implemented specific policies and procedures (e.g., a code of ethics and trade allocation policies) that seek to address potential conflicts of interest that may arise in connection with the management of the Fund and other accounts and that are designed to ensure that all ac-counts, including the Fund, are treated fairly and equitably over time.

Jim O’Shaughnessy Patrick O’Shaughnessy, CFA Chris Meredith, CFA Scott Bartone, CFA Travis Fairchild, CFA	Core Equity Fund

To the best of its knowledge, OSAM is not engaged in any activities that could give rise to potential conflicts of interest, in any matters regarding its sub-advisory relationship. That being said, the Royal Bank of Canada (RBC) owns a 10% passive stake in OSAM, and also has a broker-dealer subsidiary arm. OSAM trades through RBC’s subsidiary broker at the recommendation of its Director of Trading, and RBC’s subsidiary broker is held to the same standard as any other broker. As with all of its brokerage decisions, OSAM trades with RBC’s subsidiary broker only when it is in the best interests of its clients.

OSAM’s Code of Ethics is based on the principle that OSAM owes a fiduciary duty to its clients. The policy requires that all Access Persons avoid activities, interests, and relationships that might present a conflict of interest or the appearance of a conflict of interest with clients, or interferes with OSAM’s or any personnel’s ability to make decisions in the best interest of clients.

In order to avoid conflicts of interest, personnel may not:

●       Engage in transactions intended to raise, lower, or maintain the price of any investment or to create a false appearance of active trading

●       Divert trading opportunities in any investment away from managed accounts in favor of their own accounts or OSAM’s proprietary accounts

●       Allocate executed trades in such a way as to favor their own or OSAM’s proprietary accounts and to disadvantage the accounts of clients

●       Engage in any other transaction deemed by OSAM’s Compliance Department to involve a potential conflict of interest, possible diversions of corporate opportunity, or an appearance of impropriety or conflict OSAM does not engage in any activities of affiliated or parent organizations, as well as other client relationships, which may inhibit its sub-advisory services. OSAM is of the belief that its current Policies and Procedures Manual, Code of Ethics, and Disclosure Statement are in compliance with SEC rules and regulations on a fully disclosed basis to its clients.

OSAM does not have any soft dollar arrangements, or custody of client assets in separately managed accounts; nor does it allow for personal securities trading of individual stock positions per its Code of Ethics.

Donald M. Cobin, CFA Timothy P. Hasara Christian McDonald, CFA	Small Companies Fund	KCM performs investment management services for a fee to its clients on a separately-managed account basis. KCM gives advice and takes action with respect to its other clients or for the accounts of KCM or its officers, directors, employees or affiliates (“Affiliated Persons”) which may differ from the advice given or the timing or nature of action taken with respect to the Fund. Conflicts of interest may arise in the allocation of investment opportunities among accounts that KCM advises. Therefore, KCM seeks to allocate investment opportunities believed appropriate for the Fund and other accounts it advises equitably and in a manner consistent with the best interests of all accounts involved and in accordance with its trade allocation policies and procedures.

Portfolio Manager	Fund	Conflict of Interest

Michael M. Meyer, CFA Edward W. O’Connor, CFA R. James O’Neil, CFA Mehul Trivedi, CFA William Weber, CFA	Small Companies Fund

The portfolio managers face potential conflicts of interest in their day-to-day management of the Fund and other accounts because the Fund may have different investment objectives, strategies and risk profiles than the other accounts managed by the portfolio managers. For instance, to the extent that the portfolio managers manage accounts with different investment strategies than the Fund, they may from time to time be inclined to purchase securities for one account but not for the Fund. Additionally, some of the accounts managed by the portfolio managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly so, than the fees paid by the Fund. The differences in fee structures may provide an incentive to the portfolio managers to allocate more favorable trades to the higher-paying accounts.

To minimize the effects of these potential conflicts of interest, Cooke & Bieler has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that they believe address the potential conflicts associated with managing portfolios for multiple clients and which are designed to ensure that all clients are treated fairly and equitably. Accordingly, security block purchases are allocated to all accounts with similar objectives in a fair and equitable manner. Furthermore, Cooke & Bieler has adopted a Code of Ethics under Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act to address potential conflicts associated with managing the Funds and any personal accounts the portfolio managers may maintain.

John J. Flynn Evan D. Fox, CFA Benjamin S. Silver, CFA, CPA	Small Companies Fund

In Pzena’s view, conflicts of interest may arise in managing the portfolios of Pzena’s clients and/or accounts (together “Accounts”). Set forth below is a brief description of some of the material conflicts that may arise and Pzena’s policy or procedure for handling them. Although Pzena has designed such procedures to prevent and address conflicts, there is no guarantee that such procedures will detect every situation in which a conflict arises.

The management of multiple Accounts inherently means there may be competing interests for the portfolio management team’s time and attention. Pzena seeks to minimize this by utilizing one investment approach (i.e., classic value investing), and by managing all Accounts on a product specific basis. Thus, all small cap value Accounts, whether they be institutional accounts or individual accounts, are managed using the same investment discipline, strategy and proprietary investment model.

Pzena has adopted procedures for allocating portfolio transactions across Accounts so that each Account is treated fairly. First, all orders are allocated among portfolios of the same or similar mandates at the time of trade creation/ initial order preparation. Factors affecting allocations include availability of cash to existence of client-imposed trading restrictions or prohibitions, and the tax status of the Account. Depending upon the size of the execution, Pzena may choose to allocate the executed shares through pro-rata breakdown, or on a random basis. As with all trade allocations each Account generally receives pro rata allocations of any new issue or IPO security that is appropriate for its investment objective. Permissible reasons for excluding an account from an otherwise acceptable IPO or new issue investment include the account having FINRA restricted person status, lack of available cash to make the purchase, or a client imposed trading prohibition on IPOs or on the business of the issuer.

With respect to securities transactions for the Accounts, Pzena determines which broker to use to execute each order, consistent with its duty to seek best execution. Pzena will aggregate like orders where to do so will be beneficial to the Accounts. However, with respect to certain Accounts, Pzena may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Pzena may place separate, non-simultaneous, transactions for the Accounts, which may temporarily affect the market price of the security or the execution of the transaction to the detriment one or the other.

Conflicts of interest may arise when members of the portfolio management team transact personally in securities investments made or to be made for Accounts. To address this, Pzena has adopted a written Code of Business Conduct and Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests or its current investment strategy. The Code of Business Conduct and Ethics generally requires that most transactions in securities by Pzena’s Access Persons and their spouses, whether or not such securities are purchased or sold on behalf of the Accounts, be cleared prior to execution by appropriate approving parties and compliance personnel. Securities transactions for Access Persons’ personal accounts also are subject to monthly reporting requirements, and annual and quarterly certification requirements. An Access Person is defined to include any employee or officer of Pzena. In addition, no Access Person shall be permitted to effect a short-term trade (i.e., to purchase and subsequently sell, or to sell and subsequently purchase, within 60 calendar days) of non-exempt securities. Finally, orders for proprietary Accounts (i.e., accounts of Pzena’s principals, affiliates or employees or their immediate family which are managed by Pzena) are subject to written trade allocation procedures designed to ensure fair treatment to client accounts.

Portfolio Manager	Fund	Conflict of Interest

Proxy voting for Accounts’ securities holdings may also pose certain conflicts. Pzena has identified the following areas of concern: (1) where Pzena manages the assets of a publicly traded company, and also holds that company’s or an affiliated company’s securities in one or more Accounts; (2) where Pzena manages the assets of a proponent of a shareholder proposal for a company whose securities are in one or more Accounts; (3) where Pzena has a client relationship with an individual who is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios; and (4) where a Pzena officer, director or employee, or an immediate family member thereof is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios. For purposes hereof, an immediate family member shall be a spouse, child, parent, or sibling. Pzena proxy policies provide for various methods of dealing with these and any other conflict scenarios subsequently identified, including notifying clients and seeking their consent or instructions on how to vote, and deferring to the recommendation of an independent third party where a conflict exists.

Pzena manages some Accounts under performance-based fee arrangements. Pzena recognizes that this type of incentive compensation creates the risk for potential conflicts of interest. This structure may create an inherent pressure to allocate investments having a greater potential for higher returns to accounts of those clients paying the higher performance fee. To prevent conflicts of interest associated with managing accounts with different compensation structures, Pzena generally requires portfolio decisions to be made on a product-specific basis. Pzena also requires pre-allocation of all client orders based on specific fee-neutral criteria set forth above. Additionally, Pzena requires average pricing of all aggregated orders. Finally, Pzena has adopted a policy prohibiting portfolio managers (and all employees) from placing the investment interests of one client or a group of clients with the same investment objectives above the investment interests of any other client or group of clients with the same or similar investment objectives.

N. David Samra Ian P. McGonigle, CFA Joseph Vari	International Fund

There are a number of ways in which the interests of Artisan Partners, its portfolio managers and its other personnel might conflict with the interests of International Fund and its shareholders. Artisan Partners has developed policies, procedures, and disclosures that it believes are reasonably designed to detect, manage, and mitigate the effects of conflicts of interest in the areas of sharing personnel, services, research and advice among client accounts, side-by-side management, allocating portfolio transactions among client accounts, investing in different parts of an issuer’s capital structure, confidential information access, short selling, soft dollars and commission recapture, proprietary and personal investments by employees, proxy voting and fees.

Artisan Partners generally does not tailor its investment management services to the individual needs of clients, but rather invests all of the accounts in a particular investment strategy in a similar manner. To prevent the potentially negative impact that the restrictions of one client account or multiple client accounts may have on the manner in which Artisan Partners invests on behalf of all of its client accounts, Artisan Partners generally does not accept accounts subject to restrictions that Artisan Partners believes would cause it to deviate from its stated investment strategy or adversely affects its ability to manage client accounts. However, under certain circumstances, Artisan Partners does accept accounts subject to certain limitations on specific types of investments or transactions (for example, derivatives or short selling) or certain markets (for example, India), which can result in such accounts having different exposures and/or having a different risk profile compared to other accounts in the strategy, including the Fund.

From time to time, clients in a particular investment strategy will invest in a security issued by a company, or an affiliate of a company, that is also a client of Artisan Partners or has another business relationship with Artisan Partners or its affiliates. Artisan Partners has written policies designed to prevent the misuse of material non-public information. The operation of those policies and of applicable securities laws may prevent the execution of an otherwise desirable purchase or sale in a public securities transaction in a client account if Artisan Partners believes that it is or may be in possession of material non-public information regarding the issuer or security that would be the subject of that transaction.

Portfolio Manager	Fund	Conflict of Interest

Like the fees Artisan Partners receives from Clearwater International Fund, the fees Artisan Partners or its affiliates receive as compensation from other client accounts are typically calculated as a percentage of the client’s assets under management. Artisan Partners receives performance-based fees or allocations from private funds sponsored by Artisan Partners and expects to receive performance-based fees from accounts in its other strategies. In addition, Artisan Partners will, under certain circumstances, negotiate performance-based fee arrangements with other accounts. Across all of its investment strategies , Artisan Partners had nine separate accounts with performance-based fees as of December 31, 2019 . Although Artisan Partners may have an incentive to manage the assets of accounts with performance–based fees differently from its other accounts, Artisan Partners has in place policies and procedures that seek to mitigate such conflicts.

Kurt Winrich Paul Black Peter Hunkel Mike Trigg Sanjay Ayer, CFA Greg Ise, CFA	International Fund	Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. Where conflicts of interest arise between the Fund and other accounts managed by the portfolio manager, WCM will proceed in a manner that ensures that the Fund will not be treated less favorably. There may be instances where similar portfolio transactions may be executed for the same security for numerous accounts managed by the portfolio managers. In such instances, securities will be allocated in accordance with the WCM’s trade allocation policy.

Josef Lakonishok Menno Vermeulen, CFA Puneet Mansharamani, CFA Greg Sleight Guy Lakonishok, CFA	International Fund	The same team of portfolio managers is responsible for the day-to-day management of all of LSV's accounts. LSV uses a proprietary quantitative investment model to manage all of LSV’s accounts. LSV relies extensively on its quantitative investment model regarding the advisability of investing in a particular company. Any investment decisions are generally made based on whether a buy or sell signal is received from the proprietary quantitative investment model. Accounts or funds with performance-based fees and accounts or funds in which employees may be invested could create an incentive to favor those accounts or funds over other accounts or funds in the allocation of investment opportunities. In addition, it is possible that a short position may be taken on a security that is held long in another portfolio. LSV seeks to make allocations of investment opportunities in a manner that it considers fair, reasonable and equitable without favoring or disfavoring, consistently or consciously, any particular client. LSV has procedures designed to ensure that all clients are treated fairly and to prevent these potential conflicts from influencing the allocation of investment opportunities among clients. On a quarterly basis, LSV's Forensic Testing Committee, consisting of the Chief Compliance Officer, Compliance Officer, Chief Operating Officer and Compliance Analyst, reviews, among other things, allocations of investment opportunities among clients and allocations of partially-filled block trades to confirm consistency with LSV’s policies and procedures.

Compensation Structure.

Portfolio Manager	Fund	Compensation Structure

James Reber Thomas Seto Xiaozhen Li, CFA	Core Equity Fund, International Fund

Parametric believes that its compensation packages, which are described below, are adequate to attract and retain high-caliber professional employees. Please note that compensation for investment professionals is not based directly on investment performance or assets managed, but rather on the overall performance of responsibilities. In this way, the interests of portfolio managers are aligned with the interests of investors without providing incentive to take undue or insufficient investment risk. It also removes a potential motivation for fraud. Violations of Parametric’s policies would be a contributing factor when evaluating an employee’s discretionary bonus.

Compensation Structure

Compensation of investment professionals has three primary components: (1) a base salary; 2) an annual cash bonus; and (3) annual equity-based compensation for eligible employees.

Parametric investment professionals also receive certain retirement, insurance and other benefits that are broadly available to Parametric employees. Compensation of Parametric professionals is reviewed on an annual basis. Stock-based compensation awards and adjustments in base salary and bonuses are typically paid and/or put into effect at, or shortly after, the firm’s fiscal year-end, October 31.

Method to Determine Compensation

Parametric seeks to compensate investment professionals commensurate with responsibilities and performance while remaining competitive with other firms within the investment management industry.

Salaries, bonuses and stock-based compensation are also influenced by the operating performance of Parametric and its parent company, Eaton Vance Corp. ( EVC ). While the salaries of investment professionals are comparatively fixed, cash bonuses and stock-based compensation may fluctuate from year-to-year, based on changes in financial performance and other factors. Parametric also offers opportunities to move within the organization, as well as incentives to grow within the organization by promotion.

Additionally, Parametric participates in compensation surveys that benchmark salaries against other firms in the industry. This data is reviewed, along with a number of other factors, so that compensation remains competitive with other firms in the industry.

Clifford S. Asness Michele L. Aghassi Andrea Frazzini Ronen Israel Lars N. Nielsen	Core Equity Fund	The compensation for each of the portfolio managers that are a Principal of AQR is in the form of distributions based on the net income generated by AQR and each Principal’s relative ownership in AQR. Net income distributions are a function of assets under management and performance of the funds and accounts managed by AQR. A Principal’s relative ownership in AQR is based on cumulative research, leadership and other contributions to AQR. There is no direct linkage between assets under management, performance and compensation. However, there is an indirect linkage in that superior performance tends to attract assets and thus increase revenues. Each portfolio manager is also eligible to participate in AQR’s 401(k) retirement plan which is offered to all employees of AQR.

Jim O’Shaughnessy Patrick O’Shaughnessy , CFA Chris Meredith , CFA Scott Bartone, CFA Travis Fairchild , CFA	Core Equity Fund

At OSAM the Senior Portfolio Managers, Director of Trading, Client Portfolio Manager, and Portfolio Managers are all equity owners and are compensated through an annual salary, a discretionary bonus, and profit distributions. The Assistant Portfolio Manager, Research Analysts, and Traders are compensated through a structure that includes an annual salary and a discretionary incentive bonus. No portion of the discretionary bonus is deferred.

Portfolio Manager	Fund	Compensation Structure

OSAM’s portfolio management team is responsible for all of its strategies. Compensation for portfolio managers and assistant portfolio managers is not tied to under/over performance of any particular strategy or account as no strategy or account is more important than another.

Donald M. Cobin, CFA Timothy P. Hasara Christian McDonald, CFA	Small Companies Fund

KCM’s compensation structure is designed to directly tie investment professionals to the performance of client portfolios and thus to align its employees’ interests with those of its clients. KCM believes its measures to be highly objective and significantly driven by the performance contribution attributable to each investment professional.

Portfolio manager compensation begins with base salary and is typically augmented by both quarterly and annual bonuses. Quarterly investment performance bonuses are generally based upon the returns generated for client accounts relative to one or more identified benchmarks on a one-year basis, and also relative to industry peers on a rolling three-year basis. Other forms of variable compensation, including annual bonuses, are typically based upon the achievement of certain goals (such as assets under management and investment performance) as well as subjective scoring.

Michael M. Meyer, CFA Edward W. O’Connor, CFA R. James O’Neil, CFA Mehul Trivedi, CFA William Weber, CFA	Small Companies Fund

Cooke & Bieler gives careful thought to its compensation policies, seeking to blend incentives for individual and team performance over both the short and long term with the goal of aligning its interests with those of its clients. Compensation consists of three components – base salary, bonus (tied to investment performance for the investment team), and distribution of the profits based upon a partner’s percentage ownership in the firm.

The investment team participates in a bonus pool which is allocated through a peer review process. The size of the pool varies with the overall success of the firm. Allocations among the investment team are largely determined by the investment results attributed to each individual. In order to match incentives with a long-term investment horizon, investment results are calculated using a 4-year rolling average. The years are time weighted with the trailing year weighted 40%, the prior year 30%, and years 3 and 4, 20%, and 10% respectively. Bonuses typically range from 1x to 4x one’s base salary.

John J. Flynn Evan D. Fox, CFA Benjamin S. Silver, CFA, CPA	Small Companies Fund	Portfolio managers and other investment professionals at Pzena are compensated through a combination of fixed base salary, annual performance bonus and equity ownership, if appropriate due to superior performance. Pzena avoids the compensation model that is driven by individual security performance, as this can lead to short-term thinking which is contrary to the firm’s value investment philosophy. The portfolio managers’ bonuses are not specifically dependent upon the performance of the portfolios relative to the performance of the portfolios’ benchmarks. For investment professionals, we examine such things as effort, efficiency, ability to focus on the correct issues, stock modeling ability, and ability to successfully interact with company management. However, Pzena always looks at the person as a whole and the contributions that they have made and are likely to make in the future. Longer-term success is required for equity ownership consideration. Ultimately, equity ownership is the primary tool used by Pzena for attracting and retaining the best people.

Paul J. Jungquist, CFA , CPA Todd S. Emerson, CFA Kevin P. O’Brien, CFA Kurt van Kuller, CFA	Tax-Exempt Bond Fund	The portfolio managers are employees of Sit and receive compensation from Sit. The compensation of the portfolio managers and analysts is comprised of a fixed base salary, an annual bonus, and periodic deferred compensation bonuses. Portfolio managers and analysts also participate in the profit sharing 401(k) plan of Sit. Competitive pay in the marketplace is considered in determining total compensation. The bonus awards are based on the attainment of personal and company goals which are comprised of a number of subjective and objective factors, including: the annual composite investment performance (pre-tax) of Sit’s accounts (which may include the Fund) relative to the investment accounts’ benchmark index (which may include the primary benchmark of the Fund); Sit’s growth in assets under management from new assets (which may include assets of the Fund); profitability of Sit; and the quality of investment research efforts. Contributions made to Sit’s profit sharing 401(k) plan are subject to the limitations of the Internal Revenue Code and Regulations. The portfolio managers own equity interests in Sit.

Portfolio Manager	Fund	Compensation Structure

N. David Samra Ian P. McGonigle, CFA Joseph Vari	International Fund	Artisan Partners’ portfolio managers are compensated through a fixed base salary or similar payment and a subjectively determined incentive bonus or payment that is a portion of a bonus pool, the aggregate amount of which is tied to Artisan Partners’ fee revenues generated by all accounts included within the manager’s investment strategies, including the International Fund. Portfolio managers also receive a portion of the performance fee revenues or allocations from private funds sponsored by Artisan Partners. The portfolio managers also participate in group life, health, medical reimbursement, and retirement plans that are generally available to all of Artisan Partners’ salaried associates.

Kurt Winrich Paul Black Peter Hunkel Mike Trigg Sanjay Ayer, CFA Greg Ise, CFA	International Fund

Compensation for WCM portfolio management personnel consists of a salary with a possible bonus, fee-share, and ownership component. Salary levels are based on the individual’s degree of industry tenure, experience, and responsibilities at the firm. The bonus component is discretionary based on the portfolio manager’s individual performance and the overall performance of WCM, taking into account both qualitative and quantitative performance measures in the management of their funds, other responsibilities, and other firm factors, including, assets under management and company profitability. Portfolio managers may share in the revenue generated by the investment strategy for which they are responsible. Finally, portfolio managers may also receive long-term incentive bonus in the form of shares of the firm.

Portfolio managers are also eligible to participate in a 401(k ) program which has a company match that includes a contribution based on the profitability of the firm.

Josef Lakonishok Menno Vermeulen, CFA Puneet Mansharamani, CFA Greg Sleight Guy Lakonishok, CFA	International Fund	LSV's portfolio managers' compensation consists of a fixed salary and discretionary bonus. Each of the portfolio managers is a partner of LSV and thereby receives a portion of the overall profit of the firm as part of his ownership interests. The bonus is based upon the profitability of the firm and individual performance. Individual performance is subjective and may be based on a number of factors, such as the individual's leadership and contribution to the strategic planning and development of the investment group. The portfolio managers also participate in an extensive benefits program.

Share Ownership by Portfolio Managers. The following table indicates as of December 31, 2019 the value, within the indicated range, of shares beneficially owned by the portfolio managers in each Fund they manage. For purposes of this table, the following letters indicates the range indicated below:

A -	$0
B -	$1 - $10,000
C -	$10,001 - $50,000
D -	$50,001 - $100,000
E -	$100,001 - $500,000
F -	$500,001 - $1,000,000
G -	More than $1 million

Portfolio Manager	Fund	Ownership
James Reber	Core Equity Fund, International Fund	A
Thomas Seto	Core Equity Fund, International Fund	A
Xiaozhen Li, CFA	Core Equity Fund, International Fund	A
Clifford S. Asness	Core Equity Fund	A
Michele L. Aghassi	Core Equity Fund	A
Andrea Frazzini	Core Equity Fund	A
Ronen Israel	Core Equity Fund	A
Lars N. Nielsen	Core Equity Fund	A
Jim O’Shaughnessy	Core Equity Fund	A
Chris Meredith, CFA	Core Equity Fund	A
Scott Bartone, CFA	Core Equity Fund	A
Patrick O’Shaughnessy, CFA	Core Equity Fund	A
Travis Fairchild, CFA	Core Equity Fund	A
Donald M. Cobin, CFA	Small Companies Fund	A
Timothy P. Hasara	Small Companies Fund	A
Christian McDonald, CFA	Small Companies Fund	A
Michael M. Meyer, CFA	Small Companies Fund	A
Edward W. O’Connor, CFA	Small Companies Fund	A
R. James O’Neil, CFA	Small Companies Fund	A
Mehul Trivedi, CFA	Small Companies Fund	A
William Weber, CFA	Small Companies Fund	A
John J. Flynn	Small Companies Fund	A
Evan D. Fox, CFA	Small Companies Fund	A
Benjamin S. Silver, CFA, CPA	Small Companies Fund	A
Paul J. Jungquist, CFA , CPA	Tax-Exempt Bond Fund	A
Todd S. Emerson, CFA	Tax-Exempt Bond Fund	A
Kevin P. O'Brien, CFA	Tax-Exempt Bond Fund	A
Kurt van Kuller, CFA	Tax-Exempt Bond Fund	A
N. David Samra	International Fund	A
Ian P. McGonigle, CFA	International Fund	A
Joseph Vari	International Fund	A
Kurt Winrich	International Fund	A
Paul Black	International Fund	A
Peter Hunkel	International Fund	A
Mike Trigg	International Fund	A
Sanjay Ayer, CFA	International Fund	A
Greg Ise, CFA	International Fund	A
Josef Lakonishok	International Fund	A
Menno Vermeulen, CFA	International Fund	A
Puneet Mansharamani, CFA	International Fund	A
Greg Sleight	International Fund	A
Guy Lakonishok, CFA	International Fund	A

EXECUTIVE OFFICERS AND TRUSTEES

Information About the Independent Trustees

Name and Age	Positions Held With the Funds	Term of Office	Principal Occupation or Employment During the Last Five Years and Other Relevant Experience	Number of Portfolios in the Fund Complex to Be Overseen by the Trustee	Other Directorships Held by the Trustee During the Last 5 Years
Charles W. Rasmussen[1] (53) 30 East 7th Street Saint Paul, Minnesota 55101	Trustee, Chair of the Board	As Trustee: Tenure: 2000 – Present Term: Indefinite As Chair : Tenure: 2020 – Present Term: Indefinite	President and Chief Executive Officer, P&G Manufacturing , Inc. (air filtration equipment, 2002 – Present )	4	Forest History Society (non-profit , 2018 – Present), Nu Star Inc. (private company, 2014 – Present)
Sara G. Dent (61) 30 East 7th Street Saint Paul, Minnesota 55101	Trustee, Chair of the Governance and Nominating Committee	As Trustee: Tenure: 2013 – Present Term: Indefinite As Chair of the Governance and Nominating Committee: Tenure: 2019 – Present Term: Indefinite	Private Investor	4	None
Laura E. Rasmussen[1] (56) 30 East 7th Street Saint Paul, Minnesota 55101	Trustee, Chair of the Audit Committee	As Trustee: Tenure: 2000 – Present Term: Indefinite As Chair of the Audit Committee: Tenure: 2016 – Present Term: Indefinite	Business Owner, 3 Kittens Needle Arts (textile sales, 2006 – Present)	4	None
James E. Johnson (77) 30 East 7th Street Saint Paul, Minnesota 55101	Trustee	Tenure: 2011 – Present Term: Indefinite	Retired as Executive Vice President, Securian Financial Group, Inc. in 2010, Securian Financial Group, Inc. (1968 –2010)	4	None
Lindsay R. Schack (42) 30 East 7th Street Saint Paul, Minnesota 55101	Trustee	Tenure: 2015 – Present Term: Indefinite	Owner and Architect, LS Architecture (2013 – Present), Adjunct Faculty, Montana State University School of Architecture (2007 – 2013)	4	None
David M. Weyerhaeuser (61) 30 East 7th Street Saint Paul, Minnesota 55101	Trustee	Tenure: 2016 – Present Term: Indefinite	Vice President, Sales and Marketing, Northwest Hardwoods (lumber manufacturer and distributor, 1991 – 2016)	4	Chicago Capital, LLC (investment adviser, 2018 – Present) R.D. Merrill Company, Inc. (private company, 1992 – Present)

1 Mr. Rasmussen and Ms. Rasmussen are siblings-in-law.

Information about the Funds’ Executive Officers and Interested Trustees

Name and Age	Positions Held With the Funds	Term of Office	Principal Occupation or Employment During the Last Five Years and Other Relevant Experience	Number of Portfolios in the Fund Complex to Be Overseen by the Officer/ Trustee	Other Directorships Held by the Officer/ Trustee During the Last 5 Years
E. Rodman Titcomb, Jr. [2] (71) 30 East 7th Street Saint Paul, Minnesota 55101	Trustee	Tenure: 2016 – Present Term: Indefinite	Chairman and Chief Executive Officer, Rock Island Company (Communications and event planning, 1998 – 2013), Managing Director, Elizabeth Ordway Dunn Foundation (1983 – 2013)	4	None
Justin H. Weyerhaeuser [3] (46) 30 East 7th Street Saint Paul, Minnesota 55101	Trustee, President and Treasurer	As Trustee: Tenure: 2008 – Present Term: Indefinite As President and Treasurer: Tenure: 2013 – Present Term: Reappointed Annually	Private Investor (February 2013 – Present), Attorney, Davis Graham & Stubbs LLP (law firm, November 2011 – February 2013)	4	None
Karen P. Rau (60) 30 East 7th Street Saint Paul, Minnesota 55101	Secretary and Interim Chief Compliance Officer	As Secretary: Tenure: 2020 – Present Term: Reappointed Annually As Interim Chief Compliance Officer : Tenure: 2020 – Present Term: Reappointed Annually	Senior Compliance Analyst , Fiduciary Counselling, Inc. (August 2016 – Present), Regional Manager, Fifth Third Bank (October 2013 – July 2016)	N/A	N/A
Shari L. Clifford (51) 30 East 7th Street Saint Paul, Minnesota 55101	Assistant Treasurer	Tenure: 2014 – Present Term: Reappointed Annually	Chief Financial Officer and Treasurer, Fiduciary Counselling, Inc. (February 2014 – Present), Controller and Finance Director, Woodbury Financial Services, Inc. (November 2007 – February 2014)	N/A	N/A
Michael D. Jiang (35) The Northern Trust Company 50 South LaSalle Street Chicago, IL 60603	Assistant Secretary	Tenure: 2016 – Present Term: Reappointed Annually	Vice President, (2018 – Present), Second Vice President, The Northern Trust Company, (2015 – 2018), Cabrini Green Legal Aid (2014 – 2015)	N/A	N/A

2 Mr. Titcomb is an interested Trustee due to his brother’s position as a director of CMC.

3 Mr. Justin H. Weyerhaeuser is an interested Trustee due to his position as the Funds’ President and Treasurer.

 Responsibilities of the Board of Trustees

The business and affairs of the Trust are managed by the Trustees and they have all powers and authority necessary, appropriate or desirable to perform that function. The Trustees have full power and authority to do any and all acts and to make and execute any and all contracts and instruments that they may consider necessary, appropriate or desirable in connection with the management of the Trust. The Board of Trustees initially approves investment management, subadvisory, and other service provider agreements. The Board of Trustees annually evaluates the services received under the investment management and subadvisory agreements to determine whether to continue these agreements. The members of the Board of Trustees were selected for their understanding of the Funds’ distribution strategy and the general investment objectives of the shareholders of the Funds. Each Trustee also was selected due to their long-standing experience as private investors and ability to understand investment concepts and strategies, which allow the Trustees to provide effective oversight of CMC and the subadvisers. In addition, Charles W. Rasmussen, Laura E. Rasmussen and Lindsay R. Schack have management experience as business owners and Justin H. Weyerhaeuser has worked as an outside attorney. James E. Johnson has over 40 years of experience in the financial services industry. Sara G. Dent has an extensive background in both the financial services industry and business management. E. Rodman Titcomb, Jr. has an extensive background in both the financial services industry and business management and also previously practiced law. David M. Weyerhaeuser has extensive experience in business management. Although the Board of Trustees does not have a formal diversity policy, it endeavors to comprise itself of members with a broad mix of professional and personal backgrounds.

The Board of Trustees’ role includes monitoring risks identified during meetings of the Board or its Committees. The Board, or its Committees, receive and review reports from CMC and the Trust’s subadvisers, chief compliance officer, fund counsel, and representatives of other service providers. These reports may cover risks related to a specific Fund, such as valuation or liquidity risk, or may address broader market or operational risks. Each of the Trust’s subadvisers is responsible for the day-to-day management and monitoring of its respective portfolio(s). These subadvisers periodically present in-person to the Board of Trustees and also provide recurring written reports on portfolio activity to the chief compliance officer and president of CMC. These presentations and written reports may address specific market, investment or operational risks as appropriate. The Audit Committee of the Board of Trustees also meets at least annually with representatives of the Funds’ independent auditors.

The Board of Trustees, including a majority of the Independent Trustees, has adopted a retirement policy pursuant which a trustee shall resign no later than the date of his or her 75th birthday, effective as of the first Board meeting occurring after such trustee’s birthday, provided however that the Board, in its discretion, may waive such requirements.

During the fiscal year ended December 31, 2019 , the Board held five meetings.

Charles W. Rasmussen , an Independent Trustee, serves as Chair of the Board of Trustees.

The Board of Trustees has appointed a standing Governance and Nominating Committee comprised solely of the Independent Trustees. Sara G. Dent serves as Chair of the Governance and Nominating Committee. The Governance and Nominating Committee has been established for the following purposes: (i) identify individuals qualified to become members of the Board of Trustees in the event that a position is vacated or created, (ii) consider all candidates proposed to become members of the Board of Trustees, (iii) select and nominate, or recommend for nomination by the Board of Trustees, candidates for election as Trustees (iv) set any necessary standards or qualifications for service on the Board of Trustees , (v) make recommendations regarding committees of the Board of Trustees, (vi) oversee the annual self-assessment of the Board of Trustees, (vii) periodically review the size and composition of the Board, and (viii) periodically review Trustee compensation. The Governance and Nominating Committee does not have a formal policy that specifically addresses whether the Governance and Nominating Committee will consider shareholder nominees for election to the Board of Trustees.

During the fiscal year ended December 31, 2019 , the Governance and Nominating Committee held two meetings.

The Board of Trustees has organized an Audit Committee comprised solely of the Independent Trustees. Laura E. Rasmussen serves as Chair of the Audit Committee. The duties of the Audit Committee include (i) overseeing the accounting and financial reporting processes and related internal controls, (ii) overseeing and reviewing the results of the independent audits, and (iii) evaluating the qualifications, independence and performance of the independent auditors and making recommendations to the Board of Trustees regarding the selection of independent auditors.

During the fiscal year ended December 31, 2019 , the Audit Committee held four meetings.

Set forth below is information concerning investments in the Funds by each Trustee as of December 31, 2019 .

Name	Dollar Range of Equity Securities in Each Fund		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Sara G. Dent	Core Equity Fund International Fund Small Companies Fund Tax-Exempt Fund	[ ] [ ] [ ] [ ]	[ ]
James E. Johnson	Core Equity Fund International Fund Small Companies Fund Tax-Exempt Fund	[ ] [ ] [ ] [ ]	[ ]
E. Rodman Titcomb, Jr.	Core Equity Fund International Fund Small Companies Fund Tax-Exempt Fund	[ ] [ ] [ ] [ ]	[ ]
Charles W. Rasmussen	Core Equity Fund International Fund Small Companies Fund Tax-Exempt Fund	[ ] [ ] [ ] [ ]	[ ]
Laura E. Rasmussen	Core Equity Fund International Fund Small Companies Fund Tax-Exempt Fund	[ ] [ ] [ ] [ ]	[ ]
Lindsay R. Schack	Core Equity Fund International Fund Small Companies Fund Tax-Exempt Fund	[ ] [ ] [ ] [ ]	[ ]
David M. Weyerhaeuser	Core Equity Fund International Fund Small Companies Fund Tax-Exempt Fund	[ ] [ ] [ ] [ ]	]
Justin H. Weyerhaeuser	Core Equity Fund International Fund Small Companies Fund Tax-Exempt Fund	[ ] [ ] [ ] [ ]	[ ]

As of April 1, 2020 , members of the Board of Trustees and officers of the Trust, as a group, owned [ ]% of the International Fund, [ ]% of the Tax-Exempt Bond Fund, [ ]% of the Core Equity Fund, and [ ]% of the Small Companies Fund.

Information Regarding Affiliations of the Independent Trustees

No independent Trustee or immediate family member of such Trustee owns any equity securities in any investment adviser, underwriter or other person who is directly or indirectly controlling, controlled by or under common control with an investment adviser or underwriter of the Funds. No independent Trustee or immediate family member has been involved in any transaction with such persons or organizations, or the provision of or receipt of any services to or from such persons or organizations (other than routine retail transactions). No officer of any such organization serves on the board of directors of any company of which any independent trustee serves as an officer.

Compensation of Trustees and Officers

The Trustees generally meet five times per year. Each Trustee is paid a $ 3 ,000 annual retainer, $ 3 ,000 per meeting attended in person, and $ 650 if attending via telephone. For committee meetings, Trustees are paid $ 325 if such committee meeting occurs separately from a regularly scheduled Trustee meeting. Members of the Audit Committee are paid $ 615 for the meeting during which the annual report to shareholders and the results of the annual audit are reviewed with the independent auditors. Charles W. Rasmussen , who serves as Chair of the Board of Trustees, receives an additional retainer of $ 12,500 . These compensation rates remain in effect through December 31, 2020 . Expenses incurred by Trustees in attending meetings are reimbursed. Justin H. Weyerhaeuser receives compensation of $ 166,600 annually for his services as President and Treasurer of the Trust. Such Trustee and officer fees and expenses are reimbursed or paid for by CMC under the advisory agreements. The following table sets forth the amounts of compensation received by each Trustee related to services during the year ended December 31, 2019 .

Name of Trustee	Aggregated Compensation From Trust	Pension or Retirement Benefits Accrued As Part of the Funds’ Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex Paid to Trustees
Sara G. Dent	$[ ]	None	None	$[ ]
James E. Johnson	$[ ]	None	None	$[ ]
Charles W. Rasmussen	$[ ]	None	None	$[ ]
Laura E. Rasmussen	$[ ]	None	None	$[ ]
Lindsay R. Schack	$[ ]	None	None	$[ ]
E. Rodman Titcomb, Jr.	$[ ]	None	None	$[ ]
David M. Weyerhaeuser	$[ ]	None	None	$[ ]
Justin H. Weyerhaeuser (as Trustee)	$[ ]	None	None	$[ ]
Justin H. Weyerhaeuser (as President and Treasurer)	$[ ]	None	None	$[ ]

Personal Securities Transactions. The Trust, the investment manager and each subadviser have each adopted a code of ethics under Rule 17j-1 of the 1940 Act, which is applicable to officers, trustees/directors and designated employees. Each code permits such persons to engage in personal securities transactions for their own accounts, including securities that may be purchased or held by a Fund, and is designed to prescribe the means reasonably necessary to prevent conflicts of interest from arising in connection with personal securities transactions. Each code is on public file with and available from the Commission.

NET ASSET VALUE

The net asset value per share of each Fund is determined as of the close of regular trading on the NYSE (the “Closing Time”) on each day that the NYSE is open for trading. The New York Stock Exchange is usually closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and the previous Friday or following Monday if any holiday falls on a Saturday or Sunday. Net asset value per share is determined by dividing the value of all of a Fund’s assets, less its liabilities, by the number of shares outstanding. Investments in securities are valued at the Closing Time at the last available sale price on the principal exchange or market where they are traded. The Funds generally value equity securities traded on the NASDAQ Stock Market at the NASDAQ Official Closing Price. Securities which have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the last bid and asked prices. Securities for which no market quotations are readily available (including those for which trading has been suspended) or where market quotations are determined to be unreliable will be valued at fair value as determined in good faith by the Board of Trustees, although the actual computations may be made by persons acting at the direction of the Board of Trustees. Additionally the Trust, in its discretion, may make adjustments to the prices of securities held by International Fund if an event occurs after the publication of market values normally used by International Fund, but before the time as of which the International Fund calculates its net asset value, depending on the nature and significance of the event, consistent with applicable regulatory guidance. In this case, the International Fund may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Fund’s net asset value is calculated. The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments. The price at which a purchase order is filled is the net asset value per share next computed after payment and a properly completed application are received by the transfer agent, unless a later computation date is specified by the investor on the purchase order.

HOW ARE SHARES PURCHASED?

Shares may be purchased directly from each Fund. There is no sales charge or underwriting commission on purchases of shares of the Funds. In order to purchase shares of a Fund, an investor must either send a check or wire funds to the transfer agent and deliver to the transfer agent a completed Purchase Order and Account Application.

Minimum Purchases. No initial investment of less than $1,000 will be accepted by the Funds. However, reinvestments of dividends and capital gain distributions will be permitted, even if the amount of any such reinvestment is less than $1,000. The minimum investment requirement is waived for the ReFlow Liquidity Program.

Minimum Account Size. If a shareholder holds shares of a Fund in an account which, as a result of redemptions, has an aggregate net asset value of less than $1,000, the Fund may redeem the shares held in such account at net asset value if the shareholder has not increased the net asset value of such shares in the account to at least $1,000 within three months of notice in writing by the Fund to the shareholder of the Fund’s intention to redeem such shareholder’s shares. During the three months following the mailing of such notice, each shareholder so notified has the opportunity to increase the value of his or her account to $1,000 and avoid redemption. An involuntary redemption consummated at a price below the shareholder’s cost would result in a loss to the shareholder. The minimum account size requirement is waived for the ReFlow Liquidity Program.

Each Fund reserves the right to waive or change minimum and additional investment amounts, and minimum account sizes. The Trust reserves the right in its sole discretion to withdraw all or any part of the offering of shares of the Funds when, in the judgment of the trustees or the investment manager, such withdrawal is in the best interests of the Trust. An order to purchase shares is not binding on, and may be rejected by, the Trust until it has been confirmed in writing.

Fund Accounts. When a shareholder first purchases shares of a Fund, an account is opened in his or her name on the records of that Fund. This account provides a convenient means to make additional investments and provides for regular transaction statements without the necessity of receiving and storing certificates. When a shareholder purchases or sells shares of a Fund, an account statement showing the details of such transaction will be sent to the shareholder.

Share Certificates. Certificates representing shares of a Fund ordinarily will not be issued. However, the Board of Trustees may, in its sole discretion, authorize the issuance of certificates for shares of a Fund to shareholders who make a specific written request for share certificates.

Please be advised that abandoned or unclaimed property laws for certain states (to which your account may be subject) require financial organizations to transfer (escheat) unclaimed property (including shares of a Fund) to the appropriate state if no activity occurs in an account for a period of time specified by state law. If you are a resident of Texas, you may designate a representative to receive escheatment or abandoned property notices regarding Fund shares. Shareholders that hold their shares through a financial intermediary should contact such financial intermediary to designate a representative.

EXCHANGE OF SHARES

Subject to the restrictions set forth below, some or all of the shares of a Fund, including shares purchased with reinvested dividends and/or capital gain distributions, may be exchanged for shares of another Clearwater Fund on the basis of the net asset value per share of each Fund at the time of exchange.

Instructions for exchanges are made by delivery to the transfer agent of an exchange request signed by the record owner(s) exactly as the shares being exchanged are registered. New accounts must be established with the same registration information as the account from which the exchange is to be made. The dollar amount exchanged must at least equal the $1,000 minimum investment required for each of the Funds. However, exchanges of shares of one Fund for shares of the other Fund in which the shareholder has an existing account will be permitted, even if the value of the shares exchanged is less than $1,000.

A shareholder should consider the differences in investment objectives and policies of the Funds, as described in this Prospectus, before making any exchange. For federal and (generally) state income tax purposes, an exchange of shares is treated as a redemption of the shares exchanged followed by the purchase of new shares and, therefore, is a taxable transaction for the shareholder making the exchange.

Currently, there is no charge for the exchange privilege or limitation as to the frequency of exchanges. The Trust may terminate or suspend the right to make exchange requests, or impose a limit on the number of exchanges that may be effected by a shareholder within any calendar year, or impose a transaction fee in connection with any exchange, at any time with notice to shareholders as required by law.

HOW ARE SHARES REDEEMED?

Any shareholder of any of the Funds has the right to offer shares for redemption by the Trust. Redemptions will be effected at the net asset value per share next determined after receipt by the transfer agent of all required documents from the redeeming shareholder, unless a later redemption date is specified by the investor on the redemption request. Payment will be made within seven days after a redemption has been effected. However, if shares to be redeemed were recently purchased by check, a Fund may delay transmittal of redemption proceeds until it has assured itself that good funds have been collected for the purchase of such shares. This may take up to 15 days. A Fund may effect redemptions in kind (i.e., pay redemption proceeds consisting of portfolio securities or other non-cash assets) for redemptions in excess of $1 million if the investment manager determines, in its sole discretion, that any such redemption would be in the best interests of the Fund. A Fund may also use redemption in kind for certain Fund shares held by ReFlow. The securities will be chosen by the Fund and valued using the same procedures as used in calculating the Fund’s net asset value. In order to redeem shares of a Fund, a shareholder must deliver to the transfer agent a redemption request which has been endorsed by the record holder(s) exactly as the shares are registered, and where the redemption proceeds are to be sent to an address other that the address of record, with the signature(s) guaranteed by any one of the following institutions: (i) a bank; (ii) a securities broker or dealer, including a government or municipal securities broker or dealer, that is a member of a clearing corporation or has net capital of at least $100,000; (iii) a credit union having authority to issue signature guarantees; (iv) a savings and loan association, a building and loan association, a cooperative bank, a federal savings bank or association; or (v) a national securities exchange, a registered securities exchange or a clearing agency, provided that any such institution satisfies the standards established by the transfer agent.

If a share certificate has been issued at the discretion of the Board of Trustees, the shares represented by such certificate may be redeemed only if the share certificate is included with such redemption request and the certificate is properly endorsed with signature(s) so guaranteed or is accompanied by a properly endorsed stock power with signature(s) so guaranteed.

Net asset value per share for the purpose of redemption is determined in the manner described in “Net Asset Value.” The net asset value per share received upon redemption may be more or less than the cost of shares to an investor, and a redemption is a taxable transaction for the redeeming shareholder.

Redemptions may be suspended or payment postponed during any period in which any of the following conditions exists: the NYSE is closed or trading on the NYSE is restricted; an emergency exists as a result of which disposal by the trust of securities owned by a Fund is not reasonably practicable or it is not reasonably practicable for the custodian fairly to determine the value of the Fund’s net assets; or the Commission, by order, so permits.

TAXES

General. Under the Tax Code, each Fund is treated as a separate taxpayer for federal income tax purposes. The Funds do not expect to incur other than nominal state income tax liability.

Each Fund has elected to be treated as a “regulated investment company” under the Tax Code, has qualified and intends to continue to qualify for such treatment for each taxable year. To qualify as a regulated investment company under the Tax Code and be free from any U.S. federal income tax on investment company taxable income and net capital gains distributed to shareholders in accordance with the Tax Code, each Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and timely distribution of its income to shareholders.

In order to qualify as a regulated investment company under the Tax Code, each Fund must, among other things, (i) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Tax Code) (“the 90% income test”) and (ii) diversify its holdings so that at the end of each quarter of each taxable year: (a) at least 50% of the value of the Fund’s total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested in (1) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships. For purposes of the 90% income test, the character of income earned by certain entities in which a Fund invests that are not treated as corporations for U.S. tax purposes (e.g. partnerships or trusts) will generally pass through to such Fund. Consequently, a Fund may be required to limit its equity investments in such entities that earn gross income not qualifying under the 90% income test.

If each Fund qualifies as a regulated investment company and distributes to its shareholders each taxable year an amount equal to or exceeding the sum of (i) 90% of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, each Fund generally will not be subject to U.S. federal income tax on any income of the Fund, including “net capital gain” (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if a Fund meets such distribution requirements, but chooses to retain some portion of its investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. Each Fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain.

4% Excise Tax. Under the Tax Code, each of the Funds will be subject to a nondeductible 4% federal excise tax on a portion of its undistributed ordinary income (not including tax-exempt interest) and capital gain net income if it fails to meet certain distribution requirements by the end of each calendar year. Each Fund intends to make the required distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

Foreign Taxes. Each of the Funds may be subject to foreign withholding or other foreign taxes on its income (including taxes on interest, dividends and capital gains) from certain of its foreign investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to “pass-through” to the Fund’s shareholders the amount of foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) its pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his taxable income or to use it (subject to limitations) as a foreign tax credit against his or her U.S. federal income tax liability. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified after the close of the Fund’s taxable year whether the foreign taxes paid by the Fund will “pass-through” for that year. Various other limitations, including a minimum holding period requirement, apply to limit the credit and/or deduction for foreign taxes for purposes of regular federal tax and/or alternative minimum tax. While it is expected that the International Fund may be eligible to elect to pass such taxes and associated foreign tax credits or deductions through to its shareholders, it is expected that none of the Core Equity Fund, the Tax-Exempt Bond Fund or the Small Companies Fund will be so eligible.

Foreign Exchange Gains and Losses. Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options, futures contracts and similar financial instruments relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Tax Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Under Treasury regulations that may be promulgated in the future, any such transactions that are not directly related to a Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable a Fund to satisfy the 90% income test. If the net foreign exchange loss for a taxable year were to exceed a Fund’s investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such taxable year would not be deductible by a Fund or its shareholders in future taxable years.

Passive Foreign Investment Companies. If Core Equity Fund, Small Companies Fund or International Fund acquires any equity interest (under Treasury regulations that may be promulgated in the future, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond), in certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gain) or that hold at least 50% of their assets in investments producing such passive income (“passive foreign investment companies”), the Fund could be subject to U.S. federal income tax and additional interest charges on “excess distributions” received from such companies or on gain from the sale of stock in such companies, even if all income or on gain actually received by the Fund is timely distributed to its shareholders. A Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Elections may generally be available that would ameliorate these adverse tax consequences, but such elections could require the Fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of capital gains from the sale of stock of private foreign investment companies as ordinary income. A Fund may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments.

Other Investments. Investment by a Fund in zero coupon securities, payment-in-kind securities, deferred interest securities or, in general, any other securities with original issue discount or market discount (if the Fund elects to include market discount in income on a current basis) could require the Fund to recognize income or gain prior to the receipt of cash. However, a Fund must distribute at least annually, all or substantially all of its net taxable and tax-exempt income, including such accrued income, to shareholders to qualify for taxation as a regulated investment company under the Tax Code and avoid U.S. federal income and excise taxes. Therefore, a Fund may have to dispose of its securities under disadvantageous circumstances to generate cash, or may have to by borrow the cash, to satisfy distribution requirements. Management of the Funds will consider these potential adverse tax consequences in evaluating the appropriateness of these investments.

Options written or purchased and futures contracts entered into by a Fund on certain securities, indices and foreign currencies, as well as certain forward currency contracts, may cause a Fund to recognize gains or losses from marking-to-market even though such options may not have lapsed, been closed out, or exercised, or such futures or forward contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses realized by a Fund as long-term or short-term. Certain options, futures and forward contracts relating to foreign currency may be subject to Section 988 of the Tax Code as described above, and accordingly may produce ordinary income or loss. Additionally, a Fund may be required to recognize gain if an option, futures contract, forward contract, short sale against the box, swap or other transaction that is not subject to the mark-to-market rules is treated as a “constructive sale” of an “appreciated financial position” held by a Fund under Section 1259 of the Tax Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though a Fund may receive no corresponding cash amounts, possibly requiring the disposition of Fund securities or borrowing to obtain the necessary cash. Losses on certain options, futures or forward contracts, swaps and/or offsetting positions (portfolio securities or other positions with respect to which a Fund’s risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Tax Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures, forward contracts, swaps and straddles may affect the amount, timing and character of the Fund’s income and gains or losses and hence of its distributions to shareholders.

Tax-Exempt Bond Fund may invest in debt obligations that are rated below investment grade. Investments in debt obligations that are at risk or in default present special issues for Tax-Exempt Bond Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Taxation of Shareholders. Each of Core Equity Fund, Small Companies Fund and International Fund intends to distribute all of its net investment income, any excess of net short-term capital gain over net long-term capital loss, and any excess of net long-term capital gain over net short-term capital loss, after taking into account any capital loss carryovers of the Fund, if any, at least once each year. Tax-Exempt Bond Fund will declare its dividends from investment income daily and distribute these dividends monthly. Distributions from investment company taxable income (which does not include exempt-interest dividends paid by Tax-Exempt Bond Fund, as described below) will be taxable to shareholders either as ordinary income or, if so reported by a Fund and certain other conditions are met, as “qualified dividend income,” as that term is defined in Section 1(h)(11)(B) of the Tax Code, and taxable to individual shareholders at a maximum U.S. federal income tax rate of either 15% or 20% (depending on whether the individual’s income exceeds certain threshold amounts). Distributions from any Fund’s net capital gain will be taxable to shareholders as long-term capital gain regardless of the shareholder’s holding period for the shares.

Dividend distributions to individual shareholders may qualify for such preferential U.S. federal income tax rate to the extent that such dividends are attributable to qualified dividend income from a Fund’s investment in common and preferred stock of U.S. companies and stock of certain foreign corporations, provided that certain holding period and other requirements are met by both the Fund and the shareholders.

A dividend that is attributable to qualified dividend income of a Fund that is paid by the Fund to an individual shareholder will not be taxable as qualified dividend income to such shareholder if (1) the dividend is received with respect to any share of such Fund held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. The amount of a Fund’s distributions that would otherwise qualify for this favorable tax treatment will be reduced as a result of a Fund’s securities lending activities or high portfolio turnover rate.

Capital gain dividends distributed by a Fund to individual shareholders generally will qualify for a maximum federal tax rate of 15% or 20% (depending on whether the individual’s income exceeds certain threshold amounts) on long-term capital gains. A shareholder should also be aware that the benefits of the favorable tax rate on long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

Individuals (and certain other non-corporate entities) are generally eligible for a 20% deduction with respect to taxable ordinary dividends from REITs and certain taxable income from publicly traded partnerships. Currently, there is not a regulatory mechanism for RICs to pass-through the special character of this income to shareholders.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of US individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Distributions by a Fund in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in the Fund’s shares and any such amount in excess of that basis will be treated as gain from the sale or exchange of such Fund’s shares, as discussed below.

Certain dividends declared by a Fund as of a record date in October, November or December and paid by a Fund in January of the following calendar year will be taxable to shareholders as if received on December 31 of the calendar year in which such dividends were declared. In addition, certain other distributions made after the close of a taxable year of a Fund may be “spilled back” and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually received.

Dividends and/or capital gain distributions, if any, may be taken in cash or automatically reinvested in additional shares (at the net asset value per share). All distributions are taxable as described above whether a shareholder takes them in cash or reinvests them in additional shares of a Fund. Shareholders who purchase shares prior to a taxable distribution will nevertheless be required to treat the distribution as ordinary income or long-term capital gain as described above, even though economically it may represent a return of a portion of their investment. Distributions are taxable to shareholders even if they are paid from income or gain earned by a Fund before their investment (and thus were included in the price they paid for their Fund shares). Information regarding the tax status of each year’s distributions will be provided to shareholders annually.

Special Tax Issues Affecting Tax-Exempt Bond Fund’s Shareholders. The Tax Code permits tax-exempt interest received by a Fund to flow through as tax-exempt “exempt-interest dividends” to the Fund’s shareholders, provided that the Fund qualifies as a regulated investment company and at least 50% of the value of the Fund’s total assets at the close of each quarter of its taxable year consists of tax-exempt obligations, i.e., obligations described in Section 103(a) of the Tax Code. That part of a Fund’s net investment income which is attributable to interest from tax-exempt obligations and which is distributed to shareholders will be reported by Tax-Exempt Bond Fund as an “exempt-interest dividend” under the Tax Code.

Tax-Exempt Bond Fund intends to take all actions required under the Tax Code to ensure that the Fund may pay “exempt-interest dividends.” Distributions of net interest income from tax-exempt obligations that are reported by the Fund as exempt-interest dividends are excludable from the federal gross income of the Fund’s shareholders. The Fund’s present policy is to report exempt-interest dividends annually. The Fund will calculate exempt-interest dividends based on the average annual method and the percentage of income reported as tax-exempt for any particular distribution may be substantially different from the percentage of income that was tax-exempt during the period covered by the distribution. Shareholders are required for information purposes to report exempt-interest dividends and other tax-exempt interest on their U.S. federal income tax return. Distributions paid from taxable interest income from any net realized short-term capital gains and certain other taxable sources (e.g., possibly including certain swap payments, income from repurchase agreements, certain income from options or futures contracts or certain stripped tax-exempt obligations or their coupons, income from disposition of rights to when-issued securities prior to issuance, realized market discount, or certain other income) will be taxable to shareholders as ordinary income, whether received in cash or in additional Fund shares.

Under the Tax Code and applicable regulations, interest on indebtedness incurred or continued to purchase or carry shares of an investment company paying exempt-interest dividends, such as Tax-Exempt Bond Fund, will not be deductible by a shareholder in proportion to the ratio of exempt-interest dividends to all dividends (both taxable and tax-exempt) other than those treated as long-term capital gains. Indebtedness may be allocated to shares of Tax-Exempt Bond Fund even though not directly traceable to the purchase of such shares. Federal law also restricts the deductibility of other expenses allocable to shares of such Fund.

For U.S. federal income tax purposes, an alternative minimum tax (“AMT”) is imposed on non-corporate taxpayers to the extent that such tax exceeds a taxpayer’s regular income tax liability (with certain adjustments). Exempt-interest dividends attributable to interest income on private activity bonds are treated as an item of tax preference that is included in alternative minimum taxable income for purposes of computing the federal AMT for all non-corporate taxpayers. The Tax-Exempt Bond Fund may invest up to 20% of its assets in private activity bonds.

Because liability for the AMT depends upon the regular tax liability and tax preference items of a specific taxpayer, the extent, if any, to which any tax preference items resulting from investment in Tax-Exempt Bond Fund will be subject to the tax will depend upon each non-corporate shareholder’s individual situation. For shareholders with substantial tax preferences, the AMT could reduce the after-tax economic benefits of an investment in Tax-Exempt Bond Fund. Each shareholder is advised to consult his or her tax adviser with respect to the possible effects of such tax preference items.

Shares of Tax-Exempt Bond Fund may not be an appropriate investment for persons who are “substantial users” of facilities financed by industrial development revenue or private activity bonds, or persons related to “substantial users.” Consult your tax adviser if you think this may apply to you.

In addition, shareholders who are or may become recipients of Social Security or certain railroad retirement benefits should be aware that exempt-interest dividends are includable in computing “modified adjusted gross income” for purposes of determining the amount of such benefits, if any, that is required to be included in gross income. The maximum amount of Social Security benefits includable in gross income is 85%.

Proposals may be introduced before Congress in the future, the purpose of which will be to restrict or eliminate the U.S. federal income tax exemption for tax-exempt securities. Tax-Exempt Bond Fund cannot predict what additional legislation may be enacted that may affect shareholders. The Fund will avoid investment in tax-exempt securities, which, in the opinion of the investment manager, pose a material risk of the loss of tax exemption. Further, if a tax-exempt security in the Fund’s portfolio loses its exempt status, the Fund will make every effort to dispose of such investment on terms that are not detrimental to the Fund.

Dividends-Received Deduction. Dividends received by Core Equity Fund or Small Companies Fund, if any, from U.S. domestic corporations in respect of any share of stock with a tax holding period of at least 46 days (91 days in the case of certain preferred stock) extending before and after each dividend and distributed and properly reported by the Fund (except for capital gain dividends received from a regulated investment company) may be eligible for the dividends received deduction generally available to corporations under the Tax Code. Any corporate shareholder should consult its tax advisor regarding the possibility that its tax basis in its shares may be reduced, for U.S. federal income tax purposes, by reason of “extraordinary dividends” received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income may be required. In satisfying the minimum holding period requirement stated above (i.e., 46 or 91 days), corporate shareholders will need to take into account any holding period reductions from certain hedging or other transactions or positions that diminish risk of loss with respect to their Fund shares, in order to qualify for the dividends received deduction. Additionally, if corporate shareholders are considered to have entered into a borrowing transaction to acquire Fund shares or otherwise incur debt attributable to Fund shares, they may be denied a portion of the dividends-received deduction. The portion of such dividends eligible for such treatment may, however, be reduced as a result of a Fund’s securities lending activities or by a high portfolio turnover rate.

Redemptions. Redemptions and exchanges of Fund shares generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in Fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if Fund shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder’s adjusted basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss.

The Funds (or their administrative agents) are required to report to the IRS and furnish to shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, FIFO (“first-in, first-out”) or some other specific identification method. Unless you instruct otherwise, the Funds will use average cost as their default cost basis method, and will treat sales as first coming from shares purchased prior to January 1, 2012. The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption. Shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation. Shareholders that hold their shares through a financial intermediary should contact such financial intermediary with respect to reporting of cost basis and available elections for their accounts.

If a shareholder holds Fund shares for six months or less and sells, exchanges or redeems such shares at a loss, the loss will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Losses on redemptions or other dispositions of shares may be disallowed under “wash sale” rules in the event of other investments in a Fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares. In such a case, the disallowed portion of any loss would be included in the U.S. federal tax basis of the shares acquired in the other investments.

Backup Withholding and Other Rules. Dividends, capital gain distributions and the proceeds of redemptions, exchanges or repurchases of shares of a Fund paid to a shareholder will be subject to 24% backup withholding of U.S. federal income tax if such shareholder does not provide the Fund with his or her correct taxpayer identification number and certain certifications required by the Internal Revenue Service (“IRS”) or if the Fund is notified by the IRS or a broker that the shareholder is subject to such withholding. Please refer to the purchase order and account application for additional information.

 Special tax rules apply to IRA or other retirement plans or accounts and to other special classes of investors, such as tax-exempt organizations, financial institutions and insurance companies. You should consult with your own tax adviser regarding the application of any such rules in your particular circumstances.

Under Treasury regulations, if a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Applicability to Shareholders

U.S. Shareholders. The description above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons (i.e., U.S. citizens or residents or U.S. corporations, partnerships, trusts, or estates) and who are subject to federal income tax and hold their shares as capital assets. In addition to federal taxes, a shareholder may be subject to foreign, state and local taxes on distributions from or on the value of shares of a Fund, depending on the laws of the shareholder’s place of residence. The exemption of exempt-interest dividends for federal income tax purposes does not necessarily result in exemption under the tax laws of any state or local taxing authority, which vary with respect to the taxation of such income. Each shareholder is advised to consult his own tax adviser regarding the exemption, if any, of exempt-interest dividends under the state, local tax and foreign laws applicable to the shareholder.

Non-U.S. Shareholders. Shareholders who are not U.S. persons, as defined above, are subject to different tax rules, including a possible U.S. withholding tax at rates up to 30% on certain dividends treated as ordinary income (other than certain dividends derived from short-term capital gains and qualified interest income from U.S. sources of the Fund, and only if the Fund chooses to make a specific report relating to such dividends) and possible backup withholding at the rate of 24% unless an effective IRS Form W-8BEN, IRS Form W-8BEN-E or other authorized withholding certificate is on file. Non-U.S. shareholders may be subject to U.S. federal estate tax on the value of their shares. None of the Funds expect to be a “U.S. real property holding corporation” as defined in section 897(c)(2) of the Code or to be subject to look-through rules for gains from the sale or exchange of U.S. real property interests. If a Fund were a U.S. real property holding corporation, non-U.S. shareholders may be subject to adverse tax consequences with respect to their investment.

The Funds are required to withhold U.S. tax (at a 30% rate) on payments of dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required. Shareholders should consult their tax advisers for information on the application of these rules to their particular situations.

MORE INFORMATION ABOUT THE FUNDS

General. Organized as a Massachusetts business trust, the Trust’s operations are governed by its Declaration of Trust, dated January 12, 1987, as amended and restated March 1, 1998 and as further amended on April 27, 2012 (the “Declaration of Trust”), a copy of which is on file with the office of the Secretary of the Commonwealth of Massachusetts. Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Trust to hold annual meetings of shareholders. As a result, shareholders may not consider the election of trustees or the appointment of independent accountants for the Trust on an annual basis. The Board of Trustees, however, will call a special meeting of shareholders for the purpose of electing trustees if, at any time, less than a majority of trustees holding office at the time were elected by shareholders. The Board of Trustees may remove a trustee by the affirmative vote of at least a majority of the remaining trustees. Under certain circumstances, shareholders may communicate with other shareholders in connection with requesting a special meeting of shareholders.

Under Massachusetts law, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable for the obligations of such trust. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or its trustees. Moreover, the Declaration of Trust provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of the Trust. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability would be limited to circumstances in which the Trust itself would be unable to meet its obligations. In light of the nature of the Trust’s business and the nature and amount of its assets, the possibility of the Trust’s liabilities exceeding its assets, and therefore a shareholder’s risk of personal liability, is extremely remote.

The Declaration of Trust further provides that the Trust shall indemnify each of its trustees for any neglect or wrongdoing of any advisory board member, officer, agent, employee, consultant, investment manager or other adviser, administrator, distributor or principal underwriter, custodian or transfer, dividend disbursing, shareholder servicing or accounting agent of the Trust, nor shall any trustee be responsible for the act or omission of any other trustee. The Declaration of Trust does not authorize the Trust to indemnify any trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties.

Voting. Under the Declaration of Trust, the Board of Trustees is authorized to issue an unlimited number of shares of beneficial interest, which may, without shareholder approval, be divided into an unlimited number of series. Shares of the Trust are freely transferable, are entitled to dividends as declared by the Board of Trustees and, in liquidation, are entitled to receive the net assets of their series, but not of any other series. Shareholders are entitled to cast one vote per share (with proportional voting for fractional shares) on any matter requiring a shareholder vote.

Shareholders of each series vote separately as a class on any matter submitted to shareholders except when otherwise required by the 1940 Act, in which case the shareholders of all series affected by the matter in question will vote together as one class. If the Board of Trustees determines that a matter does not affect the interests of a series, then the shareholders of that series will not be entitled to vote on that matter.

As of April 1, 2020 , the following person owned five percent or more of the voting securities of a Fund:

Name	Total Shares Clearwater Core Equity Fund
[ ]	[ ]%

[ No person owned five percent or more of the voting securities of Clearwater Small Companies Fund, Clearwater Tax-Exempt Bond Fund or Clearwater International Fund as of April 1, 2020.]

An owner of 25% or more of the outstanding voting securities of a Fund is deemed under the 1940 Act to have a “controlling” interest in the Fund. If the Fund held an annual meeting of shareholders, the effect of other shareholders’ voting rights could be diminished by the influence of the controlling shareholder’s substantial voting power.

FINANCIAL STATEMENTS

The financial statements included in the Trust’s annual report for the fiscal year ended December 31, 2019 (as filed with the Commission on [ ], 2020 and accompanying this SAI) are incorporated herein by reference.

PROXY VOTING

The investment manager is a fiduciary that owes each of its clients duties of care and loyalty with respect to all services undertaken on the client’s behalf, including proxy voting. When the investment manager has been delegated proxy-voting authority for a client, the duty of care requires it to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, the investment manager must place its client’s interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of its clients. The Proxy Voting Policies and Procedures are designed to complement the investment process provided to each client. The investment manager believes that the subadviser of each of the Clearwater Funds is in the best position to monitor corporate events and vote proxies in the best interests of each Fund’s shareholders. Therefore, the investment manager has delegated proxy voting authority of each Clearwater Fund to its respective subadviser and the Funds have adopted the proxy voting policies and procedures of their respective subadviser(s). More information about each subadviser’s proxy voting policies and procedures is included in Appendix B. The Clearwater Funds report, on Form N-PX, how the Funds voted any such proxies during the most recent 12-month period ended June 30. Shareholders may request Form N-PX free of charge by calling Fiduciary Counselling, Inc. at 1-888-228-0935 or by sending a written request to: Fiduciary Counselling, Inc., 30 East 7th Street, Suite 2000, St. Paul, MN 55101 Attn: Clearwater Investment Trust. Form N-PX is also available from the EDGAR database on the Commission’s Internet site at http://www.sec.gov.

APPENDIX A - DESCRIPTION OF RATINGS

LONG-TERM ISSUE CREDIT RATINGS

Standard & Poor’s Ratings Services (“S&P”) (Maturity > 1 Yr.)

Rating	Definition
AAA	The highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA	Differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A	Somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB	Exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB	Less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B	More vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC	Currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC	Currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.
C	Currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.
D	In default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Moody’s Investors Service, Inc. (“Moody’s) (Maturity > 1 Yr.)

Rating	Definition
Aaa	Judged to be of the highest quality, subject to the lowest level of credit risk.
Aa	Judged to be of high quality and are subject to very low credit risk.
A	Judged to be upper-medium grade and are subject to low credit risk.
Baa	Judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba	Judged to be speculative and are subject to substantial credit risk.
B	Considered speculative and are subject to high credit risk.
Caa	Judged to be speculative of poor standing and are subject to very high credit risk.
Ca	Highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C	The lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

 Fitch Ratings (“Fitch”) (Maturity > 1 Yr.)

Rating	Definition
AAA	Highest credit quality. The lowest expectation of credit risk. Assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA	Very high credit quality. Very low expectation of default risk. Indicates very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A	High credit quality. Expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB	Good credit quality. Expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
BB	Speculative. Elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.
B	Highly speculative. Material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC	Substantial credit risk. Default is a real possibility.
CC	Very high levels of credit risk. Default of some kind appears probable.
C	Near default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a) the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b) the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c) the formal announcement by the issuer or their agent of a distressed debt exchange.

d) a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.

RD	Restricted default. Indicates an issuer that in Fitch Ratings’ opinion has experienced:

a) an uncured payment default on a bond, loan or other material financial obligation but

b) has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and

c) has not otherwise ceased operating. This would include:

i) the selective payment default on a specific class or currency of debt;

ii) the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

iii) the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; ordinary execution of a distressed debt exchange on one or more material financial obligations.

D	Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ category, or to categories below ‘B’.

SHORT-TERM CREDIT RATINGS

S&P (Maturity < 1 Yr)

Rating	Definition
A-1	The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments is extremely strong.
A-2	Somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
A-3	Exhibits adequate capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.
B	Regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.
C	Currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for it to meet its financial commitments.
R	Under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.
SD and D	An obligor rated 'SD' (selective default) or 'D' has failed to pay one or more of its financial obligations (rated or unrated), excluding hybrid instruments classified as regulatory capital or in nonpayment according to terms, when it came due. An obligor is considered in default unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. A 'D' rating is assigned when S&P Global Ratings believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An 'SD' rating is assigned when S&P Global Ratings believes that the obligor has selectively defaulted on a specific issue or class of obligations, excluding hybrid instruments classified as regulatory capital, but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. An obligor's rating is lowered to 'D' or 'SD' if it is conducting a distressed exchange offer.

Moody’s (Maturity < 13 months)

Rating	Definition
P-1	Superior ability to repay short-term debt obligations.
P-2	Strong ability to repay short-term debt obligations.
P-3	Acceptable ability to repay short-term obligations.
NP	Do not fall within any of the Prime rating categories.

Fitch (Maturity < 13 months)

Rating	Definition
Fl	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3	Fair short-term credit quality. The capacity for timely payment of financial commitments is adequate.
B	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C	High short-term default risk. Default is a real possibility.
RD	Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations.
D	Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

MUNICIPAL OBLIGATIONS RATINGS

S&P (Maturity < 3 Yrs)

Municipal Notes

Rating*	Definition
SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3	Speculative capacity to pay principal and interest.
D	'D' is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Dual Ratings

Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).

Moody’s Investors Service, Inc. (Maturity < 13 months)

Investment Grade Short-Term Municipal Obligations

Rating	Definition
MIG 1	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Variable Municipal Investment Grade

Rating*	Definition
VMIG 1	This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 2	This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 3	This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
SG	This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

* For VRDBs supported with conditional liquidity support, short-term ratings transition down at higher long-term ratings to reflect the risk of termination of liquidity support as a result of a downgrade below investment grade. VMIG ratings of VRDBs with unconditional liquidity support reflect the short-term debt rating (or counterparty assessment) of the liquidity support provider with VMIG 1 corresponding to P-1, VMIG 2 to P-2, VMIG 3 to P-3 and SG to not prime.

Sources:

Moody’s: Rating Symbols and Definitions – February 2019, available on Moody’s website.

S&P: Standard & Poor’s Global Ratings Definitions – October 31, 2018, available on S&P’s website.

Fitch: Rating Definitions –July 2018, available on Fitch’s website.

APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES

CLEARWATER CORE EQUITY FUND AND CLEARWATER INTERNATIONAL FUND

PARAMETRIC PORTFOLIO ASSOCIATES LLC

PROXY VOTING POLICIES AND PROCEDURES

Last Updated	August 22, 2019
Last Reviewed	August 22, 2019
Applicable Regulatory Requirement	Rule 206(4)-6 under the Investment Advisers Act
Related Policies	Conflicts of Interest
Business Group Owners	Proxy Voting Committee
Stewardship Committee

Policy

Parametric Portfolio Associates LLC (“Parametric”) has adopted and implemented these policies and procedures which it believes are reasonably designed to ensure that proxies are voted in the best interests of clients, in accordance with its fiduciary obligations and applicable regulatory requirements. When it has been delegated the responsibility to vote proxies on behalf a client, Parametric will generally vote them in accordance with its Proxy Voting Guidelines, attached hereto as Exhibit A. The Proxy Voting Guidelines are set and annually reviewed by the firm’s Stewardship Committee. Parametric will consider potential conflicts of interest when voting proxies and disclose material conflicts to clients. Parametric will promptly provide these policies and procedures, as well as proxy voting records, to its clients upon request. As required, Parametric will retain appropriate proxy voting books and records. In the event that Parametric engages a third party proxy adviser to administer and vote proxies, it will evaluate its conflicts of interest procedures and confirm its abilities to vote proxies in the client’s best interest.

Regulatory Requirements

Rule 206(4)-6 under the Investment Advisers Act requires that an investment adviser that exercises voting authority over client proxies to adopt and implement policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interest of the client. The rule specifically requires that the policies and procedures describe how the adviser addresses material conflicts of interest with respect to proxy voting. The rule also requires an adviser to disclose to its clients information about those policies and procedures, and how the client may obtain information on how the adviser has voted the client’s proxies. In addition, Rule 204-2 under the Act requires an adviser to retain certain records related to proxy voting.

Responsibility

The Associate , Investment Strategy (the “ Coordinator ”) is responsible for the day-to-day administration of the firm’s proxy voting practices. One or more Investment Strategy personnel are responsible for ensuring proxy ballots are received and voted in accordance with the firm’s Proxy Voting Guidelines (the “Guidelines”). The Director of Responsible Investing (the “Director”) is responsible for providing guidance with regard to the Proxy Voting Guidelines. The Proxy Voting Committee (the “Committee”) is responsible for monitoring Parametric’s proxy voting practices and evaluating proxy advisers engaged to vote proxies on behalf of clients. The Stewardship Committee is responsible for setting and annually reviewing the firm’s Proxy Voting Policies and Procedures and Proxy Voting Guidelines. The Compliance Department is responsible for annually reviewing these policies and procedures to verify that they are adequate, appropriate and effective.

Procedures

Parametric has adopted and implemented procedures to ensure the firm’s proxy voting policies are observed, executed properly and amended or updated, as appropriate. The procedures are summarized as follows:

New Accounts

●	Parametric is generally delegated the responsibility to vote proxies on behalf of clients. ( This responsibility is typically established in the investment advisory agreement between the client and Parametric. If not set forth in the advisory agreement, Parametric will assume the responsibility to vote proxies on the client’s behalf unless it has received written instruction from the client not to.

●	When a new client account is established, Parametric will instruct the client’s custodian to forward all proxy materials to Institutional Shareholder Services (ISS)
●	On a weekly basis, the Coordinator performs a reconciliation to ensure that ISS is receiving the proxy ballots for all client accounts over which Parametric has voting authority.

Proxy Voting Administration

●	Parametric’s proxy voting is administered on a daily basis by the Coordinator, who is a member of Parametric’s Investment Strategy. The Coordinator is responsible for ensuring proxies are voted in accordance with Parametric’s Proxy Voting Guidelines.
●	The Director will review research and guidance issued by third party proxy voting analysts regarding proxy voting issues relevant to Parametric’s clients and monitor upcoming shareholder meetings and votes. The Director will provide guidance to the Coordinator with regard to the Proxy Voting Guidelines and how they apply to proxy ballots. The Director will ensure that rationale for votes cast is properly documented and reviewed by other Committee members, as warranted.
●	Parametric utilizes the ISS ProxyExchange platform to manage, track, reconcile and report proxy voting. Parametric relies on this application to ensure that all proxies are received and voted in timely manner.
●	In the unlikely event that a ballot proposal is not addressed by the Guidelines, the Coordinator will consult with the Director to confirm that the Proxy Voting Guidelines do not address the proxy issue. If confirmed, the Director may escalate the issue to the Committee for their consideration. The Committee can review research and guidance issued by third party proxy adviser when making a vote determination. A vote determination must be approved in writing by not less than two Committee members . The rationale for making the determination will be documented.
●	The Coordinator may abstain from voting a proxy on behalf of a client account if the economic effect on shareholders’ interests or the value of the holding is indeterminable or insignificant (e.g., the security is no longer held in the client portfolio) or if the cost of voting the proxy outweighs the potential benefit (e.g., international proxies which share blocking practices may impose trading restrictions).
●	In the rare occasions that accounts that do not hold public equities receive ballots, the Operations Team is responsible for monitoring those ballots. The Operations Team may work with the Coordinator or the Portfolio Management team to vote the ballots in the best interest of their holders.

Proxy Voting Committee

●	Parametric has established a Committee which shall meet on a quarterly basis to oversee and monitor the firm’s proxy voting practices.
●	On an annual basis, the Committee will review the firm’s Proxy Voting Policies and Procedures and Proxy Voting Guidelines to ensure they are current, appropriate and designed to serve the best interests of clients and fund shareholders and recommend any changes to the Stewardship Committee.

Proxy Adviser Due Diligence

●	In the event that Parametric deems it to be in a client’s best interest to engage a third party proxy adviser, Parametric will exercise due diligence to ensure that it can provide objective research and recommendations. This evaluation will consider the proxy adviser’s business and conflict of interest procedures, and confirm that the procedures address the firm’s conflicts.
●	On an annual basis, Parametric will monitor the performance of the proxy adviser and assess if changes have impacted their conflict of interest procedures. Initial and ongoing due diligence evaluations shall be documented in writing.

Conflicts of interest

●	The Compliance Department will identify and actively monitor potential conflicts of interest which may compromise the firm’s ability to vote a proxy ballot in the best interest of clients. Compliance will maintain a List of Potentially Conflicted Companies and provide it to Investment Strategy whenever it is updated. The list shall identify potential conflicts resulting from business relationships with clients, potential clients, service providers, and the firm’s affiliates.
●	All proxies are voted by Parametric in accordance with the firm’s Proxy Voting Guidelines. If a proxy ballot is received from an issuer on the List of Conflicted Companies and a proposal is not addressed by the Guidelines, the Coordinator will forward the issue to the Director to confirm that the Guidelines do not address the proposal. If confirmed, the Director will escalate the proposal to the Committee.
●	If the Committee determines a material conflict exists and a proposal is not addressed by the Guidelines, it will make a good faith determination as how to vote the proxy (which may include voting abstain on the proposal not covered by the Proxy Voting Guidelines ). The Committee will provide appropriate instructions to the Coordinator.

Proxy Voting Disclosure Responsibilities

●	As a sub-adviser to various mutual funds registered under the Investment Company Act of 1940, Parametric will, upon each fund’s request, compile and transmit in a timely manner all data required to be filed on Form N-PX to the appropriate fund’s administrator or third party service provider designated by the fund’s administrator.
●	Parametric will promptly report any material changes to these policies and procedures to its mutual fund clients to ensure that the revised policies and procedures may be properly reviewed by the funds’ Boards of Trustees and included in the funds’ annual registration statements.

Solicitations and Information Requests

●	Parametric’s proxy voting policies and procedures are summarized and described to clients in Item 17 of the firm’s Form ADV Brochure (Form ADV Part 2A). Parametric will promptly provide a copy of these proxy voting policies and procedures, which may be updated from time to time, to a client upon their request.
●	Parametric’s Form ADV Brochure discloses to clients how they may obtain information from Parametric about how it voted proxies on their behalf. Parametric will provide proxy voting information free of charge upon written request.
●	Parametric will not reveal or disclose to any third-party how it may have voted or intends to vote a proxy until its vote has been counted at the respective shareholder’s meeting. Parametric may in any event disclose its general voting guidelines. No employee of Parametric may accept any benefit in the solicitation of proxies.

Compliance Review

●	On an annual basis, the Compliance Department will review the firm’s proxy voting policies and procedures, as required per Rule 206(4)-7, to confirm that they are adequate, effective, and designed to ensure that proxies are voted in clients’ best interests.

Recordkeeping

●

Parametric will maintain , in an easily accessible place for a period of seven years, all requisite proxy voting books and records, including but not limited to: (1) proxy voting policies and procedures, (2) proxy statements received on behalf of client accounts, (3) proxies voted, (4) copies of any documents that were material to making a decision how to vote proxies, and (5) client requests for proxy voting records and Parametric’s written response to any client request.

EXHIBIT A

PARAMETRIC PORTFOLIO ASSOCIATES LLC

PROXY VOTING GUIDELINES
Dated: February 1, 2018

Stock ownership represents an opportunity to participate in the economic rewards of a long-lived asset and shareholder rights represent an important path to maximizing these benefits. Given this, Parametric expects the companies in which we invest to adhere to effective governance practices and consider their impact on the environment and the communities in which they operate. Our Proxy Voting Guidelines (the Guidelines) are designed to safeguard investor capital over the long-run by supporting qualified, independent boards that show accountability and responsiveness to shareholders and shareholder proposals that are prudent and relevant. In this effort, we consider the work of recognized corporate governance experts and outside research providers, as well as collaborative investor groups.

The Guidelines are reviewed annually and updated as needed. Below we summarize our guiding principles and key considerations for certain types of proposals. In addition to the guiding principles set forth below, Parametric will review research and guidance issued by third party proxy voting service providers in making voting determinations. Proposals that are not addressed by the Guidelines will be reviewed by the Proxy Committee and voted in the manner that best meets our guiding principles.

Board of Directors

Investors rely on the board of directors to oversee management and address reasonable shareholder concerns. Therefore, the independence, competence, and responsiveness of directors is paramount and assessing nominees is a major area of focus in our voting. We expect the board be free of conflicts of interest that would impair their ability to fairly represent the interests of shareholders and to have appropriate expertise. We believe that competent board members can be found throughout the wider population and a high degree of homogeneity on a board may signal the need for systematic improvement in the nomination process. Responsiveness includes a willingness to consider labor, human rights, and environmental issues pertinent to the business, in addition to more routine corporate governance issues. Parametric will vote for nominees who demonstrate these qualities and against individual directors, or the entire board, in their absence. We will generally support shareholder proposals for independent chairman/CEO roles and proxy access, with reasonable requirements.

Conditions that could trigger an against or withhold vote for individual directors or the entire board include:

●	Majority non-independent board, or lack of independence on key committees

●	Insufficient attendance at meetings (generally less than 75%), or excessive number of outside boards

●	Failure to act on shareholder proposals that have received majority support

●	Poor governance practices such as actions to classify the board, or adopt a poison pill or amend bylaws or charter without shareholder approval

We believe that chairman of the board and CEO are different jobs that are best fulfilled by separate individuals, particularly for larger, more complex companies. We expect companies with combined roles to provide a clear rationale for the benefits and to put governance structures in place to protect against compromised oversight, such as a lead or presiding director.

In the case of contested elections, nominees will be subjected to similar analysis and expectations. In particular, dissident directors should present a more compelling strategy for improving company returns than the incumbent board.

Auditors

Investors rely on auditors to attest to the integrity of a company’s financial statements, without which the business could not be properly evaluated. It is essential that auditors be independent, accurate, fair in the fees charged, and not subject to conflicts of interest. Non-audit fees are expected to generally be no more than a quarter of all fees paid. Parametric will generally vote for ratification of auditors that meet this criteria and vote case-by-case on shareholder proposals for mandatory rotation.

Executive Compensation

Executive compensation is an especially complex issue. Properly structured compensation is essential to attracting and retaining effective corporate management. Poorly structured compensation can create perverse incentives and contribute to the erosion of public trust. Achieving an ideal compensation package is complicated by questions around how to measure performance and the extent to which management should be penalized or rewarded by factors outside of their control. In light of this, our primary concern is to be attuned to packages that are truly outside of generally accepted practices, in either magnitude or structure, and may incentivize perverse behavior or result in paying for failure. We believe that total shareholder return as well as other financial metrics can be an appropriate basis for measurement. We generally support compensation that is well-disclosed, reasonably in line with peers and total shareholder returns, and reflects longer-term strategic company goals. We support annual frequency for say on pay votes. In the case of equity based pay, we may oppose plans with the potential dilution of greater than 15%. In the case of severance agreements, we prefer arrangements that are triggered by both a change in control and termination, and are limited to no more than three times recent annual compensation.

Mergers & Acquisitions

Business combinations can be valuable strategic tool but many fail to live up to expectations. Each must be evaluated on a case by case basis. In addition to considering valuation, strategic rationale, any conflicts of interest and potential changes to the governance profile, we may also consider the impact on community stakeholders. We will generally support combinations that appear to have a high chance of improving shareholder value over the long-run.

Capital Structure

Obtaining additional capital may be necessary to finance vital projects and take advantage of opportunities for growth but this potential value must be weighed any potentially negative impact on existing shareholders. Considerations for authorization of certain types of capital are as follows:

●	Common Stock – Voted case-by-case. The rationale for the increase and opportunity cost of not approving the request must overcome the dilutive impact. Prior use of authorized shares will also be considered. Requests for increases more than 100% of the existing authorization will generally be opposed, in the absence of a clear need. In the case of dual-class structure, increases in the class of stock with superior voting rights will be opposed.

●	Preferred Stock – Requests for preferred stock with clearly specified and reasonable terms will be supported. Requests for stock with unspecified terms (blank check) will be opposed.

●	Debt Restructuring – supported if bankruptcy is expected without restructuring, considered on a case by case otherwise.

Shareholder Rights

Without certain shareholder rights, investors’ votes can become useless. Broadly, we support proposals that enhance voting rights and against those that seek to undermine them, and we will vote against/withhold for directors that take actions to abridge shareholder rights. We believe that in most cases each common share should have one vote, and that a simple majority of voting shares should be all that is required to effect change.

●	Majority Voting Standard – In almost all cases we prefer a majority vote standard for binding votes. We also expect management to be responsive to non-binding votes that have received majority support. In the case that there are more nominees than board seats, we support a plurality vote requirement.

●	Supermajority Requirements – We are generally opposed to supermajority vote requirements. However, in select cases we might actually support maintaining existing supermajority requirements as a means to protect minority shareholders if new owners seek to change charter or bylaws after a dilutive stock or warrant issuance.

●	Cumulative Voting – Although we do not generally prefer cumulative voting, it may be warranted in certain cases as a safeguard for shareholders and will therefore be evaluated on a case by case basis.

●	Confidential Voting – We support confidential voting systems in which management and shareholders receive only vote totals and individual proxies and ballots are made available only to vote tabulators and inspectors.

●	Right to call meetings and act by written consent – We support proposals that enhance shareholders’ ability to act independently of management, with reasonable requirements, and oppose any that preclude it.

●	Unequal Voting Rights – Dual-class capitalization structure with unequal voting rights is at odds with the principle that voting rights be commensurate with economic interest. We expect companies with unequal voting rights structures to have a clear rationale for the benefits and an overall governing structure that avoids potential issues related to management or board entrenchment.

●	Bundled Proposals – Individual proposals should never be bundled, however, in the case that they are, we will support the bundle if the combined effect is expected to be beneficial to shareholders and against if not.

●	Poison Pills – Although poison pills can be used legitimately, we are more concerned about their potential to be used as a management entrenchment device. We expect the board to provide clear rationale for the pill and submit it to a shareholder vote. We generally prefer shorter terms for pills and unequivocally oppose any features that limit the ability of future boards to eliminate it. We will support reasonably designed pills to protect net operating loss tax assets.

●	Access to the Proxy – We support providing shareholders the right to nominate director candidates on management’s proxy card, with certain requirements to help prevent abuse of this right.

●	Greenmail – Targeted share repurchases of stock from investors seeking control of the company is an inappropriate use of resources and discriminates against other shareholders. We support anti-greenmail provisions in a charter or bylaws. However, we vote against anti-greenmail proposals that have been bundled with proposals that we do not support.

Environmental and Social Shareholder Resolutions:

Shareholder resolutions are an important communication mechanism between the board and shareholders. In addition to supporting any of the shareholder resolutions on general governance mentioned previously, we also support resolutions that encourage the board to improve relevant policies and disclosures as well as take action on certain matters. Our guiding principles are that businesses must adhere to internationally recognized labor and human rights standards; be transparent around corporate practices involving weapons, repressive governments, public health and product safety; maintain accountability for lobbying and political contributions; and set and report on environmental performance goals related to the firm’s long-term strategy. We will not support resolutions on matters best left to the board’s discretion or addressed via legislation or regulation, or that would be unduly burdensome.

CLEARWATER INTERNATIONAL FUND

ARTISAN PARTNERS
PROXY VOTING POLICY

Introduction

As a fiduciary, Artisan Partners Limited Partnership exercises its responsibility, if any, to vote its clients’ securities in a manner that, in the judgment of Artisan Partners, is in the clients’ economic best interests as shareholders. In accordance with that fiduciary obligation and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended, Artisan Partners has established the following proxy voting policy.

Responsibility for Voting

Artisan Partners Limited Partnership shall vote proxies solicited by or with respect to the issuers of securities in which assets of a client portfolio are invested, unless: (i) the client is subject to the Employees Retirement Income Securities Act (ERISA) and the advisory agreement between Artisan Partners and the client expressly precludes the voting of proxies by Artisan Partners; (ii) the client is not subject to ERISA and the client otherwise instructs Artisan Partners; or (iii) Artisan Partners has responsibility for proxy voting and, in Artisan Partners’ judgment, the cost or disadvantages of voting the proxy would exceed the anticipated benefit to the client.

Primary Consideration in Voting

When Artisan Partners votes a client’s proxy with respect to a specific issuer, a client’s economic interest as a shareholder of that issuer is Artisan Partners’ primary consideration in determining how proxies should be voted. Except as otherwise specifically instructed by a client, Artisan Partners generally doesn’t take into account interests of other stakeholders of the issuer or interests the client may have in other capacities.

Engagement of Service Provider

Artisan Partners has engaged ISS (Institutional Shareholder Services) (ISS) to (i) make recommendations to Artisan Partners of proxy voting policies for adoption by Artisan Partners; (ii) perform research and make recommendations to Artisan Partners as to particular shareholder votes being solicited; (iii) perform the administrative tasks of receiving proxies and proxy statements, marking proxies as instructed by Artisan Partners and delivering those proxies; (iv) retain proxy voting records and information; and (v) report to Artisan Partners on its activities. In no circumstances shall ISS have the authority to vote proxies except in accordance with standing or specific instructions given to it by Artisan Partners. Artisan Partners retains final authority and fiduciary responsibility for the voting of proxies. If at any time Artisan Partners has engaged one or more other entities to perform the proxy administration and research services described above, all references to ISS in this policy shall be deemed to be references to those other entities. In addition to ISS, Artisan Partners has engaged a second service provider, Glass, Lewis & Co. (GL), to perform research and make recommendations to Artisan Partners as to particular shareholder votes being solicited.

Voting Guidelines

●	Client Policy—If Artisan Partners has agreed to vote in accordance a client's proxy voting policy, Artisan Partners shall vote proxies solicited by or with respect to the issuers of securities held in that client’s account in accordance with that policy.
●	No Client Policy—If Artisan Partners has not agreed to vote in accordance with a client's proxy voting policy, Artisan Partners shall vote proxies solicited by or with respect to the issuers of securities held in the client’s account in the manner that, in the judgment of Artisan Partners, is in the economic best interests of the client as a shareholder in accordance with the standards described in this Policy. When making proxy voting decisions, Artisan Partners generally adheres to the proxy voting guidelines set forth in Appendix A hereto (the Guidelines). The Guidelines set forth Artisan Partners’ proxy voting positions on recurring issues and criteria for addressing non-recurring issues. The Guidelines are based on Artisan Partners’ own research and analyses and the research and analyses provided by ISS. Artisan Partners believes the Guidelines, if followed, generally will result in the casting of votes in the economic best interests of clients as shareholders. The Guidelines will be reviewed from time to time by the Proxy Voting Committee, which Committee is further described below.
●	Limitations on Exercising Right to Vote—In the following circumstances Artisan Partners will not vote a client’s proxy:
-	No Responsibility—In certain circumstances, a client may direct Artisan Partners not to vote on its behalf. If such a client is an ERISA plan, the advisory agreement must expressly preclude Artisan Partners from voting. In addition, Artisan Partners will not generally vote a client’s proxy after a client has terminated its advisory relationship with Artisan Partners.

-	Limited Value—Artisan Partners may abstain from voting the client’s proxy in those circumstances where it has concluded to do so would have no identifiable economic benefit to the client-shareholder, such as when the security is no longer held in the client’s portfolio or when the value of the portfolio holding is indeterminable or insignificant.

-	Unjustifiable Costs or Disadvantages—Artisan Partners may also abstain from voting the client’s proxy when the costs of or disadvantages resulting from voting, in Artisan Partners’ judgment, outweigh the economic benefits of voting. For example, in some non-U.S. jurisdictions, the sale of securities voted may be prohibited for some period of time, usually between the record and meeting dates (“share blocking”). Artisan Partners believes that the loss of investment flexibility resulting from share blocking generally outweighs the benefit to be gained by voting. In addition, in some non-U.S. jurisdictions issuers may require documentation that is difficult to obtain or produce as a condition of voting. Therefore, in some cases, those shares will not be voted.

-	Securities Lending—Certain of Artisan Partners’ clients engage in securities lending programs under which shares of an issuer could be on loan while that issuer is conducting a proxy solicitation. As part of the securities lending program, if the securities are on loan at the record date, the client lending the security cannot vote that proxy. Because Artisan Partners generally is not aware of when a security may be on loan, it does not have an opportunity to recall the security prior to the record date. Therefore, in most cases, those shares will not be voted.

Proxy Voting Committee

Artisan Partners’ Proxy Voting Committee is responsible for:

●	Overseeing the proxy voting process

●	Reviewing this Proxy Voting Policy at least annually and developing the Guidelines

●	Granting authority to Proxy Administrators (as defined below) to perform administrative services relating to proxy voting

●	With respect to Identified Issuers and Discretionary Votes (as described in the Guidelines) where there is an actual or potential conflict of interest, making determinations as to the votes to be cast

●	Reviewing any voting discrepancies or operational issues identified through the Proxy Administrator’s reconciliation process

The Proxy Voting Committee is comprised of the persons appointed by Artisan Partners from time to time, as such may be amended from time to time. Action by any two members of the Proxy Voting Committee shall constitute the action of the Committee. To minimize the possibility that members of the Proxy Voting Committee could have certain potential conflicts of interest, none of the members of the Proxy Voting Committee shall be responsible for servicing existing clients or soliciting new clients.

Administration

●	Designation of Proxy Administrators—Members of the trading operations department of Artisan Partners, or such other persons as may be designated by the Proxy Voting Committee, shall serve as Proxy Administrators.
●	Receipt and Recording of Proxy Information— The legal and compliance department is responsible for establishing in the records for each client whether the client has:
-	vested Artisan Partners with proxy voting authority or has reserved or delegated that responsibility to another designated person; and
-	adopted a proxy voting policy that Artisan Partners is required to follow.

Such information shall be provided to a Proxy Administrator each time Artisan Partners enters into an advisory agreement with a new client. The legal and compliance department also shall be responsible for notifying a Proxy Administrator any time a client amends its voting instructions or voting policy.

●	Notification of Custodian and ISS— For each client account for which Artisan Partners has discretion to vote shareholder proxies, a member of the trading operations department or a Proxy Administrator shall notify the client’s custodian that all proxy materials and ballots shall be forwarded to ISS and shall notify ISS of those instructions.
●	ISS Reports on Pending Proxy Solicitations—ISS publishes a periodic electronic report that identifies pending meetings and due dates for ballots. A Proxy Administrator shall review ISS’ reports as necessary, but no less frequently than weekly.

●	Potential Conflicts of Interest—In certain circumstances, Artisan Partners may have a relationship with an issuer that could pose a conflict of interest when voting the shares of that issuer on behalf of clients. Artisan Partners will be deemed to have a potential conflict of interest when voting proxies if: (i) Artisan Partners manages assets for that issuer or an affiliate of the issuer and also recommends that its other clients invest in such issuer’s securities; (ii) a director, trustee or officer of the issuer or an affiliate of the issuer is an employee of Artisan Partners or a director of Artisan Partners Asset Management Inc ., its subsidiaries or a fund sponsored by Artisan Partners; (iii) Artisan Partners is actively soliciting that issuer or an affiliate of the issuer as a client and the Proxy Administrator, member of the relevant investment team, or member of the Proxy Voting Committee who recommends, reviews or authorizes a vote has actual knowledge of such active solicitation; (iv) a director or executive officer of the issuer has a personal relationship with the Proxy Administrator, the member of the relevant investment team, or a member of the Proxy Voting Committee who recommends, reviews or authorizes the vote; or (v) another relationship or interest of Artisan Partners, or an employee of Artisan Partners, exists that may be affected by the outcome of the proxy vote and that the Proxy Voting Committee deems to be an actual or potential conflict for the purposes of this Proxy Voting Policy.

Each person who serves as a Proxy Administrator, is a member of an investment team that recommends votes or serves on the Proxy Voting Committee shall, on at least an annual basis, provide to Artisan Partners a list of any portfolio companies with or in which he or she has a relationship or could otherwise be deemed to have a conflict. Each such person shall also certify to Artisan Partners at least annually that he or she agrees to update such list promptly upon becoming aware of any relationship, interest or conflict other than what he or she originally disclosed.

Artisan Partners will maintain a list of all such issuers with whom it has deemed that it has a potential conflict voting proxies (the Identified Issuers), and provide such list to each Proxy Administrator.

Artisan Partners believes that application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflicts of interest since the Guidelines are pre-determined. However, in the event an actual or potential conflict of interest has been identified, the procedures described below will be followed.

●	Voting Analysis—ISS and GL deliver information relating to their research on particular votes and their vote recommendations electronically to the Proxy Administrators. A Proxy Administrator shall review the research and vote recommendations.

-	For all votes relating to routine or corporate administrative items (as identified in the Guidelines):

○	the Proxy Administrator shall confirm with ISS that the vote will be cast in accordance with the Guidelines.

-	For all other votes (identified as discretionary issues in the Guidelines):

○	the Proxy Administrator shall contact the investment team(s) whose portfolios hold the subject security or a member of the Proxy Voting Committee to ascertain or confirm the team’s recommendation with respect to the vote. If the vote pertains to an Identified Issuer, the Proxy Administrator will disclose the potential conflict and ask whether the potential conflict has influenced the voting recommendation.

○	The Proxy Administrator will provide the voting recommendation to at least one member of the Proxy Voting Committee, who shall review the vote to evaluate whether the recommended vote appears to be the result of a conflict of interest. The member of the Proxy Voting Committee will consider the recommended vote, any analysis available from ISS or GL and whether ISS or GL has a relationship with the issuer that could present a conflict of interest, the consistency of those recommendations with this Proxy Voting Policy and any identified conflict of interest.

○	In the absence of a conflict of interest, the Committee member will generally follow the recommendation. If a conflict of interest is identified or the vote pertains to an Identified Issuer, the Committee member will convene a meeting of the Committee, which will determine the course of action that it believes would best serve the interests of Artisan Partners’ clients as shareholders.

○	If the Committee concludes that a voting recommendation was influenced by a conflict of interest, the Committee may instruct the firm’s Proxy Administrator to vote proxies in accordance with the recommendations of ISS or GL, provided that such service provider provides research and analysis with respect to the issuer in question and the Committee member has reason to believe the service provider is independent of the issuer. If neither ISS nor GL meets these requirements, the Committee shall consider what course of action will best serve the interests of Artisan Partners’ clients, consistent with Artisan Partners’ obligations under applicable proxy voting rules.

-	For votes of particular interest to an investment team:

○	from time to time, the investment team(s) whose portfolios hold the subject security or a member of the Proxy Voting Committee may determine that following the Guidelines would not be in the economic best interests of Artisan Partners’ clients as shareholders; in which case, the team(s) or a member of the Proxy Voting Committee shall notify a Proxy Administrator, who will then provide the members of the Proxy Voting Committee with a summary of the information relating to the relevant proxy proposal and the recommended vote together with ISS’s and/or GL’s analyses. The Proxy Voting Committee shall consider the recommended vote, any analysis available from ISS or GL and whether ISS or GL has a relationship with the issuer that could present a conflict of interest, the consistency of those recommendations with this Proxy Voting Policy and any identified conflict of interest and shall determine the vote to be cast, in accordance with the standards set forth in this Policy. In the absence of a conflict of interest, the Committee will generally follow the recommendation.

In certain circumstances, ISS or GL may provide a recommendation with respect to a discretionary item for which no analysis or very limited analysis is provided. In such circumstances, the Proxy Administrator may request additional information from ISS and/or independently attempt to obtain additional information regarding the issuer in question. Any such additional information obtained will be provided to the relevant investment team. Regardless of the extent to which additional information is obtained, the recommendations of the team or a member of the Proxy Voting Committee shall be followed in accordance with and subject to the guidelines set forth above.

Review of Votes Cast

On a monthly basis, Artisan Partners monitors strategy votes to ensure ballots are processed on a consistent basis. On a quarterly basis, Artisan Partners engages in a vote reconciliation process for a representative account in each investment strategy managed by Artisan Partners. Artisan Partners determines whether proxy ballots for each meeting held during the quarter were voted in accordance with Artisan Partners’ voting instructions and this Proxy Voting Policy. Any voting discrepancies or operational issues identified through this reconciliation are recorded and reviewed by the Proxy Voting Committee at its next meeting.

In some cases, particularly for clients participating in securities lending programs and clients in strategies with more active trading, a full reconciliation of votes cast and shares held is not possible. In addition, in some cases, ISS may not receive a ballot on behalf of a client from that client’s custodian due to error of the custodian or failure of the custodian to receive the information from the issuer. A full reconciliation of votes cast and shares held by those clients also is not possible. However, if a discrepancy is identified, Artisan Partners shall use reasonable efforts to determine the reasons for the discrepancy, and if such discrepancy is due to an administrative error of ISS, Artisan Partners shall work with ISS to minimize the risk of such errors in the future.

Records and Reports

●	Reports—Artisan Partners shall make a summary of this Proxy Voting Policy available to clients on at least an annual basis. That summary may be contained in Artisan Partners’ Brochure. Artisan Partners shall also make the entire Proxy Voting Policy and Artisan Partners’ proxy voting records with respect to a client’s account available to that client or its representatives for review and discussion upon the client’s request or as may be required by applicable law. Artisan Partners generally will not disclose publicly its past votes, share amounts voted or held or how it intends to vote on behalf of a client account except as required by applicable law, but may disclose such information to a client who itself may decide or may be required to make public such information. Upon a request from a person other than a client for information on Artisan Partners’ proxy voting, Artisan Partners personnel will not disclose such information unless otherwise directed to do so by a client, in which case Artisan Partners personnel will direct the requesting party to the Proxy Administrator or a member of the Proxy Voting Committee who will handle the request.
●	Records—Basis for Vote—Artisan Partners shall maintain a copy of any document generated by Artisan Partners or its agents that was integral to formulating the basis for a proxy voting decision or that memorializes the basis for a proxy voting decision including:
-	For votes relating to routine or corporate administrative matters, the basis for each vote cast is reflected in the Guidelines and no additional documentation is required.

-	For all other votes, including votes relating to discretionary items or Identified Issuers, Artisan Partners shall maintain records relating to the independent review of the Proxy Voting Committee, including a copy of any request for consideration of a vote by the Proxy Voting Committee and any other correspondence relating to recommendations made by an investment team member or a member of the Proxy Voting Committee.

●	Records— General—The following documents shall also be maintained by Artisan Partners or by ISS or another third party service provider, on behalf of Artisan Partners; provided that if such documents are maintained by ISS or a service provider of Artisan Partners, ISS or such third party shall undertake to provide Artisan Partners copies of such documents promptly upon Artisan Partners’ request:

-	a copy of each proxy statement received, provided that no copy need be retained of a proxy statement found on the SEC’s EDGAR website;

-	a record of each proxy vote cast, including the issuer, the number of shares voted, a description of the proposal, how the shares were voted and the date on which the proxy was returned;

-	a copy of each written client request for Artisan Partners’ proxy voting record with respect to such client and a copy of any written response from Artisan Partner to such client for that record; and

-	a copy of Artisan Partners’ Proxy Voting Policy, including the Guidelines.

●	Records— Retention—All records kept under this Records and Reports section shall be retained no less than seven years, the first two years in an appropriate office of Artisan Partners, or, if instructed by a client, for such longer period as may be mutually agreed by Artisan Partners and such client.

Business Group Owner:	Trade Operations
Date of Last Revision:	30 August 2019
Applicable to:	Artisan Partners Limited Partnership Artisan Partners UK LLP

Appendix A

Proxy Voting Guidelines

I.	BACKGROUND			B-17

II.	GENERAL GUIDELINES			B-17

	A.	Reliance on Information Provided by and Due Diligence of ISS		B-17

	B.	Non-U.S. Securities		B-17

	C.	Securities Lending		B-17

	D.	Securities Not Acquired by Artisan Partners		B-17

	E.	Consideration of Relevant Factors		B-17

III.	ROUTINE AND CORPORATE ADMINISTRATIVE ITEMS			B-18
	A.	Operational Items		B-18

		1.	Adjourn Meeting	B-18

		2.	Amend Quorum Requirements	B-18

		3.	Minor Amendment to Charter or Bylaws	B-18

		4.	Change Company Name	B-18

		5.	Change in Principal Place of Business or Registered Office	B-18

		6.	Change Date, Time or Location of Annual Meeting	B-18

		7.	Electronic Meetings of Shareholders	B-18

		8.	Ratify Auditors	B-18

		9.	Authorize Board to Fix Remuneration of Auditors	B-18

		10.	Confidential Voting	B-19

		11.	Submission of Financial Statements and Statutory Reports	B-19

		12.	Dividend Distributions and Profit Distribution/Allocation Plans	B-19

		13.	Transact Other Business or Grant a Blank Proxy	B-19

		14.	Electronic Communications to Shareholders	B-19

		15.	Re-Registration of Shares	B-19

		16.	Routine Items of Foreign Issuers	B-19

		17.	Appoint Special Appraiser	B-20

B.	Board of Directors		B-20

	1.	Director Nominees in Uncontested Elections	B-20

	2.	Age Limits	B-21

	3.	Service on Other Boards	B-21

	4.	Board Size	B-21

	5.	Classification/Declassification of the Board	B-21

	6.	Cumulative Voting	B-21

	7.	Indemnification and Liability Protection	B-21

	8.	Filling Vacancies	B-21

	9.	Director Resignations	B-21

	10.	Removal of Directors	B-21

	11.	Term Limits	B-21

	12.	Majority Vote Requirements	B-21

C.	Mergers and Corporate Restructuring		B-22

	1.	Appraisal Right	B-22

	2.	Conversion of Securities and Corporate Reorganizations	B-22

D.	Antitakeover Defenses and Voting Related Issues		B-22

	1.	Amend Bylaws without Shareholder Consent	B-22

	2.	Control Share Acquisition Provisions	B-22

	3.	Fair Price Provisions	B-22

	4.	Greenmail	B-22

	5.	Issue Stock for Use with Rights Plan	B-22

	6.	Stakeholder Provisions	B-22

	7.	Supermajority Vote Requirements	B-22

	8.	Control Share Cash-Out Provisions	B-22

	9.	Disgorgement Provisions	B-22

	10.	Freeze-Out Provisions	B-22

E.	Capital Structure		B-22

	1.	Adjustments to Par Value of Common Stock	B-22

	2.	Common Stock Authorization	B-23

		3.	Preferred Stock Authorization	B-23

		4.	Dual Class Stock	B-23

		5.	General Issuances of Equity or Equity-Linked Securities	B-23

		6.	Share Repurchase Programs	B-23

		7.	Reissuance of Repurchased Shares	B-23

		8.	Cancellation of Repurchased Shares	B-23

		9.	Stock Distributions: Splits and Dividends	B-24

		10.	Reverse Stock Splits	B-24

		11.	Stock Splits	B-24

	F.	Executive and Director Compensation		B-24

		1.	Stock Plans in Lieu of Cash	B-24

		2.	Director Retirement Plans	B-24

		3.	Incentive Bonus Plans and Tax Deductibility Proposals	B-24

		4.	Advisory Vote on Say On Pay Frequency	B-24

		5.	Executive Death Benefits (Golden Coffins)	B-24

	G.	Bundled Proposals (Routine Items Only)		B-24

IV.	DISCRETIONARY ISSUES			B-24

	A.	Shareholder Proposals		B-24

	B.	Environmental & Social Proposals		B-24

	C .	Board of Directors		B-25

		1.	Majority of Independent Directors	B-25

		2.	Majority of Independent Committee Members	B-25

		3.	Cumulative Voting	B-25

		4.	Indemnification and Liability Protection	B-25

		5.	Establish/Amend Nominee Qualifications	B-25

		6.	Proxy access rights	B-25

	D .	Proxy Contests		B-25

		1.	Director Nominees in Contested Elections	B-25

		2.	Non-Director Voting Items	B-25

		3.	Reimbursing Proxy Solicitation Expenses	B-25

E .	Mergers and Corporate Restructuring		B-26

	1.	Mergers and Acquisitions, Asset Purchases and Asset Sales	B-26

	2.	Conversion of Securities and Corporate Reorganizations	B-26

	3.	Formation of Holding Company	B-26

	4.	Going Private & Going Dark Transactions (LBOs and Minority Squeezeouts)	B-27

	5.	Issuance of Warrants/Convertibles/Debentures	B-27

	6.	Joint Ventures	B-27

	7.	Liquidations	B-27

	8.	Private Placements	B-28

	9.	Prepackaged Bankruptcy Plans	B-28

	10.	Recapitalizations	B-28

	11.	Spinoffs	B-28

	12.	Exclusive Venue	B-29

	13.	Related-party transactions	B-29

F .	Antitakeover Defenses		B-29

	1.	Fair Price Provisions	B-29

	2.	Greenmail	B-29

	3.	Poison Pills (Shareholder Rights Plans)	B-30

	4.	Shareholders’ Ability to Call Special Meetings	B-30

G .	State or Country of Incorporation		B-30

	1.	State Takeover Statutes	B-30

	2.	Reincorporation Proposals	B-30

H .	Capital Structure		B-30

	1.	Common Stock Authorization	B-30

	2.	Preferred Stock	B-30

	3.	Reverse Stock Splits	B-30

	4.	Tracking Stock	B-30

I .	Executive and Director Compensation		B-31
	1.	Bundled Compensation	B-31

2.	Compensation Plans (Management “Say on Pay”)	B-31

3.	Remuneration Report	B-31

4.	Stock Plans in Lieu of Cash	B-31

	5.	Management Proposals Seeking Approval to Reprice Options	B-31

	6.	Employee Stock Purchase Plans	B-31

	7.	Incentive Bonus Plans and Tax Deductibility Proposals	B-32

	8.	Golden and Tin Parachutes	B-32

	9.	Bonus Banking/Bonus Banking “Plus”	B-32

	10.	Shareholder Ratification of Director Pay Programs	B-32

	11.	Equity Plans for Non-Employee Directors	B-32

J .	Bundled Proposals		B-32

I.	Background

The following proxy voting guidelines (Guidelines) summarize Artisan Partners’ positions on various issues of concern to investors and give an indication of how portfolio securities generally will be voted on proposals dealing with particular issues. These Guidelines are based on Artisan Partners’ own research and analyses and the research and analyses provided by ISS.

The Guidelines, together with the Proxy Voting Policy, will be used for voting proxies on behalf of all of Artisan Partners’ clients for which Artisan Partners has voting authority. ISS is instructed to vote all proxies relating to portfolio securities in accordance with these Guidelines, except as otherwise instructed by Artisan Partners.

The Guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when Artisan Partners votes differently than indicated in the Guidelines. Artisan Partners’ investment teams are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Administrator of circumstances where the interests of clients may warrant a vote contrary to the Guidelines. In such instances, the investment team member may submit a recommendation to the Proxy Administrator in accordance with the procedures outlined in the Proxy Voting Policy.

In addition, due to the varying regulations, customs and practices of non-U.S. countries, Artisan Partners may vote contrary to the Guidelines in circumstances where following the Guidelines would be inconsistent with local regulations, customs or practices.

II.	General Guidelines

A.	Reliance on Information Provided by and Due Diligence of ISS—Artisan Partners may rely on the information provided by and due diligence efforts of ISS in determining whether to vote for or against a particular matter, provided that the Proxy Administrator, the member of the relevant investment team, or the members of the Proxy Voting Committee who recommend, review or authorize the vote does not have actual knowledge that the information provided by ISS is incorrect.

B.	Non-U.S. Securities—In some non-U.S. jurisdictions, the sale of securities voted may be prohibited for some period of time, usually between the record and meeting dates (share blocking). Artisan Partners believes that the loss of investment flexibility resulting from share blocking generally outweighs the benefit to be gained by voting. Artisan Partners (or ISS on behalf of Artisan Partners) maintains a list of jurisdictions in which share blocking occurs. In such jurisdictions, there may be circumstances in which the specific securities voted might not in fact be subject to share blocking. However, because of the complexity and variety of share blocking restrictions in the various jurisdictions in which shares are held, Artisan Partners generally does not vote proxies in those jurisdictions unless a client’s proxy voting policy specifically requires other action. In some jurisdictions, a sub-custodian bank (record holder) may not have the power to vote shares, or may not receive ballots in a timely fashion, unless the client has fulfilled certain administrative requirements (for example, providing a power of attorney to the local sub-custodian), which may be imposed a single time or may be periodic. Artisan Partners does not have the ability to vote shares held in a client’s account unless the client, in conjunction with the client’s custodian, has fulfilled these requirements.

C.	Securities Lending—Certain of Artisan Partners’ clients engage in securities lending programs under which a client’s shares of an issuer could be on loan while that issuer is conducting a proxy solicitation. As part of the securities lending program, if the securities are on loan at the record date, the client lending the security cannot vote that proxy. Because Artisan Partners generally is not aware of when a security may be on loan, it does not have an opportunity to ask the client to recall the security prior to the record date. In addition, in some circumstances, a client may determine that recalling the security to vote is not in its best interest and may not be willing to do so. Therefore, in most cases, those shares will not be voted.

D.	Securities Not Acquired by Artisan Partners—From time to time, Artisan Partners’ client accounts may hold securities not specifically acquired for such accounts by Artisan Partners. Such securities are typically received through corporate or other actions, transfers in of securities acquired by other managers, or through clients’ investments in short-term investment funds for cash management purposes. When Artisan Partners receives proxies relating to such securities, it will vote in accordance with the recommendations of ISS.

E.	Consideration of Relevant Factors—These Guidelines below may provide examples of factors to be considered in determining how to vote on certain issues. These factors should not be considered exclusive or exhaustive. The Proxy Committee shall consider such factors as it considers to be appropriate in light of the circumstances.

III.	Routine and Corporate Administrative Items

A.	Operational Items

1.	Adjourn Meeting—Vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal. Circumstances in which an adjournment is sought to provide management with additional time during which to seek shareholder approval of a proposal of which Artisan Partners is in favor shall be deemed to be a compelling reason to support such proposals.

2.	Amend Quorum Requirements—Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

3.	Minor Amendment to Charter or Bylaws—Vote FOR bylaw or charter changes that are housekeeping or administrative in nature (updates or corrections) or changes required by or to conform to applicable law or requirements of national exchanges or other regulatory organizations.

4.	Change Company Name—Vote FOR proposals to change the corporate name.

5.	Change in Principal Place of Business or Registered Office—Vote FOR proposals to change principal place of business or registered office, unless the proposal appears unreasonable or would cause a change in the state or country of incorporation. Also, vote FOR proposals to grant authorization to the board of directors to amend organizational documents in connection with such change.

6.	Change Date, Time, or Location of Annual Meeting—Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable. Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

7.	Electronic Meetings of Shareholders—Vote FOR management proposals to hold shareholder meetings using audio and video transmission (including live webcasts), unless the proposed alternative appears unreasonable in light of the circumstances.

8.	Ratify Auditors—Vote FOR management proposals to ratify the selection of auditors, unless:

○	An auditor has a significant professional or personal relationship with the issuer that compromises the firm’s independence, including whether the amount of consulting or related services provided by the auditor to the issuer or the fees paid for non-audit services are excessive;

○	There is reason to believe the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position; or

○	Serious concerns about accounting practices are identified such as fraud, misapplication of GAAP, and material weaknesses identified in Section 404 disclosures.

9.	Authorize Board to Fix Remuneration of Auditors—Vote FOR proposals to authorize the board to fix the remuneration of auditors unless the firm does not vote in favor of the proposal to ratify the selection of those auditors or would not have done so had a proposal to ratify the selection of those auditors been made.

10.	Confidential Voting—Vote FOR proposals to adopt confidential voting, use independent vote tabulators and use independent inspectors of election.

11.	Submission of Financial Statements and Statutory Reports—Vote FOR the adoption or approval of routine submissions of an issuer’s annual financial statements and statutory reports.

12.	Dividend Distributions and Profit Distribution/Allocation Plans— Vote FOR routine submissions of an issuer’s cash or stock dividend payout and profit distribution/allocation plans (including dividend capitalization or share capital reduction plans accompanied by cash distributions), assuming pro rata payout or distribution to all shareholders. Also, vote FOR ratification of board actions taken with respect to such dividend payouts and profit distribution/allocation plans.

13.	Transact Other Business or Grant a Blank Proxy—Vote AGAINST proposals to approve other business when it appears as a voting item or to give proxy authority to a specified person to vote, at that person’s discretion, on any item that has yet to be raised and/or about which no information has been disclosed.

14.	Electronic Communications to Shareholders—Vote FOR proposals to allow for delivery of notices and various corporate documents (such as prospectuses and annual reports, for example) to shareholders via electronic means to the extent shareholders are given the right to request hard copies of such notices and documents. Also, vote FOR proposals to grant authorization to the board of directors to amend organizational documents permitting such electronic communications to shareholders.

15.	Re-Registration of Shares—Vote AGAINST proposals to re-register shares in share blocking markets. Vote FOR re-registration in markets that do not engage in share blocking.

16.	Routine Items of Foreign Issuers—Vote FOR proposals to approve certain routine operational items frequently submitted by management of non-U.S. issuers, including, but not limited to the following:

●	election of chairman of the annual general meeting (AGM);

●	designation of an independent proxy;

●	preparation and approval of list of shareholders entitled to vote at AGM;

●	approval of meeting agenda;

●	approval of minutes of previous AGM, and technical or immaterial amendments to previously approved minutes of such AGM;

●	approval of routine capital budget requests in the absence of any known concerns or evidence of prior mismanagement;

●	acceptance of the submission of various reports to shareholders, including but not limited to audit committee reports, chairman’s reports, operations reports, reports on company performance, etc.;

●	appointment of internal statutory auditors, but vote AGAINST appointment of internal statutory auditors that are affiliated with the issuer and are listed as independent;

●	award of cash fees to non-executive directors, unless the amounts are excessive relative to other companies in the country or industry;

●	discharge of responsibility of the management , supervisory board or the auditor for the fiscal year in review, but vote AGAINST such proposal if there are serious questions about actions of the management or board members or legal action is being taken against the management or board members by other shareholders;

●	approval of retirement plans or payments relating to those plans for employee directors;

●	approval of general meeting guidelines;

●	grant of authorization to the board of directors to ratify and execute approved resolutions;

●	designation of inspector or shareholder representative for approval of the minutes of the AGM;

●	acknowledgment of the proper convening of the AGM;

●	adoption of or approval of changes to procedural rules for shareholders’ general meetings, board meetings and supervisory committee meetings that are guidelines that seek to establish functions, powers, policies and procedures for these types of meetings in accordance with applicable law or requirements of national exchanges or other regulatory organizations;

●	authorization to form a special committee and elect its members to conduct shareholder meeting formalities (i.e. verify quorum);

●	authorization to hold general meetings (other than AGMs) with 14 days’ notice in limited and time-sensitive circumstances where it would be to the advantage of shareholders as a whole;

●	authorization to make donations to EU political organizations for the purpose of preventing an inadvertent breach of the Political Parties, Elections and Referendum Act 2000;

●	approval to create corporate website and related amendments that govern the terms of use of the company’s website;

In instances where a member of the Proxy Voting Committee believes that sufficient information is not available to make an informed voting decision on a matter, a vote will be placed in accordance with the recommendations of ISS.

17.	Appoint Special Appraiser—Vote FOR proposals to appoint certain appraisers, special auditors or liquidators unless there are concerns noted related to the appointment.

B.	Board of Directors

1.	Director Nominees in Uncontested Elections—Vote FOR director nominees (including internal statutory auditors of Japanese companies) and nominees to any committee of the board of directors in uncontested elections, except that votes should be WITHHELD [or submitted AGAINST] nominees who, as reported in the issuer’s proxy statement or materials provided by one of Artisan Partners’ proxy service providers:

●

Attended less than 75% of the board and committee meetings without a valid reason for the absences , if reported . Valid reasons include illness, absence due to company business, or other circumstances outside of the director’s control where sufficient facts are available to suggest the absences were duly justified. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day’s meetings, votes should not be withheld even if such absence reduced the director’s attendance below 75%

	○	In the case of chronic poor attendance without justification, in addition to voting against the director nominee, generally vote against or withhold from members of the nominating or governance committees or the full board.

●	Voted to implement or renew a dead-hand or slow-hand poison pill;

●	Ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years (unless Artisan Partners did not support such proposal);

●	Ignored a shareholder proposal approved by a majority of the shares outstanding (unless Artisan Partners did not support such proposal);

●	Failed to act on a takeover offer where the majority of the shareholders had tendered their shares;

●	With respect to director candidates of U.S. companies only, serves on the board of directors of more than five publicly-traded companies or serves as the chief executive officer of a publicly-traded company and also serves on the board of directors of more than two publicly-traded companies besides his/her own company (except that a vote will not be withheld for a candidate in director elections of the publicly traded company for which the director also serves as the chief executive officer; i.e., the vote will be withheld only in director elections for such candidate’s outside boards);

●	In the past ten years was convicted of or pled guilty or no contest in a domestic or foreign court to any felony or misdemeanor involving fraud, false statements, wrongful taking of property, bribery, perjury, forgery, counterfeiting, extortion or conspiracy to commit any of these offenses, or has been found by a regulatory authority with jurisdiction over the nominee to have committed any such offense.

If the number of candidates in an election is greater than the number of seats to be filled, such election will be deemed contested and will be voted in accordance with the requirements set forth in sub-section entitled “Proxy Contests” under Discretionary Issues section of the Guidelines.

2.	Age Limits—Vote AGAINST proposals to impose a mandatory retirement age for outside directors. Vote FOR proposals to eliminate such a requirement.

3.	Service on Other Boards—Vote FOR proposals to release restrictions of competitive activities of directors, which would permit the directors to serve on the boards of other companies to the extent such service on other boards is not otherwise limited or prohibited pursuant to applicable laws or regulations. Vote AGAINST any proposals that would impose restrictions on competitive activities of directors that would prohibit the directors from serving on the boards of other companies, unless such restrictions or prohibitions are warranted by the applicable laws or regulations.

4.	Board Size—Vote FOR proposals seeking to fix the board size or designate a range for the board size. Vote AGAINST proposals that give management the ability to alter the size of the board outside a specified range without shareholder approval.

5.	Classification/Declassification of the Board—Vote AGAINST proposals to classify the board, including proposals to amend charter or bylaws to, in effect, permit classification of the board. Vote FOR proposals to repeal classified boards and to elect all directors annually, including proposals to amend charter or bylaws to, in effect, eliminate classification of the board.

6.	Cumulative Voting—Vote proposals to eliminate cumulative voting in accordance with the recommendations of each investment team based on the team’s investment philosophy as follows: AGAINST – Sustainable Emerging Markets, Global Equity, U.S. Value; FOR – International Value, Global Value; and CASE-BY-CASE – U.S. Growth, Thematic, Developing World. In director elections of companies in countries where cumulative voting is required by law or regulation, vote for the directors in accordance with the cumulative voting recommendations by ISS.

7.	Indemnification and Liability Protection—Vote AGAINST proposals that would eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.

8.	Filling Vacancies—Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies. Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

9.	Director Resignations—Vote FOR management proposals to accept resignations of directors from the board or committees on which they serve, unless there are apparent contentious issues relating to or requiring the resignation, in which case it shall be voted on a CASE-BY-CASE basis.

10.	Removal of Directors—Vote AGAINST proposals that provide that directors may be removed only for cause. Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

11.	Term Limits—Vote AGAINST proposals to limit the tenure of outside directors.

12.	Majority Vote Requirements—Vote FOR management proposals to require election of directors by a majority of votes cast.

C.	Mergers and Corporate Restructuring

1.	Appraisal Right—Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

2.	Conversion of Securities and Corporate Reorganizations—Vote FOR the conversion or reorganization if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

D.	Antitakeover Defenses and Voting Related Issues

1.	Amend Bylaws without Shareholder Consent—Vote AGAINST proposals giving the board exclusive authority to amend the bylaws. Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

2.	Control Share Acquisition Provisions—Vote AGAINST proposals to amend the charter to include control share acquisition provisions. Vote FOR proposals to restore voting rights to the control shares and to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

3.	Fair Price Provisions—Vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

4.	Greenmail— Vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

5.	Issue Stock for Use with Rights Plan—Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

6.	Stakeholder Provisions—Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

7.	Supermajority Vote Requirements—Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

8.	Control Share Cash-Out Provisions—Vote FOR proposals to opt out of control share cash-out statutes. Such statutes give dissident shareholder(s) the right to “cash-out” of their position in a company at the expense of the shareholder who has taken a control position.

9.	Disgorgement Provisions—Vote FOR proposals to opt out of state disgorgement provisions. Such provisions require an acquirer or potential acquirer of more than a certain percentage of a company’s stock to disgorge to the company any profits realized from sale of that company’s stock purchased 24 months before achieving control status.

10.	Freeze-Out Provisions—Vote FOR proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

E.	Capital Structure

1.	Adjustments to Par Value of Common Stock—Vote FOR management proposals to reduce the par value of common stock (including through share capital reduction plans that provide for pro rata capital repayments) or to increase the par value of common stock in order to capitalize cash dividends paid to all shareholders on a pro rata basis, unless the action is being taken to facilitate an anti-takeover device or some other negative corporate governance action. Vote FOR management proposals to eliminate par value. Additionally, vote FOR any amendments to bylaws or other corporate documents related to the items above.

2.	Common Stock Authorization—Vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights unless clients hold the class with the superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

3.	Preferred Stock Authorization—Vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals to increase number of authorized shares of class or series of preferred stock that has superior voting rights, at a company that has more than one class or series of preferred stock.

Vote FOR proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (blank check preferred stock).

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

4.	Dual Class Stock—Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

○	It is intended for financing purposes with minimal or no dilution to current shareholders;

○	It is not designed to preserve the voting power of an insider or significant shareholder.

5.	General Issuances of Equity, Equity-Linked or Other Securities not related to a merger (i.e., warrants, rights, convertibles)— Generally vote FOR proposals to issue equity, equity-linked or other securities with preemptive rights to a maximum of 100% over currently issued capital. Vote FOR such proposals without preemptive rights to a maximum of 20% over currently issued capital over a specified period of time, unless adequate restrictions on discounts and the limit on the number of times the mandate may be refreshed are not set with consideration to local market practices. If such details are not disclosed or are not met, the item shall be voted on a CASE-BY-CASE basis. Proposal types that are commonly voted based on these criteria include, but are not limited to, non-executive employee stock purchase plans, restricted share issuances, and private placements not related to mergers or corporate restructuring.

6.	Share Repurchase Programs—Vote FOR management proposals to institute open-market share repurchase plans, except that proposals where there is evidence that a proposed repurchase plan is not fair to all shareholders or where the company indicates that a proposed repurchase plan may continue during a takeover period shall be voted on a CASE-BY-CASE basis. Also, vote FOR management proposals to authorize the use of financial derivatives when repurchasing shares if voted FOR the approval of the relevant share repurchase plan.

7.	Reissuance of Repurchased Shares—Vote FOR management proposals to reissue previously repurchased shares to the extent such reissuance would have a dilution effect of no more than 10%, unless there is clear evidence of abuse of this authority in the past.

8.	Cancellation of Repurchased Shares—Vote FOR management proposals to cancel previously repurchased shares for routine accounting purposes unless the terms are unfavorable to shareholders.

9.	Stock Distributions: Splits and Dividends—Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the effective increase in authorized shares would not result in an excessive number of shares available for issuance relative to outstanding shares.

10.	Reverse Stock Splits—Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced or to avoid delisting.

11.	Stock Splits—Vote FOR management proposals to implement a stock split when there is no dilution to existing shareholders.

F.	Executive and Director Compensation

1.	Stock Plans in Lieu of Cash—Vote FOR plans which provide a dollar-for-dollar cash for stock exchange for non-employee director plans only.

2.	Director Retirement Plans—Vote AGAINST retirement plans for non-employee directors.

3.	Incentive Bonus Plans and Tax Deductibility Proposals—Vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of ensuring the deductibility of compensation under the provisions of Section 162(m) of the Internal Revenue Code if no increase in shares is requested and if the plan does not contain an evergreen provision. Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m). Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

4.	Advisory Vote on Say on Pay Frequency—Vote proposals regarding the frequency in which companies must present shareholders with an advisory vote on executive compensation in accordance with the recommendations of each investment team based on the team’s investment philosophy as follows: One Year – U.S. Value, International Value, Global Value, Global Equity , U.S. Growth, Thematic, Developing World ; Two Years - Sustainable Emerging Markets .

5.	Executive Death Benefits (Golden Coffins)—Vote FOR proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

G.	Bundled Proposals (Routine Items Only)—Vote bundled or “conditioned” proposals that consist of routine items and that, if voted separately, would result in conflicting outcomes, pursuant to recommendations of ISS.

IV.	Discretionary Issues

A.	Shareholder Proposals—Vote CASE-BY-CASE for all shareholder proposals, except for shareholder proposals to change the date, time or location of annual meeting, which shall be voted in accordance with Section III.A.6.

B.	Environmental and Social Issues – Votes on environmental and social issues are voted on a CASE-BY-CASE basis considering, as applicable:

●	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

●	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

●	Whether the proposal's request is unduly burdensome (scope or timeframe) or overly prescriptive;

●	The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

●	Whether there are significant controversies, fines, penalties, or litigation associated with the company's environmental or social practices;

●	If the proposal requests increased disclosure or greater transparency, whether reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

●	If the proposal requests increased disclosure or greater transparency, whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

C .	Board of Directors

1.	Majority of Independent Directors—Vote on proposals requiring the board to consist of a majority of independent directors on a CASE-BY-CASE basis.

2.	Majority of Independent Committee Members—Vote on proposals requiring the board audit, compensation and/or nominating committees be composed exclusively of independent directors on a CASE-BY-CASE basis.

3.	Cumulative Voting—All proposals to restore or provide for cumulative voting should be evaluated on a CASE-BY-CASE basis relative to other governance provisions contained in the company’s governing documents and the company’s relative performance.

4.	Indemnification and Liability Protection—Proposals providing expanded insurance coverage or indemnification or liability protection in cases when a director or officer was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company, but the director’s or officer’s legal defense was nonetheless unsuccessful, should be evaluated on a CASE-BY-CASE basis.

5.	Establish/Amend Nominee Qualifications—Vote CASE-BY-CASE on proposals that establish or amend director qualifications.

6.	Proxy access rights – Vote management proposals to adopt proxy access rights on a CASE-BY-CASE basis.

D .	Proxy Contests

1.	Director Nominees in Contested Elections— Votes in a contested election of directors should be decided on a CASE-BY-CASE basis, with shareholders determining which directors are best suited to add value for shareholders, considering the following factors, as applicable:

●	Performance of the company relative to its peers

●	Strategic plans of the incumbents and the dissidents

●	Independence of directors/nominees

●	Governance profile of the company

●	Evidence of management entrenchment

●	Experience and skills of board candidates

●	Responsiveness to shareholders

●	Whether takeover offer has been rebuffed

If the number of candidates in an election is greater than the number of seats to be filled, such election will be deemed contested.

2.	Non-Director Voting Items—Votes on matters other than election of directors in proxy contests should be decided on a CASE-BY-CASE basis, even if such matters would otherwise be routine voting items under this policy.

3.	Reimbursing Proxy Solicitation Expenses—In cases where Artisan Partners votes in favor of the dissidents, it also votes FOR reimbursing proxy solicitation expenses. Otherwise, voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

E .	Mergers and Corporate Restructuring

1.	Mergers and Acquisitions, Asset Purchases and Asset Sales—Votes on mergers and acquisitions, issuance of securities to facilitate mergers and acquisitions, asset purchases and asset sales should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by considering, as applicable:

●	Strategic rationale for the transaction and financial and operational benefits

●	Offer price (cost vs. premium) and market reaction

●	How the transaction was negotiated and the process

●	Changes in corporate governance and their impact on shareholder rights

●	Conflicts of interest

2.	Conversion of Securities and Corporate Reorganizations—Votes on proposals regarding conversion of securities and corporate reorganizations are determined on a CASE-BY-CASE basis by considering, as applicable:

●	Dilution to existing shareholders’ position

●	Conversion price relative to market value

●	Financial issues

●	Control issues

●	Termination penalties

●	Terms of the offer

●	Management’s efforts to pursue other alternatives

●	Conflicts of Interest

3.	Formation of Holding Company—Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis by considering, as applicable:

●	Reasons for the change

●	Any financial or tax benefits

●	Regulatory benefits

●	Increases in capital structure

●	Changes to the articles of incorporation or bylaws of the company

4.	Going Private and Going Dark Transactions (LBOs and Minority Squeezeouts)—Vote on going private transactions on a CASE-BY-CASE basis, taking into account, as applicable:

●	Offer price/premium

●	Fairness opinion

●	How the deal was negotiated

●	Other alternatives/offers considered

●	Non-completion risk

●	Conflicts of interest

5.	Issuance of Warrants/Convertibles/Debentures related to a merger, acquisition or other corporate reorganization—Votes on proposals regarding issuance of warrants, convertibles and debentures should be determined on a CASE-BY-CASE basis by considering, as applicable:

●	Dilution to existing shareholders’ position

●	Terms of the offer

●	Financial issues

●	Management’s efforts to pursue alternatives

●	Control issues

●	Conflicts of interest

6.	Joint Ventures—Vote CASE-BY-CASE on proposals to form joint ventures, taking into account, as applicable:

●	Percentage of assets/business contributed

●	Percentage ownership

●	Financial and strategic benefits

●	Governance structure

●	Conflicts of interest

●	Other alternatives

●	Non-completion risk

7.	Liquidations—Votes on liquidations should be determined on a CASE-BY-CASE basis after reviewing, as applicable:

●	Management’s efforts to pursue other alternatives

●	Appraisal value of the assets

●	Compensation plan for executives managing the liquidation

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

8.	Private Placements—Votes on proposals regarding private placements related to mergers or corporate restructuring should be determined on a CASE-BY-CASE basis by considering, as applicable:

●	Dilution to existing shareholders’ position

●	Terms of the offer

●	Financial issues

●	Management’s efforts to pursue alternatives

●	Control issues

●	Conflicts of interest

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

9.	Prepackaged Bankruptcy Plans—Vote on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a CASE-BY-CASE basis, after evaluating, as applicable:

●	Dilution to existing shareholders’ position

●	Terms of the offer

●	Financial issues

●	Management’s efforts to pursue other alternatives

●	Control issues

●	Conflicts of interest

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

10.	Recapitalizations—Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account, as applicable:

●	More simplified capital structure

●	Enhanced liquidity

●	Fairness of conversion terms, including fairness opinion

●	Impact on voting power and dividends

●	Reasons for the reclassification

●	Conflicts of interest

●	Other alternatives considered

11.	Spinoffs—Votes on spinoffs should be considered on a CASE-BY-CASE basis, considering, as applicable:

●	Tax and regulatory advantages

●	Planned use of the sale proceeds

●	Benefits that the spinoff may have on the parent company

●	Valuation of spinoff

●	Conflicts of interest

●	Any changes in corporate governance and their impact on shareholder rights

●	Change in the capital structure

12.	Exclusive Venue—Vote CASE-BY-CASE on exclusive venue proposals giving consideration to the following factors, as applicable:

●	The company’s stated rationale for adopting such a provision;

●	Whether the company has appropriate governance features, such as an annually elected board, a majority vote standard in uncontested director elections and the absence of a poison pill, unless the pill was approved by shareholders.

13.	Related-party transactions – Vote CASE-BY-CASE on related-party transactions giving consideration to the following factors, as applicable:

●	The parties on either side of the transaction

●	The nature of the asset to be transferred/service to be provided

●	The pricing of the transaction (and any associated professional valuation)

●	The views of independent directors, where provided

●	The views of an independent financial adviser, where appointed

●	Whether any parties to the transaction, including advisers, are conflicted

●	The stated rationale for the transaction, including discussions of timing

F .	Antitakeover Defenses

1.	Fair Price Provisions—Votes on proposals to adopt fair price provisions or opt out of state fair price provisions are determined on a CASE-BY-CASE basis giving consideration to the following factors, as applicable:

●	Percentage of outstanding shares that an acquirer must obtain before triggering the defense

●	Formula employed in determining fair price

●	Vote needed to overcome the board’s opposition to the acquisition

●	Vote required to repeal or amend the fair pricing provision

●	Size of the block of shares controlled by officers, directors, and their affiliates

●	Other takeover provisions

●	Company history relating to premium acquisition offers

2.	Greenmail—Votes on anti-greenmail proposals which are bundled with other charter or bylaw amendments should be determined on a CASE-BY-CASE basis after determining whether the overall effect of the proposal is positive or negative for shareholders.

3.	Poison Pills (Shareholder Rights Plans)—Votes regarding management proposals to ratify a poison pill should be determined on a CASE-BY-CASE basis. Ideally, plans should embody the following attributes, as applicable:

●	20% or higher flip-in or flip-over

●	Two to three - year sunset provision

●	No dead-hand, slow-hand, no-hand or similar features

●	Shareholder redemption feature: If the board refuses to redeem the pill 90 days after an offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

4.	Shareholders’ Ability to Call Special Meetings—Votes on proposals to restrict or prohibit shareholders’ ability to call special meetings or to remove restrictions on the right of shareholders to act independently of management should be evaluated on a CASE-BY-CASE basis.

G .	State or Country of Incorporation

1.	State Takeover Statutes—Votes on proposals to opt in or out of state takeover statutes (control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pills endorsements, severance pay and labor contract provisions, anti-greenmail provisions and disgorgement provisions) should be considered on a CASE-BY-CASE basis.

2.	Reincorporation Proposals—Votes on proposals to change a company’s state or country of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, as applicable:

●	Reasons for reincorporation

●	Comparison of company’s governance provisions prior to and following the transaction

●	Comparison of corporation laws of original state or country and destination state or country

H .	Capital Structure

1.	Common Stock Authorization—Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis, taking into consideration the specific purpose of the proposed increase, the dilutive impact of the request, as well as the Board's past performance in using authorized shares among other factors.

2.	Preferred Stock—Votes on proposals to increase the number of shares of blank check preferred shares are determined on a CASE-BY-CASE basis after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

3.	Reverse Stock Splits—Votes on proposals to implement a reverse stock split that does not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis, taking into consideration the company's rationale.

4.	Tracking Stock—Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against the following factors, as applicable:

●	Adverse governance changes

●	Excessive increases in authorized capital stock

●	Unfair method of distribution

●	Diminution of voting rights

●	Adverse conversion features

●	Negative impact on stock option plans

●	Other alternatives such as a spinoff

I .	Executive and Director Compensation

1.	Bundled Compensation—Votes on non-executive director compensation proposals that include both cash and share-based components as well as proposals that bundle compensation for both non-executive and executive directors into a single resolution are determined on a CASE-BY-CASE basis.

2.	Compensation Plans (Management “Say on Pay”)—Votes on compensation plans for executives and directors, including advisory votes on compensation matters, are determined on a CASE-BY-CASE basis, taking into account company's performance and pay practices relative to industry peers, potentially problematic pay practices, or unresponsiveness with respect to past proposals or shareholder feedback regarding compensation concerns among other factors..

3.	Remuneration Report—Votes on an issuer’s compensation policy as set out in a remuneration report are determined on a CASE-BY-CASE basis, taking into account the company's performance and pay practices relative to industry peers among other factors.

4.	Stock Plans in Lieu of Cash—Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis taking into account the specific parameters of a the proposed plan. Votes on plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

5.	Management Proposals Seeking Approval to Reprice Options—Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following, as applicable:

●	Historic trading patterns

●	Rationale for the repricing

●	Value-for-value exchange and treatment of surrendered options

●	Option vesting period and term of the option

●	Option exercise price

6.	Executive Stock Purchase Plans—Votes on qualified employee stock purchase plans for executives should be determined on a CASE-BY-CASE basis considering the following factors, as applicable:

●	Purchase price compared to fair market value

●	Offering period

●	Potential voting power dilution

Votes on non-qualified executive stock purchase plans should be determined on a CASE-BY-CASE basis considering the following factors, as applicable:

●	Broad-based participation by company employees

●	Limits on employee contributions

●	Company matching contributions

●	Discounts on the stock price at the time of purchase

7.	Incentive Bonus Plans and Tax Deductibility Proposals—Votes on new or amended plan proposals containing evergreen provisions should be considered on a CASE-BY-CASE basis. Votes to amend existing plans to increase shares reserved and to qualify for tax deductibility under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis taking into account the overall impact of the amendment(s).

8.	Golden and Tin Parachutes—Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes (severance plans that cover senior level executives of a firm in the event that the firm undergoes a change in control) or tin parachutes (severance plans that cover all of the employees of a company in the event it undergoes a change in control). An acceptable parachute should include the following:

●	The parachute should be less attractive than an ongoing employment opportunity with the firm; and

●	The triggering mechanism should be beyond the control of management.

9.	Bonus Banking/Bonus Banking “Plus”—Vote CASE-BY-CASE on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results based on performance metrics on which the bonus was earned, taking into account the following factors:

●	The company’s past practices regarding equity and cash compensation

●	Whether the company has a holding period or stock ownership requirements in place, such as a meaningful retention ratio

●	Whether the company has a rigorous claw-back policy in place

10.	Shareholder Ratification of Director Pay Programs — Vote CASE-BY-CASE on management proposals seeking the ratification of non-employee director compensation taking into account the features of the plan including, but not limited to, the following factors:

●	If the equity plan is on the same ballot, whether or not the plan warrants support

●	The presence of problematic pay practices

●	Equity awards vesting schedules

●	Meaningful limits on director compensation

●	Quality of disclosure surrounding director compensation

11.	Equity Plans for Non-Employee Directors — Vote CASE-BY-CASE on management compensation plans for non-employee directors taking into account the features of the plan including, but not limited to, the following factors:

●	Total estimated cost of the plan relative to industry and market cap peers

●	The company’s three-year burn rate relative to industry and market cap peers

●	The presence of problematic pay practices.

J .	Bundled Proposals—Vote bundled or “conditioned” proposals on a CASE-BY-CASE basis taking into account the aggregate effect of the items.

WCM Investment Management
Proxy Voting Procedures

WCM accepts responsibility for voting proxies whenever requested by a Client or as required by law. Each Client’s investment management agreement should specify whether WCM is to vote proxies relating to securities held for the Client’s account. If the agreement is silent as to the proxy voting and no instructions from the client are on file, WCM will assume responsibility of proxy voting.

Special Rule in the Case of ERISA Accounts.

Unless proxy voting responsibility has been expressly reserved and is being exercised by another “named fiduciary” for an ERISA plan Client, WCM, as the investment manager for the account, must vote all proxies relating to securities held for the plan’s account. Please refer to ERISA Accounts section below for further details.

In cases in which WCM has proxy voting authority for securities held by its advisory clients, WCM will ensure securities are voted for the exclusive benefit, and in the best economic interest, of those clients and their beneficiaries, subject to any restrictions or directions from a client. Such voting responsibilities will be exercised in a manner that is consistent with the general antifraud provisions of the Advisers Act, and the Proxy Voting rule, Rule 206(4)-6, as well as with WCM’s fiduciary duties under federal and state law to act in the best interests of its clients.

1.	Third Party Proxy Voting Service

In general, WCM believes that its clients’ best economic interest with regards to proxy voting is best served by engaging an independent firm that specializes in researching companies and their management for the purpose of increasing investor’s potential financial gain through voting proxies. WCM has therefore engaged and adopted the following proxy voting policies of Glass Lewis: U.S. Policy, International Policy and Investment Manager Policy. In the event of a special client request, WCM will also accommodate the following styles: Taft Hartley, Public Pension, ESG (environmental, social and government practice) and Management Supportive. In limited circumstances, however, WCM may choose to vote a proxy against the recommendation of Glass Lewis, if WCM believes such vote is in the best economic interest of its clients. In such cases, this decision will be made by the Investment Strategy Group (“ISG”) who will maintain documentation to support WCM’s decision.

The purpose of Glass Lewis’ proxy research and advice is to facilitate shareholder voting in favor of governance structures that will drive performance, create shareholder value and maintain a proper tone at the top. Because Glass Lewis is not in the business of providing consulting services to public companies, it can focus solely on the best interests of investors. Glass Lewis’ approach to corporate governance is to look at each company individually and determine what is in the best interests of the shareholders of each particular company. Research on proxies covers more than just corporate governance – Glass Lewis analyzes accounting, executive compensation, compliance with regulation and law, risks and risk disclosure, litigation and other matters that reflect on the quality of board oversight and company transparency.

2.	Role of the Proxy Admin.

The Proxy Admin oversees and administers the firm’s proxy voting process. For each Client, the Proxy Admin initially determines whether:

●	WCM is vested with proxy voting responsibility or whether voting is reserved to the Client or delegated to another designee;

●	the Client has adopted a proxy voting policy that WCM is required to follow; and

●	the Client requires any periodic report of votes cast for its account or any comparative report of votes cast in relation to its proxy voting policy, if different from WCM’s.

Once a Client account is established and proxy voting responsibility is determined, the Proxy Admin is responsible for ensuring that proxy materials for each Account to be voted are received and voted in a timely manner. The Proxy Admin instructs registered owners of record (e.g. the Client, Trustee or Custodian) that receive proxy materials from the issuer or its information agent to send proxies electronically directly to ProxyEdge. WCM has engaged ProxyEdge, a third party service provider, to: (1) provide notification of impending votes; (2) vote proxies based on Glass Lewis and/or WCM recommendations; and (3) maintain records of such votes electronically. The PA, in conjunction with ProxyEdge, ensures that information is compiled and maintained for each Client for which WCM votes proxies, showing the issuer’s name, meeting date and manner in which votes were cast on each proposal. WCM shares client holdings and other relevant information with ProxyEdge to ensure that votes are cast and captured accurately, and relies on ProxyEdge to compile and maintain voting records electronically. Proxy materials received inadvertently for Client accounts over which WCM has no voting authority are forwarded on to Clients.

3.	Role of the Analyst and ISG

If a proposal requires case-by-case analysis, the Analyst brings a recommendation to the ISG for decision. The ISG is ultimately responsible for voting case-by-case proposals. The ISG also has authority to override the recommendation of Glass Lewis when the ISG believes such vote is in the best economic interest of WCM’s clients. Documentation will be provided by the ISG and maintained by the Proxy Admin supporting the rationale for any vote cast against the recommendation of Glass Lewis and case-by case proposals.

4.	Certain Proxy Votes May Not Be Cast

In some cases, WCM may determine that it is in the best interests of our clients to abstain from voting certain proxies. WCM will abstain from voting in the event any of the following conditions are met with regard to a proxy proposal:

a.	Neither Glass Lewis’ recommendation nor specific client instructions cover an issue;

b.	In circumstances where, in WCM’s judgment, the costs of voting the proxy exceed the expected benefits to the Client.

In addition, WCM will only seek to vote proxies for securities on loan when such a vote is deemed to have a material impact on the account. Materiality is determined by the ISG.

Further, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g., in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). WCM believes that the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, WCM generally will not vote those proxies subject to “share blocking.”

5.	Identifying and Dealing with Material Conflicts of Interest between WCM and Proxy Issuer

WCM may choose to vote a proxy against the recommendation of Glass Lewis, if WCM believes such vote is in the best economic interest of its clients. Such a decision will be made and documented by the ISG. Because WCM retains this authority, it creates a potential conflict of interest between WCM and the proxy issuer. As a result, WCM may not overrule Glass Lewis’ recommendation with respect to a proxy unless the following steps are taken by the CCO:

a.	The CCO must determine whether WCM has a conflict of interest with respect to the issuer that is the subject of the proxy. The CCO will use the following standards to identify issuers with which WCM may have a conflict of interest.

(1.)	Significant Business Relationships – The CCO will determine whether WCM may have a significant business relationship with the issuer, such as, for example, where WCM manages a pension plan. For this purpose, a “significant business relationship” is one that: (i) represents 1% or $1,000,000 of WCM’s revenues for the fiscal year, whichever is less, or is reasonably expected to represent this amount for the current fiscal year; or (ii) may not directly involve revenue to WCM but is otherwise determined by the CCO to be significant to WCM.

(2.)	Significant Personal/Family Relationships – the CCO will determine whether any supervised persons who are involved in the proxy voting process may have a significant personal/family relationship with the issuer. For this purpose, a “significant personal/family relationship” is one that would be reasonably likely to influence how WCM votes proxies. To identify any such relationships, the CCO shall obtain information about any significant personal/family relationship between any employee of WCM who is involved in the proxy voting process (e.g., ISG members) and senior supervised persons of issuers for which WCM may vote proxies.

b.	If the CCO determines that WCM has a conflict of interest with respect to the issuer, the CCO shall determine whether the conflict is “material” to any specific proposal included within the proxy. If not, then WCM can vote the proxy as determined by the ISG. The CCO shall determine whether a proposal is material as follows:

(1.)	Routine Proxy Proposals – Proxy proposals that are “routine” shall be presumed not to involve a material conflict of interest for WCM, unless the ISG has actual knowledge that a routine proposal should be treated as material. For this purpose, “routine” proposals would typically include matters such as the selection of an accountant, uncontested election of directors, meeting formalities, and approval of an annual report/financial statements.

(2.)	Non-Routine Proxy Proposals – Proxy proposals that are “non-routine” shall be presumed to involve a material conflict of interest for WCM, unless the CCO determines that WCM’s conflict is unrelated to the proposal in question (see 3. below). For this purpose, “non-routine” proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock option plans, retirement plans, profit sharing or other special remuneration plans).

(3.)	Determining that a Non-Routine Proposal is Not Material– As discussed above, although non-routine proposals are presumed to involve a material conflict of interest, the CCO may determine on a case-by-case basis that particular non-routine proposals do not involve a material conflict of interest. To make this determination, the CCO must conclude that a proposal is not directly related to WCM’s conflict with the issuer or that it otherwise would not be considered important by a reasonable investor. The CCO shall record in writing the basis for any such determination.

c.	For any proposal where the CCO determines that WCM has a material conflict of interest, WCM may vote a proxy regarding that proposal in any of the following manners:

(1.)	Obtain Client Consent or Direction– If the CCO approves the proposal to overrule the recommendation of Glass Lewis, WCM shall fully disclose to each client holding the security at issue the nature of the conflict, and obtain the client’s consent to how WCM will vote on the proposal (or otherwise obtain instructions from the client as to how the proxy on the proposal should be voted).

(2.)	Use Glass Lewis’ Recommendation – Vote in accordance with Glass Lewis’ recommendation.

d.	For any proposal where the CCO determines that WCM does not have a material conflict of interest, the ISG may overrule Glass Lewis’ recommendation if the ISG reasonably determines that doing so is in the best interests of WCM’s clients. If the ISG decides to overrule Glass Lewis’ recommendation, the ISG will maintain documentation to support their decision.

6.	Dealing with Material Conflicts of Interest between a Client and Glass Lewis or Proxy Issuer

In the event that WCM is notified by a client regarding a conflict of interest between them and Glass Lewis or the proxy issuer, The CCO will evaluate the circumstances and either

a.	elevate the decision to the ISG who will make a determination as to what would be in the Client’s best interest;

b.	if practical, seek a waiver from the Client of the conflict; or

c.	if agreed upon in writing with the Clients, forward the proxies to affected Clients allowing them to vote their own proxies.

7.	Maintenance of Proxy Voting Records

As required by Rule 204-2 under the Advisers Act, as amended, WCM will maintain or procure the maintenance of the following records relating to proxy voting for a period of at least five years:

a.	a copy of these Proxy Policies, as they may be amended from time to time;

b.	copies of proxy statements received regarding Client securities, unless these materials are available electronically through the SEC’s EDGAR system;

c.	a record of each proxy vote cast on behalf of its Clients;

d.	a copy of any internal documents created by WCM that were material to making the decision how to vote proxies on behalf of its Clients; and

e.	each written Client request for information on how WCM voted proxies on behalf of the Client and each written response by WCM to oral or written Client requests for this information.

As permitted by Rule 204-2(c), electronic proxy statements and the record of each vote cast on behalf of each Client account will be maintained by ProxyEdge. WCM shall obtain and maintain an undertaking from ProxyEdge to provide it with copies of proxy voting records and other documents relating to its Clients’ votes promptly upon request. WCM and ProxyEdge may rely on the SEC’s EDGAR system to keep records of certain proxy statements if the proxy statements are maintained by issuers on that system (e.g., large U.S.-based issuers).

8.	Disclosure

WCM will provide all Clients a summary of these Proxy Policies, either directly or by delivery to the Client of a copy of its Form ADV, Part 2A containing such a summary, and information on how to obtain a copy of the full text of these Proxy Policies and a record of how WCM has voted the Client’s proxies. Upon receipt of a Client’s request for more information, WCM will provide to the Client a copy of these Proxy Policies and/or in accordance with the Client’s stated requirements, how the Client’s proxies were voted during the period requested. Such periodic reports will not be made available to third parties absent the express written request of the Client. However, to the extent that WCM serves as a sub-adviser to another adviser to a Client, WCM will be deemed to be authorized to provide proxy voting records on such Client accounts to such other adviser.

LSV ASSET MANAGEMENT

PROXY VOTING POLICY

LSV Asset Management’s (“LSV”) standard investment management agreement expressly authorizes LSV to vote proxies on behalf of the client’s account. Therefore, unless the client expressly reserves proxy voting responsibility, it is LSV’s responsibility to vote proxies relating to securities held for the client’s account.

ERISA Clients

With respect to ERISA plan clients, unless proxy voting responsibility has been expressly reserved, LSV, as the investment adviser for the account, must, subject to this policy, seek to vote all proxies relating to securities held for the plan’s account. If LSV is responsible for voting, LSV shall make appropriate arrangements with each account custodian to have proxies forwarded on a timely basis to the appropriate person,and shall endeavor to correct delays or other problems relating to timely delivery of proxies and proxy materials. Fiduciary obligations of prudence and loyalty require an investment adviser with proxy voting responsibility to vote proxies on issues that affect the value of the client’s investment. Proxy voting decisions must be made solely in the best interests of the client’s account. In voting proxies, LSV is required to consider those factors that may affect the value of the client’s investment and may not subordinate the interests of the client to unrelated objectives.

General Policies

LSV has adopted proxy voting guidelines that provide direction in determining how various types of proxy issues are to be voted. LSV has engaged an expert independent third party to design guidelines for client accounts that are updated for current corporate governance issues, helping to ensure that clients’ best interests are served by voting decisions. Clients are sent a copy of their respective guidelines on an annual basis.

LSV’s quantitative investment process does not provide output or analysis that would be functional in analyzing proxy issues. LSV, therefore, has retained an expert independent third party to assist in proxy voting, currently Glass Lewis & Co. (“GLC”). GLC implements LSV’s proxy voting process, provides assistance in developing guidelines and provides analysis of proxy issues on a case-by-case basis. LSV is responsible for monitoring GLC to seek to ensure that proxies are appropriately voted. LSV will vote issues contrary to, or issues not covered by, the guidelines only when LSV believes it is in the best interest of the client. Where the client has provided proxy voting guidelines to LSV, those guidelines will be followed. In certain circumstances, clients are permitted to direct their vote in a particular solicitation. Direction from a client on a particular proxy vote will take precedence over the guidelines. LSV’s use of GLC is not a delegation of LSV’s fiduciary obligation to vote proxies for clients.

Should a material conflict arise between LSV’s interest and that of its clients, LSV will vote the proxies in accordance with the recommendation of the independent third party proxy voting service. A written record will be maintained describing the conflict of interest, and an explanation of how the vote made was in the client’s best interest.

LSV may be unable or may choose not to vote proxies in certain situations. For example, LSV may refrain from voting a proxy if (i) the cost of voting the proxy exceeds the expected benefit to the client, (ii) LSV is not given enough time to process the vote, (iii) voting the proxy requires the security to be “blocked” or frozen from trading or (iv) it is otherwise impractical or impossible to vote the proxy, such as in the case of voting a foreign security that must be cast in person.

Clients may receive a copy of this proxy voting policy and LSV’s voting record for their account by request. LSV will additionally provide any mutual fund for which LSV acts as adviser or sub-adviser, a copy of LSV’s voting record for the fund so that the fund may fulfill its obligation to report proxy votes to fund shareholders.

Recordkeeping.

LSV will retain:

1	Copies of its proxy voting policies and procedures.

2	A copy of each proxy statement received regarding client securities (maintained by the proxy voting service and/or available on EDGAR).

3	A record of each vote cast on behalf of a client (maintained by the proxy voting service).

4	A copy of any document created that was material to the voting decision or that memorializes the basis for that decision (maintained by the proxy voting service).

5	A copy of clients’ written requests for proxy voting information and a copy of LSV’s written response to a client’s request for proxy voting information for the client’s account.

6	LSV will ensure that it may obtain access to the proxy voting service’s records promptly upon LSV’s request.

The above listed information is intended to, among other things, enable clients to review LSV’s proxy voting procedures and actions taken in individual proxy voting situations.

LSV will maintain required materials in an easily accessible place for not less than five years from the end of the fiscal year during which the last entry took place, the first two years in LSV’s principal office.

Consideration of Environmental, Social and Governance Factors

LSV became a signatory to the Principles for Responsible Investment (PRI) in April 2014. GLC is also a signatory to the PRI. The PRI provides a framework, through its six principles, for consideration of environmental, social and governance ("ESG") factors in portfolio management and investment decision-making. The six principles ask an investment manager, to the extent consistent with its fiduciary duties, to seek to: (1) incorporate ESG issues into investment analysis and decision-making processes; (2) be an active owner and incorporate ESG issues into its ownership policies and practices; (3) obtain appropriate disclosure on ESG issues by the entities in which it invests; (4) promote acceptance and implementation of the PRI principles within the investment industry; (5) work to enhance its effectiveness in implementing the PRI principles; and (6) report on its activities and progress toward implementing the PRI principles.

For clients where LSV has proxy voting authority, certain ESG factors are built into our standard proxy voting guidelines. For example, GLC views the identification, mitigation and management of environmental and social risks as integral components when evaluating a company’s overall risk exposure. In cases where the board or management has failed to sufficiently identify and manage a material environmental or social risk that did or could negatively impact shareholder value, GLC will recommend shareholders vote against directors responsible for risk oversight in consideration of the nature of the risk and the potential effect on shareholder value. In addition, GLC generally recommends supporting shareholder proposals likely to increase and/or protect shareholder value and also those that promote the furtherance of shareholder rights. In evaluating shareholder resolutions regarding environmental and social issues, GLC examines: (1) direct environmental and social risk, (2) risk due to legislation and regulation, (3) legal and reputational risk, and (4) governance risk. Finally, through GLC, LSV is able to offer additional guidelines that provide another level of analysis for clients seeking to vote consistent with widely-accepted enhanced ESG practices. These ESG-specific guidelines are available to clients with a focus on disclosing and mitigating company risk with regard to ESG issues.

CLEARWATER SMALL COMPANIES FUND

KENNEDY CAPITAL MANAGEMENT, INC.

PROXY VOTING POLICY

April 2019

INTRODUCTION

Rule 206(4)-6 under the Advisers Act of 1940, as amended, sets forth the conditions under which advisers owe a fiduciary obligation with respect to each client for which the adviser exercises investment discretion, including the authority and responsibility to vote proxies. Advisers with proxy voting authority must monitor corporate developments and, where appropriate, vote proxies. In addition, advisers must cast proxy votes solely in the best interest of its clients.

Kennedy Capital Management, Inc. (“KCM”) has adopted the following policies with respect to voting proxies on behalf of its clients:

1.	This written proxy voting policy, which is updated and supplemented from time-to-time, will be provided to each client for which KCM has been delegated the authority or responsibility to vote proxies;
2.	Clients will be advised about how to obtain a copy of the proxy voting policy and information about how their securities were voted;
3.	The proxy voting policy is consistently applied and records of votes maintained for each client;
4.	KCM documents the reasons for voting, including exceptions;
5.	KCM maintains records of such votes cast and client requests for proxy voting information for inspection by the client or governmental agencies;
6.	KCM monitors such voting for any potential conflicts with the interests of its clients; and
7.	KCM maintains systems to ensure that material conflicts will be resolved prior to voting, documenting in each case that its good faith determination was based on the clients’ best interests and did not result from the conflict.

CONFLICTS OF INTERESTS

KCM is an investment adviser to pension plans, public and private companies, mutual funds and individual investors, and provides sub-advisory services to investment companies, wrap fee programs, model programs as well as to clients of consultants and other investment advisors as described in KCM’s Form ADV. The management fees collected from such clients are KCM’s principal source of revenue. With respect to the fees received for advisory services rendered, conflicts of interest may occur when KCM must vote on ballot items of the public companies for which it manages assets and, in certain cases, KCM may have a relationship with the proponents of proxy proposals or participants in proxy contests.

To mitigate potential conflicts of interest or the appearance of conflicts, KCM does not allow employees to sit on the board of directors of any public company without Senior Management approval. To the extent that such conflicts occur, KCM will generally follow the recommendation of the proxy voting service to ensure that the best interests of its clients are not subordinated to KCM’s interests. KCM may, in selected matters, consult the Proxy Voting Committee to obtain guidance to vote proxies. Routine matters shall not constitute a material conflict with respect to this procedure.

The Proxy Voting Committee has a duty to make reasonable investigation of information relating to conflicts of interest. The Proxy Voting Committee is chaired by the Chief Executive Officer and is comprised of the Chief Operating Officer, the Director of Research, the Chief Compliance Officer, the Director of Portfolio Operations and such other members as may be amended from time-to-time as required by a majority vote of its current members, with three members serving as a quorum. The Proxy Voting Committee will determine, prior to voting, whether any of the members of the Committee have a material personal or business conflict - in which case the committee member will abstain from voting.

ENGAGEMENT OF SERVICE PROVIDER

In order to facilitate the proxy voting process, Broadridge Investor Communication Solutions, Inc. (“Broadridge”) has been retained to provide access to a selection of third-party providers that are available to provide proxy vote recommendations and research. Votes are cast through the Broadridge ProxyEdge® platform (“ProxyEdge®”). With the assistance of Broadridge, Glass, Lewis & Co., LLC (“Glass Lewis”) has been selected to provide vote recommendations based on its own internal guidelines. The services provided to KCM through Glass Lewis include access to Glass Lewis’ research analysis and its voting recommendations. Services provided to KCM through ProxyEdge® include receipt of proxy ballots, vote execution based upon the recommendations of Glass Lewis and access to the voting recommendations of Glass Lewis, as well as reporting, auditing, working with custodial banks, and consulting assistance for the handling of proxy voting responsibilities. ProxyEdge® also maintains proxy voting records and provides KCM with reports that reflect the proxy voting activities of client portfolios. KCM uses this information for appropriate monitoring of such delegated responsibilities.

KCM may, under soft dollar arrangements, pay for no more than the cost allocated to research services. The cost of that portion of the services not constituting “research” for the purposes of Section 28(e) (“mixed-use” services) will be reimbursed to the broker-dealer provider. Presently, Broadridge’s services are not provided to KCM by a broker-dealer under a soft dollar arrangement.

Proxies are voted through the ProxyEdge® application in accordance with one of two proxy voting platforms offered by KCM. It is the client’s decision as to which set of guidelines will be used to vote its proxies. Not all clients delegate proxy voting authority to KCM; however, KCM is deemed to have voting authority in the absence of a specific delegation of authority and will vote in accordance with its Standard Policy under such circumstances.

POLICIES AVAILABLE

●	Standard policy – generally voted in conformity with the Glass Lewis Proxy Paper™ Guidelines (the “Standard Policy”).
●	Catholic policy – generally voted in conformity with the Glass Lewis Catholic Policy (the “Catholic Policy”), an addendum to the Glass Lewis Proxy Paper™ Guidelines, and based largely on the principles set forth by the United States Conference of Catholic Bishops.

The Standard Policy is the default policy to be used for voting proxies for all clients’ accounts (both ERISA and non-ERISA related), unless the client specifically selects the Catholic Policy. KCM declines clients’ requests to implement customized proxy voting policies, as they tend to be expensive to implement and difficult to manage on an ongoing basis. KCM encourages the client to vote its own proxies if the client seeks to impose client-specific voting guidelines that may be inconsistent with one of the two policies offered by KCM. KCM does not generally advise a client on proxy voting issues when the client retains authority to handle such matters itself.

KCM’s Standard and/or Catholic Policies are available upon request, and these policies provide a general indication as to how proxies will be voted on certain issues. Neither all potential voting issues nor the intricacies that surround individual proxy votes may be addressed therein, and for that reason, actual proxy votes may differ from the selected policy.

PROCEDURES

KCM generally votes all proxies from a specific issuer the same way for each client absent written instruction from the client to the contrary; however, proxies may be voted differently for different clients on the same proxy issue based upon one of the two proxy policies chosen by the client. Upon certain circumstances and in KCM’s discretion, a client may direct KCM to vote a proxy different from the specific voting guidelines. The client must submit this request in writing to KCM in advance of the meeting date stated on the proxy ballot.

Although KCM generally votes in accordance with the recommendations of Glass Lewis, KCM’s portfolio managers (PMs) and analysts are consulted to determine how to vote on issues when the Glass Lewis recommendation differs from the recommendation of the issuer’s management. Furthermore, a PM or analyst may direct that proxies be voted in a manner different from that recommended by Glass Lewis if he or she is personally informed on the issue and has determined that a different vote is appropriate and in the best interests of KCM’s clients. Documentation of the rationale for any proxy voted contrary to the Glass Lewis recommendation will be maintained. KCM will vote in accordance with the recommendations of Glass Lewis for all short-term investment fund securities and any unsupervised assets retained in the same custodial account KCM has investment discretion over. In the event that Glass Lewis does not provide a recommendation on the aforementioned securities, no vote will be entered for these types of securities unless explicitly instructed by an authorized representative of the account.

KCM will make every reasonable effort to vote all proxies in a timely manner for which KCM has been delegated proxy voting discretion; however, instances may exist when KCM is unable to vote, including but not limited to the following:

●	Delays in account setup between Broadridge and the client’s custodian;
●	Miscommunication between Broadridge and the client’s custodian;
●	The client’s custodian did not receive the proxy ballot;

●	The client’s custodian did not submit the proxy ballot to Broadridge in a timely manner;
●	ProxyEdge® does not reflect the proxy ballot information;
●	The proxy ballot was received by KCM with insufficient time to submit a vote;
●	KCM held shares on the record date, but sold the shares prior to the meeting date;
●	The issuer is a non-U.S. company;
●	Securities lending arrangements;
●	A proxy is received for a client that has terminated KCM’s advisory relationship;
●	The client’s custodian does not utilize Broadridge for submission of proxy materials; or
●	KCM believes it is not in the best interest of the client to vote the proxy for any other reason not specified herein.

ENVIRONMENTAL, SOCIAL AND GOVERNANCE (ESG) STRATEGY

KCM recognizes that ESG issues can impact the valuation of the companies we invest in on behalf of our clients. In order to effectively factor in ESG considerations when making voting decisions, proxy related research for all securities held in the ESG SMID Cap strategy are distributed to the PM for review.

CUSTODIAL CONSIDERATIONS

For each client account for which KCM has been delegated proxy voting discretion, KCM will notify Broadridge of the account relationship. KCM completes the initial document that Broadridge will send to the client’s custodian requesting proxy statements and materials received on behalf of the client account be sent to Broadridge. .

It is important to understand that from time-to-time custodial issues may arise which are beyond KCM’s control. In the event a client delegates proxy voting discretion to KCM, it remains the client’s obligation to instruct its custodian to forward applicable proxy materials directly to Broadridge so that its shares may be voted. Although KCM makes its best efforts to make sure that the client’s custodian has received KCM’s instructions through Broadridge, it is the responsibility of the client’s custodian to acknowledge receipt of our instructions and to establish the account correctly in order for proxy materials to be submitted to Broadridge in a timely manner. KCM is not able to vote shares if Broadridge does not receive proxy materials on a timely basis from the custodian.

It is within each custodian’s discretion as to whether it will provide ballots to Broadridge for issuers whose stocks are held in each client’s account. Instead, a custodian may select its own proxy voting provider and choose not to provide proxy ballots to Broadridge. In these instances, Broadridge is not able to vote proxies for the client’s account and KCM will not be able to accept voting authority for the client’s account.

When voting ballots, it is within each custodian’s discretion as to whether it will aggregate shares, held on behalf of various clients, in an omnibus account instead of submitting individual ballots for segregated accounts. In these cases, the custodian must rely on its internal records to differentiate the various underlying holdings. In these instances, Broadridge will not be able to provide KCM with a detailed history of voting records at the individual client account level.

SECURITIES LENDING ARRANGEMENTS

The client may contract with its selected custodian to participate in a securities lending program. Under most securities lending arrangements, securities on loan to a borrower on the proxy record date is not voted by the lender unless the securities are recalled prior to the record date for the vote. As a general matter, KCM will not attempt to ask custodians to recall securities engaged in lending programs to facilitate proxy voting; therefore, the responsibility to vote proxies for securities on loan will typically reside with the borrower rather than the lender.

NOTIFICATION OF ACCOUNT TERMINATION AND CLOSED ACCOUNTS

KCM will continue voting a client’s proxies after the client has provided notification to terminate its advisory relationship with KCM unless explicit instructions are received that state otherwise. Although ballots received prior to the actual account termination date will generally be voted, ballots received after the termination of the account will neither be reviewed nor voted.

VOTING FOR NON-U.S. ISSUERS

It is KCM’s policy to seek to vote all proxies for securities held in client accounts for which it has been delegated proxy voting discretion. In the case of non-U.S. issuers, proxies are voted on a best efforts basis, and it may be difficult to vote or KCM may be prevented from voting due to a number of administrative issues that my include, but are not limited to, the following:

●	KCM may not know when a meeting is taking place or may not be able to obtain relevant information. For example, KCM may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting;
●	Trading restrictions may have been placed on shares subject to voting.

A custodian may, in its sole discretion, determine that it will provide proxies to Broadridge for U.S. domestic companies, but not for non-U.S. issuers. Or, custodians may determine to provide proxies for non-U.S. issuers only to the custodians’ selected proxy voting provider. In these instances, Broadridge is not able to vote proxies for non-U.S. issuers held in a client’s accounts.

Generally, research coverage of non-U.S. issuers is provided by Glass Lewis. However, voting recommendations are not always provided with research; therefore, ballots for non-U.S. issuers are generally voted according to the chosen policy.

In certain circumstances, KCM will occasionally abstain from voting for non-U.S. issuers when unjustifiable costs and resources associated with voting a client’s proxy might exceed any anticipated benefits to the client.

ACTIVE COMMUNICATIONS WITH CORPORATE MANAGEMENT

KCM has actively voted against management-sponsored initiatives where deemed appropriate. This action is the most direct communication of the fiduciary voters’ concerns in some instances. Additional actions may include or have included direct meetings with corporate representatives, conference calls, inquiries through third parties and, on occasion, letter writing. KCM participates in a number of forums where its employees are able to meet and discuss issues with corporate representatives; these forums include conferences, seminars, user workshops, and other venues.

KCM has historically, and will in the future, review the proxy process for ERISA funds to adhere to two operative principles:

●	Our duty of loyalty: What is in the best interest of the fund beneficiaries? Are their rights or ability to act being altered by this vote? Is it other than beneficial?
●	Our duty of prudence: Is the action proposed other than in the long-term financial interest of the fund? If an issue is reviewed and found to be basically “ERISA-neutral,” less concern is possibly warranted than when it has a potential substantive adverse financial or best interest impact.

To date, KCM has been an active shareholder in the context of the proxy process and, when appropriate or necessary, has engaged in conversations with management and/or those who monitor the company. KCM will continue to carry out a detailed assessment of a company when evaluating areas of concern.

KCM has not, to date, actively considered filing shareholder proposals or writing letters to companies on a regular basis. These activities and others which could be considered expressions of activism are not under consideration at this time. Should a particular equity company become a concern, the evaluation and voting process will continue to be the first level of monitoring and communication. Participation in national forums and contacts with corporate representatives will also continue. A more individualized approach could evolve if these methods are not satisfactory in the context of a particular company. With numerous stocks to monitor and vote for client accounts, KCM recognizes it is not feasible or appropriate to be in active communication with 100% of companies.

As a result, it is believed that the current use of both internal and external resources to provide economies of scale and to more quickly identify concerns is an effective and appropriate use of time and assets in the management process. The final and perhaps most valuable tool KCM can use in the process of being an active and involved fiduciary remains the weight of its vote and, through that vote, we believe we can play a significant role in bringing concerns to corporate management on behalf of our clients.

RECONCILIATION

To the extent reasonably practicable, KCM shall seek to reconcile proxies as reflected on ProxyEdge® against securities eligible to be voted in client accounts with the exception of accounts in a wrap program or where a client’s custodian wraps ballots7. Discrepancies identified between the expected ballot and actual ballot will be investigated with Broadridge and/or the client’s custodian bank to make a best effort to determine the cause of the discrepancy. Documentation of discrepancies will be maintained.

MAINTENANCE OF PROXY VOTING RECORDS & PROGRAM RESPONSIBILITY

The documents listed below shall be maintained for no less than seven (7) years by KCM, by Broadridge or by another third-party service provider, on behalf of KCM; provided that Broadridge or another third-party service provider shall undertake to provide KCM copies of such documents promptly upon its request:

●	KCM’s proxy voting policies and procedures;
●	Proxy statements received for client and fund securities, provided that no copy of a proxy statement found on the SEC’s EDGAR website need be retained;
●	Records of votes cast on behalf of clients and funds;
●	Records of oral or written requests for proxy voting information and written responses from KCM; and
●	Any documents prepared by KCM that were material to making a proxy voting decision or that memorialized the basis for the decision.

The Director of Portfolio Operations is responsible for the administration of KCM’s proxy voting activities.

INQUIRIES

Clients should contact KCM to request additional proxy voting information or for a record of proxies voted on their behalf. Client inquiries should be directed to Kennedy Capital Management, Inc., attention Client Service Department, 10829 Olive Blvd, St. Louis, MO 63141, or by calling 800-859¬5462.

Except as otherwise required by law, KCM has a general policy of not disclosing proxy voting records to an unaffiliated third party.

[7]	Proxy ballots for wrap account sponsors or in certain circumstances where a client’s custodian wraps ballots are provided to KCM on an aggregated basis for all accounts managed by KCM in the sponsor’s program or by that client’s custodian; therefore, KCM cannot reconcile the holdings in such accounts against the shares voted.

COOKE & BIELER, L.P.

PROXY POLICY

Cooke & Bieler, L.P. has a fiduciary obligation to vote client proxies in the best interest of our clients – to protect and enhance the economic interests of the beneficial owner of the securities which are under our supervision. In determining how to vote on an issue, the firm will consider the opinion of management and the effect on the issuer's business practices as part of analyzing the effect on shareholder value.  In addition, Cooke & Bieler will consider the voting recommendations of third parties, such as proxy services firms or other organizations or associations (e.g., the AFL-CIO, RMG or Glass Lewis), but these recommendations are not determinative.  The firm will also consider the views of third parties when revising its proxy voting policies, procedures or guidelines.

Cooke & Bieler utilizes the services of an outside proxy firm, currently Broadridge, to act as agent for the proxy process and to maintain records of proxy votes for our clients . In addition, Glass Lewis provides the firm research on proxy votes . In the rare situation where a custodian does not have a relationship with Broadridge, we may use a different proxy voting vendor but continue to use Glass Lewis as the research provider. Proxy statements are thoroughly reviewed by the portfolio manager most familiar with the company to ensure that proxies are voted in the best interest of our clients. Cooke & Bieler defines the best interest of the client to mean the best economic interest of the shareholders of the company.

The following guidelines have been established to ensure voting which is consistent with our fiduciary responsibility. While we follow the guidelines listed below, each vote is ultimately cast on a case-by-case basis, taking into consideration all the relevant facts and circumstances at the time of the vote.

I. The Board of Directors

A.       Voting on Director Nominees in Elections

Votes on director nominees are made on a case-by-case basis, examining the following factors:

●	long-term corporate performance and stock price
●	composition of board and key board committees
●	nominee’s attendance at meetings
●	track record
●	if contested- background of proxy contest, qualifications of both slates of nominees, what they are offering and likelihood objectives can be met

B.       Separation of Chairman and CEO

We believe in most cases, an independent chairman is better suited to oversee the board and the company’s management, assess performance and ensure that shareholder interests are being served. However sometimes we believe that the individual is capable of fulfilling both roles especially when the company’s performance has been strong under the leadership of this individual. We vote case-by-case on shareholder proposals asking that the chairman and CEO positions be separated (independent chairman).

C.       Majority of Independent Directors

We generally vote for shareholder proposals that request that the board be comprised of a majority of independent directors. We believe that a majority of independent directors helps to facilitate objective decision making and enhances accountability to shareholders.

D.       Stock Ownership Requirements

We typically vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board. Requiring stock ownership may limit the number of persons qualified to be on the board. We believe a director can serve the company well regardless of the extent of his or her ownership.

E.       Term of Office

We vote against shareholder proposals to limit the tenure of outside directors because this may result in prohibiting the service of directors who significantly contribute to the company’s success and represent shareholders’ interest effectively.

F.       Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection are evaluated on a case-by-case basis.

We vote against proposals to limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care.

We vote against indemnification proposals that would expand coverage beyond legal expenses to include acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

We vote for only those proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and (2) only if the director’s legal expenses would be covered.

G.       Requiring Majority Voting for Election of Directors

We typically vote for requiring majority voting for election of directors

II. Proxy Contests

A.       Reimburse Proxy Solicitation Expenses

Decisions to provide full reimbursement for dissidents waging a proxy contest are made on a case-by-case basis . We believe reimbursement of solicitation expenses may encourage abuse by special interests at the expense of the majority of shareholders.

III. Auditors

A.        Ratifying Auditors

We generally vote for ratifying auditors unless they have a financial interest in or association with the company, and are therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position; or finally if non-audit service fees are excessive.

IV. Proxy Contest Defenses

A.       Board Structure: Staggered vs. Annual Elections

We vote against proposals to classify the board.

We vote for proposals to repeal classified boards and to elect all directors annually.

B.       Cumulative Voting

We review on a case-by-case basis proposals to permit/eliminate cumulative voting. We weigh the positive of enhancing the ability of minority shareholders to concentrate support with the negative that this may be used destructively by a minority of shareholders with extreme points of view. We consider:

●	Historical shareholder-friendliness of said corporation;
●	Past dealings with minority shareholders;
●	Conflicts of interest

C.       Shareholder Ability to Call Special Meetings

We review on a case-by-case basis proposals to permit/eliminate shareholder’s ability to call special meetings. We consider how shareholder friendly the company is as we believe this right may be abused by special interests at the expense of the majority of shareholders.

V. Tender Offer Defenses

A.       Poison Pills

We vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

We review on a case-by-case basis shareholder proposal to redeem or ratify a company’s poison pill. We consider the trigger, value of the NOLs, terms and conditions, and shareholder protection mechanisms.

B.       Fair Price Provisions

We review on a case-by-case basis fair price proposals. We evaluate vote required to approve the proposed acquisition, the vote required to repeal the fair price provisions, and the mechanism for determining the fair price.

C.       Supermajority Shareholder Vote Requirement

We vote against management proposals to require a supermajority shareholder vote.

We vote for shareholder proposals to lower supermajority shareholder vote requirements.

VI . Capital Structure

A.       Common Stock Authorization

We review on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue. We will make an assessment regarding:

●	the need for the increase;
●	the percentage increase with respect to the existing authorization;
●	voting rights of the stock;
●	overall capitalization structures;
●	board’s governance structure and practices;
●	whether company is in danger of being de-listed or if going concern is an issue.

B.       Stock Splits

We will vote for management proposals to implement a stock split.

C.       Reverse Stock Splits

We vote for management’s proposals to implement a reverse stock split. We will generally support a reverse stock split if management provides a reasonable justification for the split and if the reverse stock split would proportionately reduce number of authorized shares.

D.       Preemptive Rights

We review on a case-by-case basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

E.       Share Repurchase Programs

We vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

F.       Approve Distribution of Dividend

We typically vote for management proposals to distribute a dividend in which the financial stability of the company will not be affected.

VII . Compensation

We analyze executive and director compensation plans on a case-by-case basis. Viable compensation programs are designed to attract, retain and motivate talented executives and outside directors , but are also subject to abuse by entrenched managements. In evaluating a pay plan, we weigh the need to attract and retain qualified people against the implications for dilution and transfer of shareholder wealth.

A.       Shareholder Proposals to Limit Executive and Directors Pay

We review all shareholder proposals that seek additional disclosure of executive and director pay information on a case-by-case basis .

We review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.

B.       Golden and Tin Parachutes

We vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

We review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

C.       Employee Stock Ownership Plans (ESOPs)

We vote review on a case-by-case basis proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs.

D.       401(k) Employee Benefit Plans

We vote for proposals to implement a 401(k) savings plan for employees since this will help attract and retain quality personnel.

E.       Pay for Superior Performance

We vote for proposals that reward executives for performance. We typically consider the following factors:

●	type of industry
●	stage of business cycle
●	appropriateness of current incentive programs
●	performance of company with current incentive program

F.       Restrictions on Golden Coffin Compensations

We vote for proposals calling companies to adopt policies that require obtaining shareholder approval for payments after the death of a senior executive

We typically vote for proposals that reduce the use of golden coffin type payments.

G.       Limit Supplemental Executive Retirement Plans (SERPs)

We generally vote for proposals that require putting extraordinary benefits contained in SERP agreements to shareholder vote.

We also generally vote for shareholder proposals requesting to limit extraordinary executive benefits provided under company’s SERP.

H.       Advisory Vote on Executive Compensation

We generally vote for shareholder proposals that call for non-binding shareholder ratification of compensation of executive officers.

I.       Stock Retention/Holding Period Requirements

We evaluate on a case by case basis shareholder proposals asking companies to adopt policies requiring executive officers to retain a certain percentage of shares acquired while employed at the company. We consider the following factors:

●	actual officer stock ownership
●	degree to which current requirements differ from proponent’s suggested holding period/retention ratio
●	current and past problematic pay practices

J.       Tax Gross-Up Proposals

We generally vote against proposals calling for companies to adopt a policy providing tax gross-up payments to executives.

K.       Frequency of Advisory Votes on Executive Compensation

We generally vote for proposals modifying the frequency to annually for advisory votes on executive compensation.

VIII . State of Incorporation

A.       Voting on State Takeover Statues

We review on a case-by-case basis proposals to opt out of state takeover statutes. We consider the following factors:

●	the power the statute vests with the issuer’s board;
●	the potential for the statute to empower the board to negotiate a better deal for shareholders;
●	provisions incorporated.

B.       Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation are examined on a case-by-case basis. A company may choose to reincorporate under the laws of a different state for many reasons, including:

●	taxation;
●	comparison of corporation laws of original state and destination state
●	the level of corporate experience of the state court;
●	reason for reincorporation
●	comparison of company’s governance practices and provisions prior to and following reincorporation.

IX . Mergers and Corporate Restructurings

A.       Mergers and Acquisitions

Votes on mergers and acquisitions are considered on a case-by-case basis, taking into account the following:

●	anticipated financial and operating benefits;
●	offer price (cost vs. premium);
●	prospects of the combined companies;
●	how the deal was negotiated; and
●	changes in corporate governance and their impact on shareholder rights.

B.       Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyout, spin-offs, liquidations and asset sales are considered on a case-by-case basis with the following considerations:

●	dilution of existing shareholder’s position
●	terms of the offer

●	financial and control issues
●	conflicts of interest

C.       Spin-offs

Votes on spin-offs are considered on a case-by-case basis depending on:

●	tax and regulatory advantages
●	planned use of sale proceeds
●	market focus
●	managerial incentives
●	corporate governance changes
●	capital structure changes
●	conflicts of interest

 X. Lobbying and Political Donations

Votes on lobbying and political donations are considered on a case-by-case basis depending on:

●	the polity in question
●	the expenses of the operation
●	the possibility of corruption
●	the type of business

XI . Social and Environmental Issues

We believe companies face real financial, regulatory and reputational risks from their environmental and social practices and thoughtful management of these issues is important for the creation of shareholder value over the long-term.  We expect the managements and boards of the companies in which we invest to address these issues as part of their overall risk control and firm management responsibilities.

We will typically vote for disclosure reports that seek additional information that is not available elsewhere and that is not proprietary, particularly when it appears that companies have not adequately addressed shareholder’s social and environmental concerns. We will generally vote against proposals we deem duplicative, overly burdensome or unlikely to further the long-term economic interests of shareholders.

In determining our vote on shareholder social and environmental proposals, we also analyze the following factors:

●	whether adoption of the proposal would have either a positive or negative impact on the company’s short-term or long-term share value;
●	whether the company has already responded in some appropriate manner to the request embodied in the proposal;
●	whether the proposal itself is well framed and reasonable;
●	whether implementation of the proposal would achieve the objectives sought in the proposal;
●	what other companies have done in response to the issue;
●	any recent related fines, controversies, or litigations.

XII . Conflicts of Interest

Conflicts between the firm and its clients on proxy-related issues are rare. If Cooke & Bieler, L.P. has a material conflict of interest, the following four-step process will be used to address the conflict. The first step is to identify those issuers where Cooke & Bieler has a significant business or personal/family relationship that could give rise to a conflict of interest. The second step is to identify those proxy proposals where the conflict of interest may be material. The third step is to identify whether Glass Lewis also has a conflict of interest. If Glass Lewis does not have a conflict of interest, we will vote according to Glass Lewis. If Glass Lewis does have a conflict of interest we will identify another unaffiliated third party to vote the proposals according to. The fourth step is to document the conflict of interest and the resolution of the conflict.

(1) Identifying Those Issuers with which Cooke & Bieler May Have a Conflict of Interest

Cooke & Bieler will identify issuers with which it may have a conflict of interest and maintain a list of such issuers.

a.) Significant Business Relationships – Cooke & Bieler will maintain a list of issuers with which we may have a significant business relationship, for example, where we also manage a pension plan whose management is soliciting proxies. For this purpose, a “significant business relationship” is one that: (1) represents 5% or $1,000,000 of Cooke & Bieler’s revenues for the most recent fiscal year, whichever is less, or is reasonably expected to represent this amount for the current fiscal year; or (2) may not directly involve revenue to Cooke & Bieler but is otherwise determined by us to be significant, for example:

●	Cooke & Bieler has a significant relationship with a particular company which may create an incentive for Cooke & Bieler to vote in favor of management.

b.) Significant Personal/Family Relationships – Cooke & Bieler will identify issuers with which its employees who are involved in the proxy voting process may have a significant personal/family relationship. For this purpose, a “significant personal/family relationship” is one that would be reasonably likely to influence how Cooke & Bieler votes proxies. To identify any such relationships, we will obtain information on an annual basis about any significant personal/family relationship between any employees of Cooke & Bieler who is involved in the proxy voting process.

c.) Contact with Proxy Voting Employees – Cooke & Bieler will attempt to prevent employees who are not involved in the proxy voting process from trying to influence how Cooke & Bieler votes any proxy. If a person employed by Cooke & Bieler and not involved in the proxy voting process contacts anyone for the purpose of influencing how a proxy is voted, the member will immediately contact the Compliance Officer who will determine: (1) whether Cooke & Bieler should now treat the proxy in question as one involving a material conflict of interest; and (2) if so, anyone who was contacted should remove himself/herself from all further matters regarding the proxy.

d.) Duties of the Proxy Voting Employees – Cooke & Bieler has a duty to make reasonable investigation of information relating to conflicts of interest. Absent actual knowledge, we are not required to investigate possible conflicts involving Cooke & Bieler where the information is non-public or otherwise not readily available.

In connection with the consideration of any proxy voting matters under this policy, employees who vote proxies have a duty to disclose any material conflicts of interest of which the member has actual knowledge but which have not been identified pursuant to this policy.

(2) Identifying Those Proxy Proposals Where Cooke & Bieler’s Conflict is Material

If Cooke & Bieler receives a proxy relating to an issuer with which it has a conflict of interest (as determined above), Cooke & Bieler will then determine whether the conflict is “material” to any specific proposal included within the proxy. If not, then Cooke & Bieler can vote the proxy in accordance with its proxy voting procedures; if so, Cooke & Bieler will vote according to an independent third party, currently Glass Lewis, after confirming that they do not have a conflict of interest.

a.)Routine Proxy Proposals – Proxy proposals that are “routine” shall be presumed not to involve a material conflict of interest for Cooke & Bieler, unless they have actual knowledge that a routine proposal should be treated as material. For this purpose, “routine” proposals would typically include matters such as the selection of an accountant, uncontested election of directors, meeting formalities, and approval of an annual report/financial statements.

b.) Non-Routine Proxy Proposals – Proxy proposals that are “non-routine” shall be presumed to involve a material conflict of interest for Cooke & Bieler, unless the firm determines that Cooke & Bieler’s conflict is unrelated to the proposal in question. For this purpose, “non-routine” proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock option plans, retirement plans, profit sharing or other special remuneration plans).

c.) Determining that a Non-Routine Proposal is Not Material – As discussed above, although non-routine proposals are presumed to involve a material conflict of interest, the firm may determine on a case-by-case basis that particular non-routine proposals do not involve a material conflict of interest. To make this determination, they must conclude that a proposal is not directly related to Cooke & Bieler’s conflict with the issuer. The firm shall record in writing the basis for any such determination.

(3) Determining How to Vote Proxies Involving a Material Conflict of Interest

For any proposal where Cooke & Bieler has a material conflict of interest, we will vote according to an independent third party, currently Glass Lewis, to vote the specific proposals that involve a conflict. If it is determined that the independent third party also has a conflict, we will identify another unaffiliated third party to vote the specific proposals.

These procedures are designed to ensure that all proxies are voted in the best interests of clients and not the product of the conflict.

(4) Proxy Voting Process

1.	Broadridge will reroute proxy materials for our clients that were historically sent to custodian banks and incorporate that information onto the ProxyEdge system.
2.	Broadridge will determine client accounts that receive ballots and match the ballots to the correct account.
3.	The designated proxy person forwards all meeting material, including agenda items and Glass Lewis research as well as Taft Hartley research, to the responsible analyst for review.
4.	Absent material conflicts, the responsible analyst will determine how the firm should vote the proxy in the best interest of our clients.
5.	The designated proxy person will vote the proxy according to the analyst’s directions on a secure proprietary website, ProxyEdge.
6.	If any physical ballots are received at our offices on behalf of our clients, these ballots will be forwarded to the designated proxy person and voted accordingly through www.proxyvote.com.

(5) Responsibilities

Broadridge is responsible for notifying Cooke & Bieler in advance of the meeting; providing the appropriate proxies to be voted; and for maintaining records of proxy statements received and votes cast.

The compliance officer is responsible for: maintaining the proxy policies and procedures; determining when a potential conflict of interest exists (see examples above); maintaining records of all communications received from clients requesting information on how their proxies were voted; and notifying clients how they can obtain voting records and policies and procedures.

The operations department is responsible for: determining which accounts Cooke & Bieler has proxy voting responsibilities for; obtaining the appropriate guidance from the portfolio manager on how to vote; and maintaining documents created that were material to the voting.

PZENA INVESTMENT MANAGEMENT, LLC

PROXY VOTING, CLASS ACTIONS, & CORPORATE ACTIONS

Revised February 2018

INTRODUCTION

As a registered investment adviser, Pzena Investment Management, LLC (“PIM” or “the Firm”) is required to adopt policies and procedures reasonably designed to (i) ensure that proxies are voted in the best interests of clients, (ii) disclose to clients information about these policies and procedures and how clients can obtain information about their proxies, and (iii) describe how conflicts of interest are addressed. The following policies and procedures have been established to ensure decision making consistent with PIM’s fiduciary responsibilities and applicable regulations under the Investment Company Act and Advisers Act. These policies, procedures and guidelines are meant to convey PIM’s general approach to certain issues. Nevertheless, PIM reviews all proxies individually and makes final decisions based on the merits of each issue.

I.	PROXY VOTING PROCEDURES

A.	ISS

PIM subscribes to a proxy monitor and voting agent service offered by Institutional Shareholder Services (“ISS”). Under the written agreement between ISS and PIM, ISS provides a proxy analysis with research and a vote recommendation for each shareholder meeting of the companies in our separately managed client accounts. They also vote, record and generate a voting activity report for our clients. PIM retains responsibility for instructing ISS how to vote, and we still apply our own guidelines as set forth herein when voting. If PIM does not issue instructions for a particular vote, the default is for ISS to mark the ballots in accordance with these guidelines (when they specifically cover the item being voted on), and to refer all other items back to PIM for instruction (when there is no PIM policy covering the vote).

PIM personnel continue to be responsible for entering all relevant client and account information (e.g., changes in client identities and portfolio holdings) in the Indata system. A direct link download has been established between PIM and ISS providing data from the Indata System. ISS assists us with our recordkeeping functions, as well as the mechanics of voting. As part of ISS’ recordkeeping/administrative function, they receive and review all proxy ballots and other materials, and generate reports regarding proxy activity during specified periods, as requested by us. To the extent that the Procedures set forth in Section I are carried out by ISS, PIM will periodically monitor ISS to ensure that the Procedures are being followed and will conduct random tests to verify that proper records are being created and retained as provided in Section 6 below.

B.	COMPLIANCE PROCEDURES

PIM’s standard Investment Advisory Agreement provides that until notified by the client to the contrary, PIM shall have the right to vote all proxies for securities held in that client’s account. In those instances where PIM does not have proxy voting responsibility, it shall forward to the client or to such other person as the client designates any proxy materials received by it. In all instances where PIM has voting responsibility on behalf of a client, it follows the procedures set forth below. The Director of Research is responsible for monitoring the PIM Analyst’s compliance with such procedures when voting. The Chief Compliance Officer (“CCO”) is responsible for monitoring overall compliance with these procedures and an internally-designated “Proxy Coordinator” is responsible for day-to-day proxy voting activities as described below.

C.	VOTING PROCEDURES

1.	DETERMINE PROXIES TO BE VOTED

Based on the information provided by PIM via the direct link download established between PIM and ISS mentioned above, ISS shall determine what proxy votes are outstanding and what issues are to be voted on for all client accounts. Proxies received by ISS will be matched against PIM’s records to verify that each proxy has been received. If a discrepancy is discovered, ISS will use reasonable efforts to resolve it, including calling PIM and/or applicable Custodians. Pending votes will be forwarded first to the Firm’s CCO, or designee, who will perform the conflicts checks described in Section 2 below. Once the conflicts checks are completed, the ballots and supporting proxy materials will be returned to the Proxy Coordinator who will forward them on to the Analyst who is responsible for the Company soliciting the proxy. Specifically, the Analyst will receive a folder containing the proxy statement, the proxy analysis by ISS, a blank disclosure of personal holdings form, and one or more vote record forms.8 The Analyst will then mark his/her voting decision on the vote record form, initial this form to verify his/her voting instructions, fill out the disclosure of personal holdings form, and return the folder to the Proxy Coordinator who will then enter the vote into the ISS System. Any notes or other materials prepared or used by the Analyst in making his/her voting decision shall also be filed in the folder.

If an Analyst desires to vote contrary to the guidelines set forth in this proxy voting policy or the written proxy voting policy designated by a specific client, the Analyst will discuss the vote with the Chief Investment Officers and/or Director of Research and the Chief Investment Officers and/or Director of Research shall determine how to vote the proxy based on the Analyst’s recommendation and the long term economic impact such vote will have on the securities held in client accounts. If the Chief Investment Officers and/or Director of Research agree with the Analyst’s recommendation and determine that a contrary vote is advisable the Analyst will provide written documentation of the reasons for the vote (by putting such documentation in the folder and/or e-mailing such documentation to the Proxy Coordinator and CCO for filing.) When the Analyst has completed all voting, the Analyst will return the folder to the Proxy Coordinator who will enter the votes in the ISS System.

2.	IDENTIFY CONFLICTS AND VOTE ACCORDING TO SPECIAL CONFLICT RESOLUTION RULES

The primary consideration is that PIM act for the benefit of its clients and places its client’s interests before the interests of the Firm and its principals and employees. The following provisions identify potential conflicts of interest that are relevant to and most likely to arise with respect to PIM’s advisory business and its clients, and set forth how we will resolve those conflicts. In the event that the Analyst who is responsible for the Company soliciting a particular proxy has knowledge of any facts or circumstances which the Analyst believes are or may appear be a material conflict, the Analyst will advise PIM’s CCO, who will convene a meeting of the proxy committee to determine whether a conflict exists and how that conflict should be resolved.

a.	PIM has identified the following areas of potential concern:

●	Where PIM manages any pension or other assets affiliated with a publicly traded company, and also holds that company’s or an affiliated company’s securities in one or more client portfolios.

●	Where PIM manages the assets of a proponent of a shareholder proposal for a company whose securities are in one or more client portfolios.

●	Where PIM has a client relationship with an individual who is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios.

●	Where a PIM officer, director or employee, or an immediate family member thereof is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios. For purposes hereof, an immediate family member shall be a spouse, child, parent, or sibling.

b.	To address the first potential conflict identified above, PIM’s CCO, or designee, will maintain a list of public company clients that will be updated regularly as new client relationships are established with the Firm. Upon receipt of each proxy to be voted for clients, the Proxy Coordinator will give the ballot and supporting proxy materials to PIM’s CCO, or designee, who will check to see if the company soliciting the proxy is also on the public company client list. If the company soliciting the vote is on our public company client list and PIM still manages pension or other assets of that company, the CCO, or designee, will note this in the folder so that PIM will vote the proxy in accordance with the special rules set forth in Subsection f of this Section 2.

[8]	A separate ballot and vote record form may be included in the folder if the company soliciting the proxy is included in the portfolio of a client who has designated specific voting guidelines in writing to PIM which vary substantially from these policies and if the Custodian for that client does not aggregate ballots before sending them to ISS. In such event, the Analyst shall evaluate and vote such ballot on an individual basis in accordance with the applicable voting guidelines.

c.	To address the second potential conflict identified above, PIM’s CCO, or designee, will check the proxy materials to see if the proponent of any shareholder proposal is one of PIM’s clients. If the proponent of a shareholder proposal is a PIM client, the CCO, or designee, will note this in the folder so that PIM will vote the proxy in accordance with the special rules set forth in Subsection f of this Section 2.

d.	To address the third potential conflict identified above, PIM’s CCO, or designee, will check the proxy materials to see if any corporate director, or candidate for a corporate directorship of a public company whose securities are in one or more client portfolios is one of PIM’s individual clients (based on the client list generated by our Portfolio Management System, Indata). For purposes of this check, individual clients shall include natural persons and testamentary or other living trusts bearing the name of the grantor, settlor, or beneficiary thereof. If a director or director nominee is a PIM client, the CCO, or designee, will note this in the folder so that PIM will vote the proxy in accordance with the special rules set forth in Subsection f of this Section 2.

e.	To address the fourth potential conflict identified above, PIM’s CCO, or designee, will check the proxy materials to see if any corporate director, or candidate for a corporate directorship of a public company whose securities are in one or more client portfolios is a PIM officer, director or employee or an immediate family member thereof (based on the written responses of PIM personnel to an annual questionnaire in this regard). If a director or director nominee is a PIM officer, director or employee or an immediate family member thereof, the CCO, or designee, will note this in the folder so that PIM will vote the proxy in accordance with the special rules set forth in Subsection f of this Section 2.

f.	The following special rules shall apply when a conflict is noted in the folder:

i.	In all cases where PIM manages the pension or other assets of a publicly traded company, and also holds that company’s or an affiliated company’s securities in one or more client portfolios, PIM will have no discretion to vote any portion of the proxy, but will defer to the recommendation(s) of ISS in connection therewith and will vote strictly according to those recommendations.

ii.	The identity of the proponent of a shareholder proposal shall not be given any substantive weight (either positive or negative) and shall not otherwise influence an Analyst’s determination whether a vote for or against a proposal is in the best interests of PIM’s clients.

iii.	If PIM has proxy voting authority for a client who is the proponent of a shareholder proposal and PIM determines that it is in the best interests of its clients to vote against that proposal, a designated member of PIM’s client service team will notify the client-proponent and give that client the option to direct PIM in writing to vote the client’s proxy differently than it is voting the proxies of its other clients.

iv.	If the proponent of a shareholder proposal is a PIM client whose assets under management with PIM constitute 30% or more of PIM’s total assets under management, and PIM has determined that it is in the best interests of its clients to vote for that proposal, PIM will disclose its intention to vote for such proposal to each additional client who also holds the securities of the company soliciting the vote on such proposal and for whom PIM has authority to vote proxies. If a client does not object to the vote within 3 business days of delivery of such disclosure, PIM will be free to vote such client’s proxy as stated in such disclosure.

v.	In all cases where PIM manages assets of an individual client and that client is a corporate director, or candidate for a corporate directorship of a public company whose securities are in one or more client portfolios, PIM will have no discretion to vote any portion of the proxy, but will defer to the recommendation(s) of ISS in connection therewith and will vote strictly according to those recommendations.

vi.	In all cases where a PIM officer, director or employee, or an immediate family member thereof is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios, PIM will have no discretion to vote any portion of the proxy, but will defer to the recommendation(s) of ISS in connection therewith and will vote strictly according to those recommendations.

Notwithstanding any of the above special rules to the contrary, in the extraordinary event that it is determined by unanimous vote of the Director of Research, the Chief Executive Officer, and the Analyst covering a particular company that the ISS recommendation on a particular proposal to be voted is materially adverse to the best interests of the clients, then in that event, the following alternative conflict resolution procedures will be followed:

A designated member of PIM’s client service team will notify each client who holds the securities of the company soliciting the vote on such proposal, and for whom PIM has authority to vote proxies, and disclose all of the facts pertaining to the vote (including, PIM’s conflict of interest, the ISS recommendation, and PIM’s recommendation). The client then will be asked to direct PIM how to vote on the issue. If a client does not give any direction to PIM within 3 business days of delivery of such disclosure, PIM will be free to vote such client’s proxy in the manner it deems to be in the best interest of the client.

PIM will always defer to ISS when it votes a proxy of company shares accepted as a client accommodation, where said shares will not be held as part of the managed portfolio.

On an annual basis, the Compliance Department also will review the conflicts policies and Code of Conduct that ISS posts on its website.

3.	VOTE

Each proxy that comes to PIM to be voted shall be evaluated on the basis of what is in the best interest of the clients. We deem the best interests of the clients to be that which maximizes shareholder value and yields the best economic results (e.g., higher stock prices, long-term financial health, and stability). In evaluating proxy issues, PIM will rely on ISS to identify and flag factual issues of relevance and importance. We also will use information gathered as a result of the in-depth research and on-going company analyses performed by our investment team in making buy, sell and hold decisions for our client portfolios. This process includes periodic meetings with senior management of portfolio companies. PIM may also consider information from other sources, including the management of a company presenting a proposal, shareholder groups, and other independent proxy research services. Where applicable, PIM also will consider any specific guidelines designated in writing by a client.

The Analyst who is responsible for following the company votes the proxies for that company. If such Analyst also beneficially owns shares of the company in his/her personal trading accounts, the Analyst must complete a special “Disclosure of Personal Holdings Form” and the Director of Research must sign off on the Analyst’s votes for that company by initialing such special form before it and the vote record sheet are returned to the Proxy Coordinator. It is the responsibility of each Analyst to disclose such personal interest and obtain such initials. Any other owner, partner, officer, director, or employee of the Firm who has a personal or financial interest in the outcome of the vote is hereby prohibited from attempting to influence the proxy voting decision of PIM personnel responsible for voting client securities.

Unless a particular proposal or the particular circumstances of a company may otherwise require (in the case of the conflicts identified in Section 2 above) or suggest (in all other cases), proposals generally shall be voted in accordance with the following broad guidelines:

a.	Support management recommendations for the election of directors and appointment of auditors (subject to j below).

b.	Give management the tools to motivate employees through reasonable incentive programs. Within these general parameters, PIM generally will support plans under which 50% or more of the shares awarded to top executives are tied to performance goals. In addition, the following are conditions that would generally cause us to vote against a management incentive arrangement:

i.	With respect to incentive option arrangements:

●	The proposed plan is in excess of 10% of shares, or

●	The company has issued 3% or more of outstanding shares in a single year in the recent past, or

●	The new plan replaces an existing plan before the existing plan’s termination date (i.e., they ran out of authorization) and some other terms of the new plan are likely to be adverse to the maximization of investment returns, or

●	The proposed plan resets options, or similarly compensates executives, for declines in a company’s stock price. This includes circumstances where a plan calls for exchanging a lower number of options with lower strike prices for an existing larger volume of options with high strike prices, even when the option valuations might be considered the same total value. However, this would not include instances where such a plan seeks to retain key executives who have been undercompensated in the past.

For purposes hereof, the methodology used to calculate the share threshold in (i) above shall be the (sum of A + B) divided by (the sum of A + B + C + D), where:
A = the number of shares reserved under the new plan/amendment
B = the number of shares available under continuing plans
C = granted but unexercised shares under all plans
D = shares outstanding, plus convertible debt, convertible equity, and warrants

ii.           With respect to severance, golden parachute or other incentive compensation arrangements:

●	The proposed arrangement is excessive or not reasonable in light of similar arrangements for other executives in the company or in the company’s industry (based solely on information about those arrangements which may be found in the company’s public disclosures and in ISS reports); or

●	The proposed parachute or severance arrangement is considerably more financially or economically attractive than continued employment. Although PIM will apply a CASE-BY-CASE analysis of this issue, as a general rule, a proposed severance arrangement which is 3 or more times greater than the affected executive’s then current compensation shall be voted against unless such arrangement has been or will be submitted to a vote of shareholders for ratification; or

●	The triggering mechanism in the proposed arrangement is solely within the recipient’s control (e.g., resignation).

c.	PIM prefers a shareholder vote on compensation plans in order to provide a mechanism to register discontent with pay plans. In general, PIM will support proposals to have non-binding shareholder votes on compensation plans so long as these proposals are worded in a generic manner that is unrestrictive to actual company plans. However, PIM may oppose these proposals if PIM deems that the proposal:

i.	restricts the company’s ability to hire new, suitable management, or

ii.	restricts an otherwise responsible management team in some other way harmful to the company.

d.	Support facilitation of financings, acquisitions, stock splits, and increases in shares of capital stock that do not discourage acquisition of the company soliciting the proxy.

e.	Consider each environmental, social or corporate governance (ESG) proposal on its own merits.

f.	Support anti-takeover measures that are in the best interest of the shareholders, but oppose poison pills and other anti-takeover measures that entrench management and/or thwart the maximization of investment returns.

g.	Oppose classified boards and any other proposals designed to eliminate or restrict shareholders’ rights.

h.	Oppose proposals requiring super majority votes for business combinations unless the particular proposal or the particular circumstances of the affected company suggest that such a proposal would be in the best interest of the shareholders.

i.	Oppose vague, overly broad, open-ended, or general “other business” proposals for which insufficient detail or explanation is provided or risks or consequences of a vote in favor cannot be ascertained.

j.	Make sure management is complying with current requirements such as of the NYSE, NASDAQ and Sarbanes-Oxley Act of 2002 focusing on auditor independence and improved board and committee representation. Within these general parameters, the opinions and recommendations of ISS will be thoroughly evaluated and the following guidelines will be considered:

●	PIM generally will vote against auditors and withhold votes from Audit Committee members if non-audit (“other”) fees are greater than the sum of audit fees + audit-related fees + permissible tax fees.

In applying the above fee formula, PIM will use the following definitions:

-	Audit fees shall mean fees for statutory audits, comfort letters, attest services, consents, and review of filings with SEC

-	Audit-related fees shall mean fees for employee benefit plan audits, due diligence related to M&A, audits in connection with acquisitions, internal control reviews, consultation on financial accounting and reporting standards

-	Tax fees shall mean fees for tax compliance (tax returns, claims for refunds and tax payment planning) and tax consultation and planning (assistance with tax audits and appeals, tax advice relating to M&A, employee benefit plans and requests for rulings or technical advice from taxing authorities)

●	PIM will apply a CASE-BY-CASE approach to shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services), taking into account whether the non-audit fees are excessive (per the formula above) and whether the company has policies and procedures in place to limit non-audit services or otherwise prevent conflicts of interest.

●	PIM generally will evaluate director nominees individually and as a group based on ISS opinions and recommendations as well as our personal assessment of record and reputation, business knowledge and background, shareholder value mindedness, accessibility, corporate governance abilities, time commitment, attention and awareness, independence, and character.

●	PIM generally will withhold votes from any insiders flagged by ISS on audit compensation or nominating committees, and from any insiders and affiliated outsiders flagged by ISS on boards that are not at least majority independent.

●	In general, PIM will not support shareholder proposals to vote against directors unless PIM determines that clear shareholder value destruction has occurred as a consequence of the directors’ actions. When shareholders propose voting against directors serving on compensation committees, PIM will evaluate ISS’ opinions and recommendations, but will vote on the issue based on PIM’s assessment of the matter and independently of ISS’ criteria.

●	PIM will apply a CASE-BY-CASE approach to determine whether to vote for or against directors nominated by outside parties whose interests may conflict with our interests as shareholders, regardless of whether management agrees with the nomination.

●	PIM will evaluate and vote proposals to separate the Chairman and CEO positions in a company on a CASE-BY-CASE basis based on ISS opinions and recommendations as well as our personal assessment of the strength of the companies governing structure, the independence of the board and compliance with NYSE and NASDAQ listing requirements.

k.	Support re-incorporation proposals that are in the best interests of shareholders and shareholder value.

l.	Support proposals enabling shareholders to call a special meeting of a company so long as a 15% threshold is necessary in order for shareholders to do so. However, on a CASE-BY-CASE basis as determined by the Analyst voting the proxy, a 10% threshold may be deemed more appropriate should particular circumstances warrant; for example, in instances where executive compensation or governance has been an issue for a company.

m.	PIM may abstain from voting a proxy if we conclude that the effect of abstention on our clients’ economic interests or the value of the portfolio holding is indeterminable or insignificant. In addition, if a company imposes a blackout period for purchases and sales of securities after a particular proxy is voted, PIM generally will abstain from voting that proxy.

It is understood that PIM’s and ISS’ ability to commence voting proxies for new or transferred accounts is dependent upon the actions of custodian’s and banks in updating their records and forwarding proxies. PIM will not be liable for any action or inaction by any Custodian or bank with respect to proxy ballots and voting.

Where a new client has funded its account by delivering in a portfolio of securities for PIM to liquidate and the record date to vote a proxy for one of those securities falls on a day when we are temporarily holding the position (because we were still executing or waiting for settlement), we will vote the shares. For these votes only, we will defer to ISS’ recommendations, since we will not have firsthand knowledge of the companies and cannot devote research time to them.

Proxies for securities on loan through securities lending programs will generally not be voted. Since PIM’s clients generally control these securities lending decisions, PIM may not be able to recall a security for voting purposes even if the issue is material; however, it will use its best efforts. In certain instances, PIM’s commingled funds may participate in securities lending programs. PIM will use best efforts to have shares recalled in time to vote on material issues.

4.	RETURN PROXIES

The Chief Compliance Officer or designee shall send or cause to be sent (or otherwise communicate) all votes to the company or companies soliciting the proxies within the applicable time period designated for return of such votes.

5.	CLIENT DISCLOSURES

PIM will include a copy of these proxy voting policies and procedures, as they may be amended from time to time, in each new account pack sent to prospective clients. It also will update its ADV disclosures regarding these policies and procedures to reflect any material additions or other changes to them, as needed. Such ADV disclosures will include an explanation of how to request copies of these policies and procedures as well as any other disclosures required by Rule 206(4)-6 of the Advisers Act.

PIM will provide proxy voting summary reports to clients, on request. With respect to PIM’s mutual fund clients, PIM will provide proxy voting information in such form as needed for them to prepare their Rule 30b1-4 Annual Report on Form N-PX.

6.	RECORDKEEPING

A	PIM will maintain a list of dedicated proxy contacts for its clients as required. Each client will be asked to provide the name, email address, telephone number, and post office mailing address of one or more persons who are authorized to receive, give direction under and otherwise act on any notices and disclosures provided by PIM pursuant to Section I.C.2.f of these policies. With respect to ERISA plan clients, PIM shall take all reasonable steps to ensure that the dedicated proxy contact for the ERISA client is a named fiduciary of the plan.

B	PIM will maintain and/or cause to be maintained by any proxy voting service provider engaged by PIM the following records. Such records will be maintained for a minimum of five years. Records maintained by PIM shall be kept for 2 years at PIM’s principal office and 3 years in offsite storage.

i.	Copies of PIM’s proxy voting policies and procedures, and any amendments thereto.

ii.	Copies of the proxy materials received by PIM for client securities. These may be in the form of the proxy packages received from each Company and/or ISS, or downloaded from EDGAR, or any combination thereof.

iii.	The vote cast for each proposal overall as well as by account.

iv.	Records of any correspondence made regarding specific proxies and the voting thereof.

v.	Records of any reasons for deviations from broad voting guidelines.

vi.	Copies of any document created by PIM that was material to making a decision on how to vote proxies or that memorializes the basis of that decision.

vii.	A record of proxies that were not received, and what actions were taken to obtain them.

viii.	Copies of any written client requests for voting summary reports (including reports to mutual fund clients for whom PIM has proxy voting authority containing information they need to satisfy their annual reporting obligations under Rule 30b-1-4 and to complete Form N-PX) and the correspondence and reports sent to the clients in response to such requests.

7.	REVIEW OF POLICIES

The proxy voting policies, procedures and guidelines contained herein have been formulated by PIM’s proxy committee. This committee consists of PIM’s Director of Research, CCO, and at least one Portfolio Manager (who represents the interests of all PIM’s portfolio managers and is responsible for obtaining and expressing their opinions at committee meetings). The committee reviews these policies, procedures and guidelines at least annually, and makes such changes as it deems appropriate in light of current trends and developments in corporate governance and related issues, as well as operational issues facing the Firm.

II.	CORPORATE ACTIONS

PIM is responsible for monitoring both mandatory (e.g. calls, cash dividends, exchanges, mergers, spin-offs, stock dividends and stock splits) and voluntary (e.g. rights offerings, exchange offerings, and tender offers) corporate actions. Operations personnel will ensure that all corporate actions received are promptly reviewed and recorded in PIM’s portfolio accounting system, and properly executed by the custodian banks for all eligible portfolios. On a daily basis, a file of PIM’s security database is sent to a third-party service, Vantage, via an automated upload which then provides corporate action information for securities included in the file. This information is received and acted upon by the Operations personnel responsible for corporate action processing. In addition, PIM receives details on voluntary and some mandatory corporate actions from the custodian banks via email or online system and all available data is used to properly understand each corporate event.

Voluntary Corporate Actions - The Portfolio Management team is responsible for providing guidance to Operations on the course of action to be taken for each voluntary corporate action received. In some instances, the Portfolio Management team may maintain standing instructions on particular event types. As appropriate, Legal and Compliance may be consulted to determine whether certain clients may participate in particular corporate actions. Operations personnel will then notify each custodian banks, either through an online interface, via email, or with a signed faxed document of the election selected. Once all necessary information is received and the corporate action has been vetted, the event is processed in the portfolio accounting system and filed electronically. A log of holdings information related to the corporate action is maintained for each portfolio in order to confirm accuracy of processing.

III.	CLASS ACTIONS

PIM shall not have any responsibility to initiate, consider or participate in any bankruptcy, class action or other litigation against or involving any issue of securities held in or formerly held in a client account or to advise or take any action on behalf of a client or former client with respect to any such actions or litigation.

CLEARWATER TAX-EXEMPT BOND FUND

(The vast majority of the fund’s securities are debt issues and not voting securities to which proxy voting policies and procedures are inapplicable. These policies and procedures will typically apply to the fund’s relatively small position in other investment companies.)

Sit Investment Associates, Inc.
Sit Investment Fixed Income Advisors, Inc.
Sit Fixed Income Advisors II, LLC
(collectively, “SIA”)

Proxy Voting Policies and Procedures

I.	Regulatory Requirements.

The requirements governing proxy voting policies and procedures of registered investment advisers are set forth in Rule 206(4)-6 of the Investment Advisers Act of 1940 (the “Act”).

SIA is subject to the Employee Retirement Income Security Act of 1974 (“ERISA”) fiduciary duty provisions with respect to voting proxies on securities held in employee benefit plan accounts governed by ERISA as set out in Department of Labor Bulletin 08-2.

Set forth below are SIA’s procedures and policies on voting proxies for securities held in client accounts. These policies and procedures are adopted to ensure proxy matters are handled in accordance with the requirements of the above regulations.

II.	Proxy Voting Procedures

A.	Voting. SIA will vote all proxies for all securities held in client accounts unless a client has instructed SIA in writing not to vote proxies on its behalf.

B.	Proxy Voting Services. In order to efficiently vote each proxy consistent with the Proxy Voting Policies, SIA has entered into a Voting Agent Services (VAS) Agreement, with Institutional Shareholder Services (“ISS”), whereby ISS provides SIA with proxy analysis, vote execution, record keeping, and reporting services.

C.	Process.

1.	Routine Proxy Proposals and Issues. SIA personnel as identified on Exhibit A will review the proposals on each proxy. SIA shall determine if the proxy includes a routine or non-routine issue. Routine proxy issues that are addressed in the Voting Guidelines shall be voted by SIA personnel in accordance with the Voting Guidelines. Routine proxy issues not addressed in the Guidelines may be voted by SIA personnel in accordance with the ISS recommendation. However, these policies are guidelines and each vote may be cast differently than the stated policies by the Proxy Committee, taking into consideration all relevant facts and circumstances at the time of the vote.

2.	Non-routine Proxy Proposals and Issues. Proxy votes concerning issues that are not routine or otherwise not addressed in the Voting Guidelines will be reviewed by the Proxy Committee or its designate(s). The Proxy Committee or its designee(s) will review each non-routine issue on the proxy, determine SIA’s vote and instruct SIA personnel how to vote the proxy.
3.	Vote Execution. SIA shall use ISS’s services and systems to execute the vote.

D.	Records

1.	SIA will maintain a record of each proxy vote cast for each client account. SIA may rely on the records maintained by ISS and also on readily available public records. The records shall be maintained for five years and shall include:

a)	proxy voting policies and procedures;

b)	proxy statements received regarding client securities;

c)	records of votes cast on behalf of clients;

d)	records of written client requests for proxy voting information and written responses by SIA to any such written or oral client request, and;

e)	any documents prepared by or on behalf of SIA that were material in making the decision on how to vote or that memorialized the basis for the decision.

E.	Client Direction

1.	Clients may instruct SIA to vote proxies for their account according to the client’s policies rather than SIA’s. For example, a client may have guidelines which promote a special interest such as social, religious, or political issues. Under this circumstance, SIA will vote the proxy according to the instructions of the client, which may be inconsistent with SIA’s Guidelines and the votes SIA casts on behalf other client accounts. SIA shall use ISS’s services and systems to execute the vote.

F.	Abstain from Voting

1.	SIA’s policy is to vote rather than abstain from voting on issues presented unless the client’s best interest requires abstention. Additionally, there may be instances where SIA is not able to vote proxies on a client’s behalf, such as when ballot delivery instructions have not been processed by a client’s custodian, ISS has not received a ballot for a client’s account or under other circumstances beyond SIA’s control.

III.	Proxy Committee.

A.	The members of the Proxy Committee are identified on Exhibit A.

B.	The Proxy Committee is responsible for the development and the implementation of SIA’s Proxy Voting Policies and Procedures and shall oversee and manage the day-to-day operations of SIA proxy voting process.

C.	The Proxy Committee or its designee(s) shall have the following duties:

1.	develop and oversee the implementation of SIA’s Proxy Voting Policies and Procedures;

2.	revise and update the Guidelines as necessary;

3.	review proxy voting records; and

4.	meet when necessary to discuss and make the final decision on how to vote non-routine issues not already covered in the Guidelines.

D.	Guideline Development – Routine Matters

1.	The Proxy Committee shall develop voting guidelines (“Guidelines”) to be used by SIA personnel to vote routine matters in an efficient and consistent manner without consultation with the Proxy Committee. Votes cast using the Guidelines must be consistent with the Proxy Voting Policies and Procedures.

E.	Non-routine Issues

1.	The Proxy Committee or its designee(s) will review each non-routine issue on the proxy and determine SIA’s vote. The Proxy Committee’s decision shall be made in a manner consistent with the Proxy Voting Policies and Procedures. The Proxy Committee may consider information from many sources, including, for example, SIA analyst(s), management of the company, shareholder groups, and independent proxy research services, including for example ISS.

IV.	Conflicts of Interest

A.	SIA may be required to vote on a proxy proposal which presents a material conflict of interest between SIA’s interests (or the interests of an affiliated person of SIA) and those of a client. In the event the client is a registered investment company, the conflict may involve the fund or its principal underwriter, or an affiliated person of the fund or its principal underwriter.

B.	The Proxy Committee shall take steps to ensure a decision to vote the proxy was based on the clients’ best interest and was not the product of the material conflict. To resolve a material conflict of interest, The Proxy Committee may (but is not limited to):

1.	base its vote on pre-determined guidelines or polices which requires little discretion of SIA personnel;

2.	disclose the conflict to the client and obtain their consent prior to voting; in the case of a registered investment company, disclose the conflict to the board of directors and obtain its consent; or

3.	base its vote on the analysis and recommendation of an independent third party such as ISS.

C.	SIA will retain records of the steps taken to resolve a material conflict of interest.

V.	Proxy Voting Policy.

A.	Principles.

1.	Generally. SIA will fulfill its fiduciary obligation to vote proxies by voting as SIA determines to be in the best long-term economic interest of the clients, considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote. With respect to this proxy voting policy, in the case of a retirement plan client refers to the beneficiaries of the plan, and in the case of investment companies client refers to the shareholders.

B.	Voting Guidelines

1.	Auditors

Auditor ratification

Generally FOR approval of auditors. However AGAINST ratification of auditors and/or AGAINST members of the audit committee if:

●	An auditor has a financial interest in or association with the company, and is therefore not independent;
●	There is reason to believe that the auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
●	A material weakness under Section 404 of the Sarbanes-Oxley Act rises to a level of serious concern, there are chronic internal control weaknesses, or there is an absence of effective control mechanisms;
●	The auditor has issued an adverse opinion on the company’s most recent financial statements;
●	Pervasive evidence indicates that the committee entered into an inappropriate indemnification agreement with its auditor; or
●	Non-audit fees are excessive in relation to audit-related fees without adequate explanation.

Auditor indemnification and limitation of liability

Generally AGAINST auditor indemnification and limitation of liability that limits shareholders’ ability to pursue legitimate legal recourse against the audit firm.

2.	Boards of Directors

Election of directors

In the U.S., generally FOR slates with a majority of independent directors. FOR slates with less than a majority of independent directors if the company has a shareholder (or group of shareholders) who controls the company by means of economic ownership, not super-voting control.

Outside the U.S., generally FOR slates that adhere to the minimum independence standard established by local corporate governance codes.

AGAINST individual directors in the following cases:

●	Inside directors and affiliated outside directors who serve on the board’s audit, compensation or nominating committees;
●	Any director who missed more than 25 percent of scheduled board and committee meetings, absent extraordinary circumstances;
●	Any director who sits on more than five public company boards; or
●	Any director who is CEO of a publicly traded company and serves on more than two other public boards.

AGAINST members of the compensation committee in the following cases:

●	Company re-prices underwater options for stock, cash or other consideration without prior shareholder approval; or
●	Company has demonstrated poor compensation practices, taking into consideration performance results and other factors.
●	Compensation committee members who approve excessive executive compensation or severance arrangements.

AGAINST the entire board, certain committee members or all continuing directors in the following cases:

●	Directors failed to take appropriate action following a shareholder proposal that was approved by a majority of shareholders;
●	Directors adopted a poison pill within the past three years without shareholder approval, unless the board has committed to put it to a vote within the next 12 months;
●	Directors approved egregious corporate governance actions or exhibit persistent failure to represent shareholders’ interests, in the opinion of SIA; or
●	A director (or directors) received less than 50 percent of votes cast in the prior year and did not subsequently resign.

Require independent chair or Separate Chairman and CEO roles
CASE-BY-CASE, taking into consideration primarily the views of the portfolio manager as to whether the role of board chair should be a separate position. Secondary considerations include the role of the board’s Lead Independent Director, if any, and the board’s overall composition.

Majority voting

FOR non-binding proposals asking the Board to initiate the process to provide that director nominees be elected by the affirmative majority of votes cast at an annual meeting of shareholders. Resolutions should specify a carve-out for a plurality vote standard when there are more nominees than board seats.

3.	Proxy Contests

Proxy contests

CASE-BY-CASE, considering the long-term financial performance of the target company relative to its industry, management’s track record, the qualifications of the shareholder’s nominees, and other factors.

4.	Anti-takeover Provisions

Adopt or amend poison pill (management proposals)
Generally, AGAINST.

Amend/rescind poison pill (shareholder proposals)
FOR, unless the shareholders have already approved the pill, or the company commits to giving shareholders the right to approve it within 12 months.

5.	Corporate Governance Provisions

Annual vs. staggered board elections
AGAINST proposals to elect directors to staggered, multi-year terms.
FOR proposals to repeal staggered boards and elect all directors annually.

Shareholder ability to call special meetings
AGAINST management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings. Generally vote FOR management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:

●	Shareholders’ current right to call special meetings;
●	Minimum ownership threshold necessary to call special meetings (10% preferred);
●	The inclusion of exclusionary or prohibitive language;
●	Investor ownership structure; and
●	Shareholder support of, and management’s response to, previous shareholder proposals.

Shareholder ability to act by written consent
Generally, AGAINST proposals that would allow shareholder action by written consent unless the company does not offer shareholders the right to call special meetings.

Simple majority vs. supermajority provisions
AGAINST proposals to require a supermajority shareholder vote. Generally FOR proposals to adopt simple majority requirements for all items that require shareholder approval.

Confidential voting
AGAINST shareholder proposals that may inhibit a company’s ability to communicate with its shareholders in conjunction with its annual meeting.

6.	Capital Structure

Dual-class equity
AGAINST proposals that authorize the issuance of shares that would create disproportionate voting rights. FOR proposals to implement a capital structure with one share, one vote.

Authorization of additional common stock
CASE-BY-CASE

Reverse stock split

Generally, FOR proposals where there is a proportionate reduction in the number of authorized shares.

Preferred stock

Generally, FOR proposals to create a class of preferred stock where the company specifies acceptable voting, dividend, conversion and other rights. AGAINST proposals to create a blank check preferred stock with unspecified voting, dividend, conversion and other rights.

Corporate reorganization and debt restructuring

CASE-BY-CASE

7.	Compensation

Director compensation

Generally FOR proposals to award cash fees to non-executive directors, unless fees are excessive. Generally FOR director equity plans that are subject to reasonable stock ownership guidelines, have an appropriate vesting schedule, represent a prudent mix between cash and equity, provide adequate disclosure and do not include inappropriate benefits such as post-retirement payments or executive perks.

Equity compensation plans

Votes on equity plans are determined on a CASE-BY-CASE basis. AGAINST equity plans that have an unacceptable number of problematic elements, including:

●	poor structural features such as evergreen provisions or the ability to reprice options;
●	a high burn rate relative to the peer group;
●	an unacceptable level of potential dilution relative to the company’s size, industry and growth profile;
●	an unusually high concentration of total awards to the named executive officer group;
●	poor pay practices generally; or
●	an unduly heavy reliance on full-value awards.

Reprice or exchange option grants
Generally AGAINST, unless the value of the new options received under the exchange program is less than under the old plan, top officers and directors are excluded, and other shareholder-friendly conditions exist.

Employee Stock Purchase Plans (ESPPs)

FOR.

Advisory vote on compensation (management proposals)

“Say on Pay” votes are determined on a CASE-BY-CASE basis.

8.	Mergers and acquisitions

Mergers, acquisitions and corporate restructurings

CASE-BY-CASE.

Adjourn meeting or other business
FOR, where SIA is supportive of the underlying merger proposal and the adjournment proposal is narrow in scope. AGAINST vague or open-ended proposals, or any containing a mention of “other business.”

9.	Environmental, Social and Corporate Governance (ESG) related matters

SIA manages portfolios with an investment strategy investing in companies that have strong ESG practices. SIA will vote proxies for the ESG strategies in a manner that is consistent with its ESG criteria. Generally, SIA will consider whether the ESG related matter may be material to a company’s performance and how the proposal may enhance or protect shareholder value. SIA will focus on economic value through promotion of best ESG business practices. Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues.

Shareholder proposals of an ESG nature

It is SIA’s policy to analyze every shareholder proposal of an ESG nature on a CASE-BY-CASE basis. SIA utilizes research reports from ISS and other third parties, company filings and sustainability reports, and our internal research analysts.

Generally the analysis considers whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will also be considered:

●	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
●	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
●	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive;
●	The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
●	If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and
●	If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

10.	Closed-End Funds related matters

SIA manages portfolios utilizing an investment strategy that invests primarily in the common stock of closed-end registered investment companies (“Closed-End Funds”). SIA seeks to invest opportunistically by identifying Closed-End Funds with a share price SIA believes does not properly reflect the impact of a recent or anticipated corporate event or conditions in the overall securities markets that SIA believes will have a positive influence on the Closed-End Fund’s share price. Corporate events include, for example, rights offerings, mergers, tender offers, liquidations and conversions to open-end funds.

It is SIA’s policy to analyze every proxy of a Closed-End Fund corporate event on a CASE-BY-CASE basis. SIA utilizes research reports from ISS and other third parties, company filings, and internal research analysts. Generally, SIA will vote proxies in a manner that is consistent with the objective of improving a Closed-End Fund’s share price, including, for example, adopting policies or practices that may tend to reduce or eliminate the discount at which the shares of a Closed-End Fund will trade in the future.

CLEARWATER CORE EQUITY FUND

AQR CAPITAL MANAGEMENT, LLC

PROXY VOTING POLICY AND PROCEDURES

AS AMENDED: NOVEMBER 2017

LAST REVIEWED: JUNE 2018

I. STATEMENT OF POLICY

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to seek to ensure that such rights are properly and timely exercised. AQR Capital Management, LLC (“AQR”) 1 generally retains proxy voting authority with respect to securities purchased for its clients. AQR will seek to vote proxies in the best interest of its clients and in accordance with this Proxy Voting Policy and Procedures (the “Policy”).

AQR’s processes and practices seek to ensure that proxy voting decisions are suitable for individual funds. For most proxy proposals the evaluation will result in the same position being taken across all of the funds and the funds voting as a block. In some cases, however, a fund may vote differently, depending upon the nature and objective of the fund, the composition of its portfolio, and other factors.

II. USE OF THIRD-PARTY PROXY VOTING SERVICE

The U.S. Securities and Exchange Commission and its staff have expressed the view that although the voting of proxies remains the duty of an investment adviser, an investment adviser may contract with a proxy advisory firm to perform certain functions with respect to proxy voting so long as the investment adviser ascertains, among other things, whether the proxy advisory firm has the capacity and competence to adequately analyze proxy issues.

AQR has engaged Institutional Shareholder Services Inc. (“ISS”), an independent third-party proxy advisory firm, to provide proxy voting services with respect to securities held in a given fund or account. ISS’ proxy voting services include, but are not limited to, receiving proxy ballots, working with AQR’s custodian banks, executing votes and maintaining vote records. ISS votes according to ISS’s proxy voting guidelines subscribed by a given AQR fund or account, unless instructed otherwise by AQR.

AQR also requires ISS to identify and provide information regarding any material business changes or conflicts of interest on an ongoing basis. Where a conflict of interest may exist, AQR requires ISS to provide information on how said conflict is being addressed. If, as a result of the AQR’s examination of ISS’s conflicts of interest, a determination is made that a material conflict of interest exists, AQR’s Chief Compliance Officer (the “CCO”) or designee will determine whether to follow ISS’s recommendation or take other action with respect to the proxy vote.

At least annually, the Compliance Department will review the capacity and competence of ISS. Specifically, the Compliance Department will:

1.	Review ISS’s proxy voting guidelines and assess the adequacy of the guidelines, including assessing whether the guidelines are reasonably designed to ensure that proxies are voted in the best interests of AQR’s clients;

2.	Review ISS’s procedures to seek to ensure that its proxy voting recommendations are based on current and accurate information;

3.	Review a sample of ISS’s proxy votes to review whether ISS has complied with ISS’s proxy voting guidelines;

4.	Obtain a certification or other information from ISS regarding its independence and impartiality.

1 The term “AQR” includes AQR Capital Management, LLC and CNH Partners, LLC and their respective investment advisory affiliates.

III.VOTING PROCEDURES

ISS is responsible for coordinating with AQR’s clients’ custodians to seek to ensure that all proxy materials received by custodians relating to a client’s securities are processed in a timely fashion. Proxies relating to securities held in client accounts will typically be sent directly to ISS. In the event that proxy materials are sent to AQR directly instead of ISS, AQR will use reasonable efforts to identify and forward those materials promptly to ISS for processing.

As noted in Section II, ISS will vote proxies in accordance with the subscribed proxy voting guidelines, unless instructed otherwise by AQR.

IV. VOTING GUIDELINES

To the extent that AQR is voting a proxy itself and not utilizing ISS’s recommendation, AQR will be required to vote proxies in a way that, in AQR’s best judgment, is in the best interest of AQR’s clients holding such securities. Unless prior approval is obtained from the CCO or designee, the following guidelines will generally be adhered to when AQR is voting a proxy itself:

1.	AQR will not engage in conduct that involves an attempt to change or influence the control of a public company. In addition, all communications regarding proxy issues or corporate actions between companies or their agents, or with fellow shareholders, shall be for the sole purpose of expressing and discussing AQR’s concerns for its advisory clients’ interests and not for an attempt to influence or control management;

2.	AQR will not announce its voting intentions and the reasons therefore; and

3.	AQR will not initiate a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder.

AQR or ISS may not vote a proxy in certain situations, including but not limited to, when:

1.	The cost of voting a proxy outweighs the benefit of voting;

2.	AQR is not given enough time to process the vote;

3.	AQR has an outstanding sell order or intends to sell the applicable security prior to the voting date;

4.	There are restrictions on trading resulting from the exercise of a proxy; or

5.	Voting would cause an undue burden to AQR.

Additionally, from time to time, AQR or ISS may be unable to cast a vote prior to the cutoff date for reasons including, but not limited to, timing of transferring proxy information. AQR does not view non-voted proxy ballots to be a material issue for either the clients or AQR’s investment strategies. AQR typically follows a systematic, research-driven approach, applying quantitative tools to process fundamental information and manage risk, significantly reducing the importance and usefulness of the proxies AQR receives and votes, or causes to be voted, on behalf of its clients.

Moreover, some of AQR’s strategies primarily focus on portfolio management and research related to macro trading strategies which are implemented through the use of derivatives. These strategies typically do not hold equity securities with voting rights, but may, in certain circumstances, hold an exchange traded fund (“ETF”) for the purpose of managing market exposure. For these funds and accounts that only have a de minimis exposure to equites via an ETF used for equitization, AQR will not vote proxies.

V. POTENTIAL CONFLICTS OF INTEREST OF THE ADVISER

AQR mitigates potential conflicts of interest by generally voting in accordance with the predetermined voting recommendations outlined in the subscribed voting guidelines of our independent third party provider, ISS. However, from time to time, AQR may determine to vote contrary to the recommendation of ISS which could give rise to potential conflicts of interest.

In the event that AQR intends to directly vote a proxy in a manner that is inconsistent with ISS’s recommendation, the Compliance Department will examine any conflicts that exist between the interests of AQR and its clients. This examination includes, but is not limited to, a review of any material economic interest, including outside business activities, of AQR, its personnel, and its affiliates with the issuer of the security in question.

If, as a result of the Compliance Department’s examination, a material conflict of interest is found to exist, AQR will determine whether:

1.	Directly voting the meeting is in the best interests of the client;

2.	ISS’s recommendation should be followed; or

3.	The client should approve the ISS recommendation.

VI. DISCLOSURE

Upon request, AQR will furnish a copy of this Policy to the requesting client and information on how the client’s proxies were voted. If a client requests how the client’s proxies were voted, AQR will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about:

1.	The name of the issuer;

2.	The proposal voted upon; and

3.	The election made for the proposal.

Clients may contact AQR’s Client Administration team by calling 203-742-3700 or via e-mail at Client.Admin@aqr.com for a copy of the ISS Proxy Voting Guidelines or to obtain a record of how proxies were voted for their account.

VII. AQR FUNDS

On an annual basis, AQR will provide, or cause ISS to provide; to the AQR Funds’ administrator or other designee on a timely basis, any and all reports and information necessary to prepare and file Form N-PX, which is required by Rule 30b1-4 under the Investment Company Act of 1940. 2

VIII. PROXY RECORDKEEPING

AQR will maintain the following records with respect to this Policy:

1.	A copy of the Policy, and any amendments thereto;

2.	A copy of any document AQR created that was material to making a decision how to vote proxies, or that memorializes that decision.

AQR will cause ISS to maintain the following records below under this Policy for a period of no less than 5 years as required by SEC Rule 204-2. In addition, ISS will promptly produce such records upon request. Records will include:

1.	A copy of the ISS Proxy Voting Guidelines;

2.	A copy of ISS’s policies and procedures related to voting of proxies and management of conflicts of interest;

3.	A copy of each research report prepared by ISS;

4.	A copy of each proxy ballot received; and

5.	A record of each vote cast .

2 Form N-PX is required to contain an AQR Fund’s complete proxy voting record for the most recent 12-month period ended June 30 and must be filed no later than August 31 of each year.

IX. REVIEW OF POLICY AND PROCEDURES

The Compliance Department shall review, no less frequently than annually, the adequacy of this Policy to ensure it has been implemented effectively, including whether the Policy continues to be reasonably designed to ensure that proxies are voted in the best interests of its clients.

O’Shaughnessy Asset Management, LLC
Proxy Voting Policy
Rule 206(4)-6

In accordance with the requirements of United States SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”) and the Canadian Securities Act R.S.O. 1990 Chapter S5, and the regulations promulgated under the Canadian Securities Act RRO 1990, Regulation 1015 General, O’Shaughnessy Asset Management, LLC (“OSAM”) has adopted the following proxy voting policy with respect to those assets for which a client has vested OSAM with discretionary investment management authority (the “assets”).

OSAM’s Policy

Registrant has retained the use of third party service provider/agents, (i.e. Institutional Shareholder Services (“ISS”), Broadridge Investor Communication Solutions, Inc. (“BICS”) and/or other third party service provider/agents) to execute these policies. Information regarding the third party proxy voting service provider/agent is available upon request as well. Unless a client directs otherwise, in writing, OSAM or its third party service provider/agent shall be responsible for: (1) directing the manner in which proxies solicited by issuers of securities beneficially owned by the client shall be voted, and (2) making all elections relative to any mergers, acquisitions, and tender offers. OSAM and/or the client shall correspondingly instruct each custodian of the assets to forward to OSAM, or its third party service provider/agent, copies of all proxies and shareholder communications relating to the assets. Absent mitigating circumstances and/or conflicts of interest (to the extent any such circumstance or conflict is presented, if ever, information pertaining to how OSAM or its third party service provider/agent addressed any such circumstance or conflict shall be maintained by OSAM - see examples below), it is OSAM’s general policy to vote proxies consistent with the recommendation of the senior management of the issuer. OSAM shall monitor corporate actions of individual issuers and investment companies consistent with OSAM’s fiduciary duty to vote proxies in the best interests of its clients. With respect to individual issuers, OSAM may be solicited to vote on matters including corporate governance, adoption or amendments to compensation plans (including stock options), and matters involving social issues and corporate responsibility. With respect to investment companies (e.g., mutual funds), OSAM may be solicited to vote on matters including the approval of advisory contracts, distribution plans, and mergers. OSAM or its third party service provider/agent shall maintain records pertaining to proxy voting as required pursuant to United States SEC Rule 204-2 (c)(2) under the Advisers Act as well as the Canadian Securities Act R.S.O. 1990 Chapter S5, and the regulations promulgated under the Canadian Securities Act RRO 1990, Regulation 1015 General.

Copies of United States SEC Rules 206(4)-6 and 204-2(c)(2) and the Canadian Securities Act R.S.O. 1990 Chapter S5, and the regulations promulgated under the Canadian Securities Act RRO 1990, Regulation 1015 General are available upon written request. In addition, information pertaining to how OSAM or its third party service provider/agent voted on any specific proxy issue is also available upon written request. Any questions regarding OSAM’s proxy voting policy shall be directed to Raymond Amoroso, III, Esq., Chief Compliance Officer of OSAM at 203-975-3318.

Mitigating Circumstances/Conflicts of Interest

The following are examples of mitigating circumstances and/or conflicts of interest: (1) an adviser or its affiliate may manage a pension plan, administer employee benefit plans, or provide brokerage, underwriting, insurance, or banking services to a company whose management is soliciting proxies; (2) an adviser may have business or personal relationships with participants in proxy contests, corporate directors, or candidates for directorships, etc.; (3) an adviser has a business relationship not with the company but with a proponent of a proxy proposal that may affect how it casts votes on client securities; and (4) senior management’s recommendation, in the opinion of OSAM, is not in the best interests of the client.

Class Action Lawsuit Filings

OSAM does NOT file any class action lawsuits on behalf of its clients and the client should consult with an attorney of his or her choice with regards to any class action lawsuit filings or contact OSAM’s Chief Compliance Officer, Raymond Amoroso, III, Esq.

Implementation/Adoption

Raymond Amoroso, III, Esq., Chief Compliance Officer, or his designee shall be primarily responsible for determining how client proxies are voted and recording how OSAM addressed any mitigating circumstance or conflict of interest. Mr. Amoroso, CCO shall be primarily responsible for the ongoing review and evaluation of OSAM’s proxy voting policy and corresponding compliance with the requirements of United States SEC’s Rules 206(4)-6 and 204-2(c)(2) and the Canadian Securities Act R.S.O. 1990 Chapter S5, and the regulations promulgated under the Canadian Securities Act RRO 1990, Regulation 1015 General. Copies of the Rules can be attached and made a part hereof.

The above Proxy Voting Policy has been adopted by O’Shaughnessy Asset Management, LLC on this first day of October, 2007, and continues to be in effect as of the date of this document.

CLEARWATER INVESTMENT TRUST
Clearwater Core Equity Fund
Clearwater Small Companies Fund
Clearwater Tax-Exempt Bond Fund
Clearwater International Fund
30 East 7th Street, Suite 2000
Saint Paul, Minnesota 55101

EXECUTIVE OFFICERS:	TRUSTEES:

Justin H. Weyerhaeuser, President and Treasurer	Sara G. Dent
Karen P. Rau , Secretary	James E. Johnson
Charles W. Rasmussen
INVESTMENT MANAGER:	Laura E. Rasmussen
Clearwater Management Co., Inc.	Lindsay R. Schack
2000 Wells Fargo Place	E. Rodman Titcomb, Jr.
30 East 7th Street, Saint Paul, MN 55101	David M. Weyerhaeuser
Justin H. Weyerhaeuser
CUSTODIAN FOR CLEARWATER FUNDS

The Northern Trust Company

50 South LaSalle Street

Chicago, IL 60603

COUNSEL FOR THE FUNDS:

Dechert LLP

One International Place

40th Floor

100 Oliver Street

Boston, MA 02110-2605

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

[ ]
[ ]
[ ]
[ ]

CLEARWATER FUNDS ADMINISTRATION AND ACCOUNTING SERVICES

The Northern Trust Company

50 South LaSalle Street

Chicago, IL 60603

TRANSFER AGENT FOR THE FUNDS

The Northern Trust Company

50 South LaSalle Street

Chicago, IL 60603

CLEARWATER CORE EQUITY FUND SUBADVISERS:

Parametric Portfolio Associates

800 Fifth Avenue, Suite 2800

Seattle, WA 98104

AQR Capital Management, LLC

Two Greenwich Plaza

Greenwich, CT 06830

O’Shaughnessy Asset Management, LLC

6 Suburban Avenue

Stamford, CT 06901

Fiduciary Counselling, Inc.

30 East 7th Street, Suite 2000

St. Paul, Minnesota 55101-4930

CLEARWATER SMALL COMPANIES FUND SUBADVISERS:

Kennedy Capital Management, Inc.

10829 Olive Boulevard

St. Louis, MO 63141-7739

Cooke & Bieler, L.P.
1700 Market Street, Suite 3222

Philadelphia, PA 19103

Pzena Investment Management LLC

320 Park Avenue, 8th Floor

New York, NY 10022

Fiduciary Counselling, Inc.

30 East 7th Street, Suite 2000

St. Paul, Minnesota 55101-4930

CLEARWATER TAX-EXEMPT BOND FUND SUBADVISERS:

Sit Fixed Income Advisors II, LLC
3300 IDS Center
80 South Eighth Street
Minneapolis, MN 55402

Fiduciary Counselling, Inc.
30 East 7th Street, Suite 2000
St. Paul, MN 55101-4930

CLEARWATER INTERNATIONAL FUND SUBADVISERS:

Parametric Portfolio Associates LLC

800 Fifth Avenue, Suite 2800

Seattle, WA 98104

Artisan Partners Limited Partnership

875 East Wisconsin Avenue, Suite 800

Milwaukee, WI 53202

WCM Investment Management, LLC

281 Brooks Street

Laguna Beach, CA 92651-2974

LSV Asset Management

155 North Wacker Drive, Suite 4600

Chicago, IL 60606

Fiduciary Counselling, Inc.

30 East 7th Street, Suite 2000

St. Paul, Minnesota 55101-4930

CLEARWATER INVESTMENT TRUST
FORM N-1A

PART C. OTHER INFORMATION

Item 28. Exhibits

(a)(1)	Declaration of Trust dated January 12, 1987 [1]

(a)(2)	Amendment to Declaration of Trust dated March 25, 1994 [1]

(a)(3)	Amended and Restated Declaration of Trust dated March 1, 1998 [2]

(a)(4)	Certificate of Designation with respect to Clearwater Municipal Bond Fund [4]

(a)(5)	Certificate of Designation with respect to Clearwater International Fund dated December 12, 2008 [13]

(a)(6)	Amendment to Declaration of Trust dated April 27, 2012 [14]

(b)(1)	By-Laws [1]

(b)(2)	Amended and Restated By-Laws dated March 1, 1998 [2]

(b)(3)	Amended and Restated By-Laws dated September 6, 2013 [16]

(c)	None.

(d)(1)	Management Contract dated May 1, 1994 [1]

(d)(2)	Management Contract, as amended, dated March 1, 1998 [2]

(d)(3)	Form of Management Contract by and among Clearwater Investment Trust, on behalf of its series, Clearwater Tax-Exempt Bond Fund and Clearwater Management Co., Inc. [4]

(d)(4)	Subadvisory Contract with Sit Investment Associates, Inc. for Clearwater Growth Fund dated May 1, 1994[1]

(d)(5)	Subadvisory Contract with Parametric Portfolio Associates for Clearwater Growth Fund dated November 1, 1997 [2]

(d)(6)	Subadvisory Contract with Parametric Portfolio Associates for Clearwater Growth Fund dated May 5, 2000 [5]

(d)(7)	Subadvisory Contract with Parametric Portfolio Associates for Clearwater Growth Fund dated September 20, 2001 [6]

(d)(8)	Subadvisory Contract with Parametric Portfolio Associates for Clearwater Growth Fund dated September 10, 2003 [7]

(d)(9)	Subadvisory Contract with Kennedy Capital Management, Inc. for Clearwater Small Cap Fund dated May 1, 1994 [1]

(d)(10)	Amendment to the Subadvisory Contract with Kennedy Capital Management, Inc. for Clearwater Small Cap Fund date January 1, 1998 [2]

(d)(11)	Subadvisory Contract with Kennedy Capital Management, Inc. for Clearwater Small Cap Fund dated April 16, 1999 [5]

(d)(12)	Subadvisory Contract with Kennedy Capital Management, Inc. for Clearwater Small Cap Fund dated March 10, 2006 [8]

(d)(13)	Form of Subadvisory Contract with Sit Investment Associates, Inc. for Clearwater Municipal Bond Fund [4]

(d)(14)	Management Contract by and among Clearwater Investment Trust, on behalf of its series, Clearwater International Fund, and Clearwater Management Co., Inc., dated January 24, 2009 [10]

(d)(15)	Subadvisory Contract with Parametric Portfolio Associates LLC for Clearwater International Fund dated January 24, 2009 [10]

(d)(16)	Form of Management Contract by and among Clearwater Investment Trust and Clearwater Management Co., Inc. [12]

(d)(17)	Form of Subadvisory Contract by and among Clearwater Investment Trust, Clearwater Management Co., Inc. and Fiduciary Counselling, Inc. [12]

(d)(18)	Amendment to the Management Agreement by and among Clearwater Investment Trust on behalf of the Core Equity Fund and Small Companies Fund and Clearwater Management Co., Inc. dated April 27, 2012 [14]

(d)(19)	Amendment to the Subadvisory Contract with Parametric Portfolio Associates LLC for Clearwater Core Equity Fund dated April 27, 2012 [14]

(d)(20)	Amendment to the Subadvisory Contract with Kennedy Capital Management, Inc. for Clearwater Small Companies Fund dated April 27, 2012 [14]

(d)(21)	Amendment to the Subadvisory Contract by and among Clearwater Investment Trust, Clearwater Management Co., Inc. and Fiduciary Counselling, Inc. dated April 27, 2012 [14]

(d)(22)	Subadvisory Contract with WCM Investment Management , LLC for Clearwater International Fund dated October 16, 2012 [15]

(d)(23)	Subadvisory Contract with Artisan Partners Limited Partnership for Clearwater International Fund dated March 12, 2014 [16]

(d)(24)	Subadvisory Contract with AQR Capital Management, LLC for Clearwater Core Equity Fund dated February 3, 2015 [17]

(d)(25)	Subadvisory Contract with O’Shaughnessy Asset Management, LLC for Clearwater Core Equity Fund dated February 4 , 2015 [17]

(d)(26)	Amendment to the Subadvisory Contract with AQR Capital Management, LLC for Clearwater Core Equity Fund dated July 1 , 2015 [19]

(d)(27)	Amendment to the Subadvisory Contract with AQR Capital Management, LLC for Clearwater Core Equity Fund dated January 1, 2016 [19]

(d)(28)	Subadvisory Contract with Cooke & Bieler, L.P. for Clearwater Small Companies Fund dated September 11, 2017 [20]

(d)(29)	Subadvisory Contract with Pzena Investment Management, LLC, for Clearwater Small Companies Fund dated September 11, 2017 [20]

(d)(30)	Amendment to the Subadvisory Contract with Kennedy Capital Management, Inc. for Clearwater Small Companies Fund dated October 1, 2018 [22]

(d)(31)	Amendment to the Subadvisory Contract with AQR Capital Management, LLC for Clearwater Core Equity Fund dated December 7, 2018 [22]

(d)(32)	Subadvisory Contract with LSV Asset Management for Clearwater International Fund dated September 12, 2019 +

(d)(33)	Amended and Restated Subadvisory Contract with WCM Investment Management, LLC for Clearwater International Fund dated September 12, 2019 +

(d)(34)	Amendment to the Subadvisory Contract with AQR Capital Management, LLC for Clearwater Core Equity Fund dated November 1, 2019 +

(d)(35)	Amendment to the Subadvisory Contract with Kennedy Capital Management, Inc. for Clearwater Small Companies Fund dated November 1, 2019 +

(d)(36)	Amendment to the Subadvisory Contract with Parametric Portfolio Associates LLC for Clearwater Core Equity Fund dated November 1, 2019 +

(d)(37)	Amendment to the Subadvisory Contract with Parametric Portfolio Associates LLC for Clearwater International Fund dated November 1, 2019 +

(d)(38)	Amendment to the Subadvisory Contract with Sit Fixed Income Advisors II, LLC for Clearwater Tax-Exempt Bond Fund dated November 1, 2019 +

(e)	None.

(f)	None.

(g)(1)	Custodian Agreement with Norwest Bank Minnesota, N.A. dated March 31, 1987 [1]

(g)(2)	Amendment to Custodian Agreement dated March 27, 1991 [1]

(g)(3)	Amendment to Custodian Agreement dated November 4, 1992 [1]

(g)(4)	Custodian Agreement with Investors Fiduciary Trust Company dated September 29, 1997 [2]

(g)(5)	Amendment to Custodian Agreement dated March 1, 1998 [3]

(g)(6)	Second Amendment to Custodian Agreement dated March 10, 2006 [8]

(g)(7)	Custodian Agreement by and among Clearwater Investment Trust, on behalf of its series Clearwater International Fund and The Northern Trust Company, dated January 28, 2009 [10]

(g)(8)	Custody Agreement between Clearwater Investment Trust and The Northern Trust Company, dated December 3, 2010 [11]

(g)(9)	Amendment to the Custody Agreement between Clearwater Investment Trust and The Northern Trust Company, dated April 27, 2012 [14]

(h)(1)	Investment Company Service Agreement dated March 2, 1987 [1]

(h)(2)	Amendment to Investment Company Service Agreement dated May 1, 1995 [1]

(h)(3)	Accounting Services Agreement dated April 3, 1995 [1]

(h)(4)	Amendment to Investment Company Service Agreement dated January 24, 2009 [10]

(h)(5)	Fund Administration and Accounting Services Agreement by and among Clearwater Investment Trust, on behalf of its series Clearwater International Fund and The Northern Trust Company, dated January 28, 2009 [10]

(h)(6)	Fund Administration and Accounting Services Agreement between Clearwater Investment Trust and The Northern Trust Company, dated December 3, 2010 [11]

(h)(7)	Form of Transfer Agency and Service Agreement between Clearwater Investment Trust and The Northern Trust Company [13]

(h)(8)	Amendment to the Fund Administration and Accounting Services Agreement between Clearwater Investment Trust and The Northern Trust Company dated April 27, 2012 [14]

(h)(9)	Amendment to the Transfer Agency and Service Agreement between Clearwater Investment Trust and The Northern Trust Company dated April 27, 2012 [14]

(i)	Consent of Counsel – to be filed by subsequent amendment

(j)(1)	Consent of Independent Registered Public Accounting Firm – to be filed by subsequent amendment

(k)	None.

(l)(1)	Stock Purchase Agreement dated February 19, 1987 [1]

(m)	None.

(n)	None.

(o)	None.

(p)(1)	Code of Ethics of Kennedy Capital Management, Inc., subadviser to Clearwater Small Companies Fund dated November 2019 +

(p)(2)	Code of Ethics of Sit Fixed Income Advisers, LLC, subadviser to Clearwater Tax-Exempt Bond Fund dated October 2014 [20]

(p)(3)	Code of Ethics of WCM Investment Management, subadviser to Clearwater International Fund dated January 1, 2019 [22]

(p)(4)	Code of Ethics of O’Shaughnessy Asset Management, LLC, subadviser to Clearwater Core Equity Fund dated March 2019 [22]

(p)(5)	Code of Ethics of Fiduciary Counselling, Inc. dated April 1, 2019 +

(p)(6)	Code of Ethics of AQR Capital Management, LLC, subadviser to Clearwater Core Equity Fund dated April 2019 +

(p)(7)	Code of Ethics of Cooke & Bieler, L.P., subadviser to Clearwater Small Companies Fund [22]

(p)(8)	Code of Ethics of Pzena Investment Management, LLC, subadviser to Clearwater Small Companies Fund dated February 2019 [22]

(p)(9)	Code of Ethics of Parametric Portfolio Associates LLC, subadviser to Clearwater Core Equity Fund and Clearwater International Fund dated January 1, 2020 +

(p)(10)	Code of Ethics of Artisan Partners Limited Partnership, subadviser to Clearwater International Fund dated August 17, 2018 [22]

(p)(11)	Code of Ethics of Clearwater Investment Trust and Clearwater Management Company, Inc. dated April 1, 2019 [22]

(p)(12)	Code of Ethics of LSV Asset Management, subadviser to Clearwater International Fund dated January 10, 2020 +

n/a	Powers of Attorney for Mses. Sara G. Dent, Laura E. Rasmussen and Lindsay R. Schack and Messrs. James E. Johnson, Charles W. Rasmussen, E. Rodman Titcomb, Jr., David M. Weyerhaeuser and Justin H. Weyerhaeuser +

+	Filed herewith.

[1]	Previously filed as exhibits to post-effective amendment no. 10 to the Registration Statement on April 29, 1996 and incorporated herein by reference (File No. 33-12289).

[2]	Previously filed as exhibits to post-effective amendment no. 12 to the Registration Statement on February 27, 1998 and incorporated herein by reference (File No. 33-12289).

[3]	Previously filed as exhibits to post-effective amendment no. 14 to the Registration Statement on April 13, 1999 and incorporated herein by reference (File No. 33-12289).

[4]	Previously filed as exhibits to post-effective amendment no. 15 to the Registration Statement on October 15, 1999 and incorporated herein by reference (File No. 33-12289).

[5]	Previously filed as exhibits to post-effective amendment no. 17 to the Registration Statement on April 30, 2001 and incorporated herein by reference (File No. 33-12289).

[6]	Previously filed as exhibits to post-effective amendment no. 18 to the Registration Statement on April 26, 2002 and incorporated herein by reference (File No. 33-12289).

[7]	Previously filed as exhibits to post-effective amendment no. 20 to the Registration Statement on April 29, 2004 and incorporated herein by reference (File No. 33-12289).

[8]	Previously filed as exhibits to post-effective amendment no. 23 to the Registration Statement on May 1, 2007 and incorporated herein by reference (File No. 33-12289).

[9]	Previously filed as exhibits to post-effective amendment no. 24 to the Registration Statement on April 29, 2008 and incorporated herein by reference (File No. 33-12289).

[10]	Previously filed as exhibits to post-effective amendment no. 26 to the Registration Statement on January 29, 2009 and incorporated herein by reference (File No. 33-12289).

[11]	Previously filed as exhibits to post-effective amendment no. 31 to the Registration Statement on February 28, 2011 and incorporated herein by reference (File No. 33-12289).

[12]	Previously filed as exhibits to the Registrant’s Semi-Annual Report on Form NSAR-A on August 26, 2011 and incorporated herein by reference (File No. 811-05038).

[13]	Previously filed as exhibits to post-effective amendment no. 34 to the Registration Statement on February 29, 2012 and incorporated herein by reference (File No. 33-12289).

[14]	Previously filed as exhibits to post-effective amendment no. 35 to the Registration Statement on April 27, 2012 and incorporated herein by reference (File No. 33-12289).

[15]	Previously filed as exhibits to post-effective amendment no. 37 to the Registration Statement on February 28, 2013 and incorporated herein by reference (File No. 33-12289).

[16]	Previously filed as exhibits to post-effective amendment no. 40 to the Registration Statement on April 30, 2014 and incorporated herein by reference (File No. 33-12289).

[17]	Previously filed as exhibits to post-effective amendment no. 42 to the Registration Statement on February 27, 2015 and incorporated herein by reference (File No. 33-12289).

[18]	Previously filed as an exhibit to the Registrant’s Semi-Annual Report on Form N-SAR on February 26, 2016 and incorporated herein by reference (File No. 811-05038).

[19]	Previously filed as exhibits to post-effective amendment no. 47 to the Registration Statement on April 29, 2016 and incorporated herein by reference (File No. 33-12289).

[20]	Previously filed as exhibits to post-effective amendment no. 52 to the Registration Statement on February 28, 2018 and incorporated herein by reference (File No. 33-12289).

[21]	Previously filed as exhibits to post-effective amendment no. 53 to the Registration Statement on April 30, 2018 and incorporated herein by reference (File No. 33-12289).

[22]	Previously filed as exhibits to post-effective amendment no. 55 to the Registration Statement on April 30, 2019 and incorporated herein by reference (File No. 33-12289).

Item 29. Persons Controlled by or Under Common Control with the Fund

The Registrant is not directly or indirectly controlled by or under common control with any other person.

Item 30. Indemnification

Except for the Declaration of Trust, dated January 12, 1987, as amended and restated March 1, 1998, establishing the Registrant as a trust under Massachusetts law, there is no contract, arrangement or statute under which any director, officer, underwriter or affiliated person of the Registrant is insured or indemnified. The Declaration of Trust provides that no Trustee or officer will be indemnified against any liability to which the Registrant would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties.

Item 31. Business and Other Connections of Investment Adviser

All of the information required by this item is set forth in the Forms ADV, as amended, of the Manager and the Subadvisers. The following sections of such Forms ADV are incorporated herein by reference:

(a)	Item 10 of Part 2A and Part 2B;

(b)	Section 6, Business Background, of each Schedule D.

Item 32.  Principal Underwriter

Not applicable.

Item 33.  Location of Accounts and Records

The accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the possession of Fiduciary Counselling, Inc., 2000 Wells Fargo Place, 30 East 7th Street, St. Paul, Minnesota 55101-4930.

Item 34.  Management Services

Not applicable.

Item 35.  Undertaking

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago and the State of Illinois, on the 26th day of February, 2020 .

CLEARWATER INVESTMENT TRUST

By:	/s/ Justin H. Weyerhaeuser
Justin H. Weyerhaeuser
President and Treasurer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registration Statement of Clearwater Investment Trust has been signed below by the following persons in the capacities and on the date indicated:

Signature	Date

/s/ Justin H. Weyerhaeuser	February 26, 2020
Justin H. Weyerhaeuser
President and Treasurer

THE BOARD OF TRUSTEES:

Sara G. Dent*

James E. Johnson*

Charles W. Rasmussen*

Laura E. Rasmussen*

Lindsay R. Schack*

E. Rodman Titcomb, Jr.*

David M. Weyerhaeuser*

/s/ Justin H. Weyerhaeuser
Justin H. Weyerhaeuser

*By:	/s/ Justin H. Weyerhaeuser	February 26, 2020
Justin H. Weyerhaeuser
*Attorney-in-Fact

* As Attorney-in-Fact pursuant to Powers of Attorney (filed herewith).

EXHIBIT INDEX

No.	Exhibit

(d)(32)	Subadvisory Contract with LSV Asset Management, for Clearwater International Fund dated September 12, 2019

(d)(33)	Amended and Restated Subadvisory Contract with WCM Investment Management, LLC for Clearwater International Fund dated September 12, 2019

(d)(34)	Amendment to the Subadvisory Contract with AQR Capital Management, LLC for Clearwater Core Equity Fund dated November 1. 2019

( d)(35)	Amendment to the Subadvisory Contract with Kennedy Capital Management, Inc . for Clearwater Small Companies Fund dated November 1, 2019

(d)(36)	Amendment to the Subadvisory Contract with Parametric Portfolio Associates LLC for Clearwater Core Equity Fund dated November 1, 2019

( d)(37)	Amendment to the Subadvisory Contract with Parametric Portfolio Associates LLC for Clearwater International Fund dated November 1, 2019

(d)(38)	Amendment to the Subadvisory Contract with Sit Fixed Income Advisors II, LLC for Clearwater Tax-Exempt Bond Fund dated November 1, 2019
(p)(1)	Code of Ethics of Kennedy Capital Management, Inc., subadviser to Clearwater Small Companies Fund dated November 2019
(p)(5)	Code of Ethics of Fiduciary Counselling, Inc. dated April 1, 2019

(p)(6)	Code of Ethics of AQR Capital Management, LLC, subadviser to Clearwater Core Equity Fund dated April 2019

(p)(9)	Code of Ethics of Parametric Portfolio Associates LLC, subadviser to Clearwater Core Equity Fund and Clearwater International Fund dated January 1, 2020

(p)(12)	Code of Ethics of LSV Asset Management , subadviser to Clearwater International Fund dated January 10, 2020

(n/a)	Powers of Attorney